UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Funds Trust 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: March 31, 2010

Item 1:	Report to Shareholders.

WASATCH

FUNDS

Deeper, Disciplined InvestingTM

Semi-Annual Report &

Quarterly Commentaries

March 31, 2010

EQUITY FUNDS Wasatch Core Growth Fund

Wasatch Emerging Markets Small Cap Fund

Wasatch Global Opportunities Fund

Wasatch Global Science & Technology Fund

Wasatch Heritage Growth Fund

Wasatch Heritage Value Fund

Wasatch International Growth Fund

Wasatch International Opportunities Fund

Wasatch Micro Cap Fund

Wasatch Micro Cap Value Fund

Wasatch Small Cap Growth Fund

Wasatch Small Cap Value Fund

Wasatch Strategic Income Fund

Wasatch Ultra Growth Fund

Wasatch-1st Source Income Equity Fund

Wasatch-1st Source Long/Short Fund

BOND FUNDS (SUB-ADVISED) Wasatch-Hoisington U.S. Treasury Fund

Wasatch-1st Source Income Fund

Thank you for your investment in Wasatch Funds. We hope this report will be helpful to you in exploring and understanding each of the funds within the Wasatch family. We have included the latest quarterly manager’s comments in order to provide you with the most current thoughts from each of our lead portfolio managers. Quarterly manager commentaries can always be found on our website www.WasatchFunds.com approximately three weeks after the end of each calendar quarter.

Who we are...

We are a research driven, employee owned firm managing no-load mutual funds. Located at the foot of the Wasatch Mountains in Salt Lake City, Utah, we are far away from Wall Street and its herd mentality. Our portfolio managers are independent, yet collaborative, thinkers who bring substantial experience to their funds.

Where we came from...

Founded in 1975, by Dr. Sam Stewart, we initially focused on growth investing in small companies. Using a fundamental, bottom up research method we looked for market inefficiencies relative to the long term growth potential of lesser known companies. Investing in small, harder to find companies required a disciplined, rigorous and independent research process. Over time, Wasatch added more research professionals and began applying the same successful process to investing in micro, value, international, and larger companies.

What we believe...

We believe in common sense investing, involving deep due diligence, cross-team collaboration, and commitment to discipline, as we follow our central investment philosophy of:

“Earnings Growth Drives Stock Prices Over the Long Term”

What we do...

We utilize a proven and repeatable process to uncover interesting companies. We look deeper to find and understand each company. We leverage portfolio managers from across the firm to fully vet each investment idea. We stay true to our investment style. We close funds before they get too large in order to protect shareholders. We seek to deliver above-average returns over the long-term, and we strive in every way to earn the trust of our shareholders.

What makes Wasatch different?

Deeper – We use an intensely thorough process to fully understand each investment.

Disciplined – We stick to our process and investment style regardless of market fads.

WASATCH

Collaborative – We work across portfolios to leverage valuable experience and research insights. FUNDS

Independent – We do our own research to avoid getting caught in the herd. Deeper, Disciplined InvestingTM

If your have any questions please visit our website www.WasatchFunds.com or feel free to call us Monday through Friday 7:00 a.m – 7:00 p.m Central Time at 800.551.1700.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain a prospectus, containing this and other information visit www.wasatchfunds.com or call 800.551.1700 Please read the prospectus carefully before investing. Wasatch Funds are distributed by ALPS Distributors, Inc.

Wasatch F unds

Salt Lake City, Utah

www.wasatchfunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

THE ECONOMY

An economic recovery feels more at hand each day as economic indicators show increasingly positive traction. However, as I’ve mentioned before, large structural issues still exist for our economy to overcome in the months and years ahead, including:

•   Weak financial markets — credit markets have yet to return to where there is enough credit being made available to support a growing economy.

•   High unemployment — job gains will likely be slow as many firms are reticent to hire with the 2008–2009 experience still fresh in their memory. This may benefit corporate profits over the near-term, but it will slow the economy’s return to growth.

•   Expanding role of government — increased government involvement and regulation will have a dampening effect on growth. Not to imply that some of the government actions aren’t appropriate, but there will be economic costs as well.

In talking with colleagues, I have at times compared re-starting the economy to lighting a barbecue. Over the past year the government used an unprecedented amount of lighter fluid in an attempt to set the wet coals afire. We saw some nice flames as a result, but it wasn’t clear whether the briquettes had actually been lit. I think we can now see that some of the coals are beginning to glow. They still need a lot of nursing (e.g., low interest rates and continued spending) before we will be ready to cook the steak though. Unfortunately, the government has only very blunt instruments with which to influence the recovery, and given the extreme level of intervention that has been required, we are almost certain to experience unintended consequences that will also have to be overcome.

Beyond the United States we are seeing broad signs of global economic improvement as well, yet there are significant challenges being faced. Fundamental financial problems came to a head in Greece and Portugal last month, and in Dubai earlier in the quarter. Meanwhile, uncertainty, or lack of transparency, in China seems to be creating growing unease about a country that has become increasingly important to the global economy. Nevertheless, I remain cautiously optimistic that the global economy has turned the corner.

THE MARKET

Throughout the first quarter, the market simply wanted to go up. Bad economic news would lead to a temporary pause, while good news would drive the market forward. Investors focused on the good news of the day, and at least temporarily ignored the shadow cast by the large structural issues that remain. As a result, the market actually saw its strongest first quarter since 1999.

I expect the soon-to-be reported first quarter corporate profits to be very strong — due to easy year-over-year comparisons, cost reductions that have been implemented by most companies, and the beginning of sales improvements. At current stock valuations I think positive quarterly reports are already priced into the market. The most interesting piece of these reports, and what the market is most likely to react to (beyond negative surprises), will be any forward guidance offered — how quickly companies see the recovery truly reaching their businesses.

Last year there was a lot of discussion about whether we might see a V-shaped or U-shaped economic recovery. The more common expectation was a U-shaped recovery. Instead, the early part of the recovery has appeared V-shaped, as has the stock market rebound. The caution in my voice is that the market, with its aggressive advance, seems to be counting on the continuation of a V-shaped recovery. With the significant structural challenges to be overcome I think we are more likely to see what some are now calling a “square-root” recovery: a quick initial rebound followed by an extended period of slow growth.

WASATCH PERFORMANCE

The Wasatch Funds enjoyed nice gains this quarter, although many of the portfolios finished the quarter slightly behind their stated benchmark indices, which is historically consistent with typical Wasatch performance in a strong market (our focus on quality companies often leads to lagging in strong markets, outperforming in down markets, and solid returns over full market cycles). I remain confident in our portfolios for the long-term and have been pleased to see our companies continue to generally deliver at or above our expectations.

I talked a lot last year about our focus on high-quality companies. In a rising market we monitor the valuations of our holdings and look to rotate into better opportunities among other high quality companies as valuations become stretched. Staying focused on quality, regardless of market conditions, is critically important to us because we are investing for long-term success, not betting on the next pop. As you’ve heard me say many times, we do not make market calls or try to time the market. Instead, we pay close attention to the prospects and valuations of individual companies as we search for the best investment opportunities currently available.

We remain somewhat cautious in our portfolio composition, being particularly careful about position size, valuation, and quality. This care seems appropriate given the continuing economic challenges ahead. I think we’re behaving as if we should have learned a lesson from 2008 . . . I’m not sure that the market is currently demonstrating the same prudence.

MARCH 31, 2010

A SEPARATE NOTE OF CAUTION ON ASSET ALLOCATION

Human psyche causes many investors to look in the rear-view mirror as they pick their investment path forward. Due to this human tendency, financial advertisements are required to remind investors that “past performance is no guarantee of future results.” Unfortunately, investors in aggregate do not heed this warning and end up making notoriously bad timing decisions. For example:

•	Investors held a record high allocation of their portfolio in Stocks (77%) in March of 2000 — just as the equity markets collapsed.*
•	Investors held a record high allocation of Cash (45%) in March of 2009 — when the equity markets began their bull run.

Over the past year there have been tremendous flows into bonds and bond funds. In July of 2009 investors held a record high allocation of Bonds at 25%. As of January 2010 the bond allocation still remained near historical highs at 24%, and inflows to bond funds continued through the first quarter. Investors typically think of bond funds as “safe” investments. The stock market collapse of 2008 no doubt played a significant role in spurring this recent flight to the perceived “safety” of bonds. However, in an environment of historically low interest rates and record levels of bond investment, I think caution is warranted for investors who are over-allocating to bond funds, particularly for those who are doing so as a perceived low-risk investment. Bond funds carry risk — most notably interest rate risk. When interest rates rise again, bond prices will fall, and I would hate for investors to be surprised by negative short-term returns in bond funds.

We believe there is an important long-term allocation role for bonds, which is why Wasatch offers what we believe to be two high quality sub-advised bond funds in our own product line-up, but I think the broad asset allocation shift toward bonds that has taken place over the past year is worthy of a general note of caution to all bond investors.

I’m not suggesting that investors should rush to stocks. I believe investors are typically best served by simply staying true to their long-term investment strategy and giving it the appropriate time to play out. This is the approach we take in our portfolios as well. We appreciate your interest in Wasatch Funds. Thank you for the opportunity to manage your assets.

Sincerely,

Samuel S. Stewart, Jr.

President of Wasatch Funds

Information in this report regarding market or economic trends or the factors influencing historical or future performance reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CFA® is a trademark owned by CFA Institute.

*Source of portfolio allocation data: American Association of Individual Allocation Survey (1987–2009), January 2010.

WASATCH CORE GROWTH FUND (WGROX) — Management Discussion	MARCH 31, 2010

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Paul Lambert.

JB Taylor Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW The Wasatch Core Growth Fund gained 5.16% in the first quarter as the U.S. stock market continued to rebound from its March 2009 low. Equities advanced in response to rising investor confidence that a broad economic recovery is underway. The economy continues to face significant challenges, including high unemployment and the prospect of higher taxes. Investors were able to look beyond these concerns, and the market maintained its positive momentum. The S&P 500 Index* rose 5.39%, and the Russell 2000 Index gained 8.85%.

Following such strong returns in 2009, we were pleased to see the Fund start 2010 with additional gains. That said, the Fund gave back some of last year’s outperformance relative to the Russell 2000 Index. Our best barometer for gauging the health of the portfolio — earnings growth** — continued to improve throughout the quarter. We think the underperformance over this short period is explained by having a good number of mildly underperforming stocks — stocks that had gains, but whose gains fell short of the 8.85% rise in the Index.

DETAILS OF THE QUARTER

One market dynamic that worked against our quality-driven style was the outperformance of lower-quality names. As investors anticipated a stronger economic recovery, stocks of economically sensitive companies tended to do especially well, regardless of their long-term fundamentals. For example, some of the market’s biggest winners were the truly discretionary consumer names that were hit hardest over the last 18 months. Mall-based fashion retailers would be an example. We lost some relative ground by not owning some of these beaten-down cyclical stocks, which we consider to have few sustainable competitive advantages.

One of our favorite measures of quality is return on capital,† a statistic we track from quarter to quarter. Our companies generally score well on this metric since they tend to have stable revenue streams and competitive advantages that support high margins. Our studies show that, during the quarter, companies with lower-than-average returns on capital outperformed higher-return businesses, which is not uncommon in a market rally led by lower-quality stocks.

After falling approximately 29% in 2009, the average small cap U.S. bank stock gained more than 13% in the first quarter. This was also a headwind for the Fund. We have steered clear of U.S. banks since well before the financial crisis unfolded. While there are certainly a few great values to be uncovered in small banks, we think the risks continue to outweigh the potential rewards. We expect asset growth to stay muted and that credit-related charge-offs will remain elevated for some time.

One way we have played these trends is through our ownership of Aaron’s, Inc. With banks tightening their lending standards, many consumers are finding credit harder to come by. Furthermore, the weak job market has made people reluctant to use their savings to purchase big-ticket items. These factors have fueled strong demand for the products and services of Aaron’s, a rent-to-own company. It was one of our best-performing stocks this quarter. A consumer can walk into an Aaron’s store, enter into a rental contract and walk out with any number of items, from a bedroom set to a large-screen TV. Customers typically make payments once a month and can decide to return the merchandise at any time without penalty. Rent-to-own transactions are generally more expensive than outright purchases, but they are a valuable option for consumers lacking other forms of credit.

Allegiant Travel Co., another strong performer, is a low-cost airline that offers non-stop flights from small cities across the United States to major leisure destinations. The company continues to execute well and reported healthy revenue growth for the fourth quarter of 2009. In addition, Allegiant announced that it would begin offering service to Hawaii, which we think could develop into an important market. Current and future holdings are subject to risk.

OUTLOOK

Our thinking has been that 2010 would be a stock picker’s market, and that the market would reward high-quality companies showing good earnings growth in a difficult economy. So far, we have not seen this type of environment. The rising tide of the rebounding economy has lifted most stocks higher, with many lower quality, economically sensitive names doing especially well. The question is: How do these stocks continue to lead the market if the economy does not continue to improve?

We are not economists, but we think our country faces some powerful headwinds. The housing market remains fragile, the federal debt is large and growing, unemployment is high and taxes are on the rise. It is difficult for us to envision the economy returning to a normal rate of long-run growth under these circumstances. As a result, we have not changed our outlook for 2010. We continue to believe that companies generating solid growth, even in a low-growth economy, will outperform. In this light, we think the Fund is well positioned. Importantly, we believe our companies’ earnings growth rates are sustainable — not just as the economy rebounds, but in 2011 and beyond.

Thank you for the opportunity to manage your assets.

*The	S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance.

**Earnings	growth is a measure of growth in a company’s net income over a specific period, often one year.

†Return	on capital is a measure of how effectively a company uses the money, owned or borrowed, that has been invested in its operations.

WASATCH CORE GROWTH FUND (WGROX) — Portfolio Summary	MARCH 31, 2010

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Core Growth	11.89%	66.51%	0.76%	8.80%
Russell 2000 Index	13.07%	62.76%	3.36%	3.68%
Russell 2000 Growth Index	12.07%	60.32%	3.82%	-1.53%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are 1.38%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Copart, Inc.	4.9%
Aaron’s, Inc.	4.1%
MEDNAX, Inc.	3.9%
Emeritus Corp.	3.5%
Life Time Fitness, Inc.	3.2%

Company	% of Net Assets
Dollar Financial Corp.	2.8%
Pharmaceutical Product Development, Inc.	2.6%
Herbalife Ltd.	2.5%
O’Reilly Automotive, Inc.	2.5%
Waste Connections, Inc.	2.4%

**	As of March 31, 2010, there were 56 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

††Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indices.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Management Discussion	MARCH 31, 2010

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Laura Geritz.

Roger D. Edgley, CFA Portfolio Manager	Laura Geritz, CFA Portfolio Manager	OVERVIEW The Wasatch Emerging Markets Small Cap Fund gained 7.69% in the first quarter, which exceeded the 5.07% gain of the benchmark MSCI Emerging Markets Small Cap Index. With such a strong rise in 2009, we expected to see some retracement. However, with more evidence of global recovery and continued global re-allocation into emerging markets, we continue to see strong investment flows into them. As a result of the crisis, there has been a longer-term re-assessment of the case for emerging markets, especially in the context of sovereign debt and government revenues. The Wasatch research team traveled extensively in the first quarter visiting countries including China, India, Taiwan and Egypt. Meetings with management teams indicated a general sense of business returning to normal, with some degree of caution. It was not the freeze of last year, where a lack of confidence translated into a lack of investment and spending.

DETAILS OF THE QUARTER

The first quarter of 2010 was marked by the performance of “second tier” emerging markets, the smaller markets that are outside the higher profile BRIC markets (Brazil, Russia, India and China). It is worth discussing two of these “second tier” markets in more detail to highlight why they are an important piece of the Fund and the kinds of businesses in which we invest.

One of the largest country contributors in the first quarter was Indonesia, punching well above its weight. Its economy is growing, governance — both political and corporate — has improved in the last 10 years and interest rates are the lowest in decades. Gross domestic product (GDP)* growth was 4.5% in 2009 — making it exceptional globally — and it is expected to grow by 5.6% this year. Consumer spending is robust. This growth is more solid as a result of the restructuring required after the financial crisis in 1997. Capital has been tighter since then and institutions have been strengthened. Stocks that contributed in the Fund were Ramayana Lestari Sentosa, a department store chain, Holcim Indonesia, a cement company, and Bank Tabungan Pensiunan Nasional, a bank with a developing microfinance franchise. The Indonesian index, the Jakarta Composite, was up 19% in U.S. dollar returns for the first quarter.

Another attractive “second tier” investment destination for Wasatch is Egypt. We recently returned from Egypt, seeing Middle Eastern and Egyptian companies there. Egypt is a country with 80 million people, and last year GDP growth was 5%, outstanding in global terms. This year, it is expected to grow between 4% and 5% and the government is adopting a number of programs to accelerate investment into the country and its growth rate. It has been resilient during the financial crisis, primarily a function of being an under-levered economy. Egypt has been a cash economy, where wages are received in cash and not credited into a bank account, but electronic banking is slowly taking hold. The economy is also better than it looks on paper: like many emerging economies it has a substantial “grey” or unreported economy, typically 20% to 30% of reported GDP. Stocks we own in Egypt include Commercial International Bank, Egyptian Financials Group-Hermes Holding, and two cement companies. Commercial International has a history of prudent growth and is one of the highest return on assets (ROA),** best-capitalized banks in the entire emerging markets (EM) small cap universe. EFG Hermes is the premiere financial services firm in the Middle East.

Like many EM countries, there are close to 100 listed small cap companies in Egypt, giving us plenty of opportunities to find good investments. Moreover, the business models of the companies we own are relatively simple and do not need the bravest of assumptions to work in the long run.

The Fund enjoyed positive performance in every sector where we held a weighting, and performance relative to our benchmark was also strong. A similar story played out when looking at performance by country, with positive performance in most countries. Brazil gave back some earlier gains and was the Fund’s biggest detractor. We also experienced some weakness in one of our largest Chinese holdings, fashion apparel designer and retailer Ports Design Ltd. The company was the Fund’s single biggest detractor after announcing a pullback on plans to increase its store base. In China, Ports is a leading brand that manages business in a steady way. Profitability remains strong and we expect that the company will benefit from strong consumer growth in China for years to come. Current and future holdings are subject to risk.

OUTLOOK

This coming year is looking more positive as time goes on, with more evidence of U.S. and global recovery. There are very real concerns about China’s growth and the solidity of that growth, and we share some of those concerns. While the headlines cover mostly what is happening in China or India, the Fund is structured to take advantage of broader EM growth. We expect to see performance come from a diverse list of countries, driven by strong GDP growth, stable banking systems and developing consumer spending.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

*Gross	domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

**Return	on assets (ROA) measures a company’s profitability by showing how many dollars of earnings a company derives from each dollar of assets it controls.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Portfolio Summary	MARCH 31, 2010

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 10/1/07
Emerging Markets Small Cap	25.45%	140.19%	N/A	-0.47%
MSCI Emerging Markets Small Cap Index	17.98%	118.10%	N/A	-3.04%
MSCI Emerging Markets Index	11.16%	81.08%	N/A	-4.81%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are 3.03%. The expense ratio shown elsewhere in this report may be different. The Total Annual Fund Operating Expenses include direct expenses paid to the Advisor, and may include indirect expenses from investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
PT Holcim Indonesia Tbk (Indonesia)	2.0%
Colgate-Palmolive India Ltd. (India)	1.6%
Bharat Electronics Ltd. (India)	1.5%
Aramex PJSC (United Arab Emirates)	1.4%
LIC Housing Finance Ltd. (India)	1.4%

Company	% of Net Assets
Ports Design Ltd. (China)	1.4%
Bolsa Mexicana de Valores, S.A. (Mexico)	1.4%
CETIP S.A. (Brazil)	1.4%
AIA Engineering Ltd. (India)	1.3%
NG2 S.A. (Poland)	1.3%

**	As of March 31, 2010, there were 142 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

††Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: October 1, 2007. The MSCI Emerging Markets and Small Cap indices are free float-adjusted market capitalization indices that are designed to measure equity market performance in the global emerging markets. You cannot invest directly in these or any indices.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Management Discussion	MARCH 31, 2010

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by Robert Gardiner and Blake Walker.

Robert Gardiner, CFA Portfolio Manager	Blake H. Walker Portfolio Manager	OVERVIEW The Global Opportunities Fund had a solid first quarter, with positive returns across a wide range of geographies and sectors. We continue to be pleased by the breadth of the good perform-

ance, since the Fund’s mandate gives us the flexibility to invest in companies of any size, in any country, in any type of business.

In general, our portfolio companies are doing well, and their earnings are coming back with a vengeance. Part of the improvement is due to the easy comparisons from a year ago when the global economy was very weak. Even so, it is clear to us that economies around the world are recovering nicely and that business conditions are getting better.

DETAILS OF THE QUARTER

From a country perspective, the real shining star in the Fund was India. About a dozen of our Indian stocks posted double-digit gains, including Axis Bank Ltd., GlaxoSmithKline Consumer Healthcare Ltd. and Thermax India Ltd., a manufacturer of industrial equipment. We are finding many interesting companies in this fast-growing economy — companies that we think have great business models, seasoned management teams and attractive valuations. As a result, the Fund’s weighting in India is likely to climb.

The semiconductor industry was another key area of strength amid a rebound in global chip sales. Eighteen months ago, the revenues and earnings of semiconductor companies were falling off a cliff. The credit crisis had erupted, fear was spreading around the world and electronics manufacturers were slashing production and inventories. Since then, the outlook for these companies has brightened considerably. Demand is accelerating for cellphones, personal computers and a host of other chip-heavy products. In addition, inventories throughout the supply chain have had to be replenished. When we started the Fund in November 2008, prices of semiconductor stocks were well below any historically low level that we had seen. We bought quite a few of them, and this segment of the portfolio has performed extremely well since the Fund’s inception.

We continued to have some big winners in China, especially in the health care sector. However, we had some big losers, too, and China was a relatively weak market for us. Two of the Fund’s worst-performing stocks were Ports Design Ltd. and PCD Stores Ltd., Chinese consumer names that had dramatic gains last year. Both were down this quarter on profit taking and worries about a possible slowdown in the red-hot Chinese economy. Ports Design, which is a domestic luxury brand, was also impacted by concerns about increased competition.

Improvement in the U.S. economy benefited U.S. bank stocks, and our relatively low exposure to the group was a headwind for the Fund. We have taken a hard look at the banks, since they outperformed coming out of the 1990– 1991 recession that followed the savings and loan crisis. However, we have decided to remain largely on the sidelines for now. While we think the U.S. economy will be strong this year, as it was in 1992, we are not convinced that it is going to be particularly robust three to five years out. Another troubling issue about the banks is that we are not sure they have appropriately recognized losses on commercial real estate loans.

We traveled to South Korea during the quarter and came back feeling upbeat about the country. South Korea has transformed itself from a supplier of low-cost products to an emerging global powerhouse in technology and a range of industrial industries. We are also seeing strength in other areas of the market, such as education and health care. Daewoong Pharmaceutical Co. Ltd. is an example of a South Korean health care stock that we like, and we added to our position after meeting with the company in Seoul. This drug manufacturer had some margin pressure about a year ago, but is now showing strong earnings momentum and continues to trade at what we believe is a great value. Current and future holdings are subject to risk.

OUTLOOK

Positive economic news has been driving the global equity market higher, and we do not see the current environment changing much in the very near term. However, some of the world’s central banks have started to tighten monetary policy, and investors could react negatively as others follow suit. Further out, we are worried about the end of economic stimulus programs, massive government deficits and ongoing stress in certain segments of the credit markets. Therefore, our outlook is fairly cautious. Stocks have rallied sharply over the past year, valuations are not what they used to be, and the global economy is facing some serious structural problems.

Given our view of the world, our main focus continues to be on quality. In each and every market, including emerging markets, we are trying to invest in what we consider to be the highest-quality names. If the global economy ends up growing faster than we expect, stocks of high-quality companies may not lead the market, but they should do just fine. And if we see the type of subdued growth we envision, we believe high-quality stocks will do better than average.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Portfolio Summary	MARCH 31, 2010

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities	13.13%	73.81%	N/A	60.50%
MSCI AC World Small Cap Index	11.48%	77.93%	N/A	49.81%
S&P Global SmallCap Index	10.46%	73.43%	N/A	45.79%
MSCI AC World Index	7.90%	55.48%	N/A	31.78%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are 2.61%. The expense ratio shown elsewhere in this report may be different. The Total Annual Fund Operating Expenses include direct expenses paid to the Advisor, and may include indirect expenses from investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

*Not	annualized

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
EPS Co. Ltd. (Japan)	1.5%
O2Micro International Ltd. ADR (China)	1.5%
Dollar Tree, Inc.	1.5%
Wirecard AG (Germany)	1.4%
Ted Baker plc (United Kingdom)	1.3%

Company	% of Net Assets
Melexis N.V. (Belgium)	1.1%
Micrel, Inc.	1.1%
Richelieu Hardware Ltd. (Canada)	0.9%
SEI Investments Co.	0.9%
Abcam plc (United Kingdom)	0.9%

**	As of March 31, 2010, there were 357 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

††Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: November 17, 2008. The MSCI AC World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, including securities of U.S. issuers, with market capitalizations between US $200 million and $1.5 billion. The S&P Global SmallCap Index is an unmanaged index and includes reinvestment of all dividends of issuers located across developed and emerging markets, including the United States, that fall in the bottom 15% of their country’s market cap range. The MSCI AC World Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, including securities of U.S. issuers, of all capitalizations. You cannot invest directly in these or any indices.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Management Discussion	MARCH 31, 2010

The Wasatch Global Science & Technology Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

Typically, the first paragraph of our quarterly letter to shareholders includes a statement regarding the Fund’s performance relative to its benchmark. We intend to move away from this approach beginning with this letter, as we think the industry norm of tracking performance versus a broad index on a quarter-by-quarter basis distracts from the Fund’s long-term investment strategy. Our new mantra, forged by the pressure of the 2008–2009 credit crunch, is that we must invest “away from the market” as we attempt to deliver exceptional long-term returns.

DETAILS OF THE QUARTER

The Fund returned 6.47% in the quarter, bringing its 12-month return to 71.88%. We were fortunate enough to have invested all of our cash near the market bottom, which helped the Fund register its gain of over 70% in the past year. While our decision to invest in some higher quality stocks caused us to miss strong gains in some of the higher-risk stocks we sold, we think that the risk tradeoff is now getting long in the tooth. With many risky stocks being priced as though they offer more quality than they actually do, we are building a little cash and further rotating the Fund into attractively priced stocks that we believe are high quality.

This year, we plan to widen our information advantage on the stocks we own by reducing the number of positions in the Fund and plowing that time and effort back into our best ideas. Accordingly, the number of holdings in the Fund decreased during the quarter. While this shift may seem minor, we are executing this change gradually in order to ensure that we make the right decisions. We are particularly focused on reducing the number of developed-market companies the Fund holds. We feel less urgency to reduce the number of holdings in emerging markets, as our experience suggests that a wider net of investments is the best way to capture the exciting growth prospects in those countries.

We believe that while the markets are efficient most of the time, on occasion they drop a few opportunities for astute investors. A prerequisite to spotting these opportunities is to have a deeper understanding of our investments than the person on the other side of the trade. We need expertise in industries, sub-industries, companies and management teams, so that our information advantage gives us the conviction to invest when others are ignoring or selling.

Currently, we believe one such inefficiency exists in Wirecard AG, a German company that provides payment services for online transactions. An Internet rumor dragged down the stock price by 25% on one of the last days of the quarter. While we unfortunately participated in the sell-off, our subsequent discussion with management gave us the confidence to buy more shares near the bottom. We think the company’s future is even brighter due to the continued rapid growth of online retail. Wirecard is now the Fund’s top holding.

Another smaller inefficiency we’ve acted on is MegaStudy Co. Ltd., a Korean education and test preparation company that sold off on investors’ exaggerated reaction to news of rising competition. We also have added to our holdings in the leading video game developers Activision Blizzard, Inc. and UbiSoft Entertainment S.A., whose stocks have sold off due to fears that the iPhone will damage their business models. We’re finding additional bargains among Japanese small caps with world-class results, such as the value-oriented drug retailer Create SD Holdings Co. Ltd.

In terms of performance, one of our most significant contributors was GuestLogix, Inc., a small Canada-based maker of software to facilitate retail transactions on planes. This service has been in rising demand from airlines, as low-cost carriers seek to boost non-ticket revenues in the environment of slower economic growth. GuestLogix reported stronger-than-expected results, driving its share price substantially higher. Our second largest contributor was Akamai Technologies, Inc., whose stock price surged as investors grew optimistic about the company’s role in helping the Internet handle increasing video traffic.

In the health care sector, our holding in NuVasive, Inc. added value. We held on to the stock as it underperformed in 2009, believing that the company’s fundamental strength would ultimately be reflected in its stock price. Our patience paid off when the stock rose nearly 30% in a single day in late February after the insurer Aetna announced that it would cover one of NuVasive’s spinal procedures.

Aside from Wirecard, other notable detractors included the Chinese stocks Shanda Interactive Entertainment Ltd., China Automation Group Ltd., and Wasion Group Holdings Ltd. We elected to sell all three stocks in favor of more attractive opportunities elsewhere. Current and future holdings are subject to risk.

OUTLOOK

We are gratified the Fund performed well for the quarter and the past year, a time when investors who focus on higher-quality companies have not necessarily been rewarded with strong performance. As always, we continue to focus on individual company research to seek out new opportunities and monitor potential risks for the stocks we hold in the Fund. The information technology and health care sectors contain a wealth of companies with product cycles that rise and fall independently of broader economic trends. We believe our approach — focusing on company-level developments rather than the macroeconomic picture — is well-suited for investing in these diverse and dynamic sectors.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Portfolio Summary	MARCH 31, 2010

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 12/19/00
Global Science & Technology	15.62%	71.88%	5.86%	4.66%
Russell 2000 Technology Index	10.56%	74.46%	5.44%	-2.64%
Nasdaq Composite Index	13.54%	58.36%	4.60%	-0.31%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Science & Technology Fund are 2.15%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in concentrated funds will be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Wirecard AG (Germany)	3.2%
Akamai Technologies, Inc.	2.4%
Abcam plc (United Kingdom)	2.2%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	2.2%
Create SD Holdings Co. Ltd. (Japan)	2.1%

Company	% of Net Assets
1000mercis (France)	2.1%
Google, Inc., Class A	2.0%
Teva Pharmaceutical Industries Ltd. ADR (Israel)	2.0%
International Business Machines Corp.	1.9%
Altera Corp.	1.9%

**	As of March 31, 2010, there were 88 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

††Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: December 19, 2000. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Nasdaq Composite Index is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company’s security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index. You cannot invest directly in these or any indices.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Management Discussion	MARCH 31, 2010

The Wasatch Heritage Growth Fund is managed by a team of Wasatch portfolio managers led by Chris Bowen and Ryan Snow.

Chris Bowen Portfolio Manager	Ryan Snow Portfolio Manager	OVERVIEW As the stock market continued its advance for the fourth consecutive quarter off of the March 2009 bottom, the Wasatch Heritage Growth Fund also finished with a nice gain. Led by health care, the market rally was broad-based with every sector in the Fund — with the exception of energy — delivering positive performance.

While the Fund produced a solid return, it was disappointing that it did not outperform the Russell Midcap Growth Index. As the legs of the market rally have grown longer, investors have seemingly increased their threshold for risk. Some stocks that, in our opinion, are less stable than those held in the Fund have seen outsized gains. We have remained disciplined to our strategy, which involves a very selective investment process and high hurdle requirements for existing holdings as well as potential candidates. While we would hope to keep up with the market during periods of bullishness, we believe the Fund has the potential to outperform during downturns when a “flight to quality” by investors typically occurs. For example, although the Fund has underperformed during the market’s significant advance over the past year, the Fund’s relative strength during the preceding downturn has led to overall outperformance since the beginning of 2008 when warnings signs of the credit crisis began to emerge in earnest.

We are pleased with the Fund’s current positions and their corresponding weights. Our companies performed well and we are encouraged by the consistency of their business execution and profits.

DETAILS OF THE QUARTER

We believe that one of the surest ways to inhibit investing success is to hastily react to every piece of market news or rumor. We’re not in the game of trying to time the market. One of our core beliefs in managing the Fund is persistent patience. As long as our analysis is correct and we remain disciplined about the valuation of our holdings, we believe the Fund’s stocks will ultimately be rewarded through price appreciation. Because the market can often stay stubbornly irrational for lengthy periods, the patience to wait for price equilibrium to be restored is critical.

We took a position in Ross Stores, Inc. during late 2009 and continued to build our position in the discount name-brand retailer during the first quarter. The stock responded with a stellar quarter, making it the top contributor in the Fund with a 25% return. Importantly, we believe that although Ross is a value retailer, it is relatively agnostic to the economic cycle. Not only is it performing well in the current downturn with a growing base of cost-conscious shoppers, but we also think that there is a certain core value-oriented consumer segment that will help it remain competitive in more normal environments. While the company’s earnings growth* has increased recently, it has also delivered over the longer term, recording average profit growth north of 25% over the last five years.

Our energy weight represents less than 6% of the entire Fund. Underperformance in the sector this quarter was primarily attributable to lower natural gas prices. Ultra Petroleum Corp. and Petrohawk Energy Corp. were two of our worst performers. In the commodities space, the lowest-cost producers will typically win out. Should current inventories diminish, causing natural gas prices to rise, Ultra Petroleum and Petrohawk Energy will benefit, but they are also profitable at current levels. We believe that as low-cost leaders in natural gas exploration and production, they will gain market share as higher cost competitors are forced to shut in more and more of their production. We also believe that they are both strategically positioned with access rights to geographically desirable drilling locations, which should enable them to increase low-cost production. Current and future holdings are subject to risk.

OUTLOOK

As mentioned, we are pleased with the positioning of the Fund. Although the earnings of our companies generally didn’t trail off as much as the broader market during the depths of the crisis, they appear to be coming back strongly off of trough levels. Most of our companies are indicating that their businesses are stabilizing and are forecasting growth, albeit cautiously.

Over the next 12 months, we believe that, on average, earnings in the Fund will grow from still depressed levels in excess of 20%. With a forward price-to-earnings (P/E) ratio** of 17, the Fund appears attractively valued.

Despite our optimism for the Fund’s holdings, we also realize there is a reasonable risk that the economy will not return to its normal growth rate anytime in the near future. There are many factors tugging at the economy that can hinder growth. High unemployment and burgeoning government debt are foremost among the impediments. In this type of environment, only top tier companies will flourish. Meanwhile, it appears to us that some stocks are priced in anticipation of a very strong, prolonged economic recovery.

Uncertainty in the macroenvironment is requiring us to be especially selective when deciding which companies deserve a spot in the Fund. We believe that this discretion, combined with the aforementioned patience has the potential to be rewarding for the Fund over the long-term.

Thank you for the opportunity to manage your assets.

*Earnings	growth is a measure of growth in a company’s net income over a specific period, often one year.

**The	price-to-earnings or P/E ratio is the price of a stock divided by its earnings per share.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Portfolio Summary	MARCH 31, 2010

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 6/18/04
Heritage Growth	11.61%	52.09%	2.31%	3.33%
Russell Midcap Growth Index	14.88%	63.00%	4.27%	5.30%
S&P 500 Index	11.74%	49.76%	1.92%	2.64%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Heritage Growth Fund are 1.21%. The expense ratio shown elsewhere in this report may be different. The Total Annual Fund Operating Expenses include direct expenses paid to the Advisor, and may include indirect expenses from investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in mid cap funds will be more volatile and loss of principal could be greater than investing in large cap funds. Equity investing involves risks including potential loss of the principal amount invested.

*Not	annualized

TOP TEN EQUITY HOLDINGS**

Company	% of Net Assets
Altera Corp.	4.6%
Apollo Group, Inc., Class A	4.1%
Cognizant Technology Solutions Corp., Class A	4.0%
Redecard S.A. (Brazil)	3.9%
Express Scripts, Inc.	3.6%

Company	% of Net Assets
Copart, Inc.	3.4%
Ross Stores, Inc.	3.3%
St. Jude Medical, Inc.	3.2%
New York Community Bancorp, Inc.	3.0%
Ultra Petroleum Corp.	2.7%

**	As of March 31, 2010, there were 49 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

††Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: June 18, 2004. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The index is unmanaged, and a common measure of common stock total return performance. You cannot invest directly in these or any indices.

WASATCH HERITAGE VALUE FUND (WAHVX) — Management Discussion	MARCH 31, 2010

The Wasatch Heritage Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Portfolio Manager

OVERVIEW

The U.S. equity markets continued to move upward in the first quarter of 2010, as investors were generally optimistic even as economic data remained mixed. In this environment, the Wasatch Heritage Value Fund posted a return of 6.22% for the quarter. These results closely tracked those of the Fund’s benchmark, the Russell 1000 Value Index, which returned 6.78% over the same period.

Our positions in stocks that we felt were reasonably priced and offered moderate levels of growth and healthy dividend yields helped us to keep pace with the benchmark. Our individual stock selections in the financials sector, which we significantly underweighted relative to the Index, played a meaningful role in our positive performance for the quarter. Our strongest single position came from the health care sector, which overall proved resilient despite concerns about the impact of health care reform measures on earnings.

As we sold out of some fairly large positions during the period, our cash level rose significantly. In a positive market, this had negative impact on the Fund’s performance. We did, however, add a number of new positions to the portfolio as opportunities to buy stocks at reasonable prices arose.

DETAILS OF THE QUARTER

Our top contributor to performance over the three months was Mylan, Inc., a producer of generic drugs. This company has benefited as consumers and insurance providers have focused greater attention on reducing health care costs. Investors have also noted the company’s success thus far in integrating the operations of Merck’s generic drug portfolio that it acquired in 2008, and in paying down the debt from that acquisition. Despite its recent runup, we believe Mylan is still reasonably valued.

On a similar note, another top-five contributor was Perrigo Co., which produces over-the-counter versions of drugs that have recently come off patent. Recent strong earnings pushed Perrigo’s price-to-earnings multiple* higher than we were comfortable with, and we sold out of the position.

Akamai Technologies, Inc., a provider of a global platform of Internet servers, was another top contributor for the period. Not only is more information being moved across the Internet than ever before, but more of that data is also being stored in web-based ‘cloud’ environments. Both of these require greater server capacity, sparking higher demand for Akamai’s products and services.

Our weakest contributor for the period was Petrohawk Energy Corp., a natural-gas exploration and production company. We added this company to the portfolio over the quarter. We believe it is well-positioned for growth as demand for natural gas increases. For now, however, weak prices for the commodity — the result of current oversupply — are suppressing its earnings.

As we sought to redeploy assets from selling a few of our larger positions, we were able to identify a number of new opportunities — some of them in areas we haven’t invested much in for a while.

Among these were two banks we added to the portfolio. We had been generally avoiding bank stocks in the wake of the credit crisis, but now we are seeing more signs of improvement on the credit front. One of the banks we’ve added is a familiar name to most consumers, Bank of America Corp., while the other, Hudson City Bancorp, Inc., is somewhat less ubiquitous. Both of these banks’ credit profiles are improving, and they appear positioned to capture additional market share from weaker competitors as the recovery continues. We purchased both at attractive valuations. In addition, Hudson City provides a healthy dividend yield.

Another addition during the period was Millicom International Cellular S.A. Millicom is the leading cellular carrier in Africa, which at this point is perhaps the last area of the world whose cellular market remains underpenetrated. We’re excited by the potential we see in this market and in Millicom, and were able to add the company at an attractive price. Current and future holdings are subject to risk.

OUTLOOK

As we continue to work to deploy our cash, we intend to stay true to our investment discipline, particularly our focus on valuations. When dealing with larger-cap stocks, whose prices tend to be less volatile than those of smaller-cap stocks, finding the right entry point can be essential to producing attractive returns. While we don’t want to spend too much time sitting on our cash, we also don’t want to fall into the trap of buying good companies whose valuations leave little room for appreciation — or for that matter, of buying companies that are cheap for a good reason. We have a number of companies we’ve researched thoroughly and would like to add to the portfolio — we’re just waiting for them to be available at the right price.

Our overall outlook is positive, though we wouldn’t be at all surprised to see some short-term corrections in the market. Concerns about the potential for rising interest rates, the state of the U.S. dollar, and the impact of deficit spending all have the potential to trigger short-term declines. We’ll be carefully monitoring the markets and our companies, ready to act when opportunities emerge.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

*The	price-to-earnings or P/E multiple is the price of a stock divided by its earnings per share.

WASATCH HERITAGE VALUE FUND (WAHVX) — Portfolio Summary	MARCH 31, 2010

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 8/30/07
Heritage Value	12.65%	43.94%	N/A	-3.02%
Russell 1000 Value Index	11.28%	53.56%	N/A	-8.70%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Heritage Value Fund are 4.09%. The expense ratio shown elsewhere in this report may be different. The Total Annual Fund Operating Expenses include direct expenses paid to the Advisor, and may include indirect expenses from investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Spectra Energy Corp	3.4%
Mylan, Inc.	3.2%
Fifth Third Capital Trust VI, 7.25%, 11/15/67 Pfd.	3.2%
American Water Works Co., Inc.	3.2%
RPM International, Inc.	3.1%

Company	% of Net Assets
Akamai Technologies, Inc.	3.1%
Pfizer, Inc.	3.0%
ABB Ltd. ADR (Switzerland)	3.0%
Noble Corp.	2.8%
Bunge Ltd.	2.7%

**	As of March 31, 2010, there were 34 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

††Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: August 30, 2007. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in this or any index.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Management Discussion	MARCH 31, 2010

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley.

Roger D. Edgley, CFA Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund returned 4.32% in the first quarter, underperforming the MSCI AC World Ex-U.S.A. Small Cap Index, which gained 5.32%. The best performing sector was health care, which delivered returns significantly ahead of the benchmark. Our Hong Kong-based Chinese companies had a disappointing first quarter, and Germany was also weak in large part to a single holding that was down significantly. We will discuss this in more detail shortly.

After the fierce rebound of the past 12 months — where the Fund returned over 88% — we expect this to be a slower year as valuations sit more in the middle territory of being reasonable.

DETAILS OF THE QUARTER

There is good evidence that economies are strengthening around the world, with confidence generally returning. There are still the structural concerns — justified in our opinion — about large government spending deficits and increased sovereign debt* levels. At the company level, investors are focusing more on earnings growth,** and a lot less on simple financial viability, which was the focus a year ago.

Our best sector was health care — helped by returns from Abcam plc (+24%) and RaySearch Laboratories AB (+49%). It is worth discussing in detail how we found these names, since we have held them for a number of years and it illuminates well our research process.

Abcam (short for “Antibody + Cambridge”) is based in Cambridge, England, and was founded by a Cambridge University research scientist. In the 12 years of its corporate life, Abcam has become a global provider to research labs in cancer, cell biology, and immunology. We first knew about the company at its initial public offering (IPO)† in late 2005. When we first bought the stock it had a market capitalization of around US$80 million, a minnow really compared to other companies. Today it is valued by the market at US$700 million with revenues and profits compounding at roughly 40% a year since the IPO. Wasatch’s long-term ownership of U.S. life sciences company Techne Corp.†† helped us understand the model originally. Taking U.S. business models we understand and applying them overseas (and vice versa) has and will continue to be an important way that our research process works.

RaySearch is a Swedish medical technology company we also discovered when it was a minnow with a market capitalization under US$100 million. It was founded by Johan Lof, along with some other researchers in 2000, based on research carried out at the Karolinska Institute in Sweden. Johan’s background and the focus of his team’s research is in creating programs (software driven) for radiation therapy in cancer treatment, allowing for more targeted, effective treatments. The company had no analyst coverage at its IPO and was not understood since there are few comparable companies globally. RaySearch has hit its share of earnings bumps over the years, but today we see it as an exciting medical technology company. It is valued at US$215 million and we still see strong prospects backed by innovation.

Our worst performing country was Germany, mainly because of Wirecard AG, one of our top 10 positions. Wirecard is a payment processor for the online retail market. It is strong throughout Europe where online retail is growing robustly, and is slowly moving into Asia. Sentiment on the stock has been poor, with negative news that appears to have no basis in fact, which we believe has caused overreaction. On fundamentals we think nothing has changed.

We have continued to build our names in financial services. There has been much more focus on financial companies in emerging markets (EM) lately, after exceptional performance last year. EM economies survived the financial crisis in better overall shape than the developed world — a function of simpler, robust financial systems tied into economies where there was less leverage overall. In countries like India and Brazil — where the Fund owns banks like Allahabad Bank Ltd. and Banco Daycoval S.A. — consumer credit penetration is still very low, corporate loans are picking up and policy makers have taken a stimulative stance. Current and future holdings are subject to risk.

OUTLOOK

We believe the large global valuation uplift of 2009 has passed and now for our Fund it is a question more of individual stock picking, where returns are largely determined by earnings growth and returns on capital. In some regions — like Western Europe — companies do not get much help from their domestic economies but aim to grow overseas. For regions like Asia, there is a lot more domestic growth underpinned by government investment and consumer spending growth, where credit systems can help drive this growth. The competitive climate has been altered by the crisis, which has cleared out a lot of underbrush. The more competitive, world-class companies will have less competition in their marketplace and capital will be tighter for start-ups and marginal competitors. In short, we believe it will be a good environment for high quality companies that can self-finance growth by virtue of their higher returns on capital and balance sheets. These are our target companies.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

*Sovereign	debt is government debt. Under the doctrine of sovereign immunity, creditors cannot force the repayment of sovereign debt. It is subject to compulsory rescheduling, interest rate reduction, or even repudiation. The only recourse available to creditors is threat of the loss of credibility and lowering of the country’s sovereign debt rating, which may make future borrowing more difficult.

**Earnings	growth is a measure of growth in a company’s net income over a specific period, often one year.

†An	initial public offering (IPO) is a company’s first sale of stock to the public.

††As	of March 31, 2010, the Wasatch International Growth Fund was not invested in Techne Corp.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Portfolio Summary	MARCH 31, 2010

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 6/28/02
International Growth	12.80%	88.81%	5.71%	10.60%
MSCI AC World Ex-U.S.A. Small Cap Index	8.58%	83.66%	7.33%	13.33%
MSCI World Ex-U.S.A. Small Cap Index	5.92%	74.55%	4.13%	11.18%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are 1.94%. The expense ratio shown elsewhere in this report may be different. The Total Annual Fund Operating Expenses include direct expenses paid to the Advisor, and may include indirect expenses from investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Abcam plc (United Kingdom)	3.6%
Osaka Securities Exchange Co. Ltd. (Japan)	2.6%
DiaSorin S.p.A. (Italy)	2.5%
Rotork plc (United Kingdom)	2.1%
Wirecard AG (Germany)	2.0%

Company	% of Net Assets
SimCorp A/S (Denmark)	2.0%
Ports Design Ltd. (China)	1.8%
PT Semen Gresik (Persero) Tbk (Indonesia)	1.7%
LIC Housing Finance Ltd. (India)	1.6%
Weg S.A. (Brazil)	1.5%

**	As of March 31, 2010, there were 101 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

††Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: June 28, 2002. The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $1.5 billion across 22 developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Management Discussion	MARCH 31, 2010

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Blake Walker.

Roger D. Edgley, CFA Portfolio Manager	Blake H. Walker Portfolio Manager	OVERVIEW Global stocks enjoyed another positive quarter at the start of 2010, with no single trend driving the markets. Over the quarter, we saw companies responding to signs that the global economy would be able to avoid a double-dip recession.

During the first quarter of 2010, the Wasatch International Opportunities Fund returned 6.05%, placing just ahead of its benchmark, the MSCI World Ex-U.S.A. Small Cap Index, which returned 5.41% for the period. As has been the case in recent quarters, no one factor was responsible for our outperformance. Our strong stocks came from a variety of industries and a broad range of countries.

We continued to focus our attention on fundamental research, seeking out companies with the management teams, business models, and competitive advantages that can allow them to produce healthy earnings growth.* As is our usual practice, we visited companies in a number of markets around the globe during the period. This hands-on research is essential to our investment process, and allows us to identify companies that we believe can contribute positively to our results — and that others overlook.

DETAILS OF THE QUARTER

A look at the companies driving our performance offers a good snapshot of the Fund’s diversity across markets and sectors. At the top of the list was Mexico’s Genomma Lab Internacional S.A., a fast-growing distributor of over-the-counter medicines, generic drugs, and personal-care products to stores throughout Mexico. Good management, excellent marketing, and a nice tailwind for health care have all helped propel this company forward. We still like the company’s outlook, but are mindful that at this point Genomma’s valuation has moved up significantly.

Goodpack Ltd., a Singapore-based logistics company that provides bulk containers used in shipping goods around the world, was our second-strongest holding. Goodpack’s stock has been boosted by anticipated strong demand for exported goods around the world. As the economic recovery continues, Goodpack’s business appears well-positioned to grow further, and its profit margins on incremental business are quite high.

In a related industry, Middle Eastern shipper Aramex PJSC rounds out our top three contributors. Though it was among our weaker performers in the fourth quarter of 2009, so far this year its stock price has moved up along with demand for its services. The company has successfully reduced its dependence on lower-margin European freight shipping, allowing it to maintain strong profits in a market where revenue per package is very low. Aramex’s strong balance sheet helped it to weather the weaker economic climate, and now that demand appears to be building in anticipation of a recovery, it’s in a position to gain substantial market share. In short, we believe Aramex exemplifies the World’s Best Growth Companies** that we are dedicated to finding.

Our biggest detractor this quarter was Germany’s Wirecard AG, an electronic payment processor that has previously been a strong portfolio holding. In recent months, the company has been hit by a wave of rumor-driven short selling that we believe was unjustified. After examining the issue carefully, at this point we remain confident in Wirecard.

During the quarter, members of the Wasatch research team traveled the globe visiting companies, making stops in South Korea, Egypt, Taiwan, China, and India, to name just a few of our destinations. Intensive screening before these trips helped us identify those companies that warranted a visit.

In many cases, when we visit a company, we find that we’re the only investment team to have done so. We think our willingness to engage directly with companies off the beaten path gives us an advantage in finding candidates for the Fund that may be small in terms of market capitalization, but are leaders in their markets, are able to post high annual growth rates, and have the tools they need to succeed in a competitive global landscape.

From our visits this quarter, we made several new additions to the portfolio. One is South Korea’s Koh Young Technology, Inc., a maker of 3D inspection and measurement systems. We were impressed with the management team’s business acumen, and their grasp of the competitive pressures they face. Like many stocks in Korea, Koh Young was attractively valued. This company’s market cap is just $65 million, keeping it off the radar of most international investors. Current and future holdings are subject to risk.

OUTLOOK

Our overall outlook for 2010 is positive, though we anticipate that there may well be some blips in the markets, particularly during the remainder of the year’s first half. Valuations in many of the world’s markets are quite reasonable, and consumers in emerging markets continue to show a healthy appetite for more and better products and services.

We’re encouraged that we’re still able to identify so many fundamentally strong companies, in a wide range of markets and industries, selling at attractive valuations. We’ll continue to travel throughout the world to find these companies, combining our on-site research with careful scrutiny of the fundamentals once we’re back home.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

*Earnings	growth is a measure of growth in a company’s net income over a specific period, often one year.

**World’s	Best Growth Companies (WBGCs) are defined by Wasatch as companies outside the United States that we believe possess an identifiable, sustainable competitive advantage, are well managed, undervalued and are producing above average earnings growth relative to their industry and country of origin.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Portfolio Summary	MARCH 31, 2010

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 1/27/05
International Opportunities	16.84%	100.16%	9.17%	8.52%
MSCI World Ex-U.S.A. Small Cap Index	5.92%	74.55%	4.13%	4.57%
MSCI AC World Ex-U.S.A. Small Cap Index	8.58%	83.66%	7.33%	7.62%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are 2.81%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Aramex PJSC (United Arab Emirates)	2.8%
Wirecard AG (Germany)	2.5%
EPS Co. Ltd. (Japan)	1.8%
China Automation Group Ltd. (China)	1.7%
Simplex Technology, Inc. (Japan)	1.6%

Company	% of Net Assets
Home Capital Group, Inc. (Canada)	1.4%
ASOS plc (United Kingdom)	1.3%
Ports Design Ltd. (China)	1.3%
Goodpack Ltd. (Singapore)	1.2%
DiaSorin S.p.A. (Italy)	1.2%

**	As of March 31, 2010, there were 168 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

††Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: January 27, 2005. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $1.5 billion across 22 developed markets, excluding the United States. The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. You cannot invest directly in these or any indices.

WASATCH MICRO CAP FUND (WMICX) — Management Discussion	MARCH 31, 2010

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Daniel Chace.

Daniel Chace, CFA Portfolio Manager

OVERVIEW

The Wasatch Micro Cap Fund gained 7.32% during the first quarter. The period was characterized by rising confidence in the sustainability of the economic recovery and a rebound in corporate earnings. Against this favorable backdrop, the U.S. stock market posted its fourth straight quarter of gains. The S&P 500* advanced 5.39%, and the Russell 2000 Index rose 8.85%.

It was nice to see the Fund start

2010 with a positive return after such a big gain last year. Results were especially strong in information technology and health care, two sectors where our bottom-up research has uncovered many interesting companies. We did lose some ground relative to the Russell 2000 Index, mainly in the consumer discretionary and financials sectors. Overall, our stocks in these sectors had gains, but they did not keep up with the consumer discretionary and financials stocks in the Index.

DETAILS OF THE QUARTER

Several of our semiconductor stocks posted double-digit gains this quarter, contributing to strong performance in the information technology sector. As the global economy has rebounded, so has demand for chips, and the operating results of our semiconductor companies have generally been solid. In addition, business spending on computers and machinery is expected to continue to grow in the months ahead. One of the top contributors in the Fund was Power Integrations, Inc., which had an especially good quarter and issued positive guidance. Power Integrations designs semiconductors that regulate power usage for electronic products, including cellphone chargers, DVD players and industrial controls. Because its chips are more energy efficient than competing technologies, the company is benefiting from the trend among regulatory agencies worldwide to raise energy efficiency standards.

In the health care sector, a number of our holdings in the equipment/supplies, life sciences and biotechnology industries gained more than 20%. One example was Abcam plc (United Kingdom), an online supplier of antibodies used by medical researchers to study protein function in cells. The company is growing rapidly and reported strong operating results for the second half of 2009, including a 60% increase in earnings. In our opinion, Abcam is an interesting, innovative business that has plenty of headroom for additional growth. The number of proteins being identified and studied is increasing, and we think the sophistication of the company’s sales portal makes it well-positioned to capitalize on rising demand.

Consumer spending is picking up on signs of stabilization in the job and housing markets, and the improvement was a tailwind for many of our consumer discretionary stocks. That said, weak results from our foreign-listed consumer names limited gains in the sector. The biggest detractor in the Fund was Ports Design Ltd., a Chinese manufacturer and retailer of luxury apparel that was one of our best performing stocks in 2009. Ports’ operating metrics remained strong, but the fundamentals of the company were overshadowed by macroeconomic concerns. Specifically, the Chinese government is taking steps to rein in the country’s booming economy, such as raising reserve requirements for banks. While Ports is sensitive to economic cycles, we believe it is still a good long-run growth story given rising affluence in China.

After falling approximately 29% last year, the average small cap U.S. bank stock gained more than 13% in the first quarter. This negatively impacted the Fund’s performance versus the Russell 2000 Index since we are underweight in U.S. banks. In addition, most of the bank stocks that we do own underperformed, including Nara Bancorp, Inc. Nara is a Korean-American bank based in Los Angeles that focuses on lending to small and mid-sized businesses. The company raised capital in October with the intent of buying a failed bank from the Federal Deposit Insurance Corp. (FDIC). The potential for an FDIC-assisted deal was a positive for the stock, as these transactions can boost the earnings and capital ratios of the acquiring banks. Recent developments, such as the CEO’s retirement, make it less likely that Nara will pursue an FDIC-assisted purchase in the immediate term. However, we think there is a good chance that a deal could happen later in the year. Current and future holdings are subject to risk.

OUTLOOK

News on the U.S. economy has been more upbeat, corporate earnings are recovering and investor sentiment has improved. However, the United States is facing serious challenges that cloud the outlook for the economy and stock market going forward. The government is starting to unwind fiscal and monetary stimulus, and it is unclear how the economy will perform without this support. Longer term, the huge federal debt and projected growth in entitlement spending threaten to diminish the rate of growth in the United States.

We believe the Fund is well-positioned for the uncertain environment. In our opinion, we have invested in a good selection of companies that are less sensitive than average to overall economic growth. These are companies whose individual characteristics should allow them to sidestep some of the limitations of the economy — companies that can grow because of innovation, strong management or the ability to serve a particular market niche. In light of our reservations about the U.S. economy, we are looking to increase our exposure to high-growth foreign countries. For example, we added to our position in a U.S.-listed Chinese company this quarter following a recent trip to China.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

*The	S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. You cannot invest directly in this index.

WASATCH MICRO CAP FUND (WMICX) — Portfolio Summary	MARCH 31, 2010

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap	13.11%	67.30%	1.36%	10.70%
Russell 2000 Index	13.07%	62.76%	3.36%	3.68%
Russell Microcap Index	9.32%	65.14%	0.04%	N/A

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 2.24%. The expense ratio shown elsewhere in this report may be different. The Total Annual Fund Operating Expenses include direct expenses paid to the Advisor, and may include indirect expenses from investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Power Integrations, Inc.	2.7%
Dollar Financial Corp.	2.6%
O2Micro International Ltd. ADR (China)	2.4%
OPNET Technologies, Inc.	2.4%
Hibbett Sports, Inc.	2.1%

Company	% of Net Assets
Abcam plc (United Kingdom)	2.1%
Resources Connection, Inc.	2.0%
Micrel, Inc.	2.0%
CorVel Corp.	2.0%
Big 5 Sporting Goods Corp.	1.9%

**	As of March 31, 2010, there were 100 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

††Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to 6/30/00. Data for the Index from 6/30/00 until its official start data of July 1, 2005 was from a paper portfolio. You cannot invest directly in these or any indices.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Management Discussion	MARCH 31, 2010

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Portfolio Manager

OVERVIEW

U.S. stocks continued to move upward in the first quarter of 2010, as investors were generally optimistic even as economic data remained mixed. In this environment, the Wasatch Micro Cap Value Fund posted a return of 5.36% for the quarter. This placed the Fund’s performance somewhat behind its benchmark, the Russell 2000 Index, which returned 8.85% over the same period.

Stock selection in information technology made the strongest contribution to our performance for the quarter. Over the period, the consumer discretionary sector was the strongest in our benchmark, as investors responded to a pickup in consumer spending on smaller-ticket items (such as apparel). This is an area of the U.S. market we have typically underweighted, though we do have significant exposure to consumers in emerging markets.

One of the factors in our underperformance during the quarter was our significant position in foreign stocks. While there were certainly some bright spots among our international holdings, a number of the markets we’ve invested in were weaker than the U.S. over the three months. Another reason for our underperformance was our cash position, which rose as we received significant inflows of new assets to invest, and as we sold out of positions in companies whose market capitalizations had grown beyond the limits of our Fund mandate. Overall, value stocks at the larger end of the small cap spectrum outperformed those at the micro cap end.

DETAILS OF THE QUARTER

Our top contributor to performance for the quarter was GuestLogix, Inc. This Canadian company provides software and equipment used in making retail sales to passengers on airlines, trains, and ships. The company’s ongoing success in adding major carriers to its customer base has allowed it to deliver strong results. Now that its market capitalization has grown to near the minimum threshold for many investors, it appears likely to turn up on even more radar screens.

Another top performer from the information technology sector was U.S.-based Sanmina-SCI Corp., a contract electronics manufacturer. As Sanmina has benefited from increasing demand for its products, as well as its successful restructuring and cost-cutting efforts, its market cap has grown very rapidly. This ultimately placed it outside our micro cap range, so we sold out of the position.

In somewhat of a turnabout, a number of companies that had recently been among our strongest contributors detracted from our results this past quarter. For example, Spain’s Telvent GIT, S.A., a producer of open-road tolling equipment and other smart technologies, faced concerns that a substantial part of its business comes from its home market, which is burdened with heavy layers of debt and other financial concerns that could reduce spending on public infrastructure projects. China’s Wasion Group Holdings Ltd. saw its share price knocked down after it failed to win an anticipated contract, sparking fears that it would face serious price competition. Germany’s Wirecard AG, an online payment processor, was hit by negative rumors concerning the activities of some users of Wirecard’s services. We sold out of Telvent and greatly reduced our position in Wasion, but after carefully examining the issues with Wirecard, we retain confidence in the company and have maintained our investment there.

Over the quarter, we began to add positions in several small U.S. banks to the portfolio. This is an area we had long avoided, as banks in this part of the marketplace were often among the most hurt by the credit crisis, and in many cases were not well-positioned to work through the problems it produced. Now, however, we are seeing more signs that there is improvement on the credit front, and small banks are trading at historically low valuations. So we have felt comfortable moving into several small banks that meet our criteria of having both stable to improving credit profiles and excess capital. We have been able to buy these banks at valuations as low as one times tangible book value.*

One of the banks we’ve added is Lakeland Financial Corp., which is headquartered in Indiana. The company’s track record looks solid, and we’ve had the opportunity to meet extensively with management. We believe this bank is in a good position to gain market share. Current and future holdings are subject to risk.

OUTLOOK

As we continue to work to deploy our cash, we intend to stay true to our investment discipline, particularly our focus on investing in undervalued companies. We don’t want to fall into the trap of buying good companies whose valuations leave little room for appreciation — or for that matter, of buying companies that are cheap for a good reason. Our rigorous investment process may mean it will take longer for us to put all of our cash to work, but we believe the end results make the time and effort worthwhile.

Although we’re never happy to lag the Index, we’ve seen before that the short-term behavior of micro cap stocks can be fairly uncorrelated to that of the broader market. In our view, if the companies in our portfolio are posting strong results and their stocks are reasonably valued, then over time we believe we should see attractive results.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

*Tangible	book value is the total net asset value of a company minus intangible assets and goodwill.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	MARCH 31, 2010

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 7/28/03
Micro Cap Value	12.31%	89.58%	7.94%	11.63%
Russell 2000 Index	13.07%	62.76%	3.36%	7.06%
Russell Microcap Index	9.32%	65.14%	0.04%	4.33%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 2.46%. The expense ratio shown elsewhere in this report may be different. The Total Annual Fund Operating Expenses include direct expenses paid to the Advisor, and may include indirect expenses from investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
LHC Group, Inc.	1.4%
Haynes International, Inc.	1.4%
JDA Software Group, Inc.	1.3%
GuestLogix, Inc. (Canada)	1.3%
Solar Capital Ltd.	1.3%

Company	% of Net Assets
OPNET Technologies, Inc.	1.2%
United Online, Inc.	1.2%
BWAY Holding Co.	1.1%
Boots & Coots, Inc.	1.1%
Hooker Furniture Corp.	1.1%

**	As of March 31, 2010, there were 124 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

††Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: July 28, 2003. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to 6/30/00. Data for the Index from 6/30/00 until its official start date of July 1, 2005 was from a paper portfolio. You cannot invest directly in these or any indices.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Management Discussion	MARCH 31, 2010

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by Jeff Cardon.

Jeff Cardon, CFA Portfolio Manager

OVERVIEW

The Wasatch Small Cap Growth Fund gained 5.25% during the first quarter of 2010 in what was a positive environment for U.S. equities. All major style and capitalization segments of the market advanced as our economy showed signs of improvement. The S&P 500 Index* was up 5.39%, and the Russell 2000 and Russell 2000 Growth indices rose 8.85% and 7.61%, respectively. It was the fourth straight quarter of gains for the market following its March 2009 bottom.

While the Fund did well in absolute terms, it trailed the small cap indices. This shortfall was not unexpected, since our quality-driven style tends to lag off of market bottoms. Historically, a bear market is followed by a full-blown junk rally in which stocks of unprofitable companies and companies with weak balance sheets post very strong returns. There have been times during this yearlong rally when low-quality stocks have dominated the market, but those periods have been more sporadic in nature.

We believe the absence of a traditional, sustained junk rally is related to long-run concerns about the economy. Investors are seeing the economy improve, but they are also worried the recovery might not be particularly dynamic due to huge U.S. debt levels. Instead of plowing full steam ahead into low-quality stocks, investors are keeping some of their assets invested in high-quality companies — companies whose solid balance sheets and business models should allow them to grow even in a low-growth environment. Because of this “nod” to quality, quality growth stocks — the kind we like to own — have held their own. As a result, our relative performance has been better than expected off the market bottom.

DETAILS OF THE QUARTER

Most of our retail names did extremely well this quarter, which we think is a reflection of the pickup in the economy. Two of our top-contributing stocks were Zumiez, Inc. and Hibbett Sports, Inc., both of which reported solid revenue and earnings growth.** Zumiez is a retail chain that caters to teens and young adults who enjoy action sports like surfing and skateboarding. The company has a relatively small store base, and we believe it can double in size by opening new stores across the country. Hibbett sells athletic apparel and equipment in rural markets where competition from big-box sporting goods chains is limited. This unique positioning, along with efficiencies gained from implementing supply chain technologies, should fuel continued strong growth at the company.

One of the most powerful long-term investment themes we have identified is the need for businesses to be more efficient as they compete in a lower-growth and more competitive global economy. Companies are clearly looking to increase productivity without increasing headcount. One of the best ways to accomplish this is to invest in technology-related products and services with compelling economic paybacks. A number of our technology stocks are benefiting from this focus on delivering efficiency. They include Riverbed Technology, Inc., a leader in the wide area network (WAN) optimization market, and Cognizant Technology Solutions Corp., a provider of information technology (IT) services. Both were top contributors this quarter.

With respect to efficiency, it is clear to us that there are countless inefficiencies that need to be taken out of the health care system for the cost-control goals of reform to be achieved. Computer Programs and Systems, Inc. and athenahealth, Inc. are examples of names we own that are positioned to do well under the new health care legislation. These companies provide hospitals and doctors’ offices with IT platforms that streamline high-volume administrative functions, such as medical recordkeeping and claims processing. Both stocks were weak this quarter as potential customers sorted out the terms of a government program that incentivizes the use of electronic medical records. However, we still believe athenahealth and Computer Programs and Systems will be good long-term investments.

Tetra Tech, Inc. and Stantec, Inc. were two other names that underperformed this quarter. Both are engineering firms that are beneficiaries of infrastructure build-out and federal stimulus money. Much of the federal stimulus money has not reached the real economy, and state and local governments have seen tax revenues decline during the recession. These two factors have had an impact on the near-term financial results of Tetra Tech and Stantec. Despite their recent weakness, we believe these stocks have the potential to perform well over time as federal contracts materialize this year and as the economy continues to improve. Current and future holdings are subject to risk.

OUTLOOK

The federal government has provided a tremendous amount of fiscal and monetary stimulus, and the economy is clearly beginning to grow again. This positive factor is offset by the “Big Three” long-run concerns: unprecedented levels of U.S. debt, rising taxes needed to pay for growing government spending, and high unemployment. It is hard for us to imagine the economy returning to a normal rate of long-run growth under these conditions. In the no-frills economy we foresee, we believe that owning quality growth stocks — the types of stocks we like to own in the Fund — has the potential to be a winning strategy. However, if the economy picks up steam and grows at or above a normal recovery rate, we would expect the market to go from being guarded with respect to risk to becoming a “risk-taking” market. In this scenario, stocks of lower-quality companies would likely do better than average.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

*The	S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance.

**Earnings	growth is a measure of growth in a company’s net income over a specific period, often one year.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Portfolio Summary	MARCH 31, 2010

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth	12.80%	61.49%	3.00%	6.76%
Russell 2000 Growth Index	12.07%	60.32%	3.82%	-1.53%
Russell 2000 Index	13.07%	62.76%	3.36%	3.68%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are 1.31%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Hibbett Sports, Inc.	3.4%
Power Integrations, Inc.	3.4%
Dril-Quip, Inc.	2.9%
MSCI, Inc., Class A	2.8%
Cognizant Technology Solutions Corp., Class A	2.8%

Company	% of Net Assets
Knight Transportation, Inc.	2.8%
MSC Industrial Direct Co., Inc., Class A	2.7%
Peet’s Coffee & Tea, Inc.	2.6%
Ultimate Software Group, Inc.	2.3%
HDFC Bank Ltd. ADR (India)	2.3%

**	As of March 31, 2010, there were 94 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

††Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Management Discussion	MARCH 31, 2010

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins, MBA Portfolio Manager

OVERVIEW

The Wasatch Small Cap Value Fund posted a solid return of 5.86% in the first quarter, but lagged the Russell 2000 Value Index, which gained 10.02%. Markets in general seem to be pricing in a strong economic recovery, which is good news. To us, however, the bigger question is not if the economy is truly recovering, but how fast and sustainable the current recovery is.

Rather than trying to guess the timing and magnitude of recovery, we continue to stick to our time-tested investment process of using deep due diligence to identify attractive companies that are currently undervalued.

DETAILS OF THE QUARTER

Not surprisingly given the double-digit returns of the broader market, the Fund sported its share of strong performers in the quarter. Among our notable winners was the action-sports retailer Zumiez, Inc., for which robust improvement in fundamentals led to strong earnings growth* compared to the same period last year.

The information technology sector was also home to some strong performers, including OPNET Technologies, Inc. The company, which makes network management software, has embarked on a product cycle that should allow it to leapfrog its competition over the next year or so. This important development was recognized in the market during the first quarter, leading to a robust gain in OPNET’s stock price. Polycom, Inc., a maker of video-conferencing products, saw its shares rise as corporate information technology (IT) managers continued to gear their spending toward technologies that can provide an immediate return on investment. Additionally, Micrel, Inc. — a newer holding in the Fund — gained ground as improving fundamentals prompted investors to re-price its shares off of a valuation level that was near a five-year low.

Aside from our positioning in the financials and consumer discretionary sectors, the Fund’s main detractors came from a few individual holdings that experienced stock-specific difficulties. Our largest detractor was Nara Bancorp, Inc., whose stock price lost ground after investors became worried about management turnover at the bank. In the telecommunication services sector, a notable underperformer was Cbeyond, Inc., whose business of providing integrated telecom solutions to small businesses is seeing increased competition from larger operators (such as cable companies). We have eliminated both stocks from the Fund.

A new holding in General Cable Corp., an electricity infrastructure firm, lost ground after its most recent earnings report came in below expectations. We think the company is attractively valued, and — despite its initial price weakness — we see it as a compelling way to capitalize on the need to modernize the U.S. power grid as well as capture opportunities in emerging economies. Historically, it has paid to hold stocks through weakness providing that valuations are attractive and the fundamental story remains intact. We see this as being the case with General Cable.

OUTLOOK

We are encouraged to see signs that the economy is finally beginning to undergo what looks to be a meaningful recovery. Stronger economic growth naturally translates into higher corporate earnings, which in turn helps stock prices move higher even if valuations don’t expand any further. The question, of course, is how long will this process of recovery take to play out? Since the answer is largely unknowable, we are opting for a conservative approach by taking advantage of opportunities as they present themselves but not being overly aggressive in adding new investments to the Fund.

An example of this process at work can be found in our approach to the financials sector. We added a number of new financial stocks to the Fund during the past three months, including Trustmark Corp. and Washington Federal, Inc., among others. At the same time, however, we took care to add only small positions until the broader credit issues in the sector play themselves out.

Although the market has come a long way in the past year, there are still plenty of opportunities for small cap investors who do their research. We found many such opportunities in stocks that the Fund has owned in the past and that we have continued to follow. One such stock is EnergySolutions, Inc., which specializes in the disposal of nuclear waste. Another is the oil and gas services company Willbros Group, Inc., which could benefit from energy infrastructure investments. These new holdings, together with the other additions we have made to the Fund, are part of our ongoing effort to replace stocks that have become fully valued with new, more compelling, investments.

We continue to find the industrials sector to be fertile ground for such investments. The Fund is overweight in this group as a result of two factors: first, the higher proportion of attractive values available in the sector; and two, the compelling opportunities in the trucking and logistics industry. The trucking business experienced substantial upheaval during the recession, with the end result being reduced capacity and improved pricing power for the remaining companies. This helps form the thesis for our holdings in Old Dominion Freight Line, Inc., Marten Transport, Ltd., and Vitran Corp., Inc. We also hold substantially overweight positions in the information technology and health care sectors, where bottom-up research has been particularly effective in finding undervalued companies with rapidly growing niche markets. Current and future holdings are subject to risk.

Overall, we believe the Fund is well positioned for an environment of gradual economic expansion.

Thank you for the opportunity to manage your assets.

*Earnings	growth is a measure of growth in a company’s net income over a specific period, often one year.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Portfolio Summary	MARCH 31, 2010

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Value	11.64%	76.44%	1.29%	9.07%
Russell 2000 Value Index	14.01%	65.07%	2.75%	8.90%
Russell 2000 Index	13.07%	62.76%	3.36%	3.68%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are 1.97%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Herbalife Ltd.	2.3%
CorVel Corp.	2.3%
HEICO Corp., Class A	2.2%
Redwood Trust, Inc.	2.2%
Pericom Semiconductor Corp.	2.1%

Company	% of Net Assets
Old Dominion Freight Line, Inc.	2.1%
Emeritus Corp.	2.0%
Dollar Financial Corp.	2.0%
MFA Financial, Inc.	2.0%
Standard Microsystems Corp.	1.9%

**	As of March 31, 2010, there were 89 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

††Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH STRATEGIC INCOME FUND (WASIX) — Management Discussion	MARCH 31, 2010

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

From Wasatch’s founding in 1975 to the market peak of 2007, the Dow Jones Industrial Average* advanced from the 800 level to more than 14,000, a 17-fold increase. In hindsight (and notwithstanding interim gyrations), the correct investment strategy over these 32-years was to be aggressively bullish.

However, the 2008–2009 market meltdown served as a reminder that, no matter how bullish one might be, a good investor should never forget the cardinal rule of money management: Always Be Cautious. Capital takes a great deal of time and effort to accumulate, so a prudent investor should always work to avoid investing such that capital is exposed to unnecessary risk. I disregarded this rule in 2008, as my excitement for the opportunity provided by seeming bargains early in the year overshadowed my fear of the deteriorating economic environment.

During the latter half of 2008 and the early months of 2009, the market continued to ride the down elevator until fear overwhelmed any remnants of greed for most investors. Fortunately, I did not succumb to this panic, but instead looked for signs of capitulation as a signal that the market had reached bottom.

While the market and the Fund enjoyed strong performance for the balance of 2009 — the Fund’s return over the last 12 months was almost 50% — I’ve vowed that, no matter the apparent opportunity, I will Always Be Cautious managing the Strategic Income Fund.

The prospect for an economic recovery continues to gain traction and the stock market responded during the first quarter with the S&P 500 Index delivering a surprisingly strong 5.39% return. I was pleased that the Fund returned 4.54% while assuming less risk than the market as a whole.

Even though indications are that economic improvement is afoot, it is worth remembering that we are in uncharted waters given the extreme level of stimulus efforts undertaken by governments around the world. There are also large structural issues still facing the U.S. economy: high and stagnant unemployment, limited availability of credit, and the expanding role of government. These challenges will impact our economic growth for months and years to come.

Although it is virtually impossible to eliminate exposure to these underlying issues, we attempt to dampen the amplitude of their impact on the Fund. This is accomplished by striving to purchase high quality companies that are attractively valued and paying solid and/or growing dividends. I believe this approach creates a growth opportunity in the form of capital appreciation and growing dividends as well as providing some potential downside protection due to the quality and valuation of the companies.

During the quarter, I rotated toward more favorably valued stocks and increased the Fund’s cash position to around 10%.

This creates a measure of caution while also providing dry powder to use when better opportunities present themselves.

DETAILS OF THE QUARTER

Overall, the Fund’s first quarter performance was driven by gains across our spectrum of holdings. Every sector, except our small weight in materials, realized a positive return. I was pleased that the Fund again successfully avoided large negative surprises. I believe this helps validate our disciplined investment process focused on company quality and valuation sensitivity.

The Fund’s financial holdings were the primary drivers of performance. Legacy holdings such as real estate investment trusts (REITs) Redwood Trust, Inc. and CapLease, Inc. performed well, as did Ares Capital Corp., a business development company. In addition to appreciating nicely, these companies also continued to pay a generous dividend, as management has been adept at exploiting the current steep yield curve.

The Fund made some new investments this quarter, including purchases of Solar Capital Ltd., Xilinx, Inc. and Intel Corp. Solar Capital is a business development company that the Fund has owned for some time as a private placement. The company went public during the quarter and I increased the Fund’s position through the initial public offering (IPO).** Xilinx and Intel are semiconductor companies that I believe are positioned to remain market leaders as the demand for microchips expands exponentially. Unlike many technology companies, each also pays an attractive dividend. Current and future holdings are subject to risk.

OUTLOOK

Six months ago in this commentary I made a comparison between the economy and a traveler struggling to traverse a white-water river, who upon reaching the other side found a steep embankment still to be scaled. Certainly there was some relief in making it through the most perilous aspect of the journey, but another difficult and patience-testing battle still lay ahead.

To continue this analogy, the traveler has made good progress climbing the bank. This has given the market much confidence and hope. Perhaps more than is warranted given the climb that remains, and more importantly the long road that awaits the traveler once he makes it to the top of the bank.

I expect patience and discipline will be the driver of investment success in the coming years. Economic growth is likely to come more slowly and investment returns may well be lower than they have been historically. However, I continue to believe that equities are one of the best investment opportunities for the decade ahead.

I am committed to doing a better job of providing downside protection in the Fund, while still capturing reasonable upside returns and providing a consistent stream of dividend income. My long-term goal of achieving returns that fall between stocks and bonds remains unchanged.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

*The	Dow Jones Industrial Average is the most widely used indicator of stock market conditions. It contains 30 significant blue chip stocks traded on the New York Stock Exchange.

**An	initial public offering (IPO) is a company’s first sale of stock to the public.

WASATCH STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	MARCH 31, 2010

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06
Strategic Income	10.76%	49.90%	N/A	0.02%
S&P 500 Index	11.74%	49.76%	N/A	-0.02%
Barclays Capital U.S. Aggregate Bond Index	1.99%	7.69%	N/A	5.84%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are 1.94%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Redwood Trust, Inc.	7.7%
Capstead Mortgage Corp.	5.2%
Ares Capital Corp.	4.2%
Herbalife Ltd.	3.3%
MFA Financial, Inc.	3.3%
Solar Capital Ltd.	3.2%

Company	% of Net Assets
ProShares UltraShort 20+ Year Treasury	3.0%
Xilinx, Inc.	2.7%
International Business Machines Corp.	2.7%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	2.5%

**	As of March 31, 2010, there were 54 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

††	Also includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: February 1, 2006. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged, and a common measure of common stock total return performance. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in these or any indices.

WASATCH ULTRA GROWTH FUND (WAMCX) — Management Discussion	MARCH 31, 2010

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan.

Ajay Krishnan, CFA Portfolio Manager

OVERVIEW

The Wasatch Ultra Growth Fund had a healthy return of 7.30% in the year’s first quarter, as U.S. stocks continued in a positive direction. Our performance closely tracked that of the Russell 2000 Growth Index, which posted a 7.61% gain in the first quarter. As we saw in the second half of last year, the market’s surge was driven largely by investors’ attraction to lower-quality stocks.

Given our preference for higher-quality, faster-growing stocks, this created a headwind for the Fund during the quarter. We were nonetheless able to keep close to the market thanks to earnings growth* among our companies that was not only stronger than the benchmark, but also better than we anticipated. This captured earnings growth reflects our careful focus on companies with solid fundamentals and distinctive business themes that we believe can help buoy the portfolio during a recession, and has the potential to help it move ahead of the pack as the economy rebounds.

DETAILS OF THE QUARTER

Once again, information technology was our strongest sector for the quarter. Longtime top holding Cognizant Technology Solutions Corp. was a leading contributor. Many had feared that this IT outsourcing company would be hurt by weakness in the financials sector, which provides about half of its business. Instead it seems that pressure on financial companies to cut costs and improve earnings has led them to continue to make use of outsourcing’s cost efficiencies.

Our holdings in the health care sector, an area of weakness last quarter, were also positive contributors over the past three months. Our strongest stock in this area was NuVasive, Inc., whose products are used in minimally invasive spinal surgeries. We were somewhat surprised at the positive returns posted by many health care stocks over the past three months. The passage of health care reform in the U.S. makes it seem likely that price-to-earnings multiples** for health care companies will stay under pressure, even as demand for medical services appears set to rise.

Market observers have noted that historically when the economy is in the first couple of years coming out of a recession some of the strongest equity sectors have been energy, financials and health care, with consumer discretionary and consumer staples being among the weakest. This historic pattern did not hold true over the past quarter, as the consumer discretionary area proved to be the best-performing sector in the Russell 2000 Growth Index for the period. This sector was lifted in large part by solid same-store sales figures from retailers, especially in apparel.

This development hurt our relative results for the quarter because we continued to underweight consumer stocks, as they generally fell short of our stringent, fundamental investment criteria. That said, the stocks we did hold in this sector actually outperformed their counterparts in the Index; it was only our under-allocation here that hurt returns relative to the Index.

Notably, fitness club operator Life Time Fitness, Inc. landed among our best contributors for the period. The company has beaten earnings estimates, and appears to be benefiting from consumers’ concern for health and fitness and willingness to pay for convenient, upscale facilities. Two retailers also made solid contributions to our results for the quarter. Zumiez, Inc. sells active wear targeted to the influential and style-conscious teenage skater/snowboarder demographic. Its stores are designed to build its customers’ sense of connection with the brand. Zumiez was also positioned to benefit from the heavy media attention snowboarding received during the recent Winter Olympics. Discount retailer Dollar Tree, Inc., in contrast, offers an array of everyday household goods priced at just $1. While earlier there was some concern that these stores may have difficulty maintaining customer loyalty once the economic recovery hits full swing, sales trends suggest that shopping and saving at dollar stores has become a habit that many consumers aren’t eager to give up.

Although the Fund’s holdings are diverse, one characteristic our companies generally share is a distinctive theme, or approach to their business, that sets them apart from the run of the mill. We have found that this attribute, along with a sustainable competitive advantage, can play a large role in determining whether a company can maintain a healthy pace of earnings growth.

One weak note in the portfolio was CBeyond, Inc., a provider of telecommunication services to small businesses. The company has suffered from competitive pressure, as cable companies seeking to expand beyond the consumer sphere have increasingly targeted this segment as well. Current and future holdings are subject to risk.

OUTLOOK

We anticipate that in the coming months, earnings growth will be more difficult to come by. In this environment, investors are likely to become more selective, and we believe their focus will increasingly turn to high-quality growth stocks. This environment is likely to be positive for the kinds of stocks we emphasize.

Demand for equities appears poised to remain strong. There is about $3 trillion in cash still sitting on the investment sidelines. We’re also somewhat encouraged by the outlook for earnings growth. After an extended period of cautious spending and hoarding cash, corporate balance sheets appear strong, and ready to support business spending.

As companies that offer the kind of earnings growth we seek become more expensive, we recognize that we will need to pay particular attention to valuations, and trim or even eliminate positions that have become too richly valued.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

*Earnings	growth is a measure of growth in a company’s net income over a specific period, often one year.

**The	price-to-earnings or P/E multiple is the price of a stock divided by its earnings per share.

WASATCH ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	MARCH 31, 2010

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	14.50%	69.79%	0.06%	4.85%
Russell 2000 Growth Index	12.07%	60.32%	3.82%	-1.53%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.82%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Cognizant Technology Solutions Corp., Class A	4.2%
MSCI, Inc., Class A	4.1%
Power Integrations, Inc.	3.2%
F5 Networks, Inc.	3.0%
Montagu Newhall Global Partners II-B, L.P.	2.7%

Company	% of Net Assets
Silicon Laboratories, Inc.	2.2%
O2Micro International Ltd. ADR (China)	2.1%
OPNET Technologies, Inc.	2.1%
Dollar Financial Corp.	2.0%
Capella Education Co.	1.9%

**	As of March 31, 2010, there were 92 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH-1ST SOURCE INCOME EQUITY FUND (FMIEX) — Management Discussion	MARCH 31, 2010

The Wasatch-1st Source Income Equity Fund is managed by a team of Wasatch portfolio managers led by Ralph Shive and Michael Shinnick.

Ralph C. Shive, CFA Portfolio Manager	Michael L. Shinnick Portfolio Manager	OVERVIEW The Wasatch-1st Source Income Equity Fund returned 4.34% in the first quarter of 2010 and lagged the Russell 1000 Value Index, which returned 6.78%. The quarter saw two important developments: the tightening by China of bank reserve requirements in response to inflation concerns and real estate speculation, and the deteriorating financial condition of Greece with concomitant complications for its European partners.

One issue during the quarter was lackluster stock selection in most sectors, with the exception of energy where we were quite strong. A headwind was provided by the China and Greece situations, which stirred a dollar rally that hurt two of our favorite sectors, information technology and materials. We are not concerned about the dollar rally on a long-term basis, and both sectors were performing well in the latter part of the quarter. In addition, our underweight in banks, especially commercial banks, which had a huge first quarter rally, hurt performance relative to the Index. This is of greater concern as the Fed policy of zero cost funding is giving banks and investment banks great opportunities for profits to cover last cycle’s write offs. This condition may persist into 2011, which would be longer than our original expectation. As we speak, Congress is reviewing the 2008 financial crisis and potential legislation is being considered to alleviate future wealth destruction and taxpayer liability. It appears the trend is in the direction of modest remediation. We would vote for Transparency, Transparency, Transparency.

DETAILS OF THE QUARTER

Stocks that helped returns in the first quarter included MetLife in the financials sector as the company’s balance sheet strengthened and confidence was regained with respect to future profitability. Johnson Controls in the automotive sector saw volumes rebound dramatically from the severe conditions of last year. Although Nokia has been under the cloud of Apple taking headlines on creative product innovation, it still garners large market share in smart phones in emerging markets, and investors recognized this over the first quarter. In the industrials space, which was quite strong, Parker Hannifin, a diversified industrial producer in a variety of industries, saw strong price appreciation.

The only real disappointment was H&R Block, which pre-announced that tax-return activity would be well below expectations. High unemployment and online software seem to be nibbling at their customer base.

The only strategic move in the quarter was to increase our energy exposure through the addition of three new holdings. Exxon Mobil is a large integrated firm that we feel has strong cash flow generation and the potential for growing earnings and dividend increases over the next several years. Transocean Ltd. is a stock formerly held in the Fund that we sold some quarters ago. When the company recently announced it was reinstating a dividend we purchased the stock again. We like the offshore drilling space and believe the company has strong cash flow looking out several years and good industry supply/demand dynamics. A more aggressive name in this space is Ultra Petroleum, which does not pay a dividend and sports a relatively high valuation. The company has growing reserves of natural gas, and we expect that over time the benefits of a domestic source of clean energy will be a compelling driver of value creation. Current and future holdings are subject to risk.

In keeping with our investment style, we were pleased to see many companies in the Fund return to raising their dividends after a 2009 that saw the most decreases in dividends since the 1930s.

OUTLOOK

There is growing evidence that the economic recovery is in motion, however frustratingly slow it may be. We acknowledge that stock prices have anticipated much of the recovery and are concerned that we may see a consumer spending double dip, as employment growth remains extremely sluggish. One data point we are following closely is disposable personal income growth. We expect it will be slow relative to past cycles, partly hurt by rising taxes across many sectors of the economy. We expect that the “federal governmentalization” of America will most likely portend slower growth. We would like to see a shift from the current bailout policies toward policies benefiting savings and investment. It’s possible that the upcoming election cycle will spur a healthy debate about these contrasting trends. One of the more positive conditions is that publicly traded corporations appear to be in strong financial condition. We think that creates an environment where we can make money in stocks, and we would expect earnings and dividend growth in most of the stock positions we hold.

The Fund is nearly fully invested under strategies emphasizing strong dividend yields,* attractive valuations and earnings growth** potential. Our goal remains to provide investors with significant participation in market rallies, along with returns that hold up relatively well during market corrections. We take the responsibility of managing the Fund very seriously.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

*Dividend	yield is a company’s annual dividend payments divided by its market capitalization, or the dividend per share divided by the price per share. For example, a company whose stock sells for $30 per share that pays an annual dividend of $3 per share has a dividend yield of 10%.

**Earnings	growth is a measure of growth in a company’s net income over a specific period, often one year.

WASATCH-1ST SOURCE INCOME EQUITY FUND (FMIEX) — Portfolio Summary	MARCH 31, 2010

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Income Equity	10.87%	44.68%	5.48%	7.85%
Russell 1000 Value Index	11.28%	53.56%	1.05%	3.10%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Equity Fund are 1.18%. The expense ratio shown elsewhere in this report may be different. The Total Annual Fund Operating Expenses include direct expenses paid to the Advisor, and may include indirect expenses from investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing.

*Not	annualized

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Harris Corp.	1.9%
McKesson Corp.	1.8%
Johnson Controls, Inc.	1.7%
Marathon Oil Corp.	1.6%
The Williams Cos., Inc.	1.6%

Company	% of Net Assets
Ensco plc ADR (United Kingdom)	1.6%
Hewlett-Packard Co.	1.5%
Avon Products, Inc.	1.5%
Archer Daniels Midland Co.	1.5%
Sysco Corp.	1.5%

**	As of March 31, 2010, there were 80 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

††Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indices.

WASATCH-1ST SOURCE LONG/SHORT FUND (FMLSX) — Management Discussion	MARCH 31, 2010

The Wasatch-1st Source Long/Short Fund is managed by a team of Wasatch portfolio managers led by Michael Shinnick and Ralph Shive.

Michael L. Shinnick Portfolio Manager	Ralph C. Shive, CFA Portfolio Manager	OVERVIEW While the Fund lagged the S&P 500 for the quarter, we are pleased that it continues to offer a very strong risk-adjusted return profile and that performance has significantly exceeded the benchmark over the trailing three- and five-year periods.

Markets were choppy early on, yet stocks continued their advance over the three months, as investors focused on signs of improvement in economic conditions as well as in corporate earnings. Our discipline helped moderate the impact of volatility in January and February, while allowing the Fund to participate modestly as the market turned strongly upward in March. Long holdings within information technology, energy and health care added to performance. The Fund’s short positions constrained performance in absolute terms, given a rising market, and due to the stocks we selected.

DETAILS OF THE QUARTER

We generally start by looking to identify sectors of the economy that are positioned to outperform over time based on some trend we have identified. Then we look at companies that fall under that theme and seek to identify those that are attractively valued and have good fundamentals. In choosing which companies to sell short, we look for industries where trends are moving against them and companies within those industries that are particularly vulnerable.

Among long positions, several technology companies related to the theme of “cloud computing” added significantly to performance. Cloud computing is an evolving information delivery paradigm for enabling timely, global and scalable access to a shared pool of flexibly configured computing resources. Fund holdings involved in this theme include TIBCO Software, Inc., Silicon Graphics International Corp., Akamai Technologies, Inc. and Novell, Inc.

We also had a significant contribution from Symmetry Medical, Inc., a strategic supplier of implants, tools and kits used in orthopedic procedures. Symmetry has been a portfolio laggard in recent quarters, though our investment thesis is playing out as the company maintained profitability on declining volumes and is poised to participate strongly in a rebound of the sector.

Finally, stock selection within energy was another source of positive performance. The offshore drilling theme received positive attention from investors late in the quarter.

On the downside, one of our largest energy holdings, Devon Energy Corp., suffered from investors’ reaction to its announced sale of offshore properties. Devon should receive a premium price for the properties, and we added to our position in the belief that the sale will have a positive impact on shareholder value over the next couple of years. We remain confident in the company’s strategic direction and are comfortable with our increased position size.

Another detractor was a new position, Brocade Communications Systems, Inc. Brocade has a longstanding storage area network business that represents a tremendous core asset, and we view the company as attractively priced in relation to its balance sheet and earnings potential. However, the company provided guidance during the quarter that a recently acquired networking business was underperforming. Our view is that if Brocade is not successful in integrating the two businesses, a larger acquiring company will find a way to realize value in excess of the current market valuation. Current and future holdings are subject to risk.

We continue to hedge the portfolio through the use of both short positions and writing calls against long positions. The Fund’s short positions as a group did not help performance as the market rose in March. However, losses due to this strategy were limited by our disciplined covering of short positions. In addition, we increased the writing of covered calls in the Fund and this provided a source of incremental return. While market volatility in recent months has been low overall, it has been possible to earn attractive premium income in the more volatile information technology, energy and materials sectors, and we will continue to use covered call writing to generate income and provide the potential for additional downside protection.

OUTLOOK

We intend to remain flexible while protecting shareholder capital. We believe the economic recovery will become more widespread in 2010, but also that the major risks have largely been deferred rather than eliminated. We will continue to invest in companies with strong business models, balance sheets and free cash flow. We will remain selective in shorting stocks and not allow short positions to become too extended. Our watch list for shorting continues to grow, as we see a leveraged financials sector with unresolved challenges and consumers battling unemployment, declining wages and large household debt service obligations.

Our largest holdings represent companies we believe have defensive characteristics such as low-cost retailer Wal-Mart Stores, Inc. and business technology firm Oracle Corp. We are looking for companies that have the potential to grow and make money in a variety of economic conditions.

The Fund continues to be net long, with more than 60% net market exposure. We would not expect to shift this ratio unless we see signs that the recovery is faltering or failing.

Protecting capital and delivering positive returns in a variety of market conditions remain important elements of the Fund’s strategy. We appreciate your support and look forward to helping you protect, grow and compound your assets for many years to come.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH-1ST SOURCE LONG/SHORT FUND (FMLSX) — Portfolio Summary	MARCH 31, 2010

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 8/1/03
Long/Short	6.92%	36.00%	5.94%	5.99%
S&P 500 Index	11.74%	49.76%	1.92%	4.61%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.04%	0.14%	2.76%	2.40%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Long/Short Fund are 1.91%. The expense ratio shown elsewhere in this report may be different. The Total Annual Fund Operating Expenses include direct expenses paid to the Advisor, and may include indirect expenses from investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Fund makes short sales of securities which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*Not	annualized

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Loews Corp.	4.7%
Wal-Mart Stores, Inc.	4.6%
Devon Energy Corp.	3.8%
The Allstate Corp.	3.3%
Oracle Corp.	3.0%

Company	% of Net Assets
General Cable Corp.	2.1%
Unum Group	1.9%
Waste Management, Inc.	1.9%
Archer Daniels Midland Co.	1.8%
Johnson & Johnson	1.8%

**	As of March 31, 2010, there were 55 long holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

††Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: August 1, 2003. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. The Citigroup Three-Month U.S. Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indices.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Management Discussion	MARCH 31, 2010

Van R. Hoisington Portfolio Manager

DETAILS OF THE QUARTER

Long-term Treasury bond yields were essentially unchanged over the first quarter of 2010, resulting in flat performance for the Wasatch-Hoisington U.S. Treasury Fund. The Barclays Aggregate Bond Index, with a shorter duration than the Fund, had a positive return for the quarter and the past 12 months due to the continuing contraction in yield spreads in lower quality issues. This near record low in credit spreads, however, has not affected the long-term results of the Fund. The Fund’s average annual return over the past 10 years beat the Index by 0.49 percentage points.

OUTLOOK

The normal reaction to a massive increase in government spending is to assume that it will bring inflation, particularly in the U.S. where amounts have been so large over the past 10 years. Spending has shifted from 18.4% of gross domestic product (GDP)* in 2000 to 24.7% today and the results are unequivocal. Inflation today is 1.3% versus 1.7% 10 years ago as measured by the core PCE deflator.** The percent of the population working today is 58.6% while prior to the large budget deficit spending of the last 10 years it was 64.6%. GDP in the U.S. was growing at 4.8% a decade ago, and today the country is staggering out of recession.

Thus, contrary to conventional wisdom, monumental government spending produced less growth, and lowered standards of living and inflation. We can understand this through the application of mathematics to economic theory.

David Ricardo (1772–1823) initially spelled out the role of fiscal policy influences on economic activity in what is termed “Ricardian equivalence.” He was a seminal thinker who also originated the concepts of “comparative advantage” and “diminishing returns.” The point of Ricardian equivalence is that it doesn’t matter whether governments fund expenditures by taxing or borrowing. Either way resources are shifted from the private sector to the government sector. Thus, an increase in government spending does not increase the economic pie (real GDP); it merely shifts the distribution of the pie, with the government taking more and the private sector having less.

In 1936, John Maynard Keynes (1883–1946) rejected Ricardo, arguing that deficit spending could increase economic activity. Keynes views have been taught to economics students for most of the past five decades. Importantly, neither Ricardo nor Keynes could know whether their views were right or wrong given the mathematical and statistical technology and data availability of the day.

Now there is credible research employing sophisticated econometric techniques that confirms that Ricardo, not Keynes, is correct. The Harvard economist Robert Barro, from whom the term “Barro Ricardian Equivalence” has risen, as well as the Italian econometrician Roberto Perotti found that the government expenditure multiplier is very close to zero. A zero government expenditure multiplier means that deficit spending only provides a transitory boost to the economy. Deficit spending initially raises GDP, but then the effect dissipates and later is reversed as the financial resources available to the private sector are reduced. The econometric calculations indicate that each $1 increase in government expenditures will, over time, reduce private expenditures by $1. The distribution of the pie is impacted (i.e., government is larger and the private sector is smaller) but its overall size is not affected, just as stated in Ricardo’s equivalence theorem.

Valerie A. Ramey, Professor of Economics at the University of California at Berkeley has found that the expenditure multiplier is in a range of 0.6 to 1.1, or an average of 0.85. Once again this suggests some boost to overall economic activity from government spending at the expense of the private sector. The estimates of the multipliers vary due to different sample periods and other technical considerations. The objective is to identify the effects of government spending on economic activity while over time a host of other influences are also at work. The center of the estimates of the spending multiplier, however, is less than one, while the center of estimates for the tax multiplier,† our next topic, is greater than one. Consequently, we believe economic conditions will ultimately deteriorate in response to the current fiscal policy mix.

Beginning January 1, 2011, the sizeable tax reductions enacted in 2001 and 2002 will expire. The administration projects that household taxes will rise by a cumulative $1.1 trillion over the ensuing 10-year period, while business taxes will rise by $400 billion. This calculation was prior to any taxes enacted in the health care bill, and does not account for other taxes such as the recently mentioned value added tax suggested by administration policy advisors. Dr. Barro estimates that the tax multiplier is minus 1.1, meaning that a $1 increase in taxes will reduce GDP by $1.10. However, Christina Romer, Chair of the Council of Economic Advisors and her husband David in an exhaustive study published in March 2007 found the tax multiplier to be minus 3.0. Bottom line, if the spending multiplier is 0.6 and the tax multiplier is minus 1.1 or more, then mathematically this country cannot spend its way to prosperity.

With excessive levels of debt and what we believe is the wrong fiscal policy mix, inflation will continue to moderate, thereby driving long-term treasury yields lower. The path to lower rates will not be smooth, as volatility will arise from heavy sales of U.S. government debt and occasional transitory improvements in economic activity. However, patient investors in long-term U.S. Treasury bonds such as those held by the Fund have the potential to be rewarded.

Thank you for the opportunity to manage your assets.

*Gross	domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

**The	Personal Consumption Expenditures (PCE) Deflator is part of the National Income and Products Accounts developed by the Bureau of Economic Analysis of the U.S. Commerce Department. The PCE Deflator is a variable weighted index and is widely considered to be the most reliable of all the price indices.

†	The tax multiplier is the ratio of change in aggregate output (or gross domestic product) to an autonomous change in taxes.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Portfolio Summary	MARCH 31, 2010

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	-9.32%	-14.53%	4.93%	6.78%
Barclays Capital U.S. Aggregate Bond Index	1.99%	7.69%	5.44%	6.29%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.79%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor, before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*Not	annualized

TOP 10 HOLDINGS**

Holding	Maturity Date	% of Net Assets
U.S. Treasury Strip, principal only	11/15/27	29.2%
U.S. Treasury Bond, 4.75%	2/15/37	16.8%
U.S. Treasury Strip, principal only	2/15/37	12.9%
U.S. Treasury Bond, 4.50%	2/15/36	11.2%
U.S. Treasury Strip, principal only	5/15/39	7.4%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 4.50%	5/15/38	7.3%
U.S. Treasury Bond, 4.25%	5/15/39	4.4%
U.S. Treasury Bond, 4.50%	8/15/39	3.3%
U.S. Treasury Bond, 5.375%	2/15/31	2.5%
U.S. Treasury Bond, 5.25%	2/15/29	2.5%

**	As of March 31, 2010, there were 11 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in this or any index.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Management Discussion	MARCH 31, 2010

Paul W. Gifford, CFA Portfolio Manager

OVERVIEW

The Wasatch-1st Source Income Fund returned 1.36% during the first quarter of 2010. Over the same time period the Barclays Capital U.S. Intermediate Government/Credit Bond Index returned 1.54%. Spreads versus Treasuries on almost all corporate, agency and asset- or mortgage-backed securities came in (tightened). As a result, the Fund’s holdings performed better than Treasuries.

Yields on Treasury bonds traded between 3.6% and 3.8%. By quarter-end the yield punched through 3.8% to 3.87%, its highest point since mid 2009. Most of the increase occurred during the final few weeks of the period as the U.S. Treasury continued to issue billions of dollars worth of bonds each week.

The Federal Reserve’s program of buying government bonds, which has helped to keep interest rates low, ceased in March, but may resume sometime down the road if economic conditions deteriorate.

The Fed completed its treasury purchases in October and has decreased agency purchases this year. The Fed indicated it intends to hold the securities for sometime which will allow the normal principal repayment mechanism inherent in agency mortgage-backed securities to essentially liquidate these positions over time.

DETAILS OF THE QUARTER

The economy has been producing some very agreeable statistics that have been bolstering asset prices. The news is dramatically better than it was a mere 12 months ago. At that time, the world’s stock and bond markets reached the bottom after the credit crunch drove the global economy off a cliff. In the U.S., gross domestic product (GDP)* growth officially started to rise in the third quarter of 2009, aided by “cash for clunkers”** activity. While we have seen improvement in the economy, we still have a way to go to regain what was lost during the “Great Recession.”

The strength of economic data has generally surprised economists and, to a certain extent, us as well. The Blue Chip Financial Forecast as late as January 2010 predicted only 3.0% growth and no single forecast was above 4.5%. Yet preliminary data came in at nearly twice the average forecast at 5.6%. One of the largest factors was inventory rebuilding. Many firms had slashed inventories to levels well below the already reduced rate of sales they were experiencing.

Many of our clients and associates tell us that they haven’t really seen or felt the recovery. Due to implosion in certain parts of the domestic economy, some have not seen any improvement and continue to feel like they are treading water. The auto industry is an example. Data from J.D. Power and Associates showed that in 2009 U.S. auto sales, which had been above 15 million cars per year over the last decade, dropped below 11 million cars.

Over the coming years, sectors that declined the most may be solid contributors to economic growth and corporate earnings. A return to annualized auto sales of 15 million (a number that would be required to merely maintain the current car-to-driver ratio) over the next five years would equate to an annual growth rate of 6.4%. This would powerfully propel corporate earnings in the auto industry.

Earnings reports, which have been relatively positive, should continue to be on the upswing for several more quarters. Cost cutting measures would allow even modest revenue growth to magnify profit margins. Strong earnings will eventually lead to increased hiring and slowly but surely lower unemployment. Lower unemployment would help us all “see” the economic recovery firsthand.

OUTLOOK

The first quarter of 2010 could be considered relatively quiet on the fixed income front. The largest issue for the market to digest was the credit issues in Greece. The market handled it well, but there is growing concern surrounding sovereign indebtedness. Greece will only be the first country we read about and the U.S will be included given our large deficits and existing debt.

During the quarter, the Fund continued to add modest amounts of credit exposure. We purchased several preferred stocks with yields in excess of 6.5% (Morgan Stanley and JPMorgan Chase & Co.). Increased stability and profitability of financial companies and banks led us to add to our corporate bond investments including JPMorgan, GE and PACCAR Financial Corp.

The other major strategy was to take advantage of the yield curve. We find the pickup in yield due to a modest lengthening of maturities rather compelling. We sold government agency bonds† maturing in three years and replaced them with issues maturing in five years and increased the yield by 1.6%. In another trade, we sold credit card asset backed bonds maturing in one year and bought a three-year maturity bond increasing the yield by 1.90%. We extended maturities in JPMorgan corporate bonds†† by two years and increased the yield by 2.4%. There are more opportunities like this but given our view that rates will be rising, we want to do this over time.

A modest increase in interest rates seems likely in the coming months as economic activity picks up. In light of this belief, we have maintained a shorter duration in the portfolio than the benchmark, even with the trades listed above.

Thank you for allowing us the opportunity to be a trusted advisor for you.

CFA® is a trademark owned by CFA Institute.

*Gross	domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

**The	Car Allowance Rebate System, also known as “Cash for Clunkers,” was a U.S. government stimulus program initiated in 2009 intended to provide economic incentives to U.S. residents to purchase a new, more fuel-efficient vehicle when trading in a less fuel-efficient vehicle. The program officially ended August 24, 2009.

†Government	agency bonds are debt securities issued by a U.S. government-sponsored agency.

††Corporate	bonds are debt securities issued by a corporation for the purpose of raising money to expand its business.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Portfolio Summary	MARCH 31, 2010

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Income Fund	1.82%	6.59%	4.39%	4.97%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	1.86%	6.92%	5.16%	5.93%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2010 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.85%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*Not	annualized

TOP 10 HOLDINGS**

Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 3.75%	11/15/18	5.7%
U.S. Treasury Note, 4.25%	8/15/15	4.3%
U.S. Treasury Note, 1.625%	1/15/18	3.1%
Government National Mortgage Assoc., 4.50%, Series 2009-62, Class DT	8/16/35	1.6%
Federal Home Loan Mortgage Corp., 0.75%	2/24/12	1.6%
Federal Home Loan Mortgage Corp., 5.50%, Series R010, Class AB	12/15/19	1.5%

Holding	Maturity Date	% of Net Assets
Federal Home Loan Mortgage Corp., 4.75%	11/17/15	1.4%
Federal Home Loan Bank, 5.00%	9/14/12	1.3%
Government National Mortgage Assoc., 5.00%, Series 2009-38, Class A	9/16/31	1.3%
Citibank Credit Card Issuance Trust, 4.90%, Series 2009-A4, Class A4	6/23/16	1.3%

**	As of March 31, 2010, there were 171 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index considered representative of the performance of government and corporate bonds with maturities of less than 10 years. You cannot invest directly in this or any index.

WASATCH FUNDS — OPERATING EXPENSES

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended March 31, 2010.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended March 31. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses. The Wasatch-1st Source Long/Short and Wasatch-1st Source Income funds have no contractual limitation on expenses.

MARCH 31, 2010 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2009	End of Period March 31, 2010
Core Growth Fund
Actual	$1,000.00	$1,118.90	$7.24	1.37%
Hypothetical (5% before expenses)	$1,000.00	$1,018.10	$6.89	1.37%

Emerging Markets Small Cap Fund
Actual	$1,000.00	$1,254.50	$11.69	2.08%
Hypothetical (5% before expenses)	$1,000.00	$1,014.61	$10.45	2.08%

Global Opportunities Fund
Actual	$1,000.00	$1,131.30	$12.01	2.26%
Hypothetical (5% before expenses)	$1,000.00	$1,013.66	$11.35	2.26%

Global Science & Technology Fund
Actual	$1,000.00	$1,156.20	$10.54	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.16	$9.85	1.96%

Heritage Growth Fund
Actual	$1,000.00	$1,116.10	$5.06	0.96%
Hypothetical (5% before expenses)	$1,000.00	$1,020.14	$4.84	0.96%

Heritage Value Fund
Actual	$1,000.00	$1,126.50	$5.09	0.96%
Hypothetical (5% before expenses)	$1,000.00	$1,020.14	$4.84	0.96%

International Growth Fund
Actual	$1,000.00	$1,128.00	$9.92	1.87%
Hypothetical (5% before expenses)	$1,000.00	$1,015.61	$9.40	1.87%

International Opportunities Fund
Actual	$1,000.00	$1,168.40	$12.27	2.27%
Hypothetical (5% before expenses)	$1,000.00	$1,013.61	$11.40	2.27%

Micro Cap Fund
Actual	$1,000.00	$1,131.10	$11.64	2.19%
Hypothetical (5% before expenses)	$1,000.00	$1,028.10	$22.21	2.19%

Micro Cap Value Fund
Actual	$1,000.00	$1,123.10	$11.96	2.26%
Hypothetical (5% before expenses)	$1,000.00	$1,013.66	$11.35	2.26%

Small Growth Fund
Actual	$1,000.00	$1,128.00	$6.84	1.29%
Hypothetical (5% before expenses)	$1,000.00	$1,018.50	$6.49	1.29%

Small Cap Value Fund
Actual	$1,000.00	$1,116.40	$10.03	1.90%
Hypothetical (5% before expenses)	$1,000.00	$1,015.46	$9.55	1.90%

Strategic Income Fund
Actual	$1,000.00	$1,107.60	$5.36	1.02%
Hypothetical (5% before expenses)	$1,000.00	$1,019.85	$5.14	1.02%

Ultra Growth Fund
Actual	$1,000.00	$1,145.00	$9.09	1.70%
Hypothetical (5% before expenses)	$1,000.00	$1,016.45	$8.55	1.70%

Wasatch-1st Source Income Equity Fund
Actual	$1,000.00	$1,108.70	$5.84	1.11%
Hypothetical (5% before expenses)	$1,000.00	$1,019.40	$5.59	1.11%

Wasatch-1st Source Long/Short Fund
Actual	$1,000.00	$1,069.20	$8.92	1.73%
Hypothetical (5% before expenses)	$1,000.00	$1,016.31	$8.70	1.73%

U.S. Treasury Fund
Actual	$1,000.00	$906.80	$3.61	0.76%
Hypothetical (5% before expenses)	$1,000.00	$1,021.14	$3.83	0.76%

Wasatch-1st Source Income Fund
Actual	$1,000.00	$1,018.20	$3.77	0.75%
Hypothetical (5% before expenses)	$1,000.00	$1,021.19	$3.78	0.75%

*Expenses are equal to the Funds’ annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (182/365).

WASATCH CORE GROWTH FUND (WGROX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 92.4%

	Agricultural Products 2.3%
3,676,146	Chaoda Modern Agriculture Holdings Ltd. (China)	$3,915,654
4,183,990	China Green Holdings Ltd. (China)	5,275,692

		9,191,346

	Airlines 2.3%
164,349	Allegiant Travel Co.*	9,509,233

	Apparel, Accessories & Luxury Goods 1.5%
2,440,007	Ports Design Ltd. (China)	6,159,610

	Application Software 1.4%
299,300	Tyler Technologies, Inc.*	5,608,882

	Asset Management & Custody Banks 4.8%
56,774	Affiliated Managers Group, Inc.*	4,485,146
364,279	SEI Investments Co.	8,003,210
353,955	Solar Capital Ltd.** *** †	6,772,065

		19,260,421

	Automotive Retail 3.9%
154,141	Monro Muffler Brake, Inc.	5,512,082
244,674	O’Reilly Automotive, Inc.*	10,205,353

		15,717,435

	Construction & Engineering 1.1%
87,693	URS Corp.*	4,350,450

	Consumer Finance 3.8%
472,004	Dollar Financial Corp.*	11,356,416
187,235	First Cash Financial Services, Inc.*	4,038,659

		15,395,075

	Data Processing & Outsourced Services 4.1%
144,199	Alliance Data Systems Corp.*	9,227,294
306,865	Fidelity National Information Services, Inc.	7,192,916

		16,420,210

	Distributors 1.9%
373,595	LKQ Corp.*	7,583,978

	Diversified Banks 1.5%
235,526	Axis Bank Ltd. (India)	6,145,867

	Diversified Support Services 5.8%
554,517	Copart, Inc.*	19,740,805
158,871	LPS Brasil - Consultoria de Imoveis S.A.* (Brazil)	2,294,456
71,225	Ritchie Bros. Auctioneers, Inc. (Canada)	1,533,474

		23,568,735

	Environmental & Facilities Services 2.4%
285,940	Waste Connections, Inc.*	9,710,522

	Footwear 0.3%
13,098,480	China Hongxing Sports Ltd. (China)	1,358,083

	Health Care Distributors 2.2%
385,892	PSS World Medical, Inc.*	9,072,321

	Health Care Facilities 4.9%
700,782	Emeritus Corp.*	14,260,914
204,740	VCA Antech, Inc.*	5,738,862

		19,999,776

	Health Care Services 3.9%
270,044	MEDNAX, Inc.*	15,713,860

Shares		Value

	Homefurnishing Retail 4.1%
498,035	Aaron’s, Inc.	$16,604,487

	Industrial Machinery 2.2%
112,705	Graco, Inc.	3,606,560
163,700	IDEX Corp.	5,418,470

		9,025,030

	Insurance Brokers 1.6%
358,065	Brown & Brown, Inc.	6,416,525

	Internet Software & Services 0.9%
117,346	DealerTrack Holdings, Inc.*	2,004,270
179,210	ValueClick, Inc.*	1,817,189

		3,821,459

	IT Consulting & Other Services 1.3%
105,880	Cognizant Technology Solutions Corp., Class A*	5,397,762

	Leisure Facilities 3.2%
463,313	Life Time Fitness, Inc.*	13,019,095

	Leisure Products 1.4%
251,314	Pool Corp.	5,689,749

	Life Sciences Tools & Services 2.6%
451,515	Pharmaceutical Product Development, Inc.	10,723,481

	Mortgage REITs 1.3%
349,406	Redwood Trust, Inc.	5,387,841

	Oil & Gas Equipment & Services 2.7%
116,215	Dril-Quip, Inc.*	7,070,521
319,715	TETRA Technologies, Inc.*	3,906,917

		10,977,438

	Oil & Gas Exploration & Production 1.4%
273,370	Petrohawk Energy Corp.*	5,543,944

	Personal Products 2.5%
222,830	Herbalife Ltd.	10,276,920

	Research & Consulting Services 3.7%
262,493	CRA International, Inc.*	6,016,340
462,567	Resources Connection, Inc.*	8,867,409

		14,883,749

	Semiconductors 4.6%
133,940	Hittite Microwave Corp.*	5,889,342
387,065	Melexis N.V.* (Belgium)	4,033,526
378,644	Micrel, Inc.	4,036,345
101,203	Silicon Laboratories, Inc.*	4,824,347

		18,783,560

	Specialized Finance 3.8%
21,979	Crisil Ltd. (India)	2,546,470
253,215	MSCI, Inc., Class A*	9,141,061
64,585	Portfolio Recovery Associates, Inc.*	3,543,779

		15,231,310

	Specialty Stores 1.7%
271,425	Hibbett Sports, Inc.*	6,943,052

	Thrifts & Mortgage Finance 1.3%
90,280	Housing Development Finance Corp. Ltd. (India)	5,460,638

	Trading Companies & Distributors 2.5%
132,177	MSC Industrial Direct Co., Inc., Class A	6,704,017
283,633	Rush Enterprises, Inc., Class B*	3,488,686

		10,192,703

MARCH 31, 2010 (UNAUDITED)

Shares		Value

	Trucking 1.5%
179,335	Old Dominion Freight Line, Inc.*	$5,987,996

	Total Common Stocks (cost $303,156,098)	375,132,543

	PREFERRED STOCKS 1.3%

	Regional Banks 1.3%
938,675	Banco Daycoval S.A. Pfd. (Brazil)	5,338,236

	Total Preferred Stocks (cost $6,577,985)	5,338,236

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.3%

	Repurchase Agreement 6.3%
$25,319,000	Repurchase Agreement dated 3/31/10, 0.00% due 4/1/10 with Fixed Income Clearing Corporation collateralized by $25,665,000 of United States Treasury Notes 0.875% due 5/31/11; value: $25,825,406; repurchase proceeds: $25,319,000 (cost $25,319,000)	$25,319,000

	Total Short-Term Investments (cost $25,319,000)	25,319,000

	Total Investments (cost $335,053,083) 100.0%	405,789,779

	Other Assets less Liabilities <0.1%	188,493

	NET ASSETS 100.0%	$405,978,272

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 8).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2010, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.1
Brazil	2.0
Canada	0.4
China	4.4
India	3.7
United States	88.4

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 93.8%

	Aerospace & Defense 1.5%
33,250	Bharat Electronics Ltd. (India)	$1,629,357

	Agricultural Products 1.8%
725,819	Chaoda Modern Agriculture Holdings Ltd. (China)	773,108
4,043,960	PT Sampoerna Agro (Indonesia)	1,166,591

		1,939,699

	Air Freight & Logistics 1.4%
3,029,389	Aramex PJSC* (United Arab Emirates)	1,567,068

	Aluminum 0.9%
1,297,000	Midas Holdings Ltd. (Singapore)	955,245

	Apparel Retail 1.4%
382,600	Padini Holdings Berhad (Malaysia)	445,702
145,110	Truworths International Ltd. (South Africa)	1,042,015

		1,487,717

	Apparel, Accessories & Luxury Goods 4.0%
831,610	361 Degrees International Ltd. (China)	652,293
70,230	Cia. Hering (Brazil)	1,381,315
9,545	LG Fashion Corp. (Korea)	234,523
595,775	Ports Design Ltd. (China)	1,503,988
732,390	Xtep International Holdings Ltd. (China)	580,128

		4,352,247

	Application Software 0.9%
111,000	ICSA India Ltd. (India)	313,752
1,694,255	Kingdee International Software Group Co. Ltd. (China)	656,828

		970,580

	Asset Management & Custody Banks 1.4%
184,600	CETIP S.A. (Brazil)	1,474,103

	Brewers 1.9%
192,120	Guinness Anchor Berhad (Malaysia)	408,152
16,900	PT Multi Bintang Indonesia Tbk (Indonesia)	302,731
30,950	United Spirits Ltd. (India)	909,301
4,995	Zwack Unicum Nyrt. (Hungary)	439,166

		2,059,350

	Broadcasting 0.4%
575,000	BEC World Public Co. Ltd. (Thailand)	441,008

	Building Products 1.3%
682,415	Dynasty Ceramic Public Co. Ltd. (Thailand)	775,591
3,761,960	Home Product Center Public Co. Ltd. (Thailand)	668,974

		1,444,565

	Coal & Consumable Fuels 1.7%
275,780	PT Indo Tambangraya Megah (Indonesia)	1,153,187
341,400	PT Tambang Batubara Bukit Asam Tbk (Indonesia)	652,823

		1,806,010

	Commodity Chemicals 1.2%
45,965	Castrol India Ltd. (India)	706,445
63,523	Paints & Chemical Industries Co. S.A.E. (Egypt)	581,467

		1,287,912

	Communications Equipment 0.2%
231,960	D-Link Corp. (Taiwan)	239,571

Shares		Value

	Computer Hardware 0.9%
93,600	Positivo Informatica S.A. (Brazil)	$935,737

	Construction & Engineering 0.6%
82,913	Heerim Architects & Planners* (Korea)	688,102

	Construction Materials 7.5%
349,866	Adana Cimento Sanayii Turk Anonim Sirketi, Class A (Turkey)	1,256,024
218,700	Corp Moctezuma S.A.B de C.V. (Mexico)	592,659
2,830	HOLCIM Maroc S.A. (Morocco)	724,760
23,840	Misr Beni Suef Cement Co. (Egypt)	766,379
183,465	Pretoria Portland Cement Co. Ltd. (South Africa)	861,498
9,382,400	PT Holcim Indonesia Tbk* (Indonesia)	2,139,511
1,049,280	PT Semen Gresik (Persero) Tbk (Indonesia)	841,776
7,900	Shree Cement Ltd. (India)	416,864
23,400	Ultra Tech Cement Ltd. (India)	601,405

		8,200,876

	Consumer Finance 1.1%
202,605	Banco Compartamos S.A. de C.V. (Mexico)	1,142,501

	Department Stores 2.4%
49,395	Lojas Renner S.A. (Brazil)	1,132,518
10,964,886	PT Ramayana Lestari Sentosa Tbk (Indonesia)	1,060,399
1,082,500	Robinson Department Store Public Co. Ltd. (Thailand)	455,296

		2,648,213

	Distillers & Vintners 0.5%
61,805	Distell Group Ltd. (South Africa)	577,042

	Diversified Banks 4.9%
377,810	Allahabad Bank Ltd. (India)	1,206,770
311,380	Asya Katilim Bankasi AS* (Turkey)	832,753
40,145	Capitec Bank Holdings Ltd. (South Africa)	521,156
39,815	Commercial International Bank S.A.E GDR (Egypt)	465,835
176,275	National Societe Generale Bank (Egypt)	1,056,818
1,400,735	PT Bank Tabungan Pensiunan Nasional Tbk* (Indonesia)	1,216,090

		5,299,422

	Diversified Metals & Mining 1.7%
4,130	Assore Ltd. (South Africa)	436,632
3,459,405	Merafe Resources Ltd. (South Africa)	778,969
2,193,965	PT Timah Tbk (Indonesia)	572,632

		1,788,233

	Drug Retail 0.2%
27,000	Corporativo Fragua S.A.B., Class B (Mexico)	220,595

	Education Services 0.8%
551,746	Advtech Ltd. (South Africa)	458,320
2,525	MegaStudy Co. Ltd. (Korea)	416,203

		874,523

	Electrical Components & Equipment 2.0%
49,410	Voltamp Transformers Ltd. (India)	939,775
631,240	Zhuzhou CSR Times Electric Co. Ltd., Series H (China)	1,193,512

		2,133,287

	Electronic Equipment & Instruments 0.9%
450,075	Chroma ATE, Inc. (Taiwan)	977,869

MARCH 31, 2010 (UNAUDITED)

Shares		Value

	Environmental & Facilities Services 0.4%
10,375	Korea Plant Service & Engineering Co. Ltd.* (Korea)	$469,486

	Food Distributors 0.2%
3,595	Shinsegae Food Co. Ltd. (Korea)	254,187

	Food Retail 3.6%
17,125	BIM Birlesik Magazalar AS (Turkey)	891,163
1,450,930	CP ALL PCL (Thailand)	1,233,974
126,425	Eurocash S.A. (Poland)	842,361
30,515	Magnit OJSC GDR (Russia)	565,138
37,135	Shoprite Holdings Ltd. (South Africa)	370,675

		3,903,311

	Footwear 3.6%
161,310	Bata India Ltd.* (India)	819,216
448,165	Daphne International Holdings Ltd. (China)	436,381
73,800	Grendene S.A. (Brazil)	377,398
73,075	NG2 S.A. (Poland)	1,422,241
1,042,450	Peak Sport Products Ltd.* (China)	825,727

		3,880,963

	Gas Utilities 0.7%
153,980	Indraprastha Gas Ltd.* (India)	745,977

	Gold 0.4%
55,585	Kingsgate Consolidated Ltd. (Australia)	434,051

	Health Care Facilities 1.0%
1,260,775	KPJ Healthcare Berhad (Malaysia)	1,128,591

	Health Care Services 0.4%
44,000	Fleury S.A.* (Brazil)	469,795

	Health Care Supplies 0.6%
154,960	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	646,652

	Heavy Electrical Equipment 0.3%
156,830	China High Speed Transmission Equipment Group Co. Ltd. (China)	346,619

	Highways & Railtracks 0.9%
4,850,545	PT Jasa Marga (Indonesia)	954,171

	Home Entertainment Software 0.5%
4,545	NCsoft Corp. (Korea)	576,435

	Home Improvement Retail 1.6%
3,893,750	Ace Hardware Indonesia (Indonesia)	701,769
102,295	Cashbuild Ltd. (South Africa)	1,046,230

		1,747,999

	Hotels, Resorts & Cruise Lines 1.3%
129,533	City Lodge Hotels Ltd. (South Africa)	1,387,234

	Hypermarkets & Super Centers 0.5%
176,900	Siam Makro Public Co. Ltd. (Thailand)	530,673

	Industrial Gases 0.5%
198,205	African Oxygen Ltd. (South Africa)	588,635

	Industrial Machinery 4.1%
162,857	AIA Engineering Ltd. (India)	1,461,886
1,730,870	China Automation Group Ltd. (China)	1,335,357
55,910	Cummins India Ltd. (India)	635,751
87,575	King Slide Works Co. Ltd. (Taiwan)	525,318
32,515	Thermax India Ltd. (India)	493,935

		4,452,247

	Internet Software & Services 0.7%
12,900	Daum Communications Corp.* (Korea)	768,448

Shares		Value

	Investment Banking & Brokerage 0.5%
43,610	Egyptian Financial Group-Hermes Holding GDR (Egypt)	$502,387

	Life & Health Insurance 0.5%
63,800	Amil Participacoes S.A. (Brazil)	496,561

	Managed Health Care 0.7%
22,435	OdontoPrev S.A. (Brazil)	778,512

	Marine Ports & Services 1.5%
962,714	International Container Terminal Services, Inc. (Philippines)	495,311
118,590	Santos Brasil Participacoes S.A.** (Brazil)	1,166,240

		1,661,551

	Oil & Gas Equipment & Services 0.5%
252,075	Renaissance Services S.A.O.G. (Oman)	514,626

	Oil & Gas Exploration & Production 2.6%
417,550	Afren plc* (United Kingdom)	648,696
48,055	Gran Tierra Energy, Inc.*	283,525
94,285	JKX Oil and Gas plc (United Kingdom)	403,784
76,510	Pan Orient Energy Corp.* (Canada)	474,749
56,730	Selan Exploration Technology Ltd. (India)	540,827
1,145	Total Gabon (Gabon)	461,157

		2,812,738

	Oil & Gas Storage & Transportation 0.5%
76,655	Great Eastern Shipping Co. Ltd. (The)* (India)	500,447

	Other Diversified Financial Services 0.6%
29,640	Intergroup Financial Services Corp. (Peru)	658,304

	Packaged Foods & Meats 2.4%
1,857,000	Agthia Group PJSC* (United Arab Emirates)	960,605
243,525	Hsu Fu Chi International Ltd. (China)	365,679
35,400	Nestle Malaysia Berhad (Malaysia)	370,495
2,054,890	PT Mayora Indah Tbk (Indonesia)	903,298

		2,600,077

	Personal Products 2.5%
115,735	Colgate-Palmolive India Ltd. (India)	1,752,975
18,079	Colgate-Palmolive Pakistan Ltd. (Pakistan)	92,076
200,980	Dabur India Ltd. (India)	711,119
211,565	PT Mandom Indonesia Tbk (Indonesia)	183,676

		2,739,846

	Pharmaceuticals 2.9%
5,659	Daewoong Pharmaceutical Co. Ltd. (Korea)	250,077
84,200	Egyptian International Pharmaceutical Industries Co. (Egypt)	565,819
197,800	Genomma Lab Internacional S.A., Class B* (Mexico)	687,228
28,035	Merck Ltd. (India)	390,286
50,660	Pharmstandard GDR* (Russia)	1,261,434

		3,154,844

	Precious Metals & Minerals 0.8%
123,900	Northam Platinum Ltd. (South Africa)	816,559

	Railroads 0.5%
20,005	Container Corp. of India (India)	580,165

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments (continued)

Shares		Value

	Restaurants 1.5%
281,570	Ajisen China Holdings Ltd. (China)	$276,705
670,755	Alsea de Mexico S.A.B. de C.V. (Mexico)	729,789
231,600	FU JI Food & Catering Services Holdings Ltd.* *** (China)	298
275,885	KFC Holdings Malaysia Berhad (Malaysia)	672,375

		1,679,167

	Semiconductors 0.9%
57,335	RichTek Technology Corp. (Taiwan)	613,826
166,000	Sporton International, Inc. (Taiwan)	341,848

		955,674

	Soft Drinks 1.1%
142,755	Coca-Cola Icecek AS (Turkey)	1,213,056

	Specialized Finance 3.0%
944,990	Bolsa Mexicana de Valores S.A.* (Mexico)	1,498,285
5,281	Crisil Ltd. (India)	611,853
129,860	JSE Ltd. (South Africa)	1,155,381

		3,265,519

	Specialty Chemicals 0.6%
8,320	Asian Paints Ltd. (India)	378,982
108,390	China Steel Chemical Corp. (Taiwan)	305,463

		684,445

	Specialty Stores 0.8%
45,205	Dufry South America Ltd. (Brazil)	874,886

	Steel 0.2%
118,000	Ratnamani Metals & Tubes Ltd. (India)	264,281

	Thrifts & Mortgage Finance 2.5%
253,865	Dewan Housing Finance Corp. Ltd. (India)	1,175,034
78,140	LIC Housing Finance Ltd. (India)	1,521,985

		2,697,019

	Tobacco 1.5%
22,410	Eastern Tobacco (Egypt)	508,763
2,220	Philip Morris CR a.s. (Czech Republic)	1,171,067

		1,679,830

	Water Utilities 0.4%
1,337,000	Manila Water Co., Inc. (Philippines)	465,983

	Total Common Stocks (cost $81,709,221)	102,022,783

	PREFERRED STOCKS 1.8%

	Diversified Banks 0.7%
105,900	Banco Industrial e Comercial S.A. (Bic Banco) Pfd. (Brazil)	800,424

	Office Services & Supplies 0.4%
34,900	Contax Participacoes S.A. Pfd (Brazil)	482,461

	Regional Banks 0.7%
125,145	Banco Daycoval S.A. Pfd. (Brazil)	711,699

	Total Preferred Stocks (cost $1,896,998)	1,994,584

	LIMITED PARTNERSHIP INTEREST 0.5%

	Oil & Gas Exploration & Production 0.5%
66,220	Zhaikmunai L.P. GDR* (Kazakhstan)	579,425

	Total Limited Partnership Interest (cost $435,592)	579,425

Shares		Value

	WARRANTS 0.1%

	Health Care Facilities 0.1%
315,193	KPJ Healthcare Berhad, expiring 1/15/10* (Malaysia)	$147,837

	Total Warrants (cost $85,228)	147,837

Principal Amount		Value
	SHORT-TERM INVESTMENTS 5.3%

	Repurchase Agreement 5.3%
$5,721,000	Repurchase Agreement dated 3/31/10, 0.00% due 4/1/10 with Fixed Income Clearing Corporation collateralized by $5,800,000 of United States Treasury Notes 0.875% due 5/31/11; value: $5,836,250; repurchase proceeds: $5,721,000 (cost $5,721,000)	$5,721,000

	Total Short-Term Investments (cost $5,721,000)	5,721,000

	Total Investments (cost $89,848,039) 101.5%	110,465,629

	Liabilities less Other Assets (1.5)%	(1,698,622)

	NET ASSETS 100.0%	$108,767,007

	*Non-income producing. **Common units. ***Security was fair valued under procedures adopted by the Board of Trustees (see Note 2). GDR Global Depositary Receipt. See Notes to Financial Statements.

MARCH 31, 2010 (UNAUDITED)

At March 31, 2010, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.4
Brazil	10.6
Canada	0.5
China	9.2
Czech Republic	1.1
Egypt	4.2
Gabon	0.4
Hungary	0.4
India	18.4
Indonesia	11.3
Kazakhstan	0.6
Korea	3.5
Malaysia	3.0
Mexico	4.7
Morocco	0.7
Oman	0.5
Pakistan	0.1
Peru	0.6
Philippines	0.9
Poland	2.2
Russia	1.7
Singapore	0.9
South Africa	9.6
Taiwan	2.9
Thailand	3.9
Turkey	4.0
United Arab Emirates	2.4
United Kingdom	1.0
United States	0.3

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 93.8%

	Advertising 0.3%
10,900	1000mercis* (France)	$472,049

	Aerospace & Defense 0.3%
9,500	Bharat Electronics Ltd. (India)	465,531

	Agricultural Products 0.4%
583,920	Chaoda Modern Agriculture Holdings Ltd. (China)	621,964
117,000	China Green Holdings Ltd. (China)	147,528

		769,492

	Air Freight & Logistics 0.8%
2,304,400	Aramex PJSC* (United Arab Emirates)	1,192,039
3,200	Forward Air Corp.	84,160
83,000	Goodpack Ltd. (Singapore)	103,861

		1,380,060

	Airlines 0.2%
5,200	Allegiant Travel Co.*	300,872

	Aluminum 0.4%
350,000	China Zhongwang Holdings Ltd.* (China)	306,537
404,000	Midas Holdings Ltd. (Singapore)	297,547

		604,084

	Apparel Retail 1.3%
1,220	Camaieu (France)	257,768
42,767	Esprit Holdings Ltd. (Hong Kong)	337,657
9,500	JOS. A. Bank Clothiers, Inc.*	519,175
19,800	Ross Stores, Inc.	1,058,706

		2,173,306

	Apparel, Accessories & Luxury Goods 5.8%
491,000	Anta Sports Products Ltd. (China)	809,464
4,950	Bijou Brigitte AG (Germany)	902,701
34,121	Billabong International Ltd. (Australia)	353,797
1,040,000	China Dongxiang Group Co. (China)	746,096
6,700	Fossil, Inc.*	252,858
20,700	Gerry Weber International AG (Germany)	719,969
41,600	Gildan Activewear, Inc.* (Canada)	1,093,664
53,000	Li Ning Co. Ltd. (China)	192,159
375,000	Lilang China Co. Ltd.* (Hong Kong)	363,691
18,953	Odd Molly International AB (Sweden)	366,007
546,500	Ports Design Ltd. (China)	1,379,597
288,400	Ted Baker plc (United Kingdom)	2,268,728
10,000	Volcom, Inc.*	195,200
470,000	Xtep International Holdings Ltd. (China)	372,288

		10,016,219

	Application Software 2.1%
4,500	Aveva Group plc (United Kingdom)	80,982
10,900	Ebix, Inc.*	174,073
4,200	FactSet Research Systems, Inc.	308,154
1,556,000	Kingdee International Software Group Co. Ltd. (China)	603,229
13,004	Longtop Financial Technologies Ltd. ADR* (China)	418,859
3,900	SimCorp A/S (Denmark)	721,762
48,700	Sonic Solutions*	456,319
13,635	Tyler Technologies, Inc.*	255,520
15,500	Ultimate Software Group, Inc.*	510,725

		3,529,623

Shares		Value

	Asset Management & Custody Banks 2.3%
6,500	Bank of New York Mellon Corp.	$200,720
51,900	CETIP S.A. (Brazil)	414,442
5,900	Diamond Hill Investment Group, Inc.	404,740
9,800	Eaton Vance Corp.	328,692
67,700	SEI Investments Co.	1,487,369
5,992	T. Rowe Price Group, Inc.	329,140
58,036	Treasury Group Ltd. (Australia)	313,133
5,145	Waddell & Reed Financial, Inc., Class A	185,426
5,900	Westwood Holdings Group, Inc.	217,120

		3,880,782

	Auto Parts & Equipment 0.2%
1,235,000	Norstar Founders Group Ltd.* *** (Hong Kong)	29,029
31,100	Wonder Auto Technology, Inc.*	329,038

		358,067

	Automotive Retail 0.6%
64,000	Halfords Group plc (United Kingdom)	459,240
13,100	O’Reilly Automotive, Inc.*	546,401

		1,005,641

	Biotechnology 2.0%
77,625	Abcam plc (United Kingdom)	1,484,174
17,500	China Nuokang Bio-Pharmaceutical, Inc. ADR* (China)	108,500
38,500	Myriad Genetics, Inc.*	925,925
45,115	Orexigen Therapeutics, Inc.*	265,727
1,720,471	Sino Biopharmaceutical Ltd. (China)	682,502

		3,466,828

	Commodity Chemicals 0.2%
27,500	Tokai Carbon Korea Co. Ltd. (Korea)	262,495

	Communications Equipment 0.2%
3,240	Calix, Inc.*	43,578
12,250	Riverbed Technology, Inc.*	347,900

		391,478

	Computer Hardware 0.5%
123,000	Advantech Co., Ltd. (Taiwan)	262,592
4,600	International Business Machines Corp.	589,950

		852,542

	Computer Storage & Peripherals 0.8%
62,000	Intevac, Inc.*	856,840
10,700	QLogic Corp.*	217,210
205	Wacom Co. Ltd. (Japan)	312,801

		1,386,851

	Construction & Engineering 0.8%
23,500	Aecon Group, Inc. (Canada)	314,090
43,200	Heerim Architects & Planners (Korea)	358,521
52,000	Lycopodium Ltd. (Australia)	186,089
4,200	Outotec Oyj (Finland)	151,480
195,000	Rotary Engineering Ltd. (Singapore)	147,801
27,500	SWECO AB, Class B (Sweden)	230,190

		1,388,171

	Construction & Farm Machinery & Heavy Trucks 0.4%
4,400	Faiveley Transport (France)	359,726
28,500	Takeuchi Manufacturing Co. Ltd.* (Japan)	398,554

		758,280

MARCH 31, 2010 (UNAUDITED)

Shares		Value

	Construction Materials 0.5%
95,500	Corp Moctezuma S.A.B de C.V. (Mexico)	$258,797
52,000	Pretoria Portland Cement Co.
	Ltd. (South Africa)	244,177
410,000	PT Semen Gresik (Persero) Tbk (Indonesia)	328,919

		831,893

	Consumer Finance 1.1%
76,000	Banco Compartamos S.A. de C.V. (Mexico)	428,568
24,616	Dollar Financial Corp.*	592,261
36,000	First Cash Financial Services, Inc.*	776,520
4,700	World Acceptance Corp.*	169,576

		1,966,925

	Data Processing & Outsourced Services 3.0%
59,200	Cielo S.A. (Brazil)	557,235
27,200	DIBS Payment Services AB (Sweden)	255,076
13,000	Fidelity National Information Services, Inc.	304,720
5,300	NeuStar, Inc., Class A*	133,560
56,300	Redecard S.A. (Brazil)	1,040,893
550	SBI VeriTrans Co. Ltd. (Japan)	293,286
4,850	Syntel, Inc.	186,580
245,450	Wirecard AG (Germany)	2,325,259

		5,096,609

	Department Stores 0.3%
1,711,100	PCD Stores Ltd.* (China)	566,389

	Distributors 0.2%
20,900	LKQ Corp.*	424,270

	Diversified Banks 1.1%
156,039	Allahabad Bank Ltd. (India)	498,407
22,100	Axis Bank Ltd. (India)	576,682
15,000	Bank of Baroda (India)	214,417
1,030	HDFC Bank Ltd. ADR (India)	143,572
81,800	Union Bank of India Ltd. (India)	533,855

		1,966,933

	Diversified Support Services 1.2%
18,000	Copart, Inc.*	640,800
240	Prestige International, Inc. (Japan)	375,201
7,500	Ritchie Bros. Auctioneers, Inc. (Canada)	161,475
41,040	STR Holdings, Inc.*	964,440

		2,141,916

	Drug Retail 0.7%
68,635	Create SD Holdings Co. Ltd. (Japan)	1,287,595

	Education Services 0.9%
8,000	Apollo Group, Inc., Class A*	490,320
6,275	Capella Education Co.*	582,571
3,250	MegaStudy Co. Ltd. (Korea)	535,706

		1,608,597

	Electrical Components & Equipment 0.6%
6,400	Emerson Electric Co.	322,176
12,200	Harbin Electric, Inc.*	263,398
11,000	Voltamp Transformers Ltd. (India)	209,219
157,000	Zhuzhou CSR Times Electric Co. Ltd., Series H (China)	296,847

		1,091,640

	Electronic Components 0.3%
13,284	Amphenol Corp., Class A	560,452

Shares		Value

	Electronic Equipment & Instruments 0.8%
23,675	CNB Technology, Inc. (Korea)	$125,547
600	KEYENCE Corp. (Japan)	143,527
10,200	National Instruments Corp.	340,170
28,400	Rotork plc (United Kingdom)	605,109
16,675	Viscom AG* (Germany)	88,689

		1,303,042

	Electronic Manufacturing Services 1.0%
11,000	IPG Photonics Corp.*	162,800
173,000	Ju Teng International Holdings Ltd. (China)	167,114
94,200	TTM Technologies, Inc.*	836,496
77,700	Venture Corp. Ltd. (Singapore)	484,479

		1,650,889

	Environmental & Facilities Services 0.5%
10,300	Daiseki Co. Ltd. (Japan)	214,735
52,429	RPS Group plc (United Kingdom)	162,587
20,000	Tetra Tech, Inc.*	460,800

		838,122

	Food Distributors 0.2%
5,200	Shinsegae Food Co. Ltd. (Korea)	367,670

	Food Retail 1.1%
948,000	BreadTalk Group Ltd. (Singapore)	467,730
189,600	BreadTalk Group Ltd., Class A (Singapore)	93,546
20,200	Daikokutenbussan Co. Ltd. (Japan)	604,983
50,595	QKL Stores, Inc.*	326,338
32,700	Shoprite Holdings Ltd. (South Africa)	326,405

		1,819,002

	General Merchandise Stores 1.5%
42,600	Dollar Tree, Inc.*	2,522,772

	Gold 0.2%
15,000	Petropavlovsk plc (United Kingdom)	271,079

	Health Care Distributors 0.2%
9,600	MWI Veterinary Supply, Inc.*	387,840

	Health Care Equipment 5.2%
24,000	Abaxis, Inc.*	652,560
55,000	AtriCure, Inc.*	323,950
40,250	Audika S.A. (France)	1,435,346
211,800	Cardica, Inc.*	406,656
80,000	Cardica, Inc. PIPE* †	153,600
62,100	Cyberonics, Inc.*	1,189,836
20,000	DexCom, Inc.*	194,600
28,400	DiaSorin S.p.A. (Italy)	1,071,188
5,300	Edwards Lifesciences Corp.*	524,064
3,400	IDEXX Laboratories, Inc.*	195,670
6,465,900	LMA International N.V.* (Singapore)	1,086,512
1,650	Nakanishi, Inc. (Japan)	172,261
3,800	NuVasive, Inc.*	171,760
23,700	Somanetics Corp.*	453,618
5,500	St. Jude Medical, Inc.*	225,775
14,100	STRATEC Biomedical Systems AG (Germany)	501,004
13,000	Synovis Life Technologies, Inc.*	201,890

		8,960,290

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments (continued)

Shares		Value

	Health Care Facilities 1.8%
58,261	AmSurg Corp.*	$1,257,855
97,000	CVS Group plc* (United Kingdom)	297,196
72,750	NovaMed, Inc.*	247,350
479,000	Raffles Medical Group Ltd. (Singapore)	548,016
10,000	U.S. Physical Therapy, Inc.*	174,000
18,000	VCA Antech, Inc.*	504,540

		3,028,957

	Health Care Services 1.6%
11,500	Bio-Reference Laboratories, Inc.*	505,655
68,000	Clarient, Inc.*	178,160
9,112	CorVel Corp.*	325,754
15,000	Fleury S.A.* (Brazil)	160,157
11,800	Genoptix, Inc.*	418,782
19,142	Healthways, Inc.*	307,612
12,700	LHC Group, Inc.*	425,831
7,400	MEDNAX, Inc.*	430,606

		2,752,557

	Health Care Supplies 0.4%
5,300	ICU Medical, Inc.*	182,585
111,500	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	465,292

		647,877

	Health Care Technology 0.2%
32,917	RaySearch Laboratories AB* (Sweden)	203,963
6,535	Vital Images, Inc.*	105,671

		309,634

	Home Entertainment Software 0.3%
176	GameOn Co. Ltd. (Japan)	171,496
5,000	Perfect World Co. Ltd. ADR* (China)	187,250
12,840	Shanda Games Ltd. ADR* (China)	92,448
2,800	Shanda Interactive Entertainment Ltd. ADR* (China)	122,052

		573,246

	Home Improvement Retail 1.3%
2,850,000	Ace Hardware Indonesia (Indonesia)	513,654
22,000	Cashbuild Ltd. (South Africa)	225,007
27,500	Clas Ohlson AB (Sweden)	502,407
16,800	Lumber Liquidators Holdings, Inc.*	448,056
73,100	Swedol AB, Class B (Sweden)	487,479

		2,176,603

	Homefurnishing Retail 0.4%
20,200	Aaron’s, Inc.	673,468

	Hotels, Resorts & Cruise Lines 0.1%
17,000	City Lodge Hotels Ltd. (South Africa)	182,062

	Household Appliances 0.3%
2,800	Rational AG (Germany)	491,862

	Household Products 0.1%
27,000	Kimberly-Clark de Mexico S.A.B. de C.V. (Mexico)	152,670

	Human Resource & Employment Services 1.7%
380	Benefit One, Inc. (Japan)	291,337
172,800	Michael Page International plc (United Kingdom)	1,049,690
39,800	Robert Half International, Inc.	1,211,114
55,700	Sthree plc (United Kingdom)	287,602

		2,839,743

Shares		Value

	Industrial Machinery 2.9%
101,000	AIA Engineering Ltd. (India)	$906,627
3,700	Burckhardt Compression Holding AG (Switzerland)	731,907
671,000	China Automation Group Ltd. (China)	517,673
36,700	China Valves Technology, Inc.*	477,467
4,500	Danaher Corp.	359,595
6,700	Graco, Inc.	214,400
42,000	Hy-Lok Corp. (Korea)	501,127
6,400	Illinois Tool Works, Inc.	303,104
7,500	Konecranes Oyj (Finland)	221,983
22,000	Thermax India Ltd. (India)	334,202
41,100	Weg S.A. (Brazil)	438,831

		5,006,916

	Insurance Brokers 0.6%
28,900	Brown & Brown, Inc.	517,888
37,700	eHealth, Inc.*	593,775

		1,111,663

	Internet Retail 0.9%
154,655	ASOS plc* (United Kingdom)	1,215,435
215	START TODAY Co. Ltd. (Japan)	391,370

		1,606,805

	Internet Software & Services 1.4%
15,000	Akamai Technologies, Inc.*	471,150
14,100	Daum Communications Corp.* (Korea)	839,931
135	Macromill, Inc. (Japan)	195,438
4,800	NetEase.com, Inc. ADR* (China)	170,256
33,600	Neurones (France)	324,674
6,115	VistaPrint N.V.*	350,084

		2,351,533

	Investment Banking & Brokerage 0.4%
8,500	Charles Schwab Corp. (The)	158,865
180	GCA Savvian Group Corp.* (Japan)	171,346
20,400	optionsXpress Holdings, Inc.*	332,316

		662,527

	IT Consulting & Other Services 1.7%
19,375	Alten Ltd.* (France)	547,104
9,600	Cognizant Technology Solutions Corp., Class A*	489,408
20,000	Connecta AB (Sweden)	236,182
880,000	CSE Global Ltd. (Singapore)	622,953
320	Future Architect, Inc. (Japan)	121,983
78,200	HiQ International AB* (Sweden)	400,895
8,200	Infosys Technologies Ltd. ADR (India)	482,570

		2,901,095

	Leisure Products 0.1%
10,200	Pool Corp.	230,928

	Life Sciences Tools & Services 3.9%
1,870	CMIC Co. Ltd. (Japan)	434,912
12,900	Covance, Inc.*	791,931
1,070	EPS Co. Ltd. (Japan)	2,599,668
31,600	ICON plc ADR* (Ireland)	834,240
60,200	LINICAL Co. Ltd. (Japan)	422,218
49,700	Pharmaceutical Product Development, Inc.	1,180,375
3,200	Techne Corp.	203,808
4,000	Waters Corp.*	270,160

		6,737,312

	Managed Health Care 0.5%
10,300	AMERIGROUP Corp.*	342,372
13,300	OdontoPrev S.A. (Brazil)	461,520

		803,892

MARCH 31, 2010 (UNAUDITED)

Shares		Value

	Mortgage REITs 0.3%
9,500	Annaly Capital Management, Inc.	$163,210
20,000	Anworth Mortgage Asset Corp.	134,800
18,300	MFA Financial, Inc.	134,688
10,000	Redwood Trust, Inc.	154,200

		586,898

	Multi-Line Insurance 0.3%
18,600	HCC Insurance Holdings, Inc.	513,360

	Oil & Gas Drilling 0.4%
27,000	Cathedral Energy Services Ltd. (Canada)	142,273
18,000	Ensign Energy Services, Inc. (Canada)	260,613
36,900	Phoenix Technology Income Fund** (Canada)	344,904

		747,790

	Oil & Gas Equipment & Services 1.2%
311,000	Anhui Tianda Oil Pipe Co. Ltd., Class H (China)	149,809
1,200	Core Laboratories N.V.	156,960
15,800	Gulf Island Fabrication, Inc.	343,650
47,800	Lamprell plc (United Arab Emirates)	175,671
26,900	Pason Systems, Inc. (Canada)	302,834
16,000	Petrofac Ltd. (United Kingdom)	292,066
6,100	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	322,045
14,100	TGS-NOPEC Geophysical Co. ASA* (Norway)	299,636

		2,042,671

	Oil & Gas Exploration & Production 1.4%
201,000	Afren plc* (United Kingdom)	312,269
48,000	Dragon Oil plc* (Ireland)	352,813
41,600	Gran Tierra Energy, Inc.*	245,440
27,500	JKX Oil and Gas plc (United Kingdom)	117,771
75,000	Pan Orient Energy Corp.* (Canada)	465,380
26,175	Premier Oil plc* (United Kingdom)	490,920
37,000	Selan Exploration Technology Ltd. (India)	352,734
326	Total Gabon (Gabon)	131,299

		2,468,626

	Other Diversified Financial Services 0.1%
104,000	Count Financial Ltd. (Australia)	129,785

	Packaged Foods & Meats 0.3%
5,500	Glaxo SmithKline Consumer Healthcare Ltd. (India)	183,762
21,500	Zhongpin, Inc.*	273,050

		456,812

	Personal Products 0.5%
21,000	Atrium Innovations, Inc.* (Canada)	344,795
706,000	Beauty China Holdings Ltd.* *** (Singapore)	5,048
11,105	Natura Cosmeticos S.A. (Brazil)	225,283
5,000	Procter & Gamble Hygiene and Healthcare Ltd. (India)	222,296

		797,422

Shares		Value

	Pharmaceuticals 1.6%
173,000	China Shineway Pharmaceutical Group Ltd. (China)	$479,061
20,497	Daewoong Pharmaceutical Co. Ltd. (Korea)	905,785
80,400	Dechra Pharmaceuticals plc (United Kingdom)	506,712
41,000	Egyptian International Pharmaceutical Industries Co. (Egypt)	275,518
14,000	Medy-Tox, Inc.* (Korea)	325,423
26,100	Whanin Pharmaceutical Co. Ltd. (Korea)	336,789

		2,829,288

	Property & Casualty Insurance 0.3%
293,725	Beazley plc (United Kingdom)	483,535

	Publishing 0.1%
3,300	Morningstar, Inc.*	158,697

	Regional Banks 1.1%
35,800	Boston Private Financial Holdings, Inc.	263,846
8,500	Canadian Western Bank (Canada)	202,600
6,000	City National Corp.	323,820
70,590	First California Financial Group, Inc.*	186,358
20,100	First of Long Island Corp. (The)	484,410
180	Seven Bank Ltd. (Japan)	362,351

		1,823,385

	Research & Consulting Services 3.1%
14,375	Bureau Veritas S.A. (France)	764,558
5,318	Campbell Brothers Ltd. (Australia)	144,198
42,500	CRA International, Inc.*	974,100
5,000	Exponent, Inc.*	142,600
17,000	Intertek Group plc (United Kingdom)	376,412
150	Nihon M&A Center, Inc. (Japan)	514,777
69,635	Resources Connection, Inc.*	1,334,903
130	SGS S.A. (Switzerland)	179,762
32,000	Stantec, Inc.* (Canada)	832,385
5,030	Verisk Analytics, Inc., Class A*	141,846

		5,405,541

	Restaurants 1.0%
452,000	Ajisen China Holdings Ltd. (China)	444,190
26,800	Tim Hortons, Inc.	873,412
185	Toridoll.corporation (Japan)	334,383

		1,651,985

	Semiconductor Equipment 1.3%
25,600	Cabot Microelectronics Corp.*	968,448
3,600	Disco Corp. (Japan)	221,651
20,000	Eugene Technology Co. Ltd. (Korea)	201,512
32,000	Hanmi Semiconductor Co. Ltd. (Korea)	205,612
5,700	KLA-Tencor Corp.	176,244
33,100	Koh Young Technology, Inc.* (Korea)	372,995
5,200	Tessera Technologies, Inc.*	105,456

		2,251,918

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments (continued)

Shares		Value

	Semiconductors 7.8%
44,300	Advanced Analogic Technologies, Inc.*	$154,607
16,000	Altera Corp.	388,960
14,000	CSR plc* (United Kingdom)	97,376
30,500	ELMOS Semiconductor AG* (Germany)	285,267
18,950	Hittite Microwave Corp.*	833,231
18,000	Linear Technology Corp.	509,040
11,700	Maxim Integrated Products, Inc.	226,863
10,000	MaxLinear, Inc., Class A*	177,500
175,500	Melexis N.V.* (Belgium)	1,828,850
168,500	Micrel, Inc.	1,796,210
34,700	Microchip Technology, Inc.	977,152
131,500	Microtune, Inc.*	358,995
372,599	O2Micro International Ltd. ADR* (China)	2,552,303
123,500	PLX Technology, Inc.*	650,845
10,300	Power Integrations, Inc.	424,360
16,000	RichTek Technology Corp. (Taiwan)	171,295
9,000	Semtech Corp.*	156,870
1,800	Silicon Laboratories, Inc.*	85,806
175,000	Sporton International, Inc. (Taiwan)	360,382
16,200	Standard Microsystems Corp.*	377,136
9,300	Supertex, Inc.*	237,987
33,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	346,170
14,400	Volterra Semiconductor Corp.*	361,440

		13,358,645

	Soft Drinks 0.1%
21,700	Coca-Cola Icecek AS (Turkey)	184,395

	Specialized Consumer Services 0.2%
55	Best Bridal, Inc. (Japan)	144,346
230	NOVARESE, Inc. (Japan)	169,933

		314,279

	Specialized Finance 1.8%
187,000	Bolsa Mexicana de Valores S.A.* (Mexico)	296,489
1,800	Crisil Ltd. (India)	208,547
9,600	IMAREX ASA* (Norway)	82,104
1,600	IntercontinentalExchange, Inc.*	179,488
19,600	MSCI, Inc., Class A*	707,560
16,500	NASDAQ OMX Group, Inc. (The)*	348,480
5,400	NYSE Euronext	159,894
45	Osaka Securities Exchange Co. Ltd. (Japan)	235,625
13,043	Oslo Bors VPS Holding ASA (Norway)	142,873
9,800	Portfolio Recovery Associates, Inc.*	537,726
6,000	TMX Group, Inc. (Canada)	176,815

		3,075,601

	Specialty Chemicals 1.1%
20,870	C. Uyemura & Co. Ltd. (Japan)	846,957
1,299,000	EcoGreen Fine Chemical Group Ltd. (Hong Kong)	332,942
80	Japan Pure Chemical Co. Ltd. (Japan)	260,413
42,600	MEC Co. Ltd. (Japan)	237,199
15,700	TechnoSemiChem Co. Ltd. (Korea)	278,907

		1,956,418

	Specialty Stores 1.4%
83,800	Big 5 Sporting Goods Corp.	1,275,436
48,200	easyhome Ltd. (Canada)	348,931
27,618	Hibbett Sports, Inc.*	706,469

		2,330,836

	Steel 0.1%
32,500	Ferrexpo plc (United Kingdom)	185,332

Shares		Value

	Systems Software 1.8%
46,700	Integrated Device Technology, Inc.*	$286,271
89,700	OPNET Technologies, Inc.	1,445,964
2,210	Simplex Technology, Inc. (Japan)	1,145,348
4,315	Trend Micro, Inc. (Japan)	150,625

		3,028,208

	Textiles 0.2%
295,000	S. Kumars Nationwide Ltd.* (India)	391,953

	Thrifts & Mortgage Finance 1.0%
18,475	Home Capital Group, Inc. (Canada)	786,639
4,600	Housing Development Finance Corp. Ltd. (India)	278,233
20,700	LIC Housing Finance Ltd. (India)	403,188
8,300	Washington Federal, Inc.	168,656

		1,636,716

	Trading Companies & Distributors 3.7%
9,600	Fastenal Co.	460,704
50,380	Houston Wire & Cable Co.	583,401
54,279	Indutrade AB (Sweden)	1,244,265
21,500	MISUMI Group, Inc. (Japan)	441,557
18,500	MSC Industrial Direct Co., Inc., Class A	938,320
70,300	Richelieu Hardware Ltd. (Canada)	1,595,304
4,780	Thermador Groupe (France)	747,171
2,700	W.W. Grainger, Inc.	291,924

		6,302,646

	Trucking 0.7%
33,000	Knight Transportation, Inc.	695,970
1,300	Landstar System, Inc.	54,574
10,500	Old Dominion Freight Line, Inc.*	350,595
9,600	Universal Truckload Services, Inc.*	168,768

		1,269,907

	Wireless Telecommunication Services 0.1%
4,300	NII Holdings, Inc.*	179,138

	Total Common Stocks (cost $120,523,650)	160,929,433

	PREFERRED STOCKS 0.3%

	Regional Banks 0.3%
88,000	Banco Daycoval S.A. Pfd. (Brazil)	500,455

	Total Preferred Stocks (cost $234,775)	500,455

	LIMITED PARTNERSHIP INTEREST 0.2%

	Oil & Gas Exploration & Production 0.2%
30,000	Zhaikmunai L.P. GDR* (Kazakhstan)	262,500

	Total Limited Partnership Interest (cost $150,300)	262,500

	WARRANTS 0.0%

	Air Freight & Logistics 0.0%
16,600	Goodpack Ltd., expiring 11/30/12* (Singapore)	12,463

	Health Care Equipment 0.0%
40,000	Cardica, Inc., expiring 9/29/14* *** †	18,800

	Total Warrants (cost $7,629)	31,263

MARCH 31, 2010 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.1%

	Repurchase Agreement 5.1%
$8,758,000	Repurchase Agreement dated 3/31/10, 0.00% due 4/1/10 with Fixed Income Clearing Corporation collateralized by $8,880,000 of United States Treasury Notes 0.875% due 5/31/11; value: $8,935,500; repurchase proceeds: $8,758,000 (cost $8,758,000)	$8,758,000

	Total Short-Term Investments (cost $8,758,000)	8,758,000

	Total Investments (cost $129,674,354) 99.4%	170,481,651

	Other Assets less Liabilities 0.6%	1,004,840

	NET ASSETS 100.0%	$171,486,491

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 8).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2010, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.7
Austria	0.2
Belgium	1.1
Brazil	2.3
Canada	4.6
China	7.8
Denmark	0.4
Egypt	0.2
Finland	0.2
France	3.0
Gabon	0.1
Germany	3.3
Hong Kong	0.7
India	4.0
Indonesia	0.5
Ireland	0.7
Italy	0.7
Japan	8.5
Kazakhstan	0.2
Korea	3.5
Mexico	0.7
Norway	0.3
Singapore	2.4
South Africa	0.6
Sweden	2.4
Switzerland	0.6
Taiwan	0.7
Turkey	0.1
United Arab Emirates	0.8
United Kingdom	6.8
United States	41.9

TOTAL	100.0%

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 90.3%

	Advertising 2.1%
31,365	1000mercis* (France)	$1,358,331

	Application Software 2.7%
8,795	FactSet Research Systems, Inc.	645,289
29,550	Interactive Intelligence, Inc.*	552,289
3,100	SimCorp A/S (Denmark)	573,709

		1,771,287

	Asset Management & Custody Banks 0.9%
74,600	CETIP S.A. (Brazil)	595,710

	Biotechnology 4.0%
74,158	Abcam plc (United Kingdom)	1,417,886
25,000	Myriad Genetics, Inc.*	601,250
1,499,828	Sino Biopharmaceutical Ltd. (China)	594,974

		2,614,110

	Communications Equipment 2.5%
24,705	Cisco Systems, Inc.*	643,071
15,445	F5 Networks, Inc.*	950,022

		1,593,093

	Computer Hardware 3.0%
3,000	Apple, Inc.*	704,790
9,600	International Business Machines Corp.	1,231,200

		1,935,990

	Computer Storage & Peripherals 1.0%
46,405	Intevac, Inc.*	641,317

	Data Processing & Outsourced Services 7.9%
8,270	Alliance Data Systems Corp.*	529,197
63,600	Cielo S.A. (Brazil)	598,651
25,600	Fidelity National Information Services, Inc.	600,064
24,500	NeuStar, Inc., Class A*	617,400
38,200	Redecard S.A. (Brazil)	706,255
218,195	Wirecard AG (Germany)	2,067,060

		5,118,627

	Drug Retail 2.1%
74,035	Create SD Holdings Co. Ltd. (Japan)	1,388,899

	Education Services 2.5%
10,000	Apollo Group, Inc., Class A*	612,900
6,265	MegaStudy Co. Ltd. (Korea)	1,032,677

		1,645,577

	Electronic Equipment & Instruments 1.0%
29,900	Rotork plc (United Kingdom)	637,069

	Health Care Distributors 1.0%
26,300	PSS World Medical, Inc.*	618,313

	Health Care Equipment 5.7%
130,414	Cardica, Inc.*	250,395
143,000	Cardica, Inc. PIPE* †	274,560
30,000	Cyberonics, Inc.*	574,800
18,505	DiaSorin S.p.A (Italy)	697,969
9,985	Invacare Corp.	265,002
3,955,440	LMA International N.V.* (Singapore)	664,661
7,035	NuVasive, Inc.*	317,982
15,750	St. Jude Medical, Inc.*	646,538

		3,691,907

Shares		Value

	Health Care Facilities 2.3%
619,000	Raffles Medical Group Ltd. (Singapore)	$708,187
28,000	VCA Antech, Inc.*	784,840

		1,493,027

	Health Care Services 5.0%
14,725	Bio-Reference Laboratories, Inc.*	647,458
20,987	CorVel Corp.*	750,285
6,300	Express Scripts, Inc.*	641,088
59,300	Fleury S.A.* (Brazil)	633,156
9,865	MEDNAX, Inc.*	574,044

		3,246,031

	Health Care Technology 1.2%
129,350	RaySearch Laboratories AB* (Sweden)	801,491

	Home Entertainment Software 2.1%
59,000	Activision Blizzard, Inc.	711,540
45,700	UbiSoft Entertainment S.A.* (France)	629,614

		1,341,154

	Industrial Machinery 1.0%
62,500	Weg S.A. (Brazil)	667,322

	Internet Software & Services 5.4%
50,000	Akamai Technologies, Inc.*	1,570,500
2,330	Google, Inc., Class A*	1,321,133
300	Gourmet Navigator, Inc. (Japan)	579,827
6,528	Xtera* *** †	2,415

		3,473,875

	IT Consulting & Other Services 2.4%
18,700	Cognizant Technology Solutions Corp., Class A*	953,326
10,610	Infosys Technologies Ltd. (India)	618,001

		1,571,327

	Life Sciences Tools & Services 5.4%
10,590	Covance, Inc.*	650,120
302	EPS Co. Ltd. (Japan)	733,738
8,800	Eurofins Scientific (France)	382,235
23,330	ICON plc ADR* (Ireland)	615,912
27,000	Pharmaceutical Product Development, Inc.	641,250
7,730	Techne Corp.	492,324

		3,515,579

	Managed Health Care 1.1%
20,495	OdontoPrev S.A. (Brazil)	711,192

	Oil & Gas Equipment & Services 1.0%
29,750	TGS-NOPEC Geophysical Co. ASA* (Norway)	632,211

	Packaged Foods & Meats 0.9%
18,000	Unicharm PetCare Corp. (Japan)	571,860

	Pharmaceuticals 3.9%
89,500	Dechra Pharmaceuticals plc (United Kingdom)	564,064
63,000	Meda AB, Class A (Sweden)	693,645
20,250	Teva Pharmaceutical Industries Ltd. ADR (Israel)	1,277,370

		2,535,079

	Semiconductor Equipment 1.0%
32,203	Tessera Technologies, Inc.*	653,077

MARCH 31, 2010 (UNAUDITED)

Shares		Value

	Semiconductors 15.4%
49,300	Altera Corp.	$1,198,483
13,880	Hittite Microwave Corp.*	610,304
29,000	Intel Corp.	645,540
18,140	Linear Technology Corp.	512,999
60,134	Melexis N.V.* (Belgium)	626,644
57,815	Micrel, Inc.	616,308
22,525	Microchip Technology, Inc.	634,304
21,362	Netlogic Microsystems, Inc.*	628,684
94,079	O2Micro International Ltd. ADR* (China)	644,441
15,968	Power Integrations, Inc.	657,881
13,105	Silicon Laboratories, Inc.*	624,715
133,420	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	1,399,576
46,500	Xilinx, Inc.	1,185,750

		9,985,629

	Systems Software 5.8%
15,170	BMC Software, Inc.*	576,460
349,000	GuestLogix, Inc.* (Canada)	584,359
40,900	NetSuite, Inc.*	594,686
54,735	OPNET Technologies, Inc.	882,328
19,675	Oracle Corp.	505,451
1,200	Simplex Technology, Inc. (Japan)	621,908

		3,765,192

	Total Common Stocks (cost $48,276,786)	58,574,276

	PREFERRED STOCKS 1.3%

	Computer Storage & Peripherals 1.3%
78,502	BlueArc Corp., Series DD Pfd.* *** †	287,318
138,725	BlueArc Corp., Series FF Pfd.* *** †	534,091

		821,409

	Total Preferred Stocks (cost $953,064)	821,409

	LIMITED PARTNERSHIP INTEREST 0.6%

	Other 0.6%
	Montagu Newhall Global Partners II-B, L.P.*** †	364,475

	Total Limited Partnership Interest (cost $414,387)	364,475

Principal Amount		Value

	CORPORATE BONDS 0.0%

	Computer Storage & Peripherals 0.0%
$27,323	BlueArc Corp., 8.00%, 02/19/11*** †	$27,323

	Total Corporate Bonds (cost $27,323)	27,323

Shares		Value

	WARRANTS 0.0%

	Computer Storage & Peripherals 0.0%
619	BlueArc Corp., expiring 4/2/18* *** †	$—

	Health Care Equipment 0.0%
71,500	Cardica, Inc., expiring 9/29/14* *** †	33,605

	Total Warrants (cost $8,938)	33,605

Number of Contracts		Value

	PUT OPTIONS PURCHASED 0.0%

	Computer Hardware 0.0%
250	Apple, Inc., expiring 05/22/10, exercise price $195	$25,500

	Total Put Options Purchased (premium $24,000)	25,500

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.7%

	Repurchase Agreement 5.7%
$3,676,000	Repurchase Agreement dated 3/31/10, 0.00% due 4/1/10 with Fixed Income Clearing Corporation collateralized by $3,730,000 of United States Treasury Notes 0.875% due 5/31/11; value: $3,753,312; repurchase proceeds: $3,676,000††† (cost $3,676,000)	$3,676,000

	Total Short-Term Investments (cost $3,676,000)	3,676,000

	Total Investments (cost $53,380,498) 97.9%	63,522,588

	Other Assets less Liabilities 2.1%	1,353,807

	NET ASSETS 100.0%	$64,876,395

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 8).

†††All or a portion of this security has been designated as collateral for purchase commitments (see Note 9).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Schedule of Investments (continued)

At March 31, 2010, Wasatch Global Science & Technology Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.0
Brazil	6.5
Canada	1.0
China	2.1
Denmark	1.0
France	4.0
Germany	3.5
India	1.0
Ireland	1.0
Israel	2.1
Italy	1.2
Japan	6.5
Korea	1.7
Norway	1.1
Singapore	2.3
Sweden	2.5
Taiwan	2.3
United Kingdom	4.4
United States	54.8

TOTAL	100.0%

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments	MARCH 31, 2010 (UNAUDITED)

Shares		Value

	COMMON STOCKS 96.8%

	Aerospace & Defense 2.7%
12,085	L-3 Communications Holdings, Inc.	$1,107,348
20,245	TransDigm Group, Inc.	1,073,795

		2,181,143

	Air Freight & Logistics 3.0%
20,760	C.H. Robinson Worldwide, Inc.	1,159,446
33,665	Expeditors International of Washington, Inc.	1,242,912

		2,402,358

	Apparel Retail 4.5%
121,283	Esprit Holdings Ltd. (Hong Kong)	957,561
50,375	Ross Stores, Inc.	2,693,551

		3,651,112

	Asset Management & Custody Banks 3.4%
59,395	SEI Investments Co.	1,304,908
26,900	T. Rowe Price Group, Inc.	1,477,617

		2,782,525

	Automotive Retail 1.0%
19,958	O’Reilly Automotive, Inc.*	832,448

	Communications Equipment 1.9%
25,660	F5 Networks, Inc.*	1,578,347

	Data Processing & Outsourced Services 10.8%
23,505	Alliance Data Systems Corp.*	1,504,085
47,135	Fidelity National Information Services, Inc.	1,104,844
7,325	Mastercard, Inc., Class A	1,860,550
36,525	Paychex, Inc.	1,121,318
171,830	Redecard S.A. (Brazil)	3,176,851

		8,767,648

	Diversified Metals & Mining 1.4%
16,580	BHP Billiton plc ADR (United Kingdom)	1,134,569

	Diversified Support Services 3.4%
76,780	Copart, Inc.*	2,733,368

	Education Services 4.1%
53,735	Apollo Group, Inc., Class A*	3,293,418

	Electronic Components 2.6%
49,045	Amphenol Corp., Class A	2,069,209

	Health Care Equipment 3.2%
62,780	St. Jude Medical, Inc.*	2,577,119

	Health Care Services 3.6%
28,960	Express Scripts, Inc.*	2,946,970

	Investment Banking & Brokerage 1.3%
57,050	TD Ameritrade Holding Corp.*	1,087,373

	IT Consulting & Other Services 4.0%
63,210	Cognizant Technology Solutions Corp., Class A*	3,222,446

	Life Sciences Tools & Services 2.6%
34,475	Covance, Inc.*	2,116,420

	Mortgage REITs 1.0%
45,419	Annaly Capital Management, Inc.	780,298

	Multi-Line Insurance 1.4%
39,970	HCC Insurance Holdings, Inc.	1,103,172

	Oil & Gas Equipment & Services 1.4%
25,975	Cameron International Corp.*	1,113,289

Shares		Value

	Oil & Gas Exploration & Production 3.9%
49,745	Petrohawk Energy Corp.*	$1,008,828
46,625	Ultra Petroleum Corp.*	2,174,124

		3,182,952

	Personal Products 1.8%
32,235	Herbalife Ltd.	1,486,678

	Pharmaceuticals 1.7%
22,185	Teva Pharmaceutical Industries Ltd. ADR (Israel)	1,399,430

	Restaurants 2.3%
56,315	Tim Hortons, Inc.	1,835,306

	Semiconductors 11.4%
151,890	Altera Corp.	3,692,446
64,985	Linear Technology Corp.	1,837,776
46,510	Maxim Integrated Products, Inc.	901,829
38,600	Microchip Technology, Inc.	1,086,976
19,770	Silicon Laboratories, Inc.*	942,436
75,327	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	790,180

		9,251,643

	Specialized Finance 4.2%
112,300	BM&F BOVESPA S.A. (Brazil)	759,816
11,163	IntercontinentalExchange, Inc.*	1,252,265
37,545	MSCI, Inc., Class A*	1,355,375

		3,367,456

	Specialty Chemicals 1.2%
22,893	Ecolab, Inc.	1,006,147

	Systems Software 2.4%
52,215	BMC Software, Inc.*	1,984,170

	Thrifts & Mortgage Finance 4.0%
13,025	Housing Development Finance Corp. Ltd. (India)	787,825
148,395	New York Community Bancorp, Inc.	2,454,453

		3,242,278

	Trading Companies & Distributors 3.3%
29,670	Fastenal Co.	1,423,864
23,960	MSC Industrial Direct Co., Inc., Class A	1,215,251

		2,639,115

	Trucking 1.2%
26,605	J.B. Hunt Transport Services, Inc.	954,587

	Wireless Telecommunication Services 2.1%
40,305	NII Holdings, Inc.*	1,679,106

	Total Common Stocks (cost $63,782,931)	78,402,100

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.2%

	Repurchase Agreement 3.2%
$2,616,000	Repurchase Agreement dated 3/31/10, 0.00% due 4/1/10 with Fixed Income Clearing Corporation collateralized by $2,660,000 of United States Treasury Notes 1.00% due 8/31/11; value: $2,673,300; repurchase proceeds: $2,616,000 (cost $2,616,000)	$2,616,000

	Total Short-Term Investments (cost $2,616,000)	2,616,000

	Total Investments (cost $66,398,931) 100.0%	81,018,100

	Liabilities less Other Assets (<0.1)%	(33,522)

	NET ASSETS 100.0%	$80,984,578

	*Non-income producing. ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At March 31, 2010, Wasatch Heritage Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	5.0
Hong Kong	1.2
India	1.0
Israel	1.8
Taiwan	1.0
United Kingdom	1.5
United States	88.5

TOTAL	100.0%

WASATCH HERITAGE VALUE FUND (WAHVX) — Schedule of Investments	MARCH 31, 2010 (UNAUDITED)

Shares		Value

	COMMON STOCKS 79.6%

	Aerospace & Defense 1.9%
1,300	ITT Corp.	$69,693

	Agricultural Products 4.7%
1,600	Bunge Ltd.	98,608
70,000	Chaoda Modern Agriculture Holdings Ltd. (China)	74,560

		173,168

	Biotechnology 2.2%
3,400	Myriad Genetics, Inc.*	81,770

	Construction & Engineering 2.2%
2,300	Shaw Group, Inc. (The)*	79,166

	Data Processing & Outsourced Services 5.0%
9,800	Cielo S.A. (Brazil)	92,245
3,900	Fidelity National Information Services, Inc.	91,416

		183,661

	Diversified Support Services 2.0%
2,000	Copart, Inc.*	71,200

	Health Care Equipment 2.1%
1,500	Covidien plc	75,420

	Heavy Electrical Equipment 3.0%
5,000	ABB Ltd. ADR* ††† (Switzerland)	109,200

	Home Improvement Retail 2.0%
1,100	Sherwin-Williams Co. (The)	74,448

	Industrial Conglomerates 2.4%
2,300	Tyco International Ltd.	87,975

	Industrial Machinery 2.4%
8,200	Weg S.A. (Brazil)	87,553

	Internet Software & Services 3.1%
3,600	Akamai Technologies, Inc.*	113,076

	Life Sciences Tools & Services 2.6%
4,000	Pharmaceutical Product Development, Inc.	95,000

	Oil & Gas Drilling 2.7%
2,400	Noble Corp.*	100,368

	Oil & Gas Exploration & Production 2.1%
3,700	Petrohawk Energy Corp.* †††	75,036

	Oil & Gas Storage & Transportation 3.4%
5,500	Spectra Energy Corp†††	123,915

	Other Diversified Financial Services 2.5%
5,000	Bank of America Corp.	89,250

	Paper Packaging 2.6%
3,100	Sonoco Products Co.	95,449

	Pharmaceuticals 6.2%
5,200	Mylan, Inc.*	118,092
6,400	Pfizer, Inc.	109,760

		227,852

	Property & Casualty Insurance 4.6%
2,300	Allstate Corp. (The)	74,313
7,400	Old Republic International Corp.	93,832

		168,145

	Publishing 2.3%
2,300	McGraw-Hill Cos., Inc. (The)	81,995

Shares		Value

	Restaurants 2.0%
1,100	McDonald’s Corp.	$73,392

	Specialized Finance 2.3%
3,900	NASDAQ OMX Group, Inc. (The)*	82,368

	Specialty Chemicals 3.1%
5,300	RPM International, Inc.	113,102

	Steel 2.6%
5,500	Steel Dynamics, Inc.	96,085

	Thrifts & Mortgage Finance 2.0%
5,200	Hudson City Bancorp, Inc.	73,632

	Water Utilities 3.2%
5,300	American Water Works Co., Inc.	115,328

	Wireless Telecommunication Services 2.4%
1,000	Millicom International Cellular S.A. (Luxembourg)	89,150

	Total Common Stocks (cost $2,493,059)	2,906,397

	PREFERRED STOCKS 3.2%

	Regional Banks 3.2%
5,000	Fifth Third Capital Trust VI, 7.25%, 11/15/67 Pfd.^^^	117,500

	Total Preferred Stocks (cost $71,300)	117,500

Principal Amount		Value

	SHORT-TERM INVESTMENTS 21.2%

	Repurchase Agreement 21.2%
$775,000	Repurchase Agreement dated 3/31/10, 0.00% due 4/1/10 with Fixed Income Clearing Corporation collateralized by $790,000 of United States Treasury Notes 1.00% due 8/31/11; value: $793,950; repurchase proceeds: $775,000††† (cost $775,000)	$775,000

	Total Short-Term Investments (cost $775,000)	775,000

	Total Investments (cost $3,339,359) 104.0%	3,798,897

	Liabilities less Other Assets (4.0)%	(145,417)

	NET ASSETS 100.0%	$3,653,480

WASATCH HERITAGE VALUE FUND (WAHVX) — Schedule of Investments (continued)

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.1%

	Oil & Gas Exploration & Production 0.1%
32	Petrohawk Energy Corp., expiring 4/17/10, exercise price $20	$2,912

	Total Call Options Written (premium $2,000)	2,912

*Non-income producing.

†††All or a portion of this security has been designated as collateral for call options written (see Note 9).

^^^ Variable Rate Securities

ADR American Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2010, Wasatch Heritage Value Fund’s investments, excluding short-term investments and options written, were in the following countries:

Country	%
Brazil	5.9
China	2.5
Luxembourg	3.0
Switzerland	3.6
United States	85.0

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments	MARCH 31, 2010 (UNAUDITED)

Shares		Value

	COMMON STOCKS 96.8%

	Aerospace & Defense 3.5%
41,850	Chemring Group plc (United Kingdom)	$2,104,321
141,230	Kongsberg Gruppen ASA (Norway)	2,594,259
81,700	Ultra Electronics Holdings plc (United Kingdom)	1,862,345

		6,560,925

	Agricultural Products 0.7%
1,291,560	Chaoda Modern Agriculture Holdings Ltd. (China)	1,375,708

	Air Freight & Logistics 0.6%
2,038,000	Aramex PJSC* (United Arab Emirates)	1,054,234

	Aluminum 1.6%
1,143,000	China Zhongwang Holdings Ltd.* (China)	1,001,063
2,766,675	Midas Holdings Ltd. (Singapore)	2,037,665

		3,038,728

	Apparel Retail 1.6%
25,054	Point, Inc. (Japan)	1,502,328
212,370	Truworths International Ltd. (South Africa)	1,524,999

		3,027,327

	Apparel, Accessories & Luxury Goods 6.9%
1,378,199	Anta Sports Products Ltd. (China)	2,272,103
2,648,515	China Dongxiang Group Co. (China)	1,900,044
98,300	Cia. Hering (Brazil)	1,933,408
543,655	Li Ning Co. Ltd. (China)	1,971,096
1,359,735	Ports Design Ltd. (China)	3,432,547
197,495	Ted Baker plc (United Kingdom)	1,553,615

		13,062,813

	Application Software 2.0%
20,152	SimCorp A/S (Denmark)	3,729,477

	Asset Management & Custody Banks 2.2%
345,900	CETIP S.A. (Brazil)	2,762,146
10,430	Partners Group Holding AG (Switzerland)	1,480,931

		4,243,077

	Biotechnology 3.6%
353,280	Abcam plc (United Kingdom)	6,754,640

	Brewers 0.7%
124,400	Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	1,311,113

	Coal & Consumable Fuels 1.4%
266,045	PT Indo Tambangraya Megah (Indonesia)	1,112,480
855,385	PT Tambang Batubara Bukit Asam Tbk (Indonesia)	1,635,661

		2,748,141

	Construction & Farm Machinery & Heavy Trucks 0.8%
25,904	Demag Cranes AG* (Germany)	909,910
41,500	Takeuchi Manufacturing Co. Ltd.* (Japan)	580,351

		1,490,261

	Construction Materials 4.2%
719,900	Corp Moctezuma S.A.B de C.V. (Mexico)	1,950,870
1,687,000	PT Indocement Tunggal Prakarsa Tbk (Indonesia)	2,641,876
4,086,435	PT Semen Gresik (Persero) Tbk (Indonesia)	3,278,309

		7,871,055

Shares		Value

	Consumer Finance 0.7%
243,300	Banco Compartamos S.A. de C.V. (Mexico)	$1,371,982

	Data Processing & Outsourced Services 2.0%
407,798	Wirecard AG (Germany)	3,863,255

	Diversified Banks 3.4%
587,220	Allahabad Bank Ltd. (India)	1,875,651
117,875	Bank of Baroda (India)	1,684,960
154,179	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	223,559
158,500	Commercial International Bank S.A.E. (Egypt)	1,871,141
869,041	PT Bank Tabungan Pensiunan Nasional Tbk* (Indonesia)	754,484

		6,409,795

	Diversified Metals & Mining 0.7%
23,320	Inmet Mining Corp. (Canada)	1,355,376

	Electrical Components & Equipment 1.6%
347,138	Crompton Greaves Ltd. (India)	2,014,243
1,390,925	Wasion Group Holdings Ltd. (China)	988,892

		3,003,135

	Electronic Equipment & Instruments 2.1%
190,214	Rotork plc (United Kingdom)	4,052,822

	Environmental & Facilities Services 1.1%
268,245	Connaught plc (United Kingdom)	1,006,204
55,045	Daiseki Co. Ltd. (Japan)	1,147,581

		2,153,785

	Food Retail 3.7%
42,845	BIM Birlesik Magazalar AS (Turkey)	2,229,600
31,530	Magnit*** (Russia)	2,755,110
210,450	Shoprite Holdings Ltd. (South Africa)	2,100,671

		7,085,381

	Gold 1.4%
119,500	Kingsgate Consolidated Ltd. (Australia)	933,149
92,170	Petropavlovsk plc (United Kingdom)	1,665,689

		2,598,838

	Health Care Equipment 3.9%
123,888	DiaSorin S.p.A. (Italy)	4,672,792
47,750	Mindray Medical International Ltd. ADR (China)	1,739,055
28,320	STRATEC Biomedical Systems AG (Germany)	1,006,272

		7,418,119

	Health Care Services 0.2%
35,300	Fleury S.A.* (Brazil)	376,904

	Health Care Supplies 0.6%
258,815	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	1,080,042

	Health Care Technology 1.5%
458,244	RaySearch Laboratories AB* (Sweden)	2,839,415

	Home Entertainment Software 1.0%
15,530	NCsoft Corp. (Korea)	1,969,645

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments (continued)

Shares		Value

	Industrial Machinery 6.4%
233,045	AIA Engineering Ltd. (India)	$2,091,929
31,490	Andritz AG (Austria)	1,868,755
9,963	Burckhardt Compression Holding AG (Switzerland)	1,970,807
35,325	Konecranes Oyj (Finland)	1,045,541
146,015	Thermax India Ltd. (India)	2,218,114
272,700	Weg S.A. (Brazil)	2,911,661

		12,106,807

	Internet Retail 1.7%
257,440	ASOS plc* (United Kingdom)	2,023,223
610	START TODAY Co. Ltd. (Japan)	1,110,397

		3,133,620

	Internet Software & Services 1.7%
460	Gourmet Navigator, Inc. (Japan)	889,067
193,000	Net Entertainment NE AB* (Sweden)	2,292,560

		3,181,627

	Life Sciences Tools & Services 1.0%
810	EPS Co. Ltd. (Japan)	1,967,973

	Oil & Gas Equipment & Services 3.8%
105,195	Pason Systems, Inc. (Canada)	1,184,260
138,125	Petrofac Ltd. (United Kingdom)	2,521,356
27,505	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	1,452,104
93,270	TGS-NOPEC Geophysical Co. ASA* (Norway)	1,982,060

		7,139,780

	Oil & Gas Exploration & Production 4.7%
1,070,075	Afren plc* (United Kingdom)	1,662,445
214,045	Dragon Oil plc* (Ireland)	1,573,287
171,555	Gran Tierra Energy, Inc.*	1,012,174
250,442	JKX Oil and Gas plc (United Kingdom)	1,072,540
246,960	Pan Orient Energy Corp.* (Canada)	1,532,402
107,274	Premier Oil plc* (United Kingdom)	2,011,958

		8,864,806

	Packaged Foods & Meats 0.7%
27,477	Glaxo SmithKline Consumer Healthcare Ltd. (India)	918,042
237,905	Hsu Fu Chi International Ltd. (China)	357,240

		1,275,282

	Personal Products 2.6%
143,270	Natura Cosmeticos S.A. (Brazil)	2,906,461
31,655	Oriflame Cosmetics S.A. (Sweden)	1,979,028

		4,885,489

	Pharmaceuticals 0.6%
97,235	Meda AB, Class A (Sweden)	1,070,580

	Precious Metals & Minerals 0.7%
206,030	Northam Platinum Ltd. (South Africa)	1,357,833

	Regional Banks 0.6%
595	Seven Bank Ltd. (Japan)	1,197,773

	Research & Consulting Services 2.9%
46,075	AF AB, Class B (Sweden)	1,443,475
98,540	Campbell Brothers Ltd. (Australia)	2,671,921
386	Nihon M&A Center, Inc. (Japan)	1,324,692

		5,440,088

	Semiconductors 0.7%
122,224	Melexis N.V.* (Belgium)	1,273,672

Shares		Value

	Specialized Finance 7.7%
403,740	BM&F BOVESPA S.A. (Brazil)	$2,731,683
82,950	IMAREX ASA* (Norway)	709,434
490,550	Infrastructure Development Finance Co. Ltd. (India)	1,759,184
128,845	JSE Ltd. (South Africa)	1,146,350
945	Osaka Securities Exchange Co. Ltd. (Japan)	4,948,121
302,035	Rural Electrification Corp. Ltd. (India)	1,695,352
296,000	Singapore Exchange Ltd. (Singapore)	1,619,163

		14,609,287

	Specialty Chemicals 1.1%
45,635	Asian Paints Ltd. (India)	2,078,708

	Steel 0.6%
203,950	Ferrexpo plc (United Kingdom)	1,163,030

	Systems Software 1.9%
204,440	F-Secure Oyj (Finland)	694,464
5,597	Simplex Technology, Inc. (Japan)	2,900,683

		3,595,147

	Thrifts & Mortgage Finance 3.7%
378,755	Dewan Housing Finance Corp. Ltd. (India)	1,753,097
50,555	Home Capital Group, Inc. (Canada)	2,152,559
157,000	LIC Housing Finance Ltd. (India)	3,057,994

		6,963,650

	Total Common Stocks (cost $140,968,264)	183,151,145

	PREFERRED STOCKS 1.3%

	Diversified Banks 0.6%
132,100	Banco do Estado do Rio Grande do Sul S.A., Series B Pfd. (Brazil)	1,106,092

	Regional Banks 0.7%
251,125	Banco Daycoval S.A. Pfd. (Brazil)	1,428,145

	Total Preferred Stocks (cost $2,900,058)	2,534,237

	LIMITED PARTNERSHIP INTEREST 0.5%

	Oil & Gas Exploration & Production 0.5%
113,985	Zhaikmunai L.P. GDR* (Kazakhstan)	997,369

	Total Limited Partnership Interest (cost $845,890)	997,369

MARCH 31, 2010 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.0%

	Repurchase Agreement 1.0%
$1,820,000	Repurchase Agreement dated 3/31/10, 0.00% due 4/1/10 with Fixed Income Clearing Corporation collateralized by $1,845,000 of United States Treasury Notes 0.875% due 5/31/11; value: $1,856,531; repurchase proceeds: $1,820,000 (cost $1,820,000)	$1,820,000

	Total Short-Term Investments (cost $1,820,000)	1,820,000

	Total Investments (cost $146,534,212) 99.6%	188,502,751

	Other Assets less Liabilities 0.4%	706,058

	NET ASSETS 100.0%	$189,208,809

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 2).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2010, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.9
Austria	1.8
Belgium	0.7
Bermuda	0.1
Brazil	8.7
Canada	3.3
China	8.6
Denmark	2.0
Egypt	1.0
Finland	0.9
Germany	3.1
India	11.3
Indonesia	5.0
Ireland	0.8
Italy	2.5
Japan	9.4
Kazakhstan	0.5
Korea	1.1
Mexico	1.8
Norway	2.8
Russia	1.5
Singapore	2.0
South Africa	3.3
Sweden	5.2
Switzerland	1.9
Turkey	1.9
United Arab Emirates	0.6
United Kingdom	15.8
United States	0.5

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 90.1%

	Advertising 0.9%
18,580	1000mercis* (France)	$804,648
15,390	Tri-Stage, Inc.* (Japan)	410,664

		1,215,312

	Aerospace & Defense 0.6%
16,165	Chemring Group plc (United Kingdom)	812,816

	Agricultural Products 1.1%
845,000	Chaoda Modern Agriculture Holdings Ltd. (China)	900,053
474,430	China Green Holdings Ltd. (China)	598,220

		1,498,273

	Air Freight & Logistics 4.5%
7,215,848	Aramex PJSC* (United Arab Emirates)	3,732,674
1,305,183	Goodpack Ltd. (Singapore)	1,633,229
45,000	Transat A.T., Inc.* (Canada)	592,140

		5,958,043

	Aluminum 1.4%
353,000	China Zhongwang Holdings Ltd.* (China)	309,165
2,031,960	Midas Holdings Ltd. (Singapore)	1,496,545

		1,805,710

	Apparel, Accessories & Luxury Goods 6.4%
748,836	Anta Sports Products Ltd. (China)	1,234,533
4,150	Bijou Brigitte AG (Germany)	756,810
20,000	Cia. Hering (Brazil)	393,369
18,454	Gerry Weber International AG (Germany)	641,851
33,272	LG Fashion Corp. (Korea)	817,501
1,098,145	Lilang China Co. Ltd.* (Hong Kong)	1,065,027
12,704	Odd Molly International AB (Sweden)	245,331
662,763	Ports Design Ltd. (China)	1,673,094
169,901	Ted Baker plc (United Kingdom)	1,336,544
469,882	Xtep International Holdings Ltd. (China)	372,195

		8,536,255

	Application Software 1.7%
10,540	Computer Modelling Group Ltd. (Canada)	179,075
105,425	ICSA India Ltd. (India)	297,994
10,570	Longtop Financial Technologies Ltd. ADR* (China)	340,460
175	MTI Ltd. (Japan)	300,942
5,985	SimCorp A/S (Denmark)	1,107,628

		2,226,099

	Asset Management & Custody Banks 0.8%
56,900	CETIP S.A. (Brazil)	454,369
28,680	Tata Investment Corp. Ltd. (India)	313,663
51,919	Treasury Group Ltd. (Australia)	280,128

		1,048,160

	Auto Parts & Equipment 0.6%
2,500,000	Norstar Founders Group Ltd.* *** (Hong Kong)	58,763
70,060	Wonder Auto Technology, Inc.*	741,235

		799,998

	Automobile Manufacturers 0.6%
111,769	Ghabbour Auto* (Egypt)	730,579

Shares		Value

	Biotechnology 1.8%
79,620	Abcam plc (United Kingdom)	$1,522,318
34,245	China Nuokang Bio-Pharmaceutical, Inc. ADR* (China)	212,319
1,795,247	Sino Biopharmaceutical Ltd. (China)	712,165

		2,446,802

	Commodity Chemicals 0.4%
48,810	Tokai Carbon Korea Co. Ltd.* (Korea)	465,905

	Communications Equipment 0.2%
387,000	Sepura Ltd. (United Kingdom)	249,780

	Construction & Engineering 3.4%
57,100	Aecon Group, Inc. (Canada)	763,170
2,991,977	Drake & Scull International* (United Arab Emirates)	790,149
117,029	Heerim Architects & Planners* (Korea)	971,234
163,818	Lycopodium Ltd. (Australia)	586,246
20,820	Outotec Oyj (Finland)	750,910
848,000	Rotary Engineering Ltd. (Singapore)	642,746

		4,504,455

	Construction & Farm Machinery & Heavy Trucks 1.0%
9,552	Faiveley Transport (France)	780,932
41,300	Takeuchi Manufacturing Co. Ltd.* (Japan)	577,554

		1,358,486

	Construction Materials 0.1%
6,086	Ceramic Industries Ltd. (South Africa)	99,104

	Consumer Finance 1.0%
225,235	Banco Compartamos S.A. de C.V. (Mexico)	1,270,113

	Data Processing & Outsourced Services 3.1%
251	GMO Payment Gateway, Inc. (Japan)	313,918
1,032	SBI VeriTrans Co. Ltd. (Japan)	550,312
344,735	Wirecard AG (Germany)	3,265,830

		4,130,060

	Diversified Banks 1.4%
370,294	Allahabad Bank Ltd. (India)	1,182,763
69,865	Corporation Bank (India)	739,578

		1,922,341

	Diversified Metals & Mining 0.3%
1,521,540	Merafe Resources Ltd. (South Africa)	342,612

	Diversified Support Services 0.3%
213	Prestige International, Inc. (Japan)	332,991

	Drug Retail 1.0%
70,655	Create SD Holdings Co. Ltd. (Japan)	1,325,490

	Education Services 1.0%
98,040	China Education Alliance, Inc.*	523,533
4,765	MegaStudy Co. Ltd. (Korea)	785,428
1,040,150	Oriental Century Ltd.* *** (China)	7,438

		1,316,399

	Electrical Components & Equipment 2.6%
71,370	Harbin Electric, Inc.*	1,540,878
38,000	Voltamp Transformers Ltd. (India)	722,758
627,000	Zhuzhou CSR Times Electric Co. Ltd., Series H (China)	1,185,495

		3,449,131

MARCH 31, 2010 (UNAUDITED)

Shares		Value

	Electronic Equipment & Instruments 0.4%
25,365	CNB Technology, Inc. (Korea)	$134,509
17,857	Smartrac N.V.* (Netherlands)	389,085

		523,594

	Electronic Manufacturing Services 0.3%
346,000	Ju Teng International Holdings Ltd. (China)	334,228

	Environmental & Facilities Services 0.6%
28,200	Daiseki Co. Ltd. (Japan)	587,915
45,973	RPS Group plc (United Kingdom)	142,566

		730,481

	Food Distributors 0.4%
7,952	Shinsegae Food Co. Ltd. (Korea)	562,252

	Food Retail 1.8%
1,496,397	BreadTalk Group Ltd. (Singapore)	738,301
299,279	BreadTalk Group Ltd., Class A (Singapore)	147,660
33,095	Daikokutenbussan Co. Ltd. (Japan)	991,184
89,120	QKL Stores, Inc.*	574,824

		2,451,969

	Footwear 1.1%
1,440,275	Daphne International Holdings Ltd. (China)	1,402,404

	Health Care Equipment 2.5%
12,674	Audika S.A. (France)	451,965
43,264	DiaSorin S.p.A. (Italy)	1,631,826
8,762	Infopia Co. Ltd.* (Korea)	126,615
1,546,660	LMA International N.V.* (Singapore)	259,896
13,280	Mindray Medical International Ltd. ADR (China)	483,658
11,850	STRATEC Biomedical Systems AG (Germany)	421,057

		3,375,017

	Health Care Facilities 1.4%
74,207	CVS Group plc* (United Kingdom)	227,361
1,373,670	Raffles Medical Group Ltd. (Singapore)	1,571,592

		1,798,953

	Health Care Services 0.8%
97,700	Fleury S.A.* (Brazil)	1,043,158

	Health Care Technology 1.1%
226,805	RaySearch Laboratories AB* (Sweden)	1,405,351

	Home Entertainment Software 0.3%
12,101	Perfect World Co. Ltd. ADR* (China)	453,182

	Home Improvement Retail 0.4%
56,895	Cashbuild Ltd. (South Africa)	581,898

	Hotels, Resorts & Cruise Lines 0.2%
28,310	City Lodge Hotels Ltd. (South Africa)	303,186

	Human Resource & Employment Services 0.3%
443	Benefit One, Inc. (Japan)	339,638

Shares		Value

	Industrial Machinery 3.6%
48,385	AIA Engineering Ltd. (India)	$434,328
5,955	Burckhardt Compression Holding AG (Switzerland)	1,177,974
2,891,395	China Automation Group Ltd. (China)	2,230,696
77,520	China Valves Technology, Inc.*	1,008,535

		4,851,533

	Internet Retail 2.0%
215,865	ASOS plc* (United Kingdom)	1,696,485
540	START TODAY Co. Ltd. (Japan)	982,975

		2,679,460

	Internet Software & Services 1.3%
26,980	Daum Communications Corp.* (Korea)	1,607,187
290,500	Vendtek Systems, Inc.* *** (Canada)	165,236

		1,772,423

	IT Consulting & Other Services 1.5%
19,932	Alten Ltd.* (France)	562,833
433,647	CSE Global Ltd. (Singapore)	306,979
565	Future Architect, Inc. (Japan)	215,376
43,085	MindTree Ltd. (India)	579,649
96,996	Rolta India Ltd. (India)	386,731

		2,051,568

	Life Sciences Tools & Services 3.5%
2,734	CMIC Co. Ltd. (Japan)	635,855
992	EPS Co. Ltd. (Japan)	2,410,159
18,965	ICON plc ADR* (Ireland)	500,676
63,720	LINICAL Co. Ltd. (Japan)	446,907
30,720	MorphoSys AG* (Germany)	698,043

		4,691,640

	Managed Health Care 0.6%
21,200	OdontoPrev S.A. (Brazil)	735,656

	Oil & Gas Drilling 0.4%
60,577	Phoenix Technology Income Fund** (Canada)	566,213

	Oil & Gas Equipment & Services 1.6%
116,425	Lamprell plc (United Arab Emirates)	427,877
75,000	Maridive & Oil Services S.A.E. (Egypt)	348,750
78,710	Pason Systems, Inc. (Canada)	886,098
55,000	Total Energy Services, Inc. (Canada)	455,038

		2,117,763

	Oil & Gas Exploration & Production 4.4%
587,967	Afren plc* (United Kingdom)	913,452
129,170	Dragon Oil plc* (Ireland)	949,433
119,984	Gran Tierra Energy, Inc.*	707,906
42,000	Ithaca Energy, Inc.* (Canada)	86,043
97,125	JKX Oil and Gas plc (United Kingdom)	415,947
134,170	Pan Orient Energy Corp.* (Canada)	832,533
57,116	Premier Oil plc* (United Kingdom)	1,071,229
58,000	Selan Exploration Technology Ltd. (India)	552,935
35,000	Westfire Energy Ltd.* (Canada)	299,222

		5,828,700

	Packaged Foods & Meats 1.5%
2,035,870	Agthia Group PJSC* (United Arab Emirates)	1,053,132
72,500	Zhongpin, Inc.*	920,750

		1,973,882

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments (continued)

Shares		Value

	Personal Products 1.1%
45,467	Atrium Innovations, Inc.* (Canada)	$746,513
1,200,000	Beauty China Holdings Ltd.* *** (Singapore)	8,581
17,205	Procter & Gamble Hygiene and Healthcare Ltd. (India)	764,922

		1,520,016

	Pharmaceuticals 3.3%
339,610	China Shineway Pharmaceutical Group Ltd. (China)	940,427
21,000	CKD Bio Corp. (Korea)	279,332
24,262	Daewoong Pharmaceutical Co. Ltd. (Korea)	1,072,164
64,619	Dechra Pharmaceuticals plc (United Kingdom)	407,254
461,500	Genomma Lab Internacional S.A., Class B* (Mexico)	1,603,416
5,500	Medy-Tox, Inc.* (Korea)	127,845

		4,430,438

	Property & Casualty Insurance 0.8%
657,927	Beazley plc (United Kingdom)	1,083,090

	Regional Banks 0.6%
33,000	Canadian Western Bank (Canada)	786,566

	Research & Consulting Services 0.9%
363	Nihon M&A Center, Inc. (Japan)	1,245,760

	Restaurants 1.6%
753,950	Ajisen China Holdings Ltd. (China)	740,923
581,950	FU JI Food & Catering Services Holdings Ltd.* *** (China)	750
225,746	KFC Holdings (Malaysia) Berhad (Malaysia)	550,178
12,200	Saint Marc Holdings Co. Ltd. (Japan)	414,113
213	Toridoll.corporation (Japan)	384,992

		2,090,956

	Semiconductor Equipment 0.4%
26,500	Koh Young Technology, Inc.* (Korea)	298,621
27,915	SKC Solmics Co., Ltd. (Korea)	193,181

		491,802

	Semiconductors 1.5%
20,790	Hana Micron, Inc.* (Korea)	129,358
75,145	Melexis N.V.* (Belgium)	783,071
128,497	O2Micro International Ltd. ADR* (China)	880,204
66,175	Sporton International, Inc. (Taiwan)	136,276
10,000	Telechips, Inc. (Korea)	102,965

		2,031,874

	Specialized Consumer Services 0.1%
185	NOVARESE, Inc. (Japan)	136,685

	Specialized Finance 2.7%
418,600	Bolsa Mexicana de Valores S.A.* (Mexico)	663,692
62,880	IMAREX ASA* (Norway)	537,785
70,387	JSE Ltd. (South Africa)	626,242
277	Osaka Securities Exchange Co. Ltd. (Japan)	1,450,401
32,625	Oslo Bors VPS Holding ASA (Norway)	357,375

		3,635,495

	Specialty Chemicals 1.2%
16,358	C. Uyemura & Co. Ltd. (Japan)	663,848
1,704,460	EcoGreen Fine Chemical Group Ltd. (Hong Kong)	436,864
29,011	TechnoSemiChem Co. Ltd. (Korea)	515,375

		1,616,087

Shares		Value

	Specialty Stores 0.8%
14,500	Dufry South America Ltd. (Brazil)	$280,629
78,820	easyhome Ltd. (Canada)	570,597
1,078,782	Water Oasis Group Ltd. (Hong Kong)	237,594

		1,088,820

	Steel 0.2%
50,000	Ferrexpo plc (United Kingdom)	285,126

	Systems Software 2.1%
422,839	GuestLogix, Inc.* (Canada)	707,994
4,074	Simplex Technology, Inc. (Japan)	2,111,378

		2,819,372

	Textiles 0.8%
829,400	S. Kumars Nationwide Ltd.* (India)	1,101,987

	Thrifts & Mortgage Finance 2.4%
295,961	Dewan Housing Finance Corp. Ltd. (India)	1,369,878
43,130	Home Capital Group, Inc. (Canada)	1,836,413

		3,206,291

	Trading Companies & Distributors 1.1%
28,505	Indutrade AB (Sweden)	653,435
18,535	Richelieu Hardware Ltd. (Canada)	420,611
2,519	Thermador Groupe (France)	393,750

		1,467,796

	Water Utilities 0.3%
543,130	Sound Global Ltd.* (Singapore)	367,006

	Total Common Stocks (cost $91,620,562)	119,824,230

	PREFERRED STOCKS 0.9%

	Diversified Banks 0.2%
48,300	Parana Banco S.A. Pfd. (Brazil)	285,810

	Regional Banks 0.7%
166,410	Banco Daycoval S.A. Pfd. (Brazil)	946,372

	Total Preferred Stocks (cost $731,678)	1,232,182

	LIMITED PARTNERSHIP INTEREST 0.6%

	Oil & Gas Exploration & Production 0.6%
98,490	Zhaikmunai L.P. GDR* (Kazakhstan)	861,787

	Total Limited Partnership Interest (cost $531,663)	861,787

MARCH 31, 2010 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 8.0%

	Repurchase Agreement 8.0%
$10,699,000	Repurchase Agreement dated 3/31/10, 0.00% due 4/1/10 with Fixed Income Clearing Corporation collateralized by $10,850,000 of United States Treasury Notes 0.875% due 5/31/11; value: $10,917,812; repurchase proceeds: $10,699,000††† (cost $10,699,000)	$10,699,000

	Total Short-Term Investments (cost $10,699,000)	10,699,000

	Total Investments (cost $103,582,903) 99.6%	132,617,199

	Other Assets less Liabilities 0.4%	456,377

	NET ASSETS 100.0%	$133,073,576

Contracts		Net Unrealized Appreciation
	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS SHORT 0.1%

186,436,000 JPY	USD, settlement date 4/12/10, (cost $2,000,000 value $1,996,394)	$3,606

318,752,000 JPY	USD, settlement date 6/28/10, (cost $3,500,000 value $3,414,749)	85,251

	Total Forward Foreign Currency Exchange Contracts Short (cost $5,500,000 value $5,411,143)	88,857

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 8).

†††All or a portion of this security has been designated as collateral for forward foreign currency contracts (see Note 2).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2010, Wasatch International Opportunities Fund’s investments, excluding short-term investments and forward foreign currency exchange contracts, were in the following countries:

Country	%
Australia	0.7
Belgium	0.7
Brazil	3.4
Canada	8.1
China	12.3
Denmark	0.9
Egypt	0.9
Finland	0.6
France	2.5
Germany	4.8
Hong Kong	1.5
India	6.9
Ireland	1.2
Italy	1.3
Japan	13.8
Kazakhstan	0.7
Korea	6.7
Malaysia	0.5
Mexico	2.9
Netherlands	0.3
Norway	0.7
Singapore	5.9
South Africa	1.6
Sweden	1.9
Switzerland	1.0
Taiwan	0.1
United Arab Emirates	4.9
United Kingdom	8.3
United States	4.9

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.6%

	Air Freight & Logistics 1.5%
3,501,725	Goodpack Ltd. (Singapore)	$4,381,851

	Apparel Retail 1.4%
195,703	Zumiez, Inc.*	4,009,954

	Apparel, Accessories & Luxury Goods 2.7%
1,773,285	Ports Design Ltd. (China)	4,476,522
188,192	Volcom, Inc.*	3,673,508

		8,150,030

	Application Software 3.5%
219,273	Interactive Intelligence, Inc.*	4,098,212
217,970	Tyler Technologies, Inc.*	4,084,758
64,745	Ultimate Software Group, Inc.*	2,133,348

		10,316,318

	Asset Management & Custody Banks 5.2%
63,587	Diamond Hill Investment Group, Inc.	4,362,068
92,635	Solar Capital Ltd.*	1,958,304
794,580	Treasury Group Ltd. (Australia)	4,287,149
128,961	Westwood Holdings Group, Inc.	4,745,765

		15,353,286

	Automotive Retail 1.2%
97,725	Monro Muffler Brake, Inc.	3,494,646

	Biotechnology 2.2%
322,922	Abcam plc (United Kingdom)	6,174,201
64,330	Orexigen Therapeutics, Inc.*	378,904

		6,553,105

	Computer Storage & Peripherals 1.0%
206,525	Intevac, Inc.*	2,854,176

	Construction & Engineering 0.6%
100,360	Orion Marine Group, Inc.*	1,811,498

	Consumer Finance 3.9%
318,341	Dollar Financial Corp.*	7,659,284
542,750	United PanAm Financial Corp.*	1,617,395
65,960	World Acceptance Corp.*	2,379,837

		11,656,516

	Data Processing & Outsourced Services 0.5%
166,330	Wirecard AG (Germany)	1,580,446

	Diversified Support Services 1.1%
140,515	STR Holdings, Inc.*	3,302,102

	Education Services 1.1%
33,600	Capella Education Co.*	3,119,424

	Electronic Manufacturing Services 0.6%
119,445	IPG Photonics Corp.*	1,767,786

	Environmental & Facilities Services 1.3%
140,205	Team, Inc.*	2,326,001
91,485	US Ecology, Inc.	1,472,908

		3,798,909

	Food Retail 0.7%
331,695	QKL Stores, Inc.*	2,139,433

	Footwear 0.5%
13,000,900	China Hongxing Sports Ltd. (China)	1,347,966

Shares		Value

	Health Care Distributors 1.0%
71,426	MWI Veterinary Supply, Inc.*	$2,885,610

	Health Care Equipment 6.4%
141,400	Abaxis, Inc.*	3,844,666
292,148	AtriCure, Inc.*	1,720,752
476,001	Cardica, Inc.*	913,922
341,000	Cardica, Inc. PIPE* †	654,720
273,165	Cardiovascular Systems, Inc.*	1,450,506
23,597,360	LMA International N.V.* (Singapore)	3,965,234
70,270	NuVasive, Inc.*	3,176,204
129,130	Somanetics Corp.*	2,471,548
43,460	Synovis Life Technologies, Inc.*	674,934

		18,872,486

	Health Care Facilities 2.0%
155,086	AmSurg Corp.*	3,348,307
745,875	NovaMed, Inc.*	2,535,975

		5,884,282

	Health Care Services 5.8%
75,101	Bio-Reference Laboratories, Inc.*	3,302,191
669,825	Clarient, Inc.*	1,754,942
163,182	CorVel Corp.*	5,833,756
129,790	Healthways, Inc.*	2,085,725
36,890	IPC The Hospitalist Co., Inc.*	1,295,208
87,585	LHC Group, Inc.*	2,936,725

		17,208,547

	Health Care Supplies 0.5%
63,744	Neogen Corp.*	1,599,974

	Health Care Technology 2.0%
76,385	Computer Programs and Systems, Inc.	2,985,126
471,045	RaySearch Laboratories AB* (Sweden)	2,918,733

		5,903,859

	Industrial Machinery 1.6%
250,000	AIA Engineering Ltd. (India)	2,244,125
187,160	China Valves Technology, Inc.*	2,434,952

		4,679,077

	Insurance Brokers 0.4%
82,505	eHealth, Inc.*	1,299,454

	Internet Software & Services 2.6%
120,790	Constant Contact, Inc.*	2,804,744
288,490	DealerTrack Holdings, Inc.*	4,927,409

		7,732,153

	IT Consulting & Other Services 1.5%
151,655	NCI, Inc., Class A*	4,584,531

	Life Sciences Tools & Services 3.7%
1,348	EPS Co. Ltd. (Japan)	3,275,096
197,444	ICON plc ADR* (Ireland)	5,212,522
256,141	MEDTOX Scientific, Inc.*	2,625,445

		11,113,063

	Marine Ports & Services 1.2%
299,622	CAI International, Inc.*	3,691,343

	Mortgage REITs 1.6%
343,540	MFA Financial, Inc.	2,528,454
136,782	Redwood Trust, Inc.	2,109,179

		4,637,633

	Oil & Gas Equipment & Services 1.0%
252,800	Pason Systems, Inc. (Canada)	2,845,961

MARCH 31, 2010 (UNAUDITED)

Shares		Value

	Oil & Gas Exploration & Production 1.2%
170,785	GMX Resources, Inc.*	$1,403,853
1,030,430	Ithaca Energy, Inc.* † (Canada)	2,110,996
26,150	Ithaca Energy, Inc.* (Canada)	53,572

		3,568,421

	Pharmaceuticals 0.3%
326,809	Alexza Pharmaceuticals, Inc. PIPE* †	877,482

	Property & Casualty Insurance 0.9%
246,765	Seabright Insurance Holdings, Inc.	2,716,883

	Regional Banks 1.4%
133,114	Commonwealth Bankshares, Inc.	419,309
294,285	First California Financial Group, Inc.*	776,912
159,005	Nara Bancorp, Inc.*	1,392,884
163,266	Pacific Continental Corp.	1,714,293

		4,303,398

	Research & Consulting Services 3.8%
114,006	CRA International, Inc.*	2,613,018
316,350	Resources Connection, Inc.*	6,064,429
99,395	Stantec, Inc.* (Canada)	2,594,210

		11,271,657

	Restaurants 1.6%
122,865	Peet’s Coffee & Tea, Inc.*	4,871,597

	Semiconductors 11.2%
265,807	Melexis N.V.* (Belgium)	2,769,921
566,885	Micrel, Inc.	6,042,994
79,482	Netlogic Microsystems, Inc.*	2,339,155
1,029,642	O2Micro International Ltd. ADR* (China)	7,053,048
428,578	Pericom Semiconductor Corp.*	4,590,070
197,428	Power Integrations, Inc.	8,134,034
87,470	Supertex, Inc.*	2,238,357

		33,167,579

	Specialized Finance 1.2%
154,000	Goldwater Bank, N.A.* *** †	617,540
545	Osaka Securities Exchange Co. Ltd. (Japan)	2,853,678

		3,471,218

	Specialty Chemicals 0.6%
461,662	Neo Material Technologies, Inc.* (Canada)	1,805,179

	Specialty Stores 4.5%
377,420	Big 5 Sporting Goods Corp.	5,744,332
197,015	easyhome Ltd. (Canada)	1,426,239
247,377	Hibbett Sports, Inc.*	6,327,904

		13,498,475

	Systems Software 3.2%
90,430	ArcSight, Inc.*	2,545,604
432,200	OPNET Technologies, Inc.	6,967,064

		9,512,668

	Thrifts & Mortgage Finance 2.4%
578,300	Dewan Housing Finance Corp. Ltd. (India)	2,676,707
167,403	Encore Bancshares, Inc.*	1,585,306
70,140	Home Capital Group, Inc. (Canada)	2,986,459

		7,248,472

	Trading Companies & Distributors 0.9%
220,363	Rush Enterprises, Inc., Class B*	2,710,465

Shares		Value

	Trucking 3.1%
114,765	Marten Transport, Ltd.*	$2,262,018
103,970	Old Dominion Freight Line, Inc.*	3,471,558
292,453	Vitran Corp., Inc.*	3,538,682

		9,272,258

	Total Common Stocks (cost $255,253,695)	286,871,171

	PREFERRED STOCKS 1.0%

	Regional Banks 1.0%
504,600	Banco Daycoval S.A. Pfd. (Brazil)	2,869,656

	Total Preferred Stocks (cost $1,912,499)	2,869,656

	WARRANTS 0.1%

	Health Care Equipment 0.1%
121,124	Cardica, Inc., expiring 6/7/12* *** †	—
322,500	Cardica, Inc., expiring 9/29/14* *** †	151,575

		151,575

	Pharmaceuticals 0.0%
294,128	Alexza Pharmaceuticals, Inc., expiring 10/5/16* *** †	36,766

	Total Warrants (cost $96,458)	188,341

Principal Amount		Value
	SHORT-TERM INVESTMENTS 2.7%

	Repurchase Agreement 2.7%
$8,104,000	Repurchase Agreement dated 3/31/10, 0.00% due 4/1/10 with Fixed Income Clearing Corporation collateralized by $8,225,000 of United States Treasury Notes 1.00% due 8/31/11; value: $8,266,125; repurchase proceeds: $8,104,000 (cost $8,104,000)	$8,104,000

	Total Short-Term Investments (cost $8,104,000)	8,104,000

	Total Investments (cost $265,366,652) 100.4%	298,033,168

	Liabilities less Other Assets (0.4)%	(1,052,896)

	NET ASSETS 100.0%	$296,980,272

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 8).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments (continued)	MARCH 31, 2010 (UNAUDITED)

At March 31, 2010, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.5
Belgium	1.0
Brazil	1.0
Canada	4.8
China	4.4
Germany	0.5
India	1.7
Ireland	1.8
Japan	2.1
Singapore	2.9
Sweden	1.0
United Kingdom	2.1
United States	75.2

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments	MARCH 31, 2010 (UNAUDITED)

Shares		Value

	COMMON STOCKS 88.2%

	Air Freight & Logistics 0.8%
105,000	Transat A.T., Inc.* (Canada)	$1,381,661

	Apparel, Accessories & Luxury Goods 1.5%
57,000	LG Fashion Corp. (Korea)	1,400,504
170,000	Ted Baker plc (United Kingdom)	1,337,322

		2,737,826

	Application Software 3.3%
100,000	Ebix, Inc.*	1,597,000
380,000	ICSA India Ltd. (India)	1,074,106
85,000	JDA Software Group, Inc.*	2,364,700
600,000	Redknee Solutions, Inc.* (Canada)	957,353

		5,993,159

	Asset Management & Custody Banks 3.2%
150,000	Fifth Street Finance Corp.	1,741,500
110,000	Solar Capital Ltd.*	2,325,400
330,000	Treasury Group Ltd. (Australia)	1,780,512

		5,847,412

	Auto Parts & Equipment 0.9%
180,000	Martinrea International, Inc.* (Canada)	1,560,130

	Automotive Retail 0.8%
40,000	Monro Muffler Brake, Inc.	1,430,400

	Biotechnology 1.6%
600,000	Dyadic International, Inc.*	1,260,000
380,372	Luna Innovations, Inc.*	886,267
85,000	NeurogesX, Inc. PIPE* †	799,000

		2,945,267

	Building Products 0.7%
120,000	NCI Building Systems, Inc.*	1,324,800

	Communications Equipment 0.9%
200,000	COM DEV International Ltd.* (Canada)	590,958
7,240	Meru Networks, Inc.*	138,791
341,275	UTStarcom, Inc.*	952,157

		1,681,906

	Computer Storage & Peripherals 1.3%
93,787	Datalink Corp.*	427,669
136,000	Intevac, Inc.*	1,879,520

		2,307,189

	Construction & Engineering 0.8%
43,000	Michael Baker Corp.*	1,482,640

	Construction & Farm Machinery & Heavy Trucks 0.8%
110,000	Titan Machinery, Inc.*	1,505,900

	Construction Materials 0.7%
290,000	Headwaters, Inc.*	1,331,100

	Consumer Finance 1.4%
180,000	Advance America Cash Advance Centers, Inc.	1,047,600
73,000	First Cash Financial Services, Inc.*	1,574,610

		2,622,210

	Data Processing & Outsourced Services 1.2%
330,000	Online Resources Corp.*	1,329,900
100,000	Wirecard AG (Germany)	947,345

		2,277,245

Shares		Value

	Department Stores 0.9%
17,000,000	PT Ramayana Lestari Sentosa Tbk (Indonesia)	$1,644,046

	Distributors 0.9%
37,000	Delticom AG (Germany)	1,585,842

	Diversified Banks 1.3%
55,556	Idaho Trust Bancorp* *** †	229,446
600,000	Karnataka Bank Ltd. (India)	1,603,742
40,000	Northwest Bancshares, Inc.	469,600

		2,302,788

	Diversified Metals & Mining 1.0%
75,000	Globe Specialty Metals, Inc.*	839,250
90,000	Globe Specialty Metals, Inc.* *** †	966,816

		1,806,066

	Diversified Support Services 0.8%
62,000	Healthcare Services Group, Inc.	1,388,180

	Education Services 1.6%
87,000	AcadeMedia AB* (Sweden)	1,776,781
230,000	China Education Alliance, Inc.*	1,228,200

		3,004,981

	Electrical Components & Equipment 1.1%
220,000	Orion Energy Systems, Inc.*	1,078,000
1,300,000	Wasion Group Holdings Ltd. (China)	924,248

		2,002,248

	Electronic Manufacturing Services 0.6%
130,000	TTM Technologies, Inc.*	1,154,400

	Environmental & Facilities Services 2.1%
226,000	EnergySolutions, Inc.	1,453,180
105,000	Heritage-Crystal Clean, Inc.*	1,186,500
80,000	US Ecology, Inc.	1,288,000

		3,927,680

	Food Retail 0.6%
178,000	QKL Stores, Inc.*	1,148,100

	Gas Utilities 0.8%
300,000	Indraprastha Gas Ltd. (India)	1,453,391

	Health Care Distributors 0.3%
300,000	Animal Health International, Inc.*	567,000

	Health Care Equipment 3.6%
256,000	AtriCure, Inc.*	1,507,840
221,000	Cardica, Inc. PIPE* †	424,320
146,000	Cardiovascular Systems, Inc.*	775,260
45,000	Invacare Corp.	1,194,300
650,000	Solta Medical, Inc.*	1,397,500
50,000	Zoll Medical Corp.*	1,318,000

		6,617,220

	Health Care Services 2.1%
30,000	Bio-Reference Laboratories, Inc.*	1,319,100
75,000	LHC Group, Inc.*	2,514,750

		3,833,850

	Health Care Technology 0.8%
950,000	iCAD, Inc.*	1,444,000

	Home Furnishings 1.1%
120,000	Hooker Furniture Corp.	1,929,600

	Home Improvement Retail 1.0%
10,000,000	Ace Hardware Indonesia (Indonesia)	1,802,297

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments (continued)

Shares		Value

	Human Resource & Employment Services 0.4%
55,000	Barrett Business Services, Inc.	$745,800

	Industrial Machinery 2.1%
113,280	China Valves Technology, Inc.*	1,473,773
95,000	Gencor Industries, Inc.*	714,400
95,000	Hurco Cos., Inc.*	1,598,850

		3,787,023

	Internet Software & Services 1.8%
100,000	InfoSpace, Inc.*	1,105,000
285,000	United Online, Inc.	2,131,800

		3,236,800

	Investment Banking & Brokerage 1.7%
70,000	Duff & Phelps Corp., Class A	1,171,800
320,000	GFI Group, Inc.	1,849,600

		3,021,400

	IT Consulting & Other Services 0.7%
350,000	Matrikon, Inc. (Canada)	1,223,776

	Life Sciences Tools & Services 0.5%
140,000	LINICAL Co. Ltd. (Japan)	981,904

	Marine 0.2%
83,900	Euroseas Ltd. (Greece)	322,176

	Metal & Glass Containers 1.1%
100,000	BWAY Holding Co.*	2,010,000

	Oil & Gas Equipment & Services 2.5%
800,000	Boots & Coots, Inc.*	1,944,000
140,000	TETRA Technologies, Inc.*	1,710,800
75,000	Willbros Group, Inc.*	900,750

		4,555,550

	Oil & Gas Exploration & Production 2.0%
400,000	Abraxas Petroleum Corp.*	768,000
230,000	Pan Orient Energy Corp.* (Canada)	1,427,164
160,000	Selan Exploration Technology Ltd. (India)	1,525,337

		3,720,501

	Oil & Gas Storage & Transportation 0.6%
294,600	DHT Holdings, Inc.	1,154,832

	Packaged Foods & Meats 0.8%
120,000	Zhongpin, Inc.*	1,524,000

	Paper Products 0.8%
500,000	Verso Paper Corp.*	1,520,000

	Personal Products 1.9%
101,000	Atrium Innovations, Inc.* (Canada)	1,658,298
200,000	Prestige Brands Holdings, Inc.*	1,800,000

		3,458,298

	Pharmaceuticals 0.8%
33,990	Daewoong Pharmaceutical Co. Ltd. (Korea)	1,502,055

	Property & Casualty Insurance 1.0%
160,000	Seabright Insurance Holdings, Inc.	1,761,600

Shares		Value

	Regional Banks 5.0%
2,000,000	City Union Bank Ltd. (India)	$1,276,311
300,000	First California Financial Group, Inc.*	792,000
55,000	First of Long Island Corp. (The)	1,325,500
50,205	Lakeland Financial Corp.	956,405
110,000	Metro Bancorp, Inc.*	1,514,700
125,000	Nara Bancorp, Inc.*	1,095,000
57,935	OBA Financial Services, Inc.*	623,381
60,000	Tower Bancorp, Inc.	1,606,200

		9,189,497

	Research & Consulting Services 0.7%
52,000	CRA International, Inc.*	1,191,840

	Residential REITs 0.6%
190,000	Education Realty Trust, Inc.	1,090,600

	Restaurants 0.7%
1,300,000	Ajisen China Holdings Ltd. (China)	1,277,538

	Semiconductor Equipment 0.6%
100,000	Koh Young Technology, Inc.* (Korea)	1,126,873

	Semiconductors 2.5%
450,000	Microtune, Inc.*	1,228,500
300,000	PLX Technology, Inc.*	1,581,000
75,000	Standard Microsystems Corp.*	1,746,000

		4,555,500

	Specialized Finance 2.1%
1,000,000	Bolsa Mexicana de Valores S.A.* (Mexico)	1,585,504
41,900	Goldwater Bank, N.A.* *** †	168,019
104,000	IMAREX ASA* (Norway)	889,466
22,000	Portfolio Recovery Associates, Inc.*	1,207,140

		3,850,129

	Specialty Chemicals 0.4%
200,000	Neo Material Technologies, Inc.* (Canada)	782,035

	Specialty Stores 1.7%
115,000	Big 5 Sporting Goods Corp.	1,750,300
200,000	easyhome Ltd. (Canada)	1,447,848

		3,198,148

	Steel 1.4%
70,000	Haynes International, Inc.	2,487,100

	Systems Software 3.3%
1,400,000	GuestLogix, Inc.* (Canada)	2,344,135
140,000	OPNET Technologies, Inc.	2,256,800
2,600	Simplex Technology, Inc. (Japan)	1,347,467

		5,948,402

	Textiles 0.9%
1,300,000	S. Kumars Nationwide Ltd.* (India)	1,727,253

	Thrifts & Mortgage Finance 3.7%
100,000	BankFinancial Corp.	917,000
350,000	Dewan Housing Finance Corp. Ltd. (India)	1,620,002
80,000	Home Federal Bancorp, Inc.	1,160,800
140,000	Ocean Shore Holding Co.	1,498,000
175,000	Westfield Financial, Inc.	1,608,250

		6,804,052

	Trading Companies & Distributors 0.9%
90,000	Interline Brands, Inc.*	1,722,600

MARCH 31, 2010 (UNAUDITED)

Shares		Value

	Trucking 3.4%
132,000	Celadon Group, Inc.*	$1,840,080
85,000	Marten Transport, Ltd.*	1,675,350
55,000	USA Truck, Inc.*	888,800
155,000	Vitran Corp., Inc.*	1,875,500

		6,279,730

	Water Utilities 0.9%
2,300,000	Sound Global Ltd.* (Singapore)	1,554,165

	Total Common Stocks (cost $135,399,517)	161,351,711

	WARRANTS 0.0%

	Biotechnology 0.0%
30,399	NeurogesX, Inc., expiring 12/28/12* *** †	41,525

	Health Care Equipment 0.0%
58,140	Cardica, Inc., expiring 6/7/12* *** †	—
110,500	Cardica, Inc., expiring 9/29/14* *** †	51,935

		51,935

	Total Warrants (cost $26,914)	93,460

Principal Amount		Value

	SHORT-TERM INVESTMENTS 13.3%

	Repurchase Agreement 13.3%
$24,263,000	Repurchase Agreement dated 3/31/10, 0.00% due 4/1/10 with Fixed Income Clearing Corporation collateralized by $24,630,000 of United States Treasury Notes 1.00% due 8/31/11; value: $24,753,150; repurchase proceeds: $24,263,000††† (cost $24,263,000)	$24,263,000

	Total Short-Term Investments (cost $24,263,000)	24,263,000

	Total Investments (cost $159,689,431) 101.5%	185,708,171

	Liabilities less Other Assets (1.5)%	(2,807,706)

	NET ASSETS 100.0%	$182,900,465

Contracts		Net Unrealized (Depreciation)

	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS SHORT 0.1%
11,500,000 CAD	USD, settlement date 6/10/10, (cost $11,192,192 value $11,325,978)	$(133,786)
194,000,000 INR	USD, settlement date 4/22/10, (cost $4,182,838 value $4,315,235)	(132,397)

	Total Forward Foreign Currency Exchange Contracts Short (cost $15,375,030 value $15,641,213)	(266,183)

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 8).

†††All or a portion of this security has been designated as collateral for forward foreign currency contracts (see Note 2).

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2010, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments and forward foreign currency exchange contracts, were in the following countries:

Country	%
Australia	1.1
Canada	8.3
China	1.4
Germany	1.6
Greece	0.2
India	6.4
Indonesia	2.1
Japan	1.4
Korea	2.5
Mexico	1.0
Norway	0.5
Singapore	1.0
Sweden	1.1
United Kingdom	0.8
United States	70.6

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 92.2%

	Aerospace & Defense 1.8%
194,850	HEICO Corp.	$10,046,466
194,451	HEICO Corp., Class A	7,715,816

		17,762,282

	Air Freight & Logistics 1.4%
26,989,692	Aramex PJSC* (United Arab Emirates)	13,961,452

	Alternative Carriers 0.6%
366,034	Neutral Tandem, Inc.*	5,849,223

	Aluminum 0.8%
11,305,282	Midas Holdings Ltd. (Singapore)	8,326,379

	Apparel Retail 1.3%
632,029	Zumiez, Inc.*	12,950,274

	Apparel, Accessories & Luxury Goods 2.1%
5,454,635	Ports Design Ltd. (China)	13,769,807
384,108	Volcom, Inc.*	7,497,788

		21,267,595

	Application Software 3.5%
161,820	Concur Technologies, Inc.*	6,636,238
76,162	FactSet Research Systems, Inc.	5,588,006
697,760	Ultimate Software Group, Inc.*	22,991,192

		35,215,436

	Asset Management & Custody Banks 1.0%
284,740	Waddell & Reed Financial, Inc., Class A	10,262,030

	Automotive Retail 1.4%
349,275	O’Reilly Automotive, Inc.* †††	14,568,260

	Biotechnology 2.3%
541,521	Myriad Genetics, Inc.*	13,023,580
225,795	Orexigen Therapeutics, Inc.*	1,329,933
146,199	Orexigen Therapeutics, Inc., Series C PIPE* †	861,112
259,725	Sangamo BioSciences, Inc.*	1,407,710
469,510	Seattle Genetics, Inc.*	5,605,949
205,700	ZymoGenetics, Inc.*	1,178,661

		23,406,945

	Communications Equipment 2.7%
20,515	Calix, Inc.*	275,927
240,145	F5 Networks, Inc.*	14,771,319
444,010	Riverbed Technology, Inc.*	12,609,884

		27,657,130

	Computer & Electronics Retail 0.6%
250,578	hhgregg, Inc.*	6,324,589

	Construction & Farm Machinery & Heavy Trucks 1.2%
186,231	Bucyrus International, Inc.	12,289,384

	Data Processing & Outsourced Services 2.2%
396,025	NeuStar, Inc., Class A*	9,979,830
1,295,495	Wirecard AG (Germany)	12,272,810

		22,252,640

	Distributors 0.9%
425,555	LKQ Corp.*	8,638,766

	Diversified Banks 2.3%
163,626	HDFC Bank Ltd. ADR (India)	22,807,828

Shares		Value

	Diversified Support Services 2.4%
543,576	Copart, Inc.*	$19,351,305
215,690	Ritchie Bros. Auctioneers, Inc. (Canada)	4,643,806

		23,995,111

	Education Services 1.5%
157,851	Capella Education Co.*	14,654,887

	Environmental & Facilities Services 1.4%
612,880	RPS Group plc (United Kingdom)	1,900,590
528,645	Tetra Tech, Inc.*	12,179,981

		14,080,571

	Health Care Distributors 1.1%
284,581	MWI Veterinary Supply, Inc.*	11,497,072

	Health Care Equipment 1.8%
479,552	Abaxis, Inc.*	13,039,019
466,111	DexCom, Inc.*	4,535,260
1,620,220	Zonare Medical Systems, Inc.* *** †	210,629

		17,784,908

	Health Care Services 1.6%
186,860	Bio-Reference Laboratories, Inc.*	8,216,234
139,085	MEDNAX, Inc.*	8,093,356
362,782	TargetRX, Inc.* *** †	3,628

		16,313,218

	Health Care Technology 2.0%
161,960	athenahealth, Inc.*	5,921,258
364,915	Computer Programs and Systems, Inc.	14,260,878

		20,182,136

	Human Resource & Employment Services 1.1%
1,728,523	Michael Page International plc (United Kingdom)	10,500,079

	Industrial Machinery 0.4%
424,000	AIA Engineering Ltd. (India)	3,786,676

	Integrated Telecommunication Services 0.3%
187,040	Cbeyond, Inc.*	2,558,707

	Internet Retail 1.0%
416,006	Shutterfly, Inc.*	10,021,585

	Internet Software & Services 2.9%
458,170	DealerTrack Holdings, Inc.*	7,825,544
1,145,360	LoopNet, Inc.*	12,873,846
149,585	VistaPrint N.V.*	8,563,741

		29,263,131

	Investment Banking & Brokerage 1.0%
602,795	optionsXpress Holdings, Inc.*	9,819,531

	IT Consulting & Other Services 2.8%
558,518	Cognizant Technology Solutions Corp., Class A*	28,473,248

	Leisure Facilities 1.4%
518,740	Life Time Fitness, Inc.*	14,576,594

	Life Sciences Tools & Services 3.6%
98,370	Divis Laboratories Ltd. (India)	1,486,232
674,935	ICON plc ADR* (Ireland)	17,818,284
261,919	Techne Corp.	16,681,621

		35,986,137

	Mortgage REITs 1.0%
665,608	Redwood Trust, Inc.	10,263,675

MARCH 31, 2010 (UNAUDITED)

Shares		Value

	Oil & Gas Equipment & Services 4.9%
485,090	Dril-Quip, Inc.*	$29,512,876
903,720	Pason Systems, Inc. (Canada)	10,173,860
455,035	TGS-NOPEC Geophysical Co. ASA* (Norway)	9,669,848

		49,356,584

	Oil & Gas Exploration & Production 1.1%
413,670	GMX Resources, Inc.*	3,400,367
384,090	Premier Oil plc* (United Kingdom)	7,203,729

		10,604,096

	Other Diversified Financial Services 0.3%
2,661,038	Count Financial Ltd. (Australia)	3,320,807

	Packaged Foods & Meats 1.2%
349,703	Glaxo SmithKline Consumer Healthcare Ltd. (India)	11,684,029

	Pharmaceuticals 0.7%
656,923	Alexza Pharmaceuticals, Inc.*	1,763,838
409,401	Alexza Pharmaceuticals, Inc. PIPE* †	1,099,242
680,112	Dechra Pharmaceuticals plc (United Kingdom)	4,286,333

		7,149,413

	Research & Consulting Services 4.3%
364,396	CRA International, Inc.*	8,351,956
1,399	Exponent, Inc.*	39,900
885,369	Resources Connection, Inc.* †††	16,972,524
672,474	Stantec, Inc.* (Canada)	17,551,571

		42,915,951

	Restaurants 2.6%
653,676	Peet’s Coffee & Tea, Inc.*	25,918,253

	Semiconductors 8.2%
356,550	Hittite Microwave Corp.*	15,677,504
379,458	Netlogic Microsystems, Inc.*	11,167,449
1,413,505	O2Micro International Ltd. ADR* (China)	9,682,509
819,686	Power Integrations, Inc.	33,771,063
261,285	Silicon Laboratories, Inc.*	12,455,456

		82,753,981

	Specialized Finance 2.8%
789,810	MSCI, Inc., Class A*	28,512,141

	Specialty Stores 4.1%
501,055	Big 5 Sporting Goods Corp.	7,626,057
1,331,896	Hibbett Sports, Inc.*	34,069,900

		41,695,957

	Systems Software 2.7%
451,570	ArcSight, Inc.*	12,711,695
686,137	NetSuite, Inc.*	9,976,432
217,160	Sourcefire, Inc.*	4,983,822

		27,671,949

	Trading Companies & Distributors 2.7%
534,700	MSC Industrial Direct Co., Inc., Class A	27,119,984

	Trucking 3.2%
115,170	J.B. Hunt Transport Services, Inc.	4,132,300
1,349,737	Knight Transportation, Inc.†††	28,465,953

		32,598,253

	Total Common Stocks (cost $679,330,435)	928,598,877

Shares		Value

	PREFERRED STOCKS 0.3%

	Biotechnology 0.1%
677,966	Nanosys, Inc., Series D Pfd.* *** †	$691,525

	Life Sciences Tools & Services 0.2%
186,947	Fluidigm Corp., Series E Pfd.* *** †	2,617,258

	Total Preferred Stocks (cost $4,617,257)	3,308,783

	LIMITED PARTNERSHIP INTEREST 0.5%

	Other 0.5%
	Montagu Newhall Global Partners II-B, L.P.*** †	3,644,746
	Montagu Newhall Global Partners III-B, L.P.* *** †	890,217

		4,534,963

	Total Limited Partnership Interest (cost $5,118,853)	4,534,963

	WARRANTS 0.0%

	Health Care Equipment 0.0%
243,033	Zonare Medical Systems, Inc., expiring 6/30/11* *** †	—

	Life Sciences Tools & Services 0.0%
4,049	Fluidigm Corp., expiring 8/18/19* *** †	11

	Pharmaceuticals 0.0%
368,461	Alexza Pharmaceuticals, Inc., expiring 10/5/16* *** †	46,058

	Total Warrants (cost $46,069)	46,069

	RIGHTS 0.0%

	Life Sciences Tools & Services 0.0%
208,525	Valera Pharmaceuticals, Inc. Ureteral Stent CSR* *** †	—

	Pharmaceuticals 0.0%
208,525	Valera Pharmaceuticals, Inc. VP003 (Octreotide Implant) CSR* *** †	210,610

	Total Rights (cost $406,537)	210,610

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments	MARCH 31, 2010 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 7.7%

	Repurchase Agreement 7.7%
$77,034,000	Repurchase Agreement dated 3/31/10, 0.00% due 4/1/10 with Fixed Income Clearing Corporation collateralized by $78,155,000 of United States Treasury Notes 1.00% due 8/31/11; value: $47,812,875; United States Treasury Notes 1.375% due 3/15/12; value: $11,586,250; United States Treasury Notes 3.25% due 12/31/16 and 3/31/17; value: $19,178,212; repurchase proceeds: $77,034,000††† (cost $77,034,000)	$77,034,000

	Total Short-Term Investments (cost $77,034,000)	77,034,000

	Total Investments (cost $766,553,151) 100.7%	1,013,733,302

	Liabilities less Other Assets (0.7)%	(6,839,771)

	NET ASSETS 100.0%	$1,006,893,531

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 8).

†††All or a portion of this security has been designated as collateral for purchase commitments (see Note 9).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2010, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.4
Canada	3.5
China	2.5
Germany	1.3
India	4.2
Ireland	1.9
Norway	1.0
Singapore	0.9
United Arab Emirates	1.5
United Kingdom	2.5
United States	80.3

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX) — Schedule of Investments	MARCH 31, 2010 (UNAUDITED)

Shares		Value

	COMMON STOCKS 95.4%

	Aerospace & Defense 2.2%
124,070	HEICO Corp., Class A	$4,923,098

	Air Freight & Logistics 1.3%
2,379,466	Goodpack Ltd. (Singapore)	2,977,523

	Apparel Retail 1.0%
112,955	Zumiez, Inc.*	2,314,448

	Apparel, Accessories & Luxury Goods 1.0%
121,335	Volcom, Inc.*	2,368,459

	Application Software 1.4%
176,421	Ebix, Inc.*	2,817,443
49,120	Sonic Solutions*	460,255

		3,277,698

	Asset Management & Custody Banks 2.8%
118,885	SEI Investments Co.	2,611,903
5,000	Solar Capital Ltd.	105,700
189,811	Solar Capital Ltd.** *** †	3,631,571

		6,349,174

	Automotive Retail 2.3%
100,200	Monro Muffler Brake, Inc.	3,583,152
37,590	O’Reilly Automotive, Inc.*	1,567,879

		5,151,031

	Building Products 0.5%
97,055	NCI Building Systems, Inc.*	1,071,487

	Communications Equipment 2.1%
118,935	Polycom, Inc.*	3,637,032
370,935	UTStarcom, Inc.*	1,034,909

		4,671,941

	Construction & Engineering 2.2%
500,781	Great Lakes Dredge & Dock Co.	2,629,100
139,080	MYR Group, Inc.*	2,268,395

		4,897,495

	Construction & Farm Machinery & Heavy Trucks 0.3%
100,930	Wabash National Corp.*	707,519

	Consumer Finance 3.6%
375,695	Advance America Cash Advance Centers, Inc.	2,186,545
185,813	Dollar Financial Corp.*	4,470,661
532,416	United PanAm Financial Corp.*	1,586,599

		8,243,805

	Data Processing & Outsourced Services 1.5%
130,900	NeuStar, Inc., Class A*	3,298,680

	Diversified Banks 0.9%
255,486	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	370,455
587,000	Karnataka Bank Ltd. (India)	1,568,994

		1,939,449

	Diversified Metals & Mining 0.9%
115,300	Globe Specialty Metals, Inc.*	1,290,207
67,800	Globe Specialty Metals, Inc.* *** †	728,335

		2,018,542

	Diversified REITs 0.0%
60,000	Star Asia Finance Ltd.* *** †	18,000

Shares		Value

	Diversified Support Services 1.7%
105,460	Copart, Inc.*	$3,754,376

	Electrical Components & Equipment 1.8%
88,508	Harbin Electric, Inc.*	1,910,888
116,255	Voltamp Transformers Ltd. (India)	2,211,162

		4,122,050

	Electronic Manufacturing Services 0.7%
174,760	TTM Technologies, Inc.*	1,551,869

	Environmental & Facilities Services 0.5%
194,045	EnergySolutions, Inc.	1,247,709

	Food Retail 0.5%
172,525	QKL Stores, Inc.*	1,112,786

	Footwear 0.5%
11,420,900	China Hongxing Sports Ltd. (China)	1,184,148

	Health Care Facilities 4.1%
100,056	AmSurg Corp.*	2,160,209
222,807	Emeritus Corp.*	4,534,122
94,795	VCA Antech, Inc.*	2,657,104

		9,351,435

	Health Care Services 5.7%
146,298	CorVel Corp.*	5,230,154
137,430	Healthways, Inc.*	2,208,500
70,490	LHC Group, Inc.*	2,363,530
35,875	MEDNAX, Inc.*	2,087,566
98,931	Virtual Radiologic Corp.*	1,088,241

		12,977,991

	Health Care Technology 0.8%
114,745	Vital Images, Inc.*	1,855,427

	Heavy Electrical Equipment 1.2%
99,520	General Cable Corp.*	2,687,040

	Industrial Machinery 0.7%
124,133	China Valves Technology, Inc.*	1,614,970

	Insurance Brokers 0.9%
108,965	Brown & Brown, Inc.	1,952,653

	Internet Software & Services 2.5%
111,469	DealerTrack Holdings, Inc.*	1,903,891
321,053	RADVision Ltd.* (Israel)	2,199,213
212,165	United Online, Inc.	1,586,994

		5,690,098

	Investment Banking & Brokerage 1.7%
235,660	optionsXpress Holdings, Inc.*	3,838,901

	IT Consulting & Other Services 0.8%
35,045	Cognizant Technology Solutions Corp., Class A*	1,786,594

	Life Sciences Tools & Services 1.6%
154,350	Pharmaceutical Product Development, Inc.	3,665,812

	Mortgage REITs 4.1%
602,345	MFA Financial, Inc.	4,433,259
318,640	Redwood Trust, Inc.	4,913,429

		9,346,688

	Office Services & Supplies 1.4%
350,500	American Reprographics Co.*	3,143,985

WASATCH SMALL CAP VALUE FUND (WMCVX) — Schedule of Investments (continued)

Shares		Value

	Oil & Gas Equipment & Services 1.9%
254,706	TETRA Technologies, Inc.*	$3,112,507
94,185	Willbros Group, Inc.*	1,131,162

		4,243,669

	Oil & Gas Exploration & Production 2.4%
265,745	Abraxas Petroleum Corp.*	510,230
122,075	Northern Oil and Gas, Inc.*	1,934,889
95,050	Petrohawk Energy Corp.*	1,927,614
22,895	Ultra Petroleum Corp.*	1,067,594

		5,440,327

	Packaged Foods & Meats 1.1%
190,995	Zhongpin, Inc.*	2,425,636

	Personal Products 4.0%
114,580	Herbalife Ltd.	5,284,429
79,420	NBTY, Inc.*	3,810,572

		9,095,001

	Property & Casualty Insurance 2.5%
238,410	Seabright Insurance Holdings, Inc.	2,624,894
132,815	Tower Group, Inc.	2,944,509

		5,569,403

	Regional Banks 3.9%
43,130	City National Corp.	2,327,726
2,233,000	City Union Bank Ltd. (India)	1,425,002
103,285	Columbia Banking System, Inc.	2,097,718
216,425	Commonwealth Bankshares, Inc.	681,739
3,400	Lakeland Financial Corp.	64,770
91,195	Trustmark Corp.	2,227,894

		8,824,849

	Research & Consulting Services 3.2%
96,172	Corporate Executive Board Co.	2,557,213
92,925	CRA International, Inc.*	2,129,841
123,890	Huron Consulting Group, Inc.*	2,514,967

		7,202,021

	Semiconductors 6.0%
192,583	Micrel, Inc.	2,052,935
446,751	Pericom Semiconductor Corp.*	4,784,703
188,060	Standard Microsystems Corp.*	4,378,037
93,737	Supertex, Inc.*	2,398,730

		13,614,405

	Specialty Stores 1.0%
157,270	Big 5 Sporting Goods Corp.	2,393,649

	Steel 1.6%
100,828	Haynes International, Inc.	3,582,419

	Systems Software 1.6%
226,580	OPNET Technologies, Inc.	3,652,470

	Thrifts & Mortgage Finance 1.5%
115,530	LIC Housing Finance Ltd. (India)	2,250,255
56,550	Washington Federal, Inc.	1,149,096

		3,399,351

	Trading Companies & Distributors 4.1%
142,985	Beacon Roofing Supply, Inc.*	2,735,303
165,625	Interline Brands, Inc.*	3,170,063
66,085	MSC Industrial Direct Co., Inc., Class A	3,351,831

		9,257,197

Shares		Value

	Trucking 5.4%
198,470	Marten Transport, Ltd.*	$3,911,844
141,021	Old Dominion Freight Line, Inc.*	4,708,691
308,152	Vitran Corp., Inc.*	3,728,639

		12,349,174

	Total Common Stocks (cost $194,648,571)	216,162,452

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.6%

	Repurchase Agreement 5.6%
$12,683,000	Repurchase Agreement dated 3/31/10, 0.00% due 4/1/10 with Fixed Income Clearing Corporation collateralized by $12,860,000 of United States Treasury Notes 0.875% due 5/31/11; value: $12,940,375; repurchase proceeds: $12,683,000 (cost $12,683,000)	$12,683,000

	Total Short-Term Investments (cost $12,683,000)	12,683,000

	Total Investments (cost $207,331,571) 101.0%	228,845,452

	Liabilities less Other Assets (1.0)%	(2,288,790)

	NET ASSETS 100.0%	$226,556,662

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 8).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2010, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Bermuda	0.2
China	0.5
India	3.5
Israel	1.0
Singapore	1.4
United States	93.4

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments	MARCH 31, 2010 (UNAUDITED)

Shares		Value

	COMMON STOCKS 77.8%

	Asset Management & Custody Banks 11.5%
52,767	Ares Capital Corp.	$783,062
6,915	Federated Investors, Inc., Class B	182,418
26,000	Pzena Investment Management, Inc., Class A*	198,380
17,715	SEI Investments Co.	389,199
21,485	Solar Capital Ltd.	454,193
7,883	Solar Capital Ltd.** *** †	150,822

		2,158,074

	Computer Hardware 2.7%
3,875	International Business Machines Corp.	496,969

	Data Processing & Outsourced Services 3.5%
25,800	Cielo S.A. (Brazil)	242,849
5,160	Paychex, Inc.	158,412
14,100	Redecard S.A. (Brazil)	260,686

		661,947

	Diversified Banks 2.1%
44,420	Bank of N.T. Butterfield & Son
	Ltd. (Bermuda)	64,409
14,564	Itau Unibanco Holding S.A. ADR (Brazil)	320,262

		384,671

	Diversified REITs 2.2%
66,600	CapLease, Inc.	369,630
171,837	Star Asia Finance Ltd.* *** †	51,551

		421,181

	Diversified Support Services 0.9%
7,585	Ritchie Bros. Auctioneers, Inc. (Canada)	163,305

	Electronic Equipment & Instruments 0.6%
3,150	National Instruments Corp.	105,052

	Fertilizers & Agricultural Chemicals 1.9%
4,900	Monsanto Co.	349,958

	Gold 0.0%
95,680	Redcorp Ventures Ltd. PIPE* *** † (Canada)	—

	Health Care Services 1.6%
5,500	Chemed Corp.	299,090

	Hypermarkets & Super Centers 2.0%
6,755	Wal-Mart Stores, Inc.	375,578

	Industrial Machinery 1.5%
26,900	Weg S.A. (Brazil)	287,216

	Leisure Products 0.9%
7,800	Pool Corp.	176,592

	Life Sciences Tools & Services 3.1%
6,400	Eurofins Scientific (France)	277,989
12,395	Pharmaceutical Product Development, Inc.	294,381

		572,370

	Mortgage REITs 18.4%
39,600	Anworth Mortgage Asset Corp.	266,904
80,990	Capstead Mortgage Corp.	968,640
82,700	MFA Financial, Inc.	608,672
93,050	Redwood Trust, Inc.	1,434,831
10,000	Walter Investment Management Corp.	160,000

		3,439,047

Shares		Value

	Multi-Line Insurance 1.5%
7,555	Loews Corp.	$281,650

	Oil & Gas Exploration & Production 1.7%
6,800	Ultra Petroleum Corp.*	317,084

	Personal Products 3.3%
13,250	Herbalife Ltd.	611,090

	Pharmaceuticals 4.8%
9,930	Forest Laboratories, Inc.*	311,405
5,935	Teva Pharmaceutical Industries Ltd. ADR (Israel)	374,380
5,000	Valeant Pharmaceuticals International*	214,550

		900,335

	Railroads 1.0%
2,530	Union Pacific Corp.	185,449

	Restaurants 2.0%
5,600	McDonald’s Corp.	373,632

	Semiconductors 7.9%
8,800	Intel Corp.	195,888
5,370	Linear Technology Corp.	151,864
5,715	Microchip Technology, Inc.	160,934
44,065	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	462,242
20,100	Xilinx, Inc.	512,550

		1,483,478

	Trading Companies & Distributors 0.9%
1,630	W.W. Grainger, Inc.	176,236

	Wireless Telecommunication Services 1.8%
6,545	America Movil S.A.B. de C.V., Series L ADR (Mexico)	329,475

	Total Common Stocks (cost $13,114,499)	14,549,479

	EXCHANGE TRADED FUNDS 4.9%

	Asset Management & Custody Banks 4.9%
3,300	Energy Select Sector SPDR Fund	189,816
11,310	ProShares UltraShort 20+ Year Treasury*	550,684
5,675	Utilities Select Sector SPDR Fund	168,150

		908,650

	Total Exchange Traded Funds (cost $890,532)	908,650

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 2.0%

	Asset Management & Custody Banks 2.0%
77,279	Star Asia SPV, LLC* *** †	365,530

	Total Limited Liability Company Membership Interest (cost $722,962)	365,530

	LIMITED PARTNERSHIP INTEREST 2.6%

	Asset Management & Custody Banks 1.1%
17,700	KKR & Co Guernsey L.P.** (Netherlands)	203,550

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments (continued)

Shares		Value

	Oil & Gas Storage & Transportation 1.5%
5,947	Magellan Midstream Partners L.P.**	$282,661

	Total Limited Partnership Interest (cost $309,409)	486,211

	ROYALTY INTEREST 0.0%

	Gold 0.0%
299	Redcorp Ventures Ltd. - NSR Interest* *** † (Canada)	—

	Total Royalty Interest (cost $0)	—

Principal Amount		Value

	CORPORATE BONDS 1.9%

	Gold 0.1%
$244,116	Redcorp Ventures Ltd., 13.00%, 7/11/12*** † ^ (Canada)	$24,044

	Integrated Telecommunication Services 1.8%
347,000	Broadview Networks Holdings, Inc., 11.375%, 9/1/12	337,457

	Total Corporate Bonds (cost $581,784)	361,501

Shares		Value

	WARRANTS 0.0%

	Gold 0.0%
209,599	Redcorp Ventures Ltd., expiring 11/11/21* *** † (Canada)	$—

	Total Warrants (cost $0)	—

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.9%

	Repurchase Agreement 6.9%
$1,290,000	Repurchase Agreement dated 3/31/10, 0.00% due 4/1/10 with Fixed Income Clearing Corporation collateralized by $1,310,000 of United States Treasury Notes 1.00% due 8/31/11; value: $1,316,550; repurchase proceeds: $1,290,000††† (cost $1,290,000)	$1,290,000

	Total Short-Term Investments (cost $1,290,000)	1,290,000

	Total Investments (cost $16,909,186) 96.1%	17,961,371

	Other Assets less Liabilities 3.9%	732,306

	NET ASSETS 100.0%	$18,693,677

Shares		Value

	SECURITIES SOLD SHORT 0.3%

	Regional Banks 0.3%
3,310	Heartland Financial USA, Inc.	$52,861

	Total Securities Sold Short (proceeds $69,494)	52,861

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 8).

†††All or a portion of this security has been designated as collateral for short sales (see Note 2).

^ In Default

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2010, Wasatch Strategic Income Fund’s investments, excluding short-term investments and securities sold short, were in the following countries:

Country	%
Bermuda	0.4
Brazil	6.7
Canada	1.1
France	1.7
Israel	2.2
Mexico	2.0
Netherlands	1.2
Taiwan	2.8
United States	81.9

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments	MARCH 31, 2010 (UNAUDITED)

Shares		Value

	COMMON STOCKS 95.6%

	Air Freight & Logistics 1.1%
2,585,000	Aramex PJSC* (United Arab Emirates)	$1,337,190

	Aluminum 0.7%
1,164,000	Midas Holdings Ltd. (Singapore)	857,290

	Apparel Retail 1.2%
69,935	Zumiez, Inc.*	1,432,968

	Apparel, Accessories & Luxury Goods 1.6%
784,000	Ports Design Ltd. (China)	1,979,148

	Application Software 4.5%
14,455	Concur Technologies, Inc.*	592,800
8,875	FactSet Research Systems, Inc.	651,159
44,126	Interactive Intelligence, Inc.*	824,715
83,625	Tyler Technologies, Inc.*	1,567,132
58,110	Ultimate Software Group, Inc.*	1,914,724

		5,550,530

	Asset Management & Custody Banks 2.3%
86,500	CETIP S.A. (Brazil)	690,736
58,253	Westwood Holdings Group, Inc.	2,143,711

		2,834,447

	Automotive Retail 1.7%
50,895	O’Reilly Automotive, Inc.*	2,122,831

	Biotechnology 1.7%
77,800	Abcam plc (United Kingdom)	1,487,520
46,960	Orexigen Therapeutics, Inc.*	276,594
49,695	Sangamo BioSciences, Inc.*	269,347

		2,033,461

	Communications Equipment 4.5%
59,810	F5 Networks, Inc.*	3,678,913
64,450	Riverbed Technology, Inc.*	1,830,380

		5,509,293

	Construction & Engineering 1.3%
63,000	MYR Group, Inc.*	1,027,530
31,895	Orion Marine Group, Inc.*	575,705

		1,603,235

	Construction & Farm Machinery & Heavy Trucks 1.0%
18,822	Bucyrus International, Inc.†††	1,242,064

	Consumer Finance 3.3%
103,920	Dollar Financial Corp.*	2,500,315
70,300	First Cash Financial Services, Inc.*	1,516,371

		4,016,686

	Data Processing & Outsourced Services 1.3%
167,175	Wirecard AG (Germany)	1,583,724

	Distributors 1.0%
60,195	LKQ Corp.*	1,221,958

	Diversified Banks 4.8%
63,000	Axis Bank Ltd. (India)	1,643,936
53,000	Bank of Baroda (India)	757,606
45,210	HDFC Bank Ltd. (India)	1,947,570
10,951	HDFC Bank Ltd. ADR (India)	1,526,460

		5,875,572

Shares		Value

	Diversified Support Services 2.3%
45,480	Copart, Inc.*	$1,619,088
50,500	STR Holdings, Inc.*	1,186,750

		2,805,838

	Education Services 1.9%
24,925	Capella Education Co.*	2,314,037

	Environmental & Facilities Services 1.0%
35,684	Heritage-Crystal Clean, Inc.*	403,229
36,600	Tetra Tech, Inc.*	843,264

		1,246,493

	Food Retail 0.4%
72,170	QKL Stores, Inc.*	465,496

	General Merchandise Stores 1.8%
38,015	Dollar Tree, Inc.*	2,251,248

	Health Care Equipment 7.5%
48,630	Abaxis, Inc.*	1,322,250
171,761	AtriCure, Inc.*	1,011,672
258,600	Cardica, Inc.* †††	496,512
330,000	Cardica, Inc. PIPE* †	633,600
161,474	Cardiovascular Systems, Inc.*	857,427
56,445	DexCom, Inc.*	549,210
38,250	DiaSorin S.p.A. (Italy)	1,442,709
35,146	NuVasive, Inc.*	1,588,599
63,500	Somanetics Corp.*	1,215,390
1,080,146	Zonare Medical Systems, Inc.* *** †	140,419

		9,257,788

	Health Care Facilities 2.5%
43,905	Emeritus Corp.*	893,467
77,215	VCA Antech, Inc.*	2,164,336

		3,057,803

	Health Care Services 2.0%
31,920	Bio-Reference Laboratories, Inc.*	1,403,522
422,629	Clarient, Inc.*	1,107,288
108,917	TargetRX, Inc.* *** †	1,089

		2,511,899

	Health Care Technology 1.6%
15,130	athenahealth, Inc.*	553,153
35,795	Computer Programs and Systems, Inc.	1,398,868

		1,952,021

	Industrial Machinery 1.2%
159,500	AIA Engineering Ltd. (India)	1,431,752

	Internet Software & Services 1.3%
27,020	Constant Contact, Inc.*	627,404
56,225	DealerTrack Holdings, Inc.*	960,323
91,388	Xtera* *** †	33,814

		1,621,541

	IT Consulting & Other Services 5.2%
101,496	Cognizant Technology Solutions Corp., Class A*	5,174,266
46,000	MindTree Ltd. (India)	618,866
138,110	Rolta India Ltd. (India)	550,656

		6,343,788

	Leisure Facilities 1.6%
69,800	Life Time Fitness, Inc.*	1,961,380

	Life Sciences Tools & Services 2.1%
61,353	ICON plc ADR* (Ireland)	1,619,719
15,825	Techne Corp.	1,007,894

		2,627,613

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments (continued)

Shares		Value

	Oil & Gas Equipment & Services 1.8%
35,735	Dril-Quip, Inc.*	$2,174,117

	Oil & Gas Exploration & Production 1.0%
61,820	Petrohawk Energy Corp.*	1,253,710

	Packaged Foods & Meats 1.0%
36,890	Glaxo SmithKline Consumer Healthcare Ltd. (India)	1,232,543

	Personal Products 0.0%
50,403	Ophthonix, Inc.* *** †	504

	Pharmaceuticals 0.3%
57,562	Alexza Pharmaceuticals, Inc.*	154,554
75,769	Alexza Pharmaceuticals, Inc. PIPE* †	203,440

		357,994

	Research & Consulting Services 2.9%
99,280	Resources Connection, Inc.*	1,903,198
63,000	Stantec, Inc.* (Canada)	1,644,300

		3,547,498

	Restaurants 1.2%
37,580	Peet’s Coffee & Tea, Inc.*	1,490,047

	Semiconductors 10.2%
41,170	Hittite Microwave Corp.*	1,810,245
51,650	Netlogic Microsystems, Inc.*	1,520,060
380,395	O2Micro International Ltd. ADR* (China)	2,605,706
94,315	Power Integrations, Inc.	3,885,778
57,650	Silicon Laboratories, Inc.*	2,748,175

		12,569,964

	Specialized Finance 4.1%
138,055	MSCI, Inc., Class A*	4,983,786

	Specialty Stores 1.7%
79,390	Hibbett Sports, Inc.*	2,030,796

	Systems Software 3.6%
24,595	ArcSight, Inc.*	692,349
80,742	NetSuite, Inc.*	1,173,989
156,660	OPNET Technologies, Inc.	2,525,359

		4,391,697

	Thrifts & Mortgage Finance 1.3%
82,510	LIC Housing Finance Ltd. (India)	1,607,103

	Trucking 2.1%
61,915	Knight Transportation, Inc.	1,305,787
39,965	Old Dominion Freight Line, Inc.*	1,334,432

		2,640,219

	Total Common Stocks (cost $82,630,167)	117,329,072

	PREFERRED STOCKS 1.1%

	Biotechnology 0.1%
169,492	Nanosys, Inc., Series D Pfd.* *** †	172,882

	Health Care Technology 1.0%
253,064	Data Sciences International, Inc. Series B Pfd.* *** †	807,502
243,902	TherOx, Inc., Series I Pfd.* *** †	429,267

		1,236,769

	Total Preferred Stocks (cost $1,975,002)	1,409,651

Shares		Value

	LIMITED PARTNERSHIP INTEREST 3.4%

	Other 3.4%
	Montagu Newhall Global Partners II-B, L.P.*** †	$3,280,272
	Montagu Newhall Global Partners III-B, L.P.* *** †	890,217

	Total Limited Partnership Interest (cost $4,704,467)	4,170,489

	WARRANTS 0.1%

	Health Care Equipment 0.1%
165,000	Cardica, Inc., expiring 9/29/14*** †	77,550
162,021	Zonare Medical Systems, Inc., expiring 6/30/11*** †	—

		77,550

	Pharmaceuticals 0.0%
68,192	Alexza Pharmaceuticals, Inc., expiring 10/5/16*** †	8,524

	Total Warrants (cost $29,149)	86,074

	Total Investments (cost $89,338,785) 100.2%	122,995,286

	Liabilities less Other Assets (0.2)%	(231,009)

	NET ASSETS 100.0%	$122,764,277

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 8).

†††All or a portion of this security has been designated as collateral for purchase commitments (see Note 9).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

At March 31, 2010, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	0.6
Canada	1.3
China	3.7
Germany	1.3
India	9.2
Ireland	1.3
Italy	1.2
Singapore	0.7
United Arab Emirates	1.1
United Kingdom	1.2
United States	78.4

TOTAL	100.0%

WASATCH-1ST SOURCE INCOME EQUITY FUND (FMIEX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.4%

	Advertising 1.3%
552,840	Omnicom Group, Inc.	$21,455,720

	Aerospace & Defense 3.5%
416,000	Raytheon Co.	23,761,920
310,000	Rockwell Collins, Inc.	19,402,900
195,000	United Technologies Corp.	14,353,950

		57,518,770

	Agricultural Products 1.5%
865,000	Archer Daniels Midland Co.	24,998,500

	Aluminum 1.2%
1,361,130	Alcoa, Inc.	19,382,491

	Asset Management & Custody Banks 2.8%
450,000	Federated Investors, Inc., Class B	11,871,000
354,225	Northern Trust Corp.	19,574,474
410,000	Waddell & Reed Financial, Inc., Class A	14,776,400

		46,221,874

	Auto Parts & Equipment 1.7%
840,000	Johnson Controls, Inc.	27,711,600

	Coal & Consumable Fuels 0.7%
430,000	Cameco Corp. (Canada)	11,786,300

	Communications Equipment 2.7%
650,000	Harris Corp.	30,868,500
901,000	Nokia OYJ ADR (Finland)	14,001,540

		44,870,040

	Computer Hardware 1.5%
480,000	Hewlett-Packard Co.	25,512,000

	Construction & Engineering 1.4%
502,000	Fluor Corp.	23,348,020

	Construction & Farm Machinery & Heavy Trucks 0.6%
178,000	Deere & Co.	10,583,880

	Data Processing & Outsourced Services 1.5%
440,000	Computer Sciences Corp.*	23,975,600

	Diversified Chemicals 1.3%
556,555	El Du Pont de Nemours and Co.	20,726,108

	Diversified Metals & Mining 1.0%
783,750	Anglo American plc ADR* (United Kingdom)	16,960,350

	Electric Utilities 2.0%
973,000	Duke Energy Corp.	15,879,360
350,000	FPL Group, Inc.	16,915,500

		32,794,860

	Electrical Components & Equipment 1.3%
440,000	Emerson Electric Co.	22,149,600

	Electronic Components 1.1%
857,300	Corning, Inc.	17,326,033

	Environmental & Facilities Services 2.6%
660,000	Republic Services, Inc.	19,153,200
679,000	Waste Management, Inc.	23,377,970

		42,531,170

Shares		Value

	Fertilizers & Agricultural Chemicals 2.0%
150,000	Potash Corp. of Saskatchewan, Inc. (Canada)	$17,902,500
277,000	Syngenta AG ADR (Switzerland)	15,376,270

		33,278,770

	Food Distributors 1.5%
841,440	Sysco Corp.	24,822,480

	Food Retail 1.4%
1,353,200	SUPERVALU, Inc.	22,571,376

	Gold 0.6%
266,570	Barrick Gold Corp. (Canada)	10,220,294

	Health Care Distributors 1.8%
460,000	McKesson Corp.	30,231,200

	Health Care Equipment 3.1%
196,000	C. R. Bard, Inc.	16,977,520
292,000	Covidien plc	14,681,760
325,000	Zimmer Holdings, Inc.*	19,240,000

		50,899,280

	Home Improvement Retail 1.2%
620,000	Home Depot, Inc.	20,057,000

	Household Products 1.3%
330,000	Kimberly-Clark Corp.	20,750,400

	Hypermarkets & Super Centers 1.4%
423,050	Wal-Mart Stores, Inc.	23,521,580

	Industrial Machinery 1.3%
340,000	Parker Hannifin Corp.	22,011,600

	Insurance Brokers 1.2%
811,290	Marsh & McLennan Cos., Inc.	19,811,702

	Integrated Oil & Gas 5.7%
320,815	Chevron Corp.	24,327,401
446,000	ConocoPhillips	22,821,820
313,000	Exxon Mobil Corp.	20,964,740
835,895	Marathon Oil Corp.	26,447,718

		94,561,679

	Integrated Telecommunication Services 3.1%
768,430	AT&T, Inc.	19,856,231
880,000	Deutsche Telekom AG ADR (Germany)	11,880,000
653,070	Verizon Communications, Inc.	20,258,231

		51,994,462

	Life & Health Insurance 1.1%
428,400	MetLife, Inc.	18,566,856

	Multi-Line Insurance 1.4%
610,000	Loews Corp.	22,740,800

	Oil & Gas Drilling 2.9%
572,400	Ensco plc ADR (United Kingdom)	25,632,072
247,855	Transocean Ltd.*	21,409,715

		47,041,787

	Oil & Gas Equipment & Services 1.4%
355,000	Schlumberger Ltd.	22,528,300

	Oil & Gas Exploration & Production 1.9%
270,000	Anadarko Petroleum Corp.	19,664,100
244,400	Ultra Petroleum Corp.*	11,396,372

		31,060,472

WASATCH-1ST SOURCE INCOME EQUITY FUND (FMIEX) — Schedule of Investments (continued)

Shares		Value

	Oil & Gas Storage & Transportation 2.8%
900,000	Spectra Energy Corp	$20,277,000
1,130,000	Williams Cos., Inc. (The)	26,103,000

		46,380,000

	Other Diversified Financial Services 2.8%
1,344,000	Bank of America Corp.	23,990,400
518,000	JPMorgan Chase & Co.	23,180,500

		47,170,900

	Packaged Foods & Meats 2.4%
840,000	ConAgra Foods, Inc.	21,058,800
423,575	HJ Heinz Co.	19,319,256

		40,378,056

	Personal Products 1.5%
750,000	Avon Products, Inc.	25,402,500

	Pharmaceuticals 5.7%
385,000	Abbott Laboratories	20,281,800
440,000	Eli Lilly and Co.	15,936,800
334,000	Johnson & Johnson	21,776,800
589,000	Merck & Co., Inc.	21,999,150
830,000	Pfizer, Inc.	14,234,500

		94,229,050

	Property & Casualty Insurance 3.9%
737,860	Allstate Corp. (The)	23,840,257
1,375,000	Old Republic International Corp.	17,435,000
438,000	Travelers Cos., Inc. (The)	23,625,720

		64,900,977

	Railroads 0.7%
196,000	Norfolk Southern Corp.	10,954,440

	Semiconductors 2.7%
1,110,000	Intel Corp.	24,708,600
818,000	Texas Instruments, Inc.	20,016,460

		44,725,060

	Soft Drinks 1.2%
300,000	PepsiCo, Inc.	19,848,000

	Specialized Consumer Services 0.5%
500,000	H&R Block, Inc.	8,900,000

	Specialized Finance 1.3%
731,425	NYSE Euronext	21,657,494

	Steel 2.2%
472,090	Nucor Corp.	21,423,444
240,125	United States Steel Corp.	15,252,740

		36,676,184

	Systems Software 2.4%
800,000	Microsoft Corp.	23,416,000
916,390	Symantec Corp.*	15,505,319

		38,921,319

	Technology Distributors 1.4%
780,000	Avnet, Inc.*	23,400,000

	Water Utilities 0.9%
708,085	American Water Works Co., Inc.	15,407,930

	Total Common Stocks (cost $1,358,623,480)	1,595,474,864

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.8%

	Repurchase Agreement 3.8%
$62,558,000	Repurchase Agreement dated 3/31/10, 0.00% due 4/1/10 with Fixed Income Clearing Corporation collateralized by $63,495,000 of United States Treasury Notes 0.875% due 2/28/11; value: $63,812,475; repurchase proceeds: $62,558,000 (cost $62,558,000)	$62,558,000

	Total Short-Term Investments (cost $62,558,000)	62,558,000

	Total Investments (cost $1,421,181,480) 100.2%	1,658,032,864

	Liabilities less Other Assets (0.2)%	(2,813,756)

	NET ASSETS 100.0%	$1,655,219,108

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

At March 31, 2010, Wasatch-1st Source Income Equity Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	2.5
Finland	0.9
Germany	0.7
Switzerland	1.0
United Kingdom	2.7
United States	92.2

TOTAL	100.0%

WASATCH-1ST SOURCE LONG/SHORT FUND (FMLSX) — Schedule of Investments	MARCH 31, 2010 (UNAUDITED)

Shares		Value

	COMMON STOCKS 78.1%

	Agricultural Products 1.8%
160,000	Archer Daniels Midland Co.†††	$4,624,000

	Airlines 0.9%
40,000	Allegiant Travel Co.* †††	2,314,400

	Application Software 1.4%
350,000	TIBCO Software, Inc.* †††	3,776,500

	Coal & Consumable Fuels 1.2%
60,000	Alpha Natural Resources, Inc.* †††	2,993,400

	Communications Equipment 2.6%
540,000	Brocade Communications Systems, Inc.* †††	3,083,400
75,000	Harris Corp.†††	3,561,750

		6,645,150

	Computer Hardware 1.0%
240,000	Silicon Graphics International Corp.* †††	2,565,600

	Construction & Engineering 1.6%
60,000	Chicago Bridge & Iron Co. N.V.* ††† (Netherlands)	1,395,600
60,000	Fluor Corp.†††	2,790,600

		4,186,200

	Diversified Real Estate Activities 1.5%
120,000	St. Joe Co. (The)*	3,882,000

	Electrical Components & Equipment 0.8%
50,000	Thomas & Betts Corp.*	1,962,000

	Environmental & Facilities Services 3.4%
130,000	Republic Services, Inc.†††	3,772,600
140,000	Waste Management, Inc.†††	4,820,200

		8,592,800

	Food Distributors 1.2%
100,000	Sysco Corp.†††	2,950,000

	Health Care Equipment 5.8%
450,000	Boston Scientific Corp.*	3,249,000
75,000	Medtronic, Inc.†††	3,377,250
50,000	St. Jude Medical, Inc.* †††	2,052,500
450,000	Symmetry Medical, Inc.* †††	4,518,000
65,000	Zoll Medical Corp.*	1,713,400

		14,910,150

	Health Care Services 1.4%
210,000	Emdeon, Inc., Class A* †††	3,469,200

	Heavy Electrical Equipment 2.1%
200,000	General Cable Corp.*	5,400,000

	Home Entertainment Software 1.4%
200,000	Electronic Arts, Inc.* †††	3,732,000

	Household Products 1.3%
50,000	Clorox Co.†††	3,207,000

	Hypermarkets & Super Centers 4.6%
210,000	Wal-Mart Stores, Inc.†††	11,676,000

	Insurance Brokers 1.3%
140,000	Marsh & McLennan Cos., Inc.†††	3,418,800

Shares		Value

	Integrated Oil & Gas 0.9%
75,000	Marathon Oil Corp.†††	$2,373,000

	Integrated Telecommunication Services 2.5%
107,000	AT&T, Inc.	2,764,880
117,000	Verizon Communications, Inc.†††	3,629,340

		6,394,220

	Internet Software & Services 3.3%
100,000	Akamai Technologies, Inc.* †††	3,141,000
100,000	eBay, Inc.* †††	2,695,000
350,000	United Online, Inc.	2,618,000

		8,454,000

	Leisure Products 1.0%
65,000	Hasbro, Inc.†††	2,488,200

	Life & Health Insurance 1.9%
200,000	Unum Group†††	4,954,000

	Managed Health Care 1.0%
55,000	Humana, Inc.*	2,572,350

	Multi-Line Insurance 4.7%
325,000	Loews Corp.†††	12,116,000

	Oil & Gas Drilling 4.9%
100,000	Ensco plc ADR††† (United Kingdom)	4,478,000
90,000	Noble Corp.*	3,763,800
50,000	Transocean Ltd.*	4,319,000

		12,560,800

	Oil & Gas Equipment & Services 1.0%
1,100,000	Boots & Coots, Inc.*	2,673,000

	Oil & Gas Exploration & Production 3.8%
150,000	Devon Energy Corp.†††	9,664,500

	Oil & Gas Storage & Transportation 1.1%
120,000	Spectra Energy Corp†††	2,703,600

	Pharmaceuticals 1.8%
70,000	Johnson & Johnson†††	4,564,000

	Property & Casualty Insurance 4.8%
260,000	Allstate Corp. (The)†††	8,400,600
150,000	CNA Financial Corp.* †††	4,008,000

		12,408,600

	Restaurants 0.9%
35,000	McDonald’s Corp.†††	2,335,200

	Semiconductors 1.6%
180,000	Intel Corp.	4,006,800

	Steel 3.1%
100,000	Nucor Corp.†††	4,538,000
200,000	Steel Dynamics, Inc.†††	3,494,000

		8,032,000

	Systems Software 3.7%
300,000	Novell, Inc.*	1,797,000
300,000	Oracle Corp.†††	7,707,000

		9,504,000

WASATCH-1ST SOURCE LONG/SHORT FUND (FMLSX) — Schedule of Investments (continued)

Shares		Value

	Water Utilities 0.8%
54,520	Companhia de Saneamento Basico do Estado de Sao Paulo ADR (Brazil)	$2,006,336

	Total Common Stocks (cost $174,355,279)	200,115,806

	PREFERRED STOCKS 2.2%

	Cable & Satellite 0.7%
75,000	Comcast Corp., 7.00%, Series B Pfd.	1,905,000

	Specialized REITs 1.5%
75,000	Public Storage, 6.625%, Series M Pfd.~	1,827,750
75,000	Public Storage, 7.25%, Series K Pfd.~	1,890,000

		3,717,750

	Total Preferred Stocks (cost $4,672,590)	5,622,750

	LIMITED PARTNERSHIP INTEREST 1.0%

	Oil & Gas Storage & Transportation 1.0%
44,549	Plains All American Pipeline L.P.** †††	2,534,838

	Total Limited Partnership Interest (cost $2,013,208)	2,534,838

Principal Amount		Value

	SHORT-TERM INVESTMENTS 20.7%

	Repurchase Agreement 20.7%
$52,912,000	Repurchase Agreement dated 3/31/10, 0.00% due 4/1/10 with Fixed Income Clearing Corporation collateralized by $55,145,000 of United States Treasury Notes 2.75% due 11/30/16; value: $53,973,169; repurchase proceeds: $52,912,000††† (cost $52,912,000)	$52,912,000

	Total Short-Term Investments (cost $52,912,000)	52,912,000

	Total Investments (cost $233,953,077) 102.0%	261,185,394

	Liabilities less Other Assets (2.0)%	(5,214,688)

	NET ASSETS 100.0%	$255,970,706

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.7%

	Airlines 0.0%
400	Allegiant Travel Co., expiring 4/17/10, exercise price $55	$124,000

	Coal & Consumable Fuels 0.1%
600	Alpha Natural Resources, Inc., expiring 6/19/10, exercise price $50	264,000

	Communications Equipment 0.0%
2,000	Brocade Communications Systems, Inc., expiring 7/17/10, exercise price $7	24,000

Number of Contracts		Value

	Computer Hardware 0.1%
1,000	Silicon Graphics International Corp., expiring 6/19/10, exercise price $10	$150,000
1,400	Silicon Graphics International Corp., expiring 6/19/10, exercise price $12.50	49,000

		199,000

	Construction & Engineering 0.1%
600	Chicago Bridge & Iron Co. N.V., expiring 4/17/10, exercise price $20	204,000

	Health Care Equipment 0.1%
750	Medtronic, Inc., expiring 5/22/10, exercise price $44	157,500
500	St. Jude Medical, Inc., expiring 7/17/10, exercise price $40	150,000

		307,500

	Internet Software & Services 0.1%
500	Akamai Technologies, Inc., expiring 5/22/10, exercise price $25	335,000

	Oil & Gas Drilling 0.1%
1,000	Ensco plc ADR, expiring 6/19/10, exercise price $45	285,000

	Steel 0.1%
800	Steel Dynamics, Inc., expiring 5/22/10, exercise price $18	64,000
1,000	Steel Dynamics, Inc., expiring 8/21/10, exercise price $19	110,000

		174,000

	Total Call Options Written (premium $2,011,705)	1,916,500

Shares		Value

	SECURITIES SOLD SHORT 17.0%

	Apparel, Accessories & Luxury Goods 0.4%
40,000	Under Armour, Inc., Class A*	$1,176,400

	Application Software 2.4%
30,000	Salesforce.com, Inc.*	2,233,500
80,000	SAP AG ADR (Germany)	3,853,600

		6,087,100

	Casinos & Gaming 0.7%
100,000	International Game Technology	1,845,000

	Diversified Chemicals 0.5%
40,000	Dow Chemical Co.	1,182,800

	Homebuilding 0.6%
75,000	Toll Brothers, Inc.*	1,560,000

	Integrated Oil & Gas 1.8%
80,000	BP plc ADR (United Kingdom)	4,565,600

	Metal & Glass Containers 0.3%
30,000	Pactiv Corp.*	755,400

	Office REITs 0.5%
100,000	Duke Realty Corp.	1,240,000

	Oil & Gas Drilling 1.4%
40,000	Diamond Offshore Drilling, Inc.	3,552,400

MARCH 31, 2010 (UNAUDITED)

Shares		Value

	Retail REITs 4.5%
40,000	Federal Realty Investment Trust	$2,912,400
100,000	Regency Centers Corp.	3,747,000
33,227	Simon Property Group, Inc.	2,787,745
50,000	Tanger Factory Outlet Centers, Inc.	2,158,000

		11,605,145

	Specialized REITs 1.7%
75,000	Plum Creek Timber Co., Inc.	2,918,250
30,000	Rayonier, Inc.	1,362,900

		4,281,150

	Systems Software 1.0%
84,932	Red Hat, Inc.*	2,485,960

	Wireless Telecommunication Services 1.2%
75,000	American Tower Corp., Class A*	3,195,750

	Total Securities Sold Short (proceeds $39,331,403)	43,532,705

*Non-income producing.

**Common units.

†††All or a portion of this security has been designated as collateral for short sales and call options written (see Note 2).

~ Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2010, Wasatch-1st Source Long/Short Fund’s investments, excluding short-term investments, options written and securities sold short, were in the following countries:

Country	%
Brazil	1.0
Netherlands	0.7
United Kingdom	2.1
United States	96.2

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Schedule of Investments

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 98.5%

$ 6,335,000	U.S. Treasury Bond, 4.25%, 5/15/39	$5,869,770
1,400,000	U.S. Treasury Bond, 4.375%, 2/15/38	1,331,313
15,200,000	U.S. Treasury Bond, 4.50%, 2/15/36	14,846,129
10,000,000	U.S. Treasury Bond, 4.50%, 5/15/38	9,701,560
4,500,000	U.S. Treasury Bond, 4.50%, 8/15/39	4,345,312
22,000,000	U.S. Treasury Bond, 4.75%, 2/15/37	22,302,500
3,020,000	U.S. Treasury Bond, 5.25%, 2/15/29	3,286,138
3,000,000	U.S. Treasury Bond, 5.375%, 2/15/31	3,318,750
90,000,000	U.S. Treasury Strip, principal only, 11/15/27	38,673,630
62,837,000	U.S. Treasury Strip, principal only, 2/15/37	17,078,845
40,851,000	U.S. Treasury Strip, principal only, 5/15/39	9,808,162

	Total U.S. Government Obligations (cost $137,494,188)	130,562,109

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
1,814,000	Repurchase Agreement dated 3/31/10, 0.00% due 4/1/10 with Fixed Income Clearing Corporation collateralized by $1,840,000 of United States Treasury Notes 0.875% due 5/31/11; value: $1,851,500; repurchase proceeds: $1,814,000 (cost $1,814,000)	$1,814,000

	Total Short-Term Investments (cost $1,814,000)	1,814,000

	Total Investments (cost $139,308,188) 99.9%	132,376,109

	Other Assets less Liabilities 0.1%	194,027

	NET ASSETS 100.0%	$132,570,136

	See Notes to Financial Statements.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments	MARCH 31, 2010 (UNAUDITED)

Principal Amount		Value

	ASSET BACKED SECURITIES 3.0%
$ 600,000	Capital One Multi-Asset Execution Trust, 4.70%, 6/15/15, Series 2005-A7, Class A7	$639,227
1,500,000	Citibank Credit Card Issuance Trust, 4.90%, 6/23/16, Series 2009-A4, Class A4	1,628,346
650,000	MBNA Credit Card Master Note Trust, 4.10%, 10/15/12, Series 2005-A3, Class A3	652,919
850,000	World Financial Network Credit Card Master Note Trust, 4.60%, 9/15/15, Series 2009-A, Class A	880,832

	Total Asset Backed Securities (cost $3,736,710)	3,801,324

	COLLATERALIZED MORTGAGE OBLIGATIONS 24.1%
390,220	ABN Amro Mortgage Corp., 5.50%, 2/25/18, Series 2003-13, Class A2	394,406
40,104	Banc of America Mortgage Securities, Inc., 3.493091%, 2/25/33, Series 2003-A, Class 3A1^^^	35,078
250,000	Bank of America Commercial Mortgage, Inc., 5.038808%, 11/10/42, Series 2005-1, Class A4^^^	259,050
390,000	Bear Stearns Commercial Mortgage Securities, 4.735%, 9/11/42, Series 2005-PWR9, Class A2	392,387
420,672	Countrywide Home Loans, 4.50%, 8/25/19, Series 2004-J7, Class 2A1	403,566
94,629	Credit Suisse First Boston Mortgage Securities Corp., 4.302%, 7/15/36, Series 2004-C3, Class A3	94,636
119,307	Federal Home Loan Mortgage Corp., 2.735%, 12/1/32, Series 847527^^^	124,216
158,113	Federal Home Loan Mortgage Corp., 2.871%, 5/1/31, Series 847292^^^	162,710
46,367	Federal Home Loan Mortgage Corp., 3.497%, 8/1/33, Series 847281^^^	48,415
104,863	Federal Home Loan Mortgage Corp., 4.00%, 12/15/11, Series 2892, Class UJ	105,279
173,359	Federal Home Loan Mortgage Corp., 4.00%, 12/15/13, Series 2584, Class LE	176,320
420,998	Federal Home Loan Mortgage Corp., 4.50%, 12/15/13, Series 2717, Class HP	439,473
75,455	Federal Home Loan Mortgage Corp., 4.50%, 6/15/15, Series 2622, Class PC	76,079
418,586	Federal Home Loan Mortgage Corp., 4.50%, 7/15/15, Series 2864, Class CV	432,797
812,574	Federal Home Loan Mortgage Corp., 4.50%, 12/1/18, Series G11657	855,368
104,001	Federal Home Loan Mortgage Corp., 5.00%, 2/15/16, Series 2541, Class JB	104,537
205,813	Federal Home Loan Mortgage Corp., 5.00%, 5/15/16, Series R007, Class AL	210,164
371,171	Federal Home Loan Mortgage Corp., 5.00%, 2/15/23, Series 2960, Class KP	386,107
258,696	Federal Home Loan Mortgage Corp., 5.125%, 6/15/18, Series R016, Class AM	268,676
209,406	Federal Home Loan Mortgage Corp., 5.50%, 10/15/14, Series R014, Class AL	212,691
546,866	Federal Home Loan Mortgage Corp., 5.50%, 5/15/15, Series 2808, Class VA	591,171
1,821,308	Federal Home Loan Mortgage Corp., 5.50%, 12/15/19, Series R010, Class AB	1,904,713
244,987	Federal Home Loan Mortgage Corp., 5.50%, 10/1/25, Series C90925	260,283
564,307	Federal Home Loan Mortgage Corp., 5.50%, 8/1/29, Series C46102	599,724

Principal Amount		Value

$ 182,535	Federal Home Loan Mortgage Corp., 5.703%, 11/1/35, Series 1M0010^^^	$193,428
329,301	Federal Home Loan Mortgage Corp., 5.875%, 5/15/16, Series R007, Class AC	337,474
506,851	Federal Home Loan Mortgage Corp., 6.00%, 2/15/27, Series 3164, Class NA	511,785
379,363	Federal National Mortgage Assoc., 2.305%, 1/1/35, Series 825245^^^	387,656
265,647	Federal National Mortgage Assoc., 2.568%, 11/1/34, Series 782320^^^	273,339
277,198	Federal National Mortgage Assoc., 3.267%, 2/1/21, Series 313380^^^	282,452
262,488	Federal National Mortgage Assoc., 3.274%, 1/1/18, Series 57735^^^	267,708
17,961	Federal National Mortgage Assoc., 3.35%, 10/1/32, Series 659657^^^	18,568
827,647	Federal National Mortgage Assoc., 3.875%, 1/25/39, Series 2009-2, Class WJ	851,313
646,065	Federal National Mortgage Assoc., 4.00%, 10/25/32, Series 2003-28, Class GA	670,741
338,204	Federal National Mortgage Assoc., 4.25%, 9/25/22, Series 2003-17, Class ED	351,506
711,868	Federal National Mortgage Assoc., 4.50%, 3/25/17, Series 2003-17, Class HD	732,713
758,076	Federal National Mortgage Assoc., 4.50%, 5/1/19, Series 725445	796,934
756,498	Federal National Mortgage Assoc., 4.50%, 7/1/19, Series 725609	795,276
620,722	Federal National Mortgage Assoc., 4.50%, 6/25/29, Series 2005-121 Class V	634,166
678,431	Federal National Mortgage Assoc., 4.50%, 1/25/30, Series 2004-67, Class AC	706,122
1,301,800	Federal National Mortgage Assoc., 5.00%, 7/25/23, Series 2005-4, Class VG	1,381,089
250,000	Federal National Mortgage Assoc., 5.50%, 5/25/23, Series 2003-42, Class EK	267,265
121,342	Federal National Mortgage Assoc., 5.50%, 11/25/26, Series 2007-63, Class PA	123,249
194,901	Federal National Mortgage Assoc., 6.30%, 9/25/15, Series 2001-M2, Class C^^^	198,434
233,484	First Horizon Mortgage, Inc., 5.75%, 2/25/33, Series 2002-9, Class 1A3	231,253
966,553	Government National Mortgage Assoc., 3.387%, 6/16/30, Series 2006-19, Class A	982,340
1,123,088	Government National Mortgage Assoc., 4.50%, 8/15/24, Series 717874	1,177,498
419,246	Government National Mortgage Assoc., 4.50%, 1/20/31, Series 2005-38, Class A	430,511
1,440,418	Government National Mortgage Assoc., 4.50%, 8/20/34, Series 2009-36, Class G	1,511,486
1,934,063	Government National Mortgage Assoc., 4.50%, 8/16/35, Series 2009-62, Class DT	2,023,007
650,000	Government National Mortgage Assoc., 4.658%, 12/16/30, Series 2005-12, Class C	686,492
68,757	Government National Mortgage Assoc., 5.00%, 11/20/28, Series 2004-1, Class TB	68,972
460,288	Government National Mortgage Assoc., 5.00%, 12/20/29, Series 2004-101, Class MA	473,573
900,000	Government National Mortgage Assoc., 5.00%, 5/20/31, Series 2004-19, Class PD	943,425
1,541,936	Government National Mortgage Assoc., 5.00%, 9/16/31, Series 2009-38, Class A	1,642,297
866,224	Government National Mortgage Assoc., 5.00%, 4/20/33, Series 2009-8, Class LA	892,649
500,000	Government National Mortgage Assoc., 5.00%, 7/20/34, Series 2004-105, Class MC	526,771
467,782	Government National Mortgage Assoc., 5.00%, 8/20/39, Series 004513	482,773

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)

Principal Amount		Value

$ 95,312	LB-UBS Commercial Mortgage Trust, 4.187%, 8/15/29, Series 2004-C6, Class A2	$95,342

	Total Collateralized Mortgage Obligations (cost $29,721,824)	30,487,453

	CORPORATE BONDS 28.2%

	Aerospace & Defense 0.4%
200,000	General Dynamics Corp., 4.25%, 5/15/13	213,622
250,000	Martin Marietta Corp., 7.375%, 4/15/13	282,335

		495,957

	Air Freight & Logistics 0.4%
500,000	United Parcel Service, Inc., 3.875%, 4/1/14	523,796

	Automotive Retail 0.2%
300,000	AutoZone, Inc., 5.50%, 11/15/15	318,555

	Biotechnology 0.2%
300,000	Amgen, Inc., 4.85%, 11/18/14	325,639

	Cable & Satellite 0.5%
550,000	Comcast Corp., 5.30%, 1/15/14	591,344

	Computer Hardware 0.3%
300,000	Hewlett-Packard Co., 6.50%, 7/1/12	331,969

	Construction & Farm Machinery & Heavy Trucks 1.0%
425,000	Caterpillar Financial Services Corp., 5.125%, 10/12/11 MTN	450,116
250,000	John Deere Capital Corp., 4.90%, 9/9/13 MTN	270,162
500,000	PACCAR Financial Corp., 1.95%, 12/17/2012 MTN	498,934

		1,219,212

	Consumer Finance 0.7%
100,000	American Express Co., 4.875%, 7/15/13	105,476
700,000	American Express Credit Corp., 5.875%, 5/2/13 MTN	758,261

		863,737

	Distillers & Vintners 0.5%
504,000	Diageo Capital plc, 7.375%, 1/15/14 (United Kingdom)	586,117

	Diversified Banks 3.5%
500,000	HSBC Capital Funding L.P., 4.61%, 6/27/13 (Jersey, C.I.)^^^	460,133
325,000	HSBC Finance Corp., 6.375%, 10/15/11	345,794
950,000	Royal Bank of Canada New York, 2.25%, 3/15/13	958,109
500,000	SouthTrust Corp., 5.80%, 6/15/14	530,216
650,000	U.S. Bancorp, 4.20%, 5/15/14	681,975
700,000	Wells Fargo & Co., 0.33888%, 1/24/12^^^	694,945
725,000	Wells Fargo & Co., 6.375%, 8/1/11	767,001

		4,438,173

	Diversified Metals & Mining 0.4%
450,000	Rio Tinto Alcan, Inc., 4.50%, 5/15/13 (Canada)	473,305

	Drug Retail 0.8%
550,000	CVS Caremark Corp., 5.75%, 8/15/11	581,434
400,000	Walgreen Co., 4.875%, 8/1/13	435,464

		1,016,898

Principal Amount		Value

	Electric Utilities 1.1%
$ 350,000	Energy East Corp., 6.75%, 6/15/12	$385,272
300,000	Florida Power & Light Co., 4.85%, 2/1/13	322,385
600,000	Georgia Power Co., 5.125%, 11/15/12, Series K	651,016

		1,358,673

	Footwear 0.5%
600,000	Nike, Inc., 5.15%, 10/15/15 MTN	656,725

	Health Care Distributors 0.3%
400,000	Cardinal Health, Inc., 6.75%, 2/15/11	418,066

	Health Care Equipment 0.2%
250,000	Baxter International, Inc., 4.625%, 3/15/15	267,221

	Household Appliances 0.3%
350,000	Whirlpool Corp., 8.00%, 5/1/12	384,671

	Industrial Conglomerates 3.1%
500,000	3M Co., 4.375%, 8/15/13 MTN	536,344
1,000,000	General Electric Capital Corp., 5.40%, 2/15/17 MTN	1,046,127
1,025,000	General Electric Capital Corp., 5.72%, 8/22/11 MTN	1,038,269
1,000,000	General Electric Capital Corp., 5.90%, 5/13/14	1,100,246
240,000	Tyco International Finance Ltd. S.A., 6.00%, 11/15/13	265,228

		3,986,214

	Industrial Gases 0.5%
600,000	Praxair, Inc., 2.125%, 6/14/13	601,465

	Industrial Machinery 0.5%
600,000	Parker Hannifin Corp., 4.875%, 2/15/13	630,345

	Integrated Oil & Gas 1.4%
360,000	BP Capital Markets plc, 5.25%, 11/7/13 (United Kingdom)	396,153
500,000	ConocoPhillips, 4.60%, 1/15/15	536,244
750,000	Marathon Oil Canada Corp., 8.375%, 5/1/12 (Canada)	842,593

		1,774,990

	Integrated Telecommunication Services 1.1%
191,619	Ameritech Capital Funding, 9.10%, 6/1/16	221,815
800,000	AT&T Corp., 7.30%, 11/15/11	874,466
300,000	Verizon Communications, 4.375%, 6/1/13	318,546

		1,414,827

	Investment Banking & Brokerage 0.8%
500,000	Goldman Sachs Group, Inc. (The), 0.38781%, 6/28/10 MTN^^^	500,114
500,000	Goldman Sachs Group, Inc. (The), 5.35%, 1/15/16	526,711

		1,026,825

	Life & Health Insurance 1.3%
500,000	Principal Life Income Funding Trusts, 5.30%, 4/24/13 MTN	536,729
600,000	Prudential Financial, Inc., 6.20%, 1/15/15	654,974
480,000	Prudential Holdings, LLC, 7.245%, 12/18/23, Series FSA	514,627

		1,706,330

MARCH 31, 2010 (UNAUDITED)

Principal Amount		Value

	Movies & Entertainment 0.2%
$ 250,000	Walt Disney Co. (The), 4.50%, 12/15/13	$269,232

	Oil & Gas Exploration & Production 0.3%
300,000	Apache Corp., 6.25%, 4/15/12	327,573

	Other Diversified Financial Services 1.4%
1,350,000	Bear Stearns Co., LLC (The), 5.70%, 11/15/14	1,470,162
260,000	Source One Mortgage Services, 9.00%, 6/1/12, Series B	286,640

		1,756,802

	Personal Products 0.6%
655,000	Avon Products, Inc., 5.625%, 3/1/14	718,193

	Pharmaceuticals 1.1%
600,000	AstraZeneca plc, 5.40%, 9/15/12 (United Kingdom)	655,224
625,000	Pfizer, Inc., 5.35%, 3/15/15	688,659

		1,343,883

	Property & Casualty Insurance 1.2%
435,000	Allstate Corp. (The), 7.50%, 6/15/13	495,490
650,000	Berkshire Hathaway Finance Corp., 4.625%, 10/15/13	701,326
325,000	Progressive Corp. (The), 6.375%, 1/15/12	351,341

		1,548,157

	Railroads 0.7%
300,000	Burlington Northern Santa Fe, LLC,	315,326
	4.30%, 7/1/13	540,549

500,000	Union Pacific Corp., 6.125%, 1/15/12	855,875

	Regional Banks 1.0%
800,000	BB&T Corp., 4.75%, 10/1/12	843,616
200,000	Fifth Third Bancorp, 5.45%, 1/15/17	197,769
250,000	Old National Bancorp, 5.00%, 5/20/10 MTN	250,426

		1,291,811

	Soft Drinks 0.5%
600,000	Bottling Group, LLC, 4.625%, 11/15/12	644,151

	Special Purpose Entity 0.2%
206,000	Targeted Return Index Fund, 6.814%, 1/15/12, Series 2002-10*** ^^^	221,887

	Specialized Finance 0.5%
600,000	CME Group, Inc., 5.40%, 8/1/13	654,649

	Systems Software 0.5%
650,000	Oracle Corp., 4.95%, 4/15/13	706,142

	Total Corporate Bonds (cost $34,080,381)	35,749,409

	MUNICIPAL BONDS 1.8%

650,000	Arizona State Transportation Board Highway Revenue, 5.00%, 7/1/23	700,011
500,000	Iowa Student Loan Liquidity Corp., 0.00%, 12/1/37 *** ^^^	490,850
600,000	Kentucky Higher Education Student Loan Corp., 0.00%, 6/1/36, Series A-2*** ^^^	589,020

Principal Amount		Value

$ 500,000	Richmond, CA Joint Powers Financing Authority Revenue, 8.25%, 7/1/19	$502,775

	Total Municipal Bonds (cost $2,253,167)	2,282,656

Shares		Value

	MUTUAL FUNDS 0.7%

49,765	Eaton Vance Short Duration Diversified Income Fund	$843,517

	Total Mutual Funds (cost $751,526)	843,517

	EXCHANGE TRADED FUNDS 1.0%

12,000	iShares iBoxx Investment Grade Corporate Bond Fund	1,268,760

	Total Exchange Traded Funds (cost $1,069,330)	1,268,760

Principal Amount		Value

	U.S. GOVERNMENT AGENCY SECURITIES 21.7%

$1,000,000	Federal Farm Credit Bank, 3.85%, 2/11/15	$1,051,359
1,000,000	Federal Farm Credit Bank, 3.875%, 10/7/13	1,060,229
650,000	Federal Farm Credit Bank, 4.875%, 4/1/14	712,280
500,000	Federal Farm Credit Bank, 4.875%, 1/17/17	541,784
650,000	Federal Farm Credit Bank, 5.20%, 12/27/12	671,635
1,000,000	Federal Home Loan Bank, 1.25%, 4/15/14 W/I	999,080
1,000,000	Federal Home Loan Bank, 2.00%, 7/27/12	1,004,141
1,000,000	Federal Home Loan Bank, 2.00%, 7/17/14	1,017,661
1,000,000	Federal Home Loan Bank, 4.875%, 11/15/11, Series RY11	1,063,054
400,000	Federal Home Loan Bank, 5.00%, 12/16/11, Series WE11	427,092
1,550,000	Federal Home Loan Bank, 5.00%, 9/14/12	1,677,315
2,000,000	Federal Home Loan Mortgage Corp., 0.75%, 2/24/12	2,002,348
1,000,000	Federal Home Loan Mortgage Corp., 3.50%, 5/29/13	1,049,967
1,600,000	Federal Home Loan Mortgage Corp., 4.75%, 11/17/15	1,740,578
1,400,000	Federal Home Loan Mortgage Corp., 5.50%, 3/28/16	1,461,977
700,000	Federal Home Loan Mortgage Corp., 5.55%, 10/4/16	741,737
1,000,000	Federal National Mortgage Assoc., 1.00%, 2/25/13	999,445
1,000,000	Federal National Mortgage Assoc., 1.45%, 5/12/11	1,000,971
1,000,000	Federal National Mortgage Assoc., 2.05%, 5/21/14	1,009,453

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)

Principal Amount		Value

$ 700,000	Federal National Mortgage Assoc., 2.20%, 12/3/12	$705,072
900,000	Federal National Mortgage Assoc., 2.375%, 3/23/12	909,994
600,000	Federal National Mortgage Assoc., 4.00%, 1/18/13	614,160
1,500,000	Federal National Mortgage Assoc., 4.375%, 7/17/13	1,615,980
700,000	Federal National Mortgage Assoc., 5.00%, 4/26/17	702,155
600,000	Federal National Mortgage Assoc., 5.24%, 8/7/18	632,911
800,000	Tennessee Valley Authority, 6.00%, 3/15/13, Series C	897,576
1,000,000	Tennessee Valley Authority, 6.25%, 12/15/17, Series E	1,153,867

	Total U.S. Government Agency Securities (cost $26,872,823)	27,463,821

	U.S. TREASURY NOTES 10.0%

7,200,000	U.S. Treasury Note, 3.75%, 11/15/18	7,254,562
5,000,000	U.S. Treasury Note, 4.25%, 8/15/15	5,398,440

	Total U.S. Treasury Notes (cost $12,579,508)	12,653,002

	U.S. TREASURY INFLATION PROTECTED BONDS 3.1%

3,826,577	U.S. Treasury Note, 1.625%, 1/15/18	3,914,768

	Total U.S. Treasury Inflation Protected Bonds (cost $3,791,279)	3,914,768

Shares		Value

	PREFERRED STOCKS 0.9%

	Diversified Banks 0.3%
19,700	CABCO TST For GS CAP 1, 3.25%, 2/15/34, Series GS Pfd.^^^	$377,846

	Investment Banking & Brokerage 0.2%
10,000	Morgan Stanley Cap Tr VI , 6.60%, 2/1/46 Pfd.	234,700

	Other Diversified Financial Services 0.4%
5,000	Bank of America Corp., 8.20%, 5/1/13, Series H Pfd.~	128,700
10,000	Bank One Capital TR VI , 7.2% Pfd.	254,700
8,000	ING Groep N.V., 7.375%
	Pfd. (Netherlands)~	175,680

		559,080

	Total Preferred Stocks (cost $1,273,969)	1,171,626

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.3%

	Repurchase Agreement 5.3%
$6,788,000	Repurchase Agreement dated 3/31/10, 0.00% due 4/1/10 with Fixed Income Clearing Corporation collateralized by $6,960,000 of United States Treasury Notes 3.25% due 3/31/17; value: $6,925,200; repurchase proceeds: $6,788,000 (cost $6,788,000)	$6,788,000

	Total Short-Term Investments (cost $6,788,000)	6,788,000

	Total Investments (cost $122,918,517) 99.8%	126,424,336

	Other Assets less Liabilities 0.2%	276,204

	NET ASSETS 100.0%	$126,700,540

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 2).

^^^ Variable Rate Securities.

~ Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

MTN Medium Term Note.

W/I When Issued.

See Notes to Financial Statements.

At March 31, 2010, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	1.1
Jersey, C.I.	0.4
Netherlands	0.1
United Kingdom	1.4
United States	97.0

TOTAL	100.0%

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WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING MARKETS SMALL CAP FUND	GLOBAL OPPORTUNITIES FUND

Assets:
Investments, at cost
Unaffiliated issuers	$309,734,083	$84,127,039	$120,916,354
Repurchase agreements	25,319,000	5,721,000	8,758,000

	$335,053,083	$89,848,039	$129,674,354

Investments, at market value
Unaffiliated issuers	$380,470,779	$104,744,629	$161,723,651
Repurchase agreements	25,319,000	5,721,000	8,758,000

	405,789,779	110,465,629	170,481,651
Cash	681	152	443
Foreign currency on deposit (cost of $27, $337,699, $68,760, $32,003, $4, $2,904, $39,735, $179,621, and $11, respectively)	30	338,617	68,720
Receivable for investment securities sold	—	—	1,378,392
Capital shares receivable	785,205	207,974	450,257
Interest and dividends receivable	280,113	395,513	256,048
Receivable from Advisor	—	21,661	8,268
Prepaid expenses and other assets	23,116	16,451	21,385
Unrealized appreciation on foreign currency contracts	—	3,060	2,459

Total Assets	406,878,924	111,449,057	172,667,623

Liabilities:
Call options written at value (premiums of $0, $0, $0, $0, $0, $2,000, $0, $0, and $0, respectively)	—	—	—
Bank overdraft	—	—	—
Payable for securities purchased	—	1,827,816	677,277
Capital shares payable	205,733	1,002	18,962
Accrued investment advisory fees	336,337	148,914	272,998
Accrued fund administration fees	15,488	3,822	6,380
Accrued expenses and other liabilities	343,094	32,072	91,211
Other payables	—	668,424	114,304
Unrealized depreciation on foreign currency contracts	—	—	—

Total Liabilities	900,652	2,682,050	1,181,132

Net Assets	$405,978,272	$108,767,007	$171,486,491

Net Assets Consist of:
Capital stock	$140,229	$554,647	$459,907
Paid-in capital in excess of par	459,797,596	107,296,671	126,494,645
Undistributed net investment income (loss)	2,719,136	(165,934)	(1,357,495)
Undistributed net realized gain (loss) on investments and foreign currency translations	(127,415,607)	(18,815,550)	5,241,202
Net unrealized appreciation (depreciation) on investments and foreign currency translations	70,736,918	19,897,173	40,648,232

Net Assets	$405,978,272	$108,767,007	$171,486,491

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	14,022,938	55,464,658	45,990,717

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$28.95	$1.96	$3.73

See Notes to Financial Statements.

MARCH 31, 2010 (UNAUDITED)

GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND	HERITAGE VALUE FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND

$49,704,498	$63,782,931	$2,564,359	$144,714,212	$92,883,903	$257,262,652
3,676,000	2,616,000	775,000	1,820,000	10,699,000	8,104,000

$53,380,498	$66,398,931	$3,339,359	$146,534,212	$103,582,903	$265,366,652

$59,846,588	$78,402,100	$3,023,897	$186,682,751	$121,918,199	$289,929,168
3,676,000	2,616,000	775,000	1,820,000	10,699,000	8,104,000

63,522,588	81,018,100	3,798,897	188,502,751	132,617,199	298,033,168
1,024	787	167	582	956	—
32,312	4	2,904	41,037	181,849	11
2,267,393	—	21,685	1,157,878	1,594,560	1,223,958
9,654	21,251	—	17,628	69,013	39,587
99,968	62,926	631	565,237	380,117	239,268
3,115	7,595	6,072	—	31,966	—
12,311	7,719	9,685	11,289	19,034	16,803
3,381	—	—	—	90,416	—

65,951,746	81,118,382	3,840,041	190,296,402	134,985,110	299,552,795

—	—	2,912	—	—	—
—	—	—	—	—	51,810
875,316	—	153,259	342,353	1,310,042	1,854,195
63,328	21,848	—	75,199	92,533	47,357
81,138	47,853	2,154	237,046	213,498	485,991
2,517	3,190	149	7,443	5,052	11,505
53,052	60,913	28,085	94,814	138,477	83,534
—	—	—	327,590	145,904	36,822
—	—	2	3,148	6,028	1,309

1,075,351	133,804	186,561	1,087,593	1,911,534	2,572,523

$64,876,395	$80,984,578	$3,653,480	$189,208,809	$133,073,576	$296,980,272

$50,504	$78,709	$4,113	$120,567	$584,586	$674,285
88,441,572	75,960,195	4,231,212	218,755,933	111,857,877	356,991,340
(748,671)	350,658	5,316	(1,272,722)	(2,308,939)	(1,139,365)
(32,971,703)	(10,024,154)	(1,045,787)	(69,977,268)	(5,960,382)	(92,187,031)
10,104,693	14,619,170	458,626	41,582,299	28,900,434	32,641,043

$64,876,395	$80,984,578	$3,653,480	$189,208,809	$133,073,576	$296,980,272

10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
5,050,367	7,870,906	411,268	12,056,736	58,458,594	67,428,474

$12.85	$10.29	$8.88	$15.69	$2.28	$4.40

WASATCH FUNDS — Statements of Assets and Liabilities (continued)

	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND

Assets:
Investments, at cost
Unaffiliated issuers	$135,426,431	$689,519,151	$194,648,571
Repurchase agreements	24,263,000	77,034,000	12,683,000

	$159,689,431	$766,553,151	$207,331,571

Investments, at market value
Unaffiliated issuers	$161,445,171	$936,699,302	$216,162,452
Repurchase agreements	24,263,000	77,034,000	12,683,000

	185,708,171	1,013,733,302	228,845,452

Cash	506	702	311
Foreign currency on deposit (cost of $0, $0, $0, $5,069, $0, $0, $0, $0, and $0, respectively)	—	—	—
Receivable for investment securities sold	250,694	—	691,463
Receivable from broker for securities sold short	—	—	—
Capital shares receivable	250,285	2,345,911	69,318
Interest and dividends receivable	103,924	303,422	267,363
Receivable from Advisor	6,207	—	—
Prepaid expenses and other assets	13,258	50,778	17,754
Unrealized appreciation on foreign currency contracts	178	13,745	—

Total Assets	186,333,223	1,016,447,860	229,891,661

Liabilities:
Call options written at value (premiums of $0, $0, $0, $0, $0, $0, $2,011,705, $0, and $0, respectively)	—	—	—
Securities sold short, at value (proceeds of $0, $0, $0, $69,494, $0, $0, $39,331,403, $0, and $0, respectively)	—	—	—
Bank overdraft	—	—	—
Payable for securities purchased	2,744,434	6,811,945	2,751,649
Capital shares payable	76,535	1,170,391	108,994
Dividends payable to shareholders	—	—	—
Accrued investment advisory fees	296,383	844,722	285,094
Accrued fund administration fees	6,986	38,680	8,809
Accrued expenses and other liabilities	30,936	385,507	180,286
Other payables	11,301	303,084	—
Unrealized depreciation on foreign currency contracts	266,183	—	167

Total Liabilities	3,432,758	9,554,329	3,334,999

Net Assets	$182,900,465	$1,006,893,531	$226,556,662

Net Assets Consist of:
Capital stock	$776,753	$312,200	$737,085
Paid-in capital in excess of par	180,419,673	834,922,698	348,875,087
Undistributed net investment income (loss)	(1,949,554)	(3,954,827)	767,354
Undistributed net realized loss on investments and foreign currency translations	(22,035,703)	(71,263,399)	(145,336,577)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	25,689,296	246,876,859	21,513,713

Net Assets	$182,900,465	$1,006,893,531	$226,556,662

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	77,675,299	31,219,950	73,708,460

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$2.35	$32.25	$3.07

See Notes to Financial Statements.

MARCH 31, 2010 (UNAUDITED)

STRATEGIC INCOME FUND	ULTRA GROWTH FUND	INCOME EQUITY FUND	LONG/SHORT FUND	U.S. TREASURY FUND	INCOME FUND

$15,619,186	$89,338,785	$1,358,623,480	$181,041,077	$137,494,188	$116,130,517
1,290,000	—	62,558,000	52,912,000	1,814,000	6,788,000

$16,909,186	$89,338,785	$1,421,181,480	$233,953,077	$139,308,188	$122,918,517

$16,671,371	$122,995,286	$1,595,474,864	$208,273,394	$130,562,109	$119,636,336
1,290,000	—	62,558,000	52,912,000	1,814,000	6,788,000

17,961,371	122,995,286	1,658,032,864	261,185,394	132,376,109	126,424,336

625	—	958	708	262	149

5,069	—	—	—	—	—
926,725	553,205	—	11,134,274	—	—
156,992	—	—	30,411,267	—	—
54	2,550	2,896,013	636,336	104,085	406,974
107,425	25,627	2,368,360	214,980	559,669	1,044,407
4,790	—	42,719	—	6,574	—
14,733	13,275	121,569	26,849	34,325	20,609
—	—	—	—	—	—

19,177,784	123,589,943	1,663,462,483	303,609,808	133,081,024	127,896,475

—	—	—	1,916,500	—	—

52,861	—	—	43,532,705	—	—
—	21,546	—	—	—	—
377,126	21,987	4,605,844	1,789,568	—	1,000,000
5,632	559,484	1,390,812	80,582	256,534	27,203
2,253	—	458,304	—	135,809	58,618
10,816	129,668	1,238,060	225,170	57,352	58,891
728	4,809	64,056	9,162	5,572	5,106
34,691	88,172	486,299	60,215	55,621	46,117
—	—	—	25,200	—	—
—	—	—	—	—	—

484,107	825,666	8,243,375	47,639,102	510,888	1,195,935

$18,693,677	$122,764,277	$1,655,219,108	$255,970,706	$132,570,136	$126,700,540

$25,446	$68,481	$1,255,102	$215,097	$94,513	$125,799
26,922,641	135,758,314	1,505,202,152	244,619,183	140,241,930	126,801,143
206,483	(1,186,588)	(377,857)	102,179	(4,430)	(11,909)
(9,530,027)	(45,532,385)	(87,711,794)	(12,091,973)	(829,798)	(3,720,311)

1,069,134	33,656,455	236,851,505	23,126,220	(6,932,079)	3,505,818

$18,693,677	$122,764,277	$1,655,219,108	$255,970,706	$132,570,136	$126,700,540

10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
2,544,616	6,848,052	125,510,187	21,509,658	9,451,265	12,579,934

$7.35	$17.93	$13.19	$11.90	$14.03	$10.07

WASATCH FUNDS — Statements of Operations

	CORE GROWTH FUND	EMERGING MARKETS SMALL CAP FUND	GLOBAL OPPORTUNITIES FUND

Investment Income:
Interest	$783	$362	$456
Dividends[1]
Unaffiliated issuers	2,941,423	833,060	869,287

Total investment income	2,942,206	833,422	869,743

Expenses:
Investment advisory fees	1,911,222	696,340	1,391,485
Shareholder servicing fees	435,782	77,655	131,277
Fund administration fees	52,709	11,586	20,774
Fund accounting fees	36,640	22,290	35,617
Reports to shareholders	70,493	12,183	27,658
Custody fees	28,931	62,799	51,023
Federal and state registration fees	13,351	10,562	21,196
Legal fees	14,247	2,763	5,946
Trustees’ fees	11,536	1,588	3,392
Audit fees	11,310	11,047	11,009
Interest	5,481	684	1,366
Other	25,598	4,383	5,583

Total expenses before reimbursement	2,617,300	913,880	1,706,326
Reimbursement of expenses by Advisor	—	(85,226)	(93,427)

Net Expenses	2,617,300	828,654	1,612,899

Net Investment Income (Loss)	324,906	4,768	(743,156)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	(1,712,717)	5,189,624	5,274,635
Net realized gain on options written	—	—	—
Realized foreign capital gains taxes	—	(93,832)	(27,477)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	43,677,972	12,429,358	13,993,767
Deferred foreign capital gains taxes	—	(720,658)	(114,304)

Net gain on investments	41,965,255	16,804,492	19,126,621

Net Increase in Net Assets Resulting from Operations	$42,290,161	$16,809,260	$18,383,465

[1]	Net of $29,458, $30,255, $35,739, $6,268, $4,345, $471, $69,502, $41,941 and $33,993 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2010 (UNAUDITED)

GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND	HERITAGE VALUE FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND

$407	$129	$22	$277	$583	$443

297,467	722,532	32,945	1,249,206	758,150	1,890,598

297,874	722,661	32,967	1,249,483	758,733	1,891,041

457,592	270,105	12,967	1,366,000	1,107,290	2,686,507
80,014	92,054	12,140	154,701	245,863	140,796
8,554	10,739	514	25,687	16,250	38,492
15,225	12,810	6,369	28,325	26,158	30,704
18,254	13,902	4,229	26,723	42,345	29,583
10,818	6,470	1,091	57,842	40,034	28,652
8,533	8,347	8,943	10,673	11,156	12,561
2,341	2,978	70	7,228	4,427	10,620
1,737	2,195	100	4,999	2,780	7,752
11,262	11,262	11,264	11,262	11,262	11,262
786	1,004	36	2,267	1,400	3,523
5,156	5,803	1,913	10,816	5,718	14,129

620,272	437,669	59,636	1,706,523	1,514,683	3,014,581
(20,447)	(65,671)	(41,782)	—	(222,896)	—

599,825	371,998	17,854	1,706,523	1,291,787	3,014,581

(301,951)	350,663	15,113	(457,040)	(533,054)	(1,123,540)

5,325,503	514,301	278,267	10,268,417	9,372,579	(5,342,239)
—	630	91,584	—	—	—
—	—	—	(291,277)	—	(14,159)

3,918,311	7,738,248	46,340	12,661,830	8,149,486	41,205,345
—	—	—	(327,591)	(145,904)	(22,663)

9,243,814	8,253,179	416,191	22,311,379	17,376,161	35,826,284

$8,941,863	$8,603,842	$431,304	$21,854,339	$16,843,107	$34,702,744

WASATCH FUNDS — Statements of Operations (continued)

	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND

Investment Income:
Interest	$1,308	$4,828	$442
Dividends[1]
Unaffiliated issuers	507,270	1,850,357	2,072,534
Other	—	—	—

Total investment income	508,578	1,855,185	2,072,976

Expenses:
Investment advisory fees	1,439,396	4,454,632	1,614,756
Shareholder servicing fees	132,001	732,779	269,257
Fund administration fees	21,401	126,124	29,908
Fund accounting fees	22,338	78,704	24,327
Reports to shareholders	24,068	132,182	46,581
Custody fees	18,818	69,304	10,799
Federal and state registration fees	9,913	35,163	10,649
Legal fees	5,384	34,291	8,272
Trustees’ fees	3,339	23,047	6,198
Audit fees	11,263	11,263	11,262
Dividends on securities sold short	—	—	—
Interest	1,429	10,202	2,835
Other	5,665	32,041	12,341

Total expenses before reimbursement	1,695,015	5,739,732	2,047,185
Reimbursement of expenses by Advisor	(24,836)	—	—

Net Expenses	1,670,179	5,739,732	2,047,185

Net Investment Income (Loss)	(1,161,601)	(3,884,547)	25,791

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	10,549,234	954,198	11,669,654
Net realized gain on options written	569,363	—	—
Net realized gain (loss) on short positions	—	—	—
Realized foreign capital gains taxes	52,263	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	6,507,780	113,132,954	12,602,068
Deferred foreign capital gains taxes	(63,564)	(303,084)	—

Net gain (loss) on investments	17,615,076	113,784,068	24,271,722

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,453,475	$109,899,521	$24,297,513

[1]	Net of $11,967, $18,927, $0, $1,618, $291, $0, $814, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2010 (UNAUDITED)

STRATEGIC INCOME FUND	ULTRA GROWTH FUND	INCOME EQUITY FUND	LONG/SHORT FUND	U.S. TREASURY FUND	INCOME FUND

$19,576	$46	$3,308	$1,814	$3,182,989	$2,185,109

454,457	239,266	17,460,686	1,625,508	—	86,894
—	—	—	—	820	—

474,033	239,312	17,463,994	1,627,322	3,183,809	2,272,003

61,836	754,024	6,772,005	1,034,227	351,189	330,187
20,810	148,508	905,858	90,253	105,678	28,198
2,443	16,833	211,288	26,868	19,183	16,836
8,505	19,203	122,657	20,394	13,298	25,693
2,824	31,416	204,204	23,786	17,430	3,657
2,580	18,727	17,117	7,620	1,847	7,088
8,147	8,935	61,936	17,928	24,100	11,235
718	4,768	60,004	6,427	5,280	4,504
512	3,434	39,928	4,325	4,265	3,303
11,310	11,262	11,047	10,995	11,262	10,994
662	—	—	310,997	—	—
4,779	2,868	17,469	61,749	—	—
6,467	7,345	51,483	6,661	10,399	6,185

131,593	1,027,323	8,474,996	1,622,230	563,931	447,880
(41,473)	—	(107,330)	—	(31,654)	—

90,120	1,027,323	8,367,666	1,622,230	532,277	447,880

383,913	(788,011)	9,096,328	5,092	2,651,532	1,824,123

(286,245)	6,212,173	10,564,134	6,148,790	(829,894)	261,200
18,481	—	—	1,745,273	—	—
358,419	—	—	(2,304,726)	—	—
—	—	—	—	—	—

1,337,976	10,671,126	136,028,444	7,402,230	(16,276,331)	126,425
—	—	—	—	—	—

1,428,631	16,883,299	146,592,578	12,991,567	(17,106,225)	387,625

$1,812,544	$16,095,288	$155,688,906	$12,996,659	$(14,454,693)	$2,211,748

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING MARKETS SMALL CAP FUND
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009

Operations:
Net investment income (loss)	$324,906	$948,569	$4,768	$31,806
Net realized gain (loss) on investments and foreign currency translations	(1,712,717)	(113,256,495)	5,095,792	(19,252,248)
Net realized gain on options written	—	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	43,677,972	63,460,370	11,708,700	25,172,055

Net increase (decrease) in net assets resulting from operations	42,290,161	(48,847,556)	16,809,260	5,951,613

Dividends paid from:
Net investment income	(87,230)	(5,739,872)	(379,097)	(29,720)
Net realized gains	—	—	—	—

	(87,230)	(5,739,872)	(379,097)	(29,720)

Capital share transactions:
Shares sold	30,586,518	42,144,413	61,503,764	28,161,403
Shares issued to holders in reinvestment of dividends	84,322	5,588,262	369,142	28,998
Shares redeemed	(76,850,817)	(229,016,912)	(20,143,930)	(19,915,682)
Redemption fees	6,288	51,587	118,496	116,524

Net increase (decrease)	(46,173,689)	(181,232,650)	41,847,472	8,391,243

Total increase (decrease) in net assets	(3,970,758)	(235,820,078)	58,277,635	14,313,136

Net assets:
Beginning of period	409,949,030	645,769,108	50,489,372	36,176,236

End of period	$405,978,272	$409,949,030	$108,767,007	$50,489,372

Undistributed net investment income (loss) included in net assets at end of period	$2,719,136	$2,481,460	$(165,934)	$208,395

Capital share transactions — shares:
Shares sold	1,114,757	2,140,091	34,487,295	23,140,526
Shares issued to holders in reinvestment of dividends	3,122	301,417	210,938	34,937
Shares redeemed	(2,936,712)	(11,075,467)	(11,433,220)	(20,231,688)

Net increase (decrease) in shares outstanding	(1,818,833)	(8,633,959)	23,265,013	2,943,775

[1]	Fund inception date was November 17, 2008.

See Notes to Financial Statements.

MARCH 31, 2010

GLOBAL OPPORTUNITIES FUND		GLOBAL SCIENCE & TECHNOLOGY FUND		HERITAGE GROWTH FUND
Six Months Ended March 31, 2010 (Unaudited)	Period Ended September 30, 2009[1]	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009

$(743,156)	$(317,456)	$(301,951)	$(450,042)	$350,663	$487,670

5,247,158	3,153,157	5,325,503	(31,796,292)	514,301	(10,184,195)
—	—	—	—	630	100,213

13,879,463	26,768,769	3,918,311	29,182,459	7,738,248	7,714,994

18,383,465	29,604,470	8,941,863	(3,063,875)	8,603,842	(1,881,318)

(261,705)	—	(79,109)	—	(499,403)	(167,143)
(3,194,663)	—	—	—	—	(220,964)

(3,456,368)	—	(79,109)	—	(499,403)	(388,107)

46,237,087	90,898,578	3,855,308	5,166,479	4,889,768	7,087,524
3,250,108	—	77,071	—	482,444	374,358
(10,318,435)	(3,124,823)	(7,460,370)	(24,729,028)	(9,686,808)	(23,413,598)
5,585	6,824	1,739	2,298	924	915

39,174,345	87,780,579	(3,526,252)	(19,560,251)	(4,313,672)	(15,950,801)

54,101,442	117,385,049	5,336,502	(22,624,126)	3,790,767	(18,220,226)

117,385,049	—	59,539,893	82,164,019	77,193,811	95,414,037

$171,486,491	$117,385,049	$64,876,395	$59,539,893	$80,984,578	$77,193,811

$(1,357,495)	$(352,634)	$(748,671)	$(367,611)	$350,658	$499,398

13,278,194	35,880,124	318,155	593,548	516,290	933,157
947,553	—	6,565	—	50,677	55,297
(2,986,079)	(1,129,075)	(629,982)	(3,209,651)	(1,018,054)	(3,266,118)

11,239,668	34,751,049	(305,262)	(2,616,103)	(451,087)	(2,277,664)

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	HERITAGE VALUE FUND		INTERNATIONAL GROWTH FUND
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009

Operations:
Net investment income (loss)	$15,113	$37,638	$(457,040)	$36,890
Net realized gain (loss) on investments and foreign currency translations	278,267	(1,301,734)	9,977,140	(54,621,834)
Net realized gain on options written	91,584	358,188	—	—
Net realized loss on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	46,340	831,023	12,334,239	66,274,043

Net increase (decrease) in net assets resulting from operations	431,304	(74,885)	21,854,339	11,689,099

Dividends paid from:
Net investment income	(36,687)	(47,255)	—	(466,090)
Net realized gains	—	—	—	—

	(36,687)	(47,255)	—	(466,090)

Capital share transactions:
Shares sold	349,374	894,306	12,256,112	23,024,110
Shares issued to holders in reinvestment of dividends	34,199	43,764	—	447,546
Shares redeemed	(681,782)	(1,051,758)	(18,130,476)	(56,255,429)
Redemption fees	238	496	3,105	6,574

Net increase (decrease)	(297,971)	(113,192)	(5,871,259)	(32,777,199)

Total increase (decrease) in net assets	96,646	(235,332)	15,983,080	(21,554,190)

Net assets:
Beginning of period	3,556,834	3,792,166	173,225,729	194,779,919

End of period	$3,653,480	$3,556,834	$189,208,809	$173,225,729

Undistributed net investment income (loss) included in net assets at end of period	$5,316	$26,890	$(1,272,722)	$(815,682)

Capital share transactions — shares:
Shares sold	41,610	132,854	827,637	2,074,040
Shares issued to holders in reinvestment of dividends	4,155	6,723	—	50,513
Shares redeemed	(81,399)	(156,260)	(1,226,812)	(6,128,701)

Net increase (decrease) in shares outstanding	(35,634)	(16,683)	(399,175)	(4,004,148)

See Notes to Financial Statements.

MARCH 31, 2010

INTERNATIONAL OPPORTUNITIES FUND		MICRO CAP FUND		MICRO CAP VALUE FUND
Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009

$(533,054)	$(166,658)	$(1,123,540)	$(2,204,100)	$(1,161,601)	$(946,261)

9,372,579	(11,970,363)	(5,356,398)	(70,477,941)	10,601,497	(22,748,259)
—	—	—	—	569,363	1,864,290
—	—	—	—	—	(106,661)

8,003,582	33,744,742	41,182,682	35,754,956	6,444,216	30,662,023

16,843,107	21,607,721	34,702,744	(36,927,085)	16,453,475	8,725,132

(1,049,066)	(168,034)	—	(777,904)	(569,692)	—
—	—	—	—	—	—

(1,049,066)	(168,034)	—	(777,904)	(569,692)	—

32,737,611	31,749,891	13,626,057	20,400,999	65,936,740	37,751,896
1,032,263	163,313	—	743,955	551,440	—
(10,351,402)	(15,224,838)	(23,891,520)	(70,303,414)	(14,700,683)	(29,184,165)
5,109	37,390	5,613	7,314	12,792	11,986

23,423,581	16,725,756	(10,259,850)	(49,151,146)	51,800,289	8,579,717

39,217,622	38,165,443	24,442,894	(86,856,135)	67,684,072	17,304,849

93,855,954	55,690,511	272,537,378	359,393,513	115,216,393	97,911,544

$133,073,576	$93,855,954	$296,980,272	$272,537,378	$182,900,465	$115,216,393

$(2,308,939)	$(726,819)	$(1,139,365)	$(15,825)	$(1,949,554)	$(218,261)

15,214,539	24,187,957	3,369,984	6,736,914	29,447,802	21,422,418
491,554	133,863	—	265,698	252,954	—
(4,851,118)	(11,518,529)	(5,961,150)	(23,747,004)	(6,609,336)	(21,193,792)

10,854,975	12,803,291	(2,591,166)	(16,744,392)	23,091,420	228,626

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009

Operations:
Net investment income (loss)	$(3,884,547)	$(3,485,220)	$25,791	$(624,791)
Net realized gain (loss) on investments and foreign currency translations	954,198	(66,580,850)	11,669,654	(116,514,917)
Net realized gain on options written	—	—	—	908,649
Net realized gain (loss) on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	112,829,870	108,446,873	12,602,068	73,490,647

Net increase (decrease) in net assets resulting from operations	109,899,521	38,380,803	24,297,513	(42,740,412)

Dividends paid from:
Net investment income	—	—	—	—
Net realized gains	—	(1,539,215)	—	—

	—	(1,539,215)	—	—

Capital share transactions:
Shares sold	168,038,017	230,991,699	10,310,918	32,790,353
Shares issued to holders in reinvestment of dividends	—	1,498,523	—	—
Shares redeemed	(80,407,904)	(195,651,102)	(26,412,613)	(108,614,115)
Redemption fees	45,962	91,021	3,173	7,697

Net increase (decrease)	87,676,075	36,930,141	(16,098,522)	(75,816,065)

Total increase (decrease) in net assets	197,575,596	73,771,729	8,198,991	(118,556,477)

Net assets:
Beginning of period	809,317,935	735,546,206	218,357,671	336,914,148

End of period	$1,006,893,531	$809,317,935	$226,556,662	$218,357,671

Undistributed net investment income (loss) included in net assets at end of period	$(3,954,827)	$(70,280)	$767,354	$741,563

Capital share transactions — shares:
Shares sold	5,601,467	9,654,965	3,643,085	15,948,161
Shares issued to holders in reinvestment of dividends	—	73,746	—	—
Shares redeemed	(2,691,292)	(9,177,145)	(9,369,319)	(56,145,733)

Net increase (decrease) in shares outstanding	2,910,175	551,566	(5,726,234)	(40,197,572)

See Notes to Financial Statements

MARCH 31, 2010

STRATEGIC INCOME FUND		ULTRA GROWTH FUND		INCOME EQUITY FUND
Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009

$383,913	$775,469	$(788,011)	$(1,104,391)	$9,096,328	$19,219,640

(286,245)	(7,385,813)	6,212,173	(48,814,746)	10,564,134	(96,935,144)
18,481	126,196	—	—	—	—
358,419	(86,106)	—	497,763	—	—

1,337,976	4,615,332	10,671,126	41,929,072	136,028,444	140,074,504

1,812,544	(1,954,922)	16,095,288	(7,492,302)	155,688,906	62,359,000

(356,524)	(784,968)	—	—	(9,597,803)	(19,218,020)
—	—	—	—	—	—

(356,524)	(784,968)	—	—	(9,597,803)	(19,218,020)

1,200,850	1,068,106	5,042,348	12,125,756	294,748,337	874,385,368
346,288	767,924	—	—	8,724,500	17,197,096
(2,019,796)	(3,276,167)	(19,658,634)	(27,365,051)	(179,872,515)	(329,662,507)
268	894	1,039	12,255	19,967	62,658

(472,390)	(1,439,243)	(14,615,247)	(15,227,040)	123,620,289	561,982,615

983,630	(4,179,133)	1,480,041	(22,719,342)	269,711,392	605,123,595

17,710,047	21,889,180	121,284,236	144,003,578	1,385,507,716	780,384,121

$18,693,677	$17,710,047	$122,764,277	$121,284,236	$1,655,219,108	$1,385,507,716

$206,483	$179,094	$(1,186,588)	$(398,577)	$(377,857)	$123,618

170,537	174,614	304,798	995,533	23,402,917	85,935,790
49,190	136,331	—	—	679,335	1,663,444
(290,363)	(567,847)	(1,203,919)	(2,387,038)	(14,290,454)	(32,224,101)

(70,636)	(256,902)	(899,121)	(1,391,505)	9,791,798	55,375,133

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	LONG/SHORT FUND		U.S. TREASURY FUND
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009

Operations:
Net investment income	$5,092	$254,370	$2,651,532	$5,036,394
Net realized gain (loss) on investments and foreign currency translations	6,148,790	(21,773,280)	(829,894)	9,178,548
Net realized gain on options written	1,745,273	1,315,878	—	—
Net realized gain (loss) on short positions	(2,304,726)	4,989,019	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	7,402,230	21,481,141	(16,276,331)	2,499,959

Net increase (decrease) in net assets resulting from operations	12,996,659	6,267,128	(14,454,693)	16,714,901

Dividends paid from:
Net investment income	—	(556,325)	(2,670,100)	(5,022,309)
Net realized gains	—	(1,579,189)	(4,576,837)	—

	—	(2,135,514)	(7,246,937)	(5,022,309)

Capital share transactions:
Shares sold	119,027,992	76,153,872	24,795,759	148,148,779
Shares issued to holders in reinvestment of dividends	—	1,826,247	6,733,786	4,584,510
Shares redeemed	(22,197,229)	(58,109,974)	(31,408,655)	(132,178,263)
Redemption fees	16,300	11,260	52,331	431,042

Net increase	96,847,063	19,881,405	173,221	20,986,068

Total increase (decrease) in net assets	109,843,722	24,013,019	(21,528,409)	32,678,660

Net assets:
Beginning of period	146,126,984	122,113,965	154,098,545	121,419,885

End of period	$255,970,706	$146,126,984	$132,570,136	$154,098,545

Undistributed net investment income (loss) included in net assets at end of period	$102,179	$97,087	$(4,430)	$14,138

Capital share transactions — shares:
Shares sold	10,316,572	7,924,340	1,639,113	8,980,714
Shares issued to holders in reinvestment of dividends	—	209,877	464,458	266,951
Shares redeemed	(1,941,304)	(6,298,177)	(2,112,274)	(7,910,125)

Net increase (decrease) in shares outstanding	8,375,268	1,836,040	(8,703)	1,337,540

See Notes to Financial Statements.

MARCH 31, 2010

INCOME FUND

Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009

$1,824,123	$3,368,363

261,200	(263,209)
—	—
—	—

126,425	4,892,799

2,211,748	7,997,953

(1,822,977)	(3,433,282)
—	—

(1,822,977)	(3,433,282)

21,318,272	50,831,732
1,520,950	2,876,487
(11,026,451)	(32,859,256)
2,609	1,844

11,815,380	20,850,807

12,204,151	25,415,478

114,496,389	89,080,911

$126,700,540	$114,496,389

$(11,909)	$(13,055)

2,113,127	5,205,427
150,653	294,467
(1,092,517)	(3,381,592)

1,171,263	2,118,302

WASATCH FUNDS — Financial Highlights

CORE GROWTH FUND	Six Months Ended March 31 (Unaudited)		Year Ended September 30
(for a share outstanding throughout each period)	2010		2009		2008	2007	2006	2005

Net asset value, beginning of period	$25.88		$26.38		$42.98	$41.08	$43.92	$38.49

Income (loss) from investment operations:
Net investment income (loss)	0.05		—	[1]	0.19	(0.05)	0.17	0.56
Net realized and unrealized gains (losses) on investments	3.03		(0.23)		(8.98)	5.65	0.90	6.41

Total from investment operations	3.08		(0.23)		(8.79)	5.60	1.07	6.97

Redemption fees (see Note 2)	—	[1]	—	[1]	— [1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	(0.01)		(0.27)		—	(0.14)	(0.63)	(0.22)
Distributions from net realized gains	—		—		(7.81)	(3.56)	(3.28)	(1.32)

Total distributions	(0.01)		(0.27)		(7.81)	(3.70)	(3.91)	(1.54)

Net asset value, end of period	$28.95		$25.88		$26.38	$42.98	$41.08	$43.92

Total return[2]	11.89%		(0.45)%		(24.82)%	14.28%	2.46%	18.58% [3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$405,978		$409,949		$645,769	$1,250,618	$1,381,027	$1,704,690
Ratio of expenses to average net assets[4]	1.37%		1.34%		1.21%	1.18%	1.17%	1.20%
Ratio of net investment income (loss) to average net assets[4]	0.17%		0.24%		0.52%	(0.09)%	0.38%	1.30%
Portfolio turnover rate[2]	2%		30%		44%	54%	42%	42%

EMERGING MARKETS SMALL CAP FUND	Six Months Ended March 31 (Unaudited)		Year Ended September 30		Period Ended September 30
(for a share outstanding throughout each period)	2010		2009		2008[5]
Net asset value, beginning of period	$1.57		$1.24		$2.00

Income (loss) from investment operations:
Net investment income (loss)	—	[1]	—	[1]	— [1]
Net realized and unrealized gains (losses) on investments	0.40		0.33		(0.76)

Total from investment operations	0.40		0.33		(0.76)

Redemption fees (see Note 2)	—	[1]	—	[1]	— [1]

Less distributions:
Dividends from net investment income	(0.01)		—	[1]	— [1]

Total distributions	(0.01)		—	[1]	— [1]

Net asset value, end of period	$1.96		$1.57		$1.24

Total return[2]	25.45%		26.80%		(37.88)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$108,767		$50,489		$36,176
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	2.08%	6 7	2.10%		2.10%
Before waivers and reimbursements[4]	2.29%		3.03%		2.67%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	0.01%		0.12%		0.27%
Before waivers and reimbursements[4]	(0.20)%		(0.81)%		(0.29)%
Portfolio turnover rate[2]	19%		78%		38%

[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]

In 2005, 0.03% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Fund’s cross-trading policies. Excluding this item, the total return would have been 18.55%.

[4]	Annualized.

[5]	Fund inception date was October 1, 2007.

[6]	Includes extraordinary expenses of 0.01%.

[7]	Expense cap was reduced from 2.10% to 2.05% when net assets reached $50 million (see Note 7).

See Notes to Financial Statements.

MARCH 31, 2010

GLOBAL OPPORTUNITIES FUND	Six Months Ended March 31 (Unaudited)	Period Ended September 30
(for a share outstanding throughout each period)	2010	2009[1]

Net asset value, beginning of period	$3.38	$2.00

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.01)
Net realized and unrealized gains on investments	0.46	1.39

Total from investment operations	0.44	1.38

Redemption fees (see Note 2)	— [2]	—	[2]

Less distributions:
Dividends from net investment income	(0.01)	—
Distributions from net realized gains	(0.08)	—

Total distributions	(0.09)	—

Net asset value, end of period	$3.73	$3.38

Total return[3]	13.13%	69.00%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$171,486	$117,385
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	2.26% [5]	2.25%
Before waivers and reimbursements[4]	2.39%	2.61%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[4]	(1.04)%	(0.67)%
Before waivers and reimbursements[4]	(1.17)%	(1.03)%
Portfolio turnover rate[3]	13%	22%

GLOBAL SCIENCE & TECHNOLOGY FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2010	2009		2008	2007	2006	2005
Net asset value, beginning of period	$11.12	$10.31		$17.69	$13.97	$12.98	$10.15

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.12)		(0.25)	(0.12)	(0.14)	(0.16)
Net realized and unrealized gains (losses) on investments	1.81	0.93		(5.65)	4.43	1.40	2.99
Net increase from payment by affiliate	—	—		—	—	—	—	[2]

Total from investment operations	1.75	0.81		(5.90)	4.31	1.26	2.83

Redemption fees (see Note 2)	— [2]	—	[2]	— [2]	— [2]	— [2]	—	[2]

Less distributions:
Dividends from net investment income	(0.02)	—		—	—	—	—
Distributions from net realized gains	—	—		(1.48)	(0.59)	(0.27)	—

Total distributions	(0.02)	—		(1.48)	(0.59)	(0.27)	—

Net asset value, end of period	$12.85	$11.12		$10.31	$17.69	$13.97	$12.98

Total return[3]	15.62%	7.86%		(36.07)%	31.63%	9.81%	27.88%	[6]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$64,876	$59,540		$82,164	$204,142	$126,359	$89,353
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	1.96% [5]	1.95%		1.92%	1.85%	1.94%	1.95%
Before waivers and reimbursements[4]	2.03%	2.14%		1.92%	1.85%	1.94%	1.97%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[4]	(0.99)%	(0.88)%		(1.24)%	(0.97)%	(1.15)%	(1.52)%
Before waivers and reimbursements[4]	(1.06)%	(1.07)%		(1.24)%	(0.97)%	(1.15)%	(1.54)%
Portfolio turnover rate[3]	36%	41%		89%	78%	58%	80%

[1]	Fund inception date was November 7, 2008.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.

[5]	Includes extraordinary expenses of 0.01%.

[6]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)

HERITAGE GROWTH FUND	Six Months Ended March 31 (Unaudited)		Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007		2006	2005

Net asset value, beginning of period	$9.28		$9.00	$12.57	$11.40		$11.43	$9.86

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.06	0.06	(0.01)		— [1]	0.02
Net realized and unrealized gains (losses) on investments	1.03		0.26	(2.57)	1.53		0.28	1.55
Net increase from payment by affiliate	—		—	—	—		—	—	[1]

Total from investment operations	1.07		0.32	(2.51)	1.52		0.28	1.57

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	—	[1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	(0.06)		(0.02)	—	—	[1]	(0.01)	—
Distributions from net realized gains	—		(0.02)	(1.06)	(0.35)		(0.30)	—	[1]

Total distributions	(0.06)		(0.04)	(1.06)	(0.35)		(0.31)	—

Net asset value, end of period	$10.29		$9.28	$9.00	$12.57		$11.40	$11.43

Total return[2]	11.61%		3.74%	(21.54)%	13.59%		2.46%	15.95%	[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$80,985		$77,194	$95,414	$208,918		$244,380	$304,670
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	0.96%	[5]	0.95%	0.95%	0.95%		0.95%	0.95%
Before waivers and reimbursements[4]	1.13%		1.21%	1.01%	0.95%		0.95%	0.99%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	0.91%		0.74%	0.44%	(0.06)%		0.01%	0.17%
Before waivers and reimbursements[4]	0.74%		0.48%	0.38%	(0.06)%		0.01%	0.13%
Portfolio turnover rate[2]	22%		33%	48%	56%		54%	36%

HERITAGE VALUE FUND	Six Months Ended March 31 (Unaudited)		Year or Period Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007[6]
Net asset value, beginning of period	$7.96		$8.18	$10.23	$10.00

Income (loss) from investment operations:
Net investment income	0.03		0.08	0.08	0.01
Net realized and unrealized gains (losses) on investments	0.97		(0.20)	(1.99)	0.22

Total from investment operations	1.00		(0.12)	(1.91)	0.23

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	(0.08)		(0.10)	(0.10)	—
Distributions from net realized gains	—		—	(0.04)	—

Total distributions	(0.08)		(0.10)	(0.14)	—

Net asset value, end of period	$8.88		$7.96	$8.18	$10.23

Total return[2]	12.65%		(1.13)%	(19.42)%	2.40%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$3,653		$3,557	$3,792	$2,432
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	0.96%	[5]	0.95%	0.95%	0.95%
Before waivers and reimbursements[4]	3.22%		4.09%	3.89%	24.78%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[4]	0.82%		1.19%	1.31%	1.49%
Before waivers and reimbursements[4]	(1.44)%		(1.95)%	(1.63)%	(22.34)%
Portfolio turnover rate[2]	56%		246%	246%	0%

[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.
[4]	Annualized.

[5]	Includes extraordinary expenses of 0.01%.

[6]	Fund inception date was August 30, 2007.

See Notes to Financial Statements.

MARCH 31, 2010

INTERNATIONAL GROWTH FUND	Six Months Ended March 31 (Unaudited)		Year Ended September 30
(for a share outstanding throughout each period)	2010		2009		2008	2007	2006		2005

Net asset value, beginning of period	$13.91		$11.83		$24.42	$21.83	$18.50		$14.71

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.13)		(0.28)	0.03	(0.09)		(0.10)
Net realized and unrealized gains (losses) on investments	1.82		2.24		(9.19)	6.61	3.42		3.91
Net increase (decrease) from payment by affiliate	—		—		—	—	—		0.01

Total from investment operations	1.78		2.11		(9.47)	6.64	3.33		3.82

Redemption fees (see Note 2)	—	[1]	—	[1]	— [1]	— [1]	—	[1]	—	[1]

Less distributions:
Dividends from net investment income	—		(0.03)		(0.68)	—	—		—
Distributions from net realized gains	—		—		(2.44)	(4.05)	—	[1]	(0.03)

Total distributions	—		(0.03)		(3.12)	(4.05)	—	[1]	(0.03)

Net asset value, end of period	$15.69		$13.91		$11.83	$24.42	$21.83		$18.50

Total return[2]	12.80%		18.03%		(44.01)%	34.02%	18.00%	[3]	26.02%	[4]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$189,209		$173,226		$194,780	$534,903	$383,135		$338,792
Ratio of expenses to average net assets[5]	1.87%		1.94%		1.83%	1.76%	1.78%		1.84%
Ratio of net investment income (loss) to average net assets[5]	(0.50)%		0.03%		(0.15)%	0.11%	(0.42)%		(0.64)%
Portfolio turnover rate[2]	28%		56%		44%	60%	64%		32%

INTERNATIONAL OPPORTUNITIES FUND	Six Months Ended March 31 (Unaudited)		Year or Period Ended September 30
(for a share outstanding throughout each period)	2010		2009		2008	2007	2006		2005[6]
Net asset value, beginning of period	$1.97		$1.60		$3.65	$2.71	$2.19		$2.00

Income (loss) from investment operations:
Net investment income (loss)	—		0.01		0.07	(0.01)	(0.01)		—	[1]
Net realized and unrealized gains (losses) on investments	0.33		0.36		(1.45)	1.13	0.53		0.19

Total from investment operations	0.33		0.37		(1.38)	1.12	0.52		0.19

Redemption fees (see Note 2)	—	[1]	—	[1]	— [1]	— [1]	—	[1]	—	[1]

Less distributions:
Dividends from net investment income	(0.02)		—	[1]	(0.14)	— [1]	—		—
Distributions from net realized gains	—		—		(0.53)	(0.18)	—		—

Total distributions	(0.02)		—		(0.67)	(0.18)	—		—

Net asset value, end of period	$2.28		$1.97		$1.60	$3.65	$2.71		$2.19

Total return[2]	16.84%		23.60%		(45.33)%	42.73%	23.74%		9.50%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$133,074		$93,856		$55,691	$56,433	$36,839		$29,440
Ratio of expenses to average net assets:
Net of waivers and reimbursements[5]	2.27%	[7]	2.26%	[8]	2.25%	2.25%	2.25%		2.25%
Before waivers and reimbursements[5]	2.67%		2.79%	[8]	2.59%	2.51%	2.62%		3.09%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[5]	(0.94)%		(0.28)%		(0.09)%	(0.18)%	(0.29)%		(0.21)%
Before waivers and reimbursements[5]	(1.34)%		(0.81)%		(0.43)%	(0.44)%	(0.66)%		(1.05)%
Portfolio turnover rate[2]	28%		69%		63%	54%	43%		12%

[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]	In 2006, the Fund’s total return included a voluntary reimbursement by the Advisor for an amount relating to an incorrect settlement that had no impact on the total return.
[4]

In 2005, 0.07% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for a realized investment loss. Excluding this item, the total return would have been 25.95%. The Fund’s total return also included, in 2005, a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

[5]	Annualized.

[6]	Fund inception date was January 27, 2005.

[7]	Includes extraordinary expense of 0.02%.

[8]	Includes interest expense of 0.01%.

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)

MICRO CAP FUND	Six Months Ended March 31 (Unaudited)		Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006	2005

Net asset value, beginning of period	$3.89		$4.14	$7.19	$6.79	$7.58	$7.05

Income (loss) from investment operations:
Net investment loss	(0.02)		(0.03)	(0.07)	(0.09)	(0.10)	(0.11)
Net realized and unrealized gains (losses) on investments	0.53		(0.21)	(1.81)	1.29	0.65	1.70
Net increase from payment by affiliate	—		—	—	—	—	—	[1]

Total from investment operations	0.51		(0.24)	(1.88)	1.20	0.55	1.59

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	— [1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	—		(0.01)	—	—	—	—
Distributions from net realized gains	—		—	(1.17)	(0.80)	(1.34)	(1.06)

Total distributions	—		(0.01)	(1.17)	(0.80)	(1.34)	(1.06)

Net asset value, end of period	$4.40		$3.89	$4.14	$7.19	$6.79	$7.58

Total return[2]	13.11%		(5.70)%	(30.46)%	18.72%	8.51%	26.42%	[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$296,980		$272,537	$359,394	$631,417	$583,901	$579,244
Ratio of expenses to average net assets[4]	2.19%		2.24%	2.16%	2.14%	2.14%	2.18%
Ratio of net investment loss to average net assets[4]	(0.82)%		(0.96)%	(1.26)%	(1.25)%	(1.39)%	(1.58)%
Portfolio turnover rate[2]	18%		46%	54%	48%	46%	50%

MICRO CAP VALUE FUND	Six Months Ended March 31 (Unaudited)		Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006	2005
Net asset value, beginning of period	$2.11		$1.80	$2.98	$2.93	$2.72	$2.57

Income (loss) from investment operations:
Net investment loss	(0.01)		(0.02)	(0.02)	(0.03)	(0.03)	(0.04)
Net realized and unrealized gains (losses) on investments	0.26		0.33	(0.75)	0.64	0.50	0.49
Net increase from payment by affiliate	—		—	—	—	—	—	[1]

Total from investment operations	0.25		0.31	(0.77)	0.61	0.47	0.45

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	— [1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	(0.01)		—	—	—	—	—
Distributions from net realized gains	—		—	(0.41)	(0.56)	(0.26)	(0.30)

Total distributions	(0.01)		—	(0.41)	(0.56)	(0.26)	(0.30)

Net asset value, end of period	$2.35		$2.11	$1.80	$2.98	$2.93	$2.72

Total return[2]	12.31%		17.22%	(29.67)%	22.84%	18.89%	19.87%	[5]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$182,900		$115,216	$97,912	$120,039	$95,508	$86,903
Ratio of expenses to average net assets (including dividend payments for securities sold short):
Net of waivers and reimbursements[4]	2.26%	[6]	2.26%	2.25%	2.25%	2.25%	2.25%
Before waivers and reimbursements[4]	2.30%		2.46%	2.35%	2.30%	2.33%	2.36%
Ratio of expenses to average net assets (excluding dividend payments for securities sold short):
Net of waivers and reimbursements[4]	2.26%	[6]	2.25%	2.25%	2.25%	2.25%	2.25%
Before waivers and reimbursements[4]	2.30%		2.45%	2.35%	2.30%	2.33%	2.36%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[4]	(1.57)%		(1.36)%	(1.21)%	(1.06)%	(0.99)%	(1.41)%
Before waivers and reimbursements[4]	(1.61)%		(1.56)%	(1.31)%	(1.11)%	(1.07)%	(1.52)%
Portfolio turnover rate[2]	46%		145%	144%	105%	95%	85%

[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.
[4]	Annualized.

[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for a realized investment loss that had no impact on the total return.

[6]	Includes extraordinary expenses of 0.01%.

See Notes to Financial Statements.

MARCH 31, 2010

SMALL CAP GROWTH FUND	Six Months Ended March 31 (Unaudited)		Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006	2005

Net asset value, beginning of period	$28.59		$26.50	$40.10	$36.99	$41.23	$34.94

Income (loss) from investment operations:
Net investment loss	(0.12)		(0.12)	(0.16)	(0.25)	(0.26)	(0.25)
Net realized and unrealized gains (losses) on investments	3.78		2.27	(8.85)	6.28	0.84	7.32
Net increase from payment by affiliate	—		—	—	—	—	—	[1]

Total from investment operations	3.66		2.15	(9.01)	6.03	0.58	7.07

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	— [1]	— [1]	—	[1]

Less distributions:
Distributions from net realized gains	—		(0.06)	(4.59)	(2.92)	(4.82)	(0.78)

Total distributions	—		(0.06)	(4.59)	(2.92)	(4.82)	(0.78)

Net asset value, end of period	$32.25		$28.59	$26.50	$40.10	$36.99	$41.23

Total return[2]	12.80%		8.20%	(25.42)%	16.94%	1.40%	20.73%	[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,006,894		$809,318	$735,546	$1,075,433	$1,234,978	$1,357,862
Ratio of expenses to average net assets[4]	1.29%		1.29%	1.21%	1.19%	1.18% [5]	1.18%
Ratio of net investment loss to average net assets:[4]	(0.87)%		(0.60)%	(0.47)%	(0.52)%	(0.64)%	(0.62)%
Portfolio turnover rate[2]	6%		52%	51%	43%	41%	36%

SMALL CAP VALUE FUND	Six Months Ended March 31 (Unaudited)		Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006	2005
Net asset value, beginning of period	$2.75		$2.82	$5.22	$5.29	$5.67	$5.54

Income (loss) from investment operations:
Net investment income (loss)	—	[1]	(0.01)	0.01	0.01	0.05	0.05
Net realized and unrealized gains (losses) on investments	0.32		(0.06)	(1.11)	0.67	0.36	0.86
Net increase from payment by affiliate	—		—	—	—	—	—	[1]

Total from investment operations	0.32		(0.07)	(1.10)	0.68	0.41	0.91

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	— [1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	—		—	(0.01)	(0.04)	(0.07)	—
Distributions from net realized gains	—		—	(1.29)	(0.71)	(0.72)	(0.78)

Total distributions	—		—	(1.30)	(0.75)	(0.79)	(0.78)

Net asset value, end of period	$3.07		$2.75	$2.82	$5.22	$5.29	$5.67

Total return[2]	11.64%		(2.48)%	(26.26)%	13.32%	7.88%	19.47%	[6]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$226,557		$218,358	$336,914	$660,637	$664,625	$734,842
Ratio of expenses to average net assets[4]	1.90%		1.92%	1.76%	1.69%	1.68%	1.72%
Ratio of net investment income (loss) to average net assets[4]	0.02%		(0.33)%	0.15%	0.18%	0.81%	0.94%
Portfolio turnover rate[2]	38%		89%	78%	84%	40%	43%

[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]

In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return. The effect of net realized gains on the disposal of investments in violation of an investment restriction on total return was less than 0.01%.

[4]	Annualized.

[5]	In 2006, the Fund received a reimbursement of investment advisory fees, which had an impact on the Fund’s expense ratio of less than 0.01%.

[6]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for a realized investment loss that had no impact on the total return.

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)

STRATEGIC INCOME FUND	Six Months Ended March 31 (Unaudited)		Year or Period Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006[1]

Net asset value, beginning of period	$6.77		$7.62	$11.00	$10.48	$10.00

Income (loss) from investment operations:
Net investment income	0.15		0.29	0.55	0.48	0.31
Net realized and unrealized gains (losses) on investments	0.57		(0.85)	(2.29)	0.54	0.44

Total from investment operations	0.72		(0.56)	(1.74)	1.02	0.75

Redemption fees (see Note 2)	—	[2]	— [2]	— [2]	0.01	— [2]

Less distributions:
Dividends from net investment income	(0.14)		(0.29)	(0.50)	(0.47)	(0.27)
Distributions from net realized gains	—		—	(1.14)	(0.04)	—

Total distributions	(0.14)		(0.29)	(1.64)	(0.51)	(0.27)

Net asset value, end of period	$7.35		$6.77	$7.62	$11.00	$10.48

Total return[3]	10.76%		(6.49)%	(18.17)%	9.77%	7.58%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$18,694		$17,710	$21,889	$23,621	$12,732
Ratio of expenses to average net assets (including interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements[4]	1.02%	[5]	1.05%	0.97%	1.05%	0.95%
Before waivers and reimbursements[4]	1.49%		1.71%	1.46%	1.57%	2.66%
Ratio of expenses to average net assets (excluding interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements[4]	0.96%	[5]	0.95%	0.95%	0.95%	0.95%
Before waivers and reimbursements[4]	1.43%		1.61%	1.44%	1.47%	2.66%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[4]	4.35%		4.93%	5.96%	4.14%	5.40%
Before waivers and reimbursements[4]	3.88%		4.27%	5.47%	3.62%	3.69%
Portfolio turnover rate[3]	43%		84%	81%	86%	14%

ULTRA GROWTH FUND	Six Months Ended March 31 (Unaudited)		Year Ended September 30
(for a share outstanding throughout each period)	2010		2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.66		$15.76	$27.78	$24.09	$27.98	$24.07

Income (loss) from investment operations:
Net investment loss	(0.12)		(0.14)	(0.22)	(0.33)	(0.34)	(0.38)
Net realized and unrealized gains (losses) on investments	2.39		0.04	(8.28)	5.80	0.23	5.26
Net increase from payment by affiliate	—		—	—	—	— [2]	—	[2]

Total from investment operations	2.27		(0.10)	(8.50)	5.47	(0.11)	4.88

Redemption fees (see Note 2)	—	[2]	— [2]	— [2]	— [2]	— [2]	—	[2]

Less distributions:
Distributions from net realized gains	—		—	(3.52)	(1.78)	(3.78)	(0.97)

Total distributions	—		—	(3.52)	(1.78)	(3.78)	(0.97)

Net asset value, end of period	$17.93		$15.66	$15.76	$27.78	$24.09	$27.98

Total return[3]	14.50%		(0.63)%	(35.09)%	23.80%	(0.48)%	21.00%	[6]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$122,764		$121,284	$144,004	$268,633	$306,406	$389,894
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	1.70%		1.75%	1.53%	1.49%	1.48%	1.50%
Before waivers and reimbursements[4]	1.70%		1.77%	1.53%	1.49%	1.48%	1.50%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[4]	(1.31)%		(1.12)%	(0.93)%	(1.12)%	(1.19)%	(1.30)%
Before waivers and reimbursements[4]	(1.31)%		(1.14)%	(0.93)%	(1.12)%	(1.19)%	(1.30)%
Portfolio turnover rate[3]	13%		64%	84%	55%	76%	65%

[1]	Fund inception date was February 1, 2006.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]Annualized.
[5]	Includes extraordinary expenses of 0.01%.

[6]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See Notes to Financial Statements.

MARCH 31, 2010

WASATCH-1ST SOURCE INCOME EQUITY FUND	Six Months Ended March 31 (Unaudited)		Year Ended September 30	Period Ended September 30	Year Ended March 31
(for a share outstanding throughout each period)	2010		2009	2008[1]	2008	2007	2006	2005

Net asset value, beginning of period	$11.97		$12.93	$14.44	$14.80	$14.14	$13.61	$12.16

Income (loss) from investment operations:
Net investment income	0.08		0.20	0.14 [2]	0.21	0.22	0.17	0.14
Net realized and unrealized gains (losses) on investments	1.22		(0.96)	(1.52)	0.31	1.66	2.10	1.91

Total from investment operations	1.30		(0.76)	(1.38)	0.52	1.88	2.27	2.05

Redemption fees (see Note 2)	—	[3]	— [3]	—	—	—	—	—

Less distributions:
Dividends from net investment income	(0.08)		(0.20)	(0.13)	(0.21)	(0.21)	(0.18)	(0.13)
Distributions from net realized gains	—		—	—	(0.67)	(1.01)	(1.56)	(0.47)

Total distributions	(0.08)		(0.20)	(0.13)	(0.88)	(1.22)	(1.74)	(0.60)

Net asset value, end of period	$13.19		$11.97	$12.93	$14.44	$14.80	$14.14	$13.61

Total return[4]	10.87%		(5.63)%	(9.65)%	3.22%	13.69%	17.72%	17.17%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,655,219		$1,385,508	$780,384	$447,674	$167,133	$129,508	$103,127
Ratio of expenses to average net assets:
Net of waivers and reimbursements[5]	1.11%	[6]	1.10%	1.04%	1.13%	1.15%	1.19%	1.19%
Before waivers and reimbursements[5]	1.13%		1.22%	1.29%	1.38%	1.40%	1.45%	1.44%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[5]	1.21%		1.93%	1.99%	1.43%	1.52%	1.25%	1.10%
Before waivers and reimbursements[5]	1.19%		1.81%	1.74%	1.18%	1.27%	0.99%	0.85%
Portfolio turnover rate[4]	9%		16%	5%	36%	26%	37%	44%

WASATCH-1ST SOURCE LONG/SHORT FUND	Six Months Ended March 31 (Unaudited)		Year Ended September 30	Period Ended September 30	Year Ended March 31
(for a share outstanding throughout each period)	2010		2009	2008[1]	2008	2007	2006	2005
Net asset value, beginning of period	$11.13		$10.81	$11.27	$11.59	$11.21	$10.69	$10.59

Income (loss) from investment operations:
Net investment income (loss)	—	[3]	0.02	0.05 [2]	0.27	0.26	0.21	0.08
Net realized and unrealized gains (losses) on investments	0.77		0.50	(0.46)	0.02	0.90	0.71	0.35

Total from investment operations	0.77		0.52	(0.41)	0.29	1.16	0.92	0.43

Redemption fees (see Note 2)	—	[3]	— [3]	—	—	—	—	—

Less distributions:
Dividends from net investment income	—		(0.05)	(0.05)	(0.28)	(0.28)	(0.20)	(0.09)
Distributions from net realized gains	—		(0.15)	—	(0.33)	(0.50)	(0.20)	(0.24)

Total distributions	—		(0.20)	(0.05)	(0.61)	(0.78)	(0.40)	(0.33)

Net asset value, end of period	$11.90		$11.13	$10.81	$11.27	$11.59	$11.21	$10.69

Total return[4]	6.92%		5.35%	(3.66)%	2.34%	10.44%	8.80%	4.07%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$255,971		$146,127	$122,114	$87,410	$53,894	$29,831	$25,127
Ratio of expenses to average net assets (including interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements[5]	1.73%		1.91%	1.77%	1.75%	1.84%	1.72%	1.71%
Before waivers and reimbursements[5]	1.73%		1.96%	2.02%	2.00%	2.09%	1.98%	1.97%
Ratio of expenses to average net assets (excluding interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements[5]	1.33%		1.47%	1.46%	1.57%	1.56%	1.63%	1.64%
Before waivers and reimbursements[5]	1.33%		1.52%	1.71%	1.82%	1.81%	1.89%	1.90%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[5]	0.01%		0.24%	0.95%	2.25%	2.40%	1.98%	0.76%
Before waivers and reimbursements[5]	0.01%		0.19%	0.70%	2.00%	2.15%	1.72%	0.50%
Portfolio turnover rate[4]	31%		167%	71%	179%	172%	123%	206%

[1]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.

[2]	Average shares method used in calculation.

[3]	Represents amounts less than $.005 per share.
[4]	Not annualized for periods less than one year.

[5]	Annualized.

[6]	Includes extraordinary expenses of 0.01%.

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)	MARCH 31, 2010

U.S. TREASURY FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2010	2009	2008	2007	2006	2005

Net asset value, beginning of period	$16.29	$14.95	$13.84	$14.12	$14.68	$13.77

Income (loss) from investment operations:
Net investment income	0.28	0.55	0.58	0.64	0.39	0.45
Net realized and unrealized gains (losses) on investments	(1.79)	1.29	1.10	(0.29)	(0.24)	1.05

Total from investment operations	(1.51)	1.84	1.68	0.35	0.15	1.50

Redemption fees (see Note 2)	0.01	0.05	0.01	0.01	0.01	0.01

Less distributions:
Dividends from net investment income	(0.28)	(0.55)	(0.58)	(0.64)	(0.72)	(0.60)
Distributions from net realized gains	(0.48)	—	—	—	—	—

Total distributions	(0.76)	(0.55)	(0.58)	(0.64)	(0.72)	(0.60)

Net asset value, end of period	$14.03	$16.29	$14.95	$13.84	$14.12	$14.68

Total return[1]	(9.32)%	12.49%	12.33%	2.68%	1.21%	11.41%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$132,570	$154,099	$121,240	$115,788	$204,994	$82,599
Ratio of expenses to average net assets:
Net of waivers and reimbursements[2]	0.76% [3]	0.75%	0.74%	0.71%	0.72%	0.75%
Before waivers and reimbursements[2]	0.81%	0.79%	0.74%	0.71%	0.72%	0.86%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[2]	3.78%	3.34%	3.85%	4.23%	4.21%	4.01%
Before waivers and reimbursements[2]	3.73%	3.30%	3.85%	4.23%	4.21%	3.90%
Portfolio turnover rate[1]	5%	62%	31%	19%	2%	19%

WASATCH-1ST SOURCE INCOME FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30	Period Ended September 30	Year Ended March 31
(for a share outstanding throughout each period)	2010	2009	2008[4]	2008	2007	2006	2005
Net asset value, beginning of period	$10.04	$9.59	$9.95	$9.73	$9.63	$9.88	$10.34

Income (loss) from investment operations:
Net investment income (loss)	0.15	0.33	0.18 [5]	0.40	0.38	0.33	0.29
Net realized and unrealized gains (losses) on investments	0.03	0.46	(0.35)	0.24	0.13	(0.18)	(0.37)

Total from investment operations	0.18	0.79	(0.17)	0.64	0.51	0.15	(0.08)

Redemption fees (see Note 2)	— [6]	— [6]	—	—	—	—	—

Less distributions:
Dividends from net investment income	(0.15)	(0.34)	(0.19)	(0.42)	(0.41)	(0.40)	(0.38)

Total distributions	(0.15)	(0.34)	(0.19)	(0.42)	(0.41)	(0.40)	(0.38)

Net asset value, end of period	$10.07	$10.04	$9.59	$9.95	$9.73	$9.63	$9.88

Total return[1]	1.82%	8.42%	(1.69)%	6.74%	5.43%	1.52%	(0.76)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$126,701	$114,496	$89,081	$86,981	$78,921	$72,874	$75,445
Ratio of expenses to average net assets:
Net of waivers and reimbursements[2]	0.75%	0.84%	0.87%	0.95%	0.92%	0.95%	0.93%
Before waivers and reimbursements[2]	0.75%	0.88%	1.12%	1.20%	1.17%	1.21%	1.19%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[2]	3.04%	3.44%	3.66%	4.05%	3.95%	3.36%	2.84%
Before waivers and reimbursements[2]	3.04%	3.40%	3.41%	3.80%	3.70%	3.10%	2.58%
Portfolio turnover rate[1]	22%	28%	15%	56%	59%	70%	79%

[1]	Not annualized for periods less than one year.

[2]	Annualized.

[3]	Includes extraordinary expenses of 0.01%.

[4]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.
[5]	Average shares method used in calculation.

[6]	Represents amounts less than $.005 per share.

See Notes to Financial Statements.

WASATCH FUNDS — Notes to Financial Statements (UNAUDITED)	MARCH 31, 2010

1. ORGANIZATION

Wasatch Funds Trust is a Massachusetts Business Trust (formerly Wasatch Funds, Inc., a Minnesota corporation) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 18 series or “funds” (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Global Science & Technology Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, Wasatch-1st Source Income Equity Fund, Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”), and Wasatch-1st Source Income Fund are each diversified funds. The Emerging Markets Small Cap Fund, Global Opportunities Fund, Heritage Value Fund, and Wasatch-1st Source Long/Short Fund are each non-diversified funds. Each Fund maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, Global Science & Technology Fund, Heritage Growth Fund, Heritage Value Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, Wasatch-1st Source Income Equity Fund, and Wasatch-1st Source Long/Short Fund are referred to herein as the “Equity Funds.”

1st Source Corporation Investment Advisors, Inc. (“1st Source”) signed an asset purchase agreement with Wasatch relating to the acquisition by Wasatch of certain 1st Source mutual fund advisor business assets related to its management of the 1st Source Monogram Income Fund, the 1st Source Monogram Income Equity Fund and the 1st Source Monogram Long/Short Fund.

At a Special Meeting of the Shareholders of the 1st Source Monogram Income Fund, a series of The Coventry Group, held on December 11, 2008, the shareholders of 1st Source Monogram Income Fund approved the acquisition of all of the assets of the 1st Source Monogram Income Fund by the Wasatch-1st Source Income Fund in exchange for shares of the Wasatch-1st Source Income Fund and the assumption of all liabilities of the 1st Source Monogram Income Fund by the Wasatch-1st Source Income Fund and the subsequent liquidation and dissolution of the 1st Source Monogram Income Fund.

At a Special Meeting of the Shareholders of the 1st Source Monogram Income Equity Fund, a series of The Coventry Group, held on December 11, 2008, the shareholders of 1st Source Monogram Income Equity Fund approved the acquisition of all of the assets of the 1st Source Monogram Income Equity Fund by the Wasatch-1st Source Income Equity Fund in exchange for shares of the Wasatch-1st Source Income Equity Fund and the assumption of all liabilities of the 1st Source Monogram Income Equity Fund by the Wasatch-1st Source Income Equity Fund and the subsequent liquidation and dissolution of the 1st Source Monogram Income Equity Fund.

At a Special Meeting of the Shareholders of the 1st Source Monogram Long/Short Fund, a series of The Coventry Group, held on December 11, 2008, the shareholders of 1st Source Monogram Long/Short Fund approved the acquisition of all of the assets of the 1st Source Monogram Long/Short Fund by the Wasatch-1st Source Long/Short Fund in exchange for shares of the Wasatch-1st Source Long/Short Fund and the assumption of all liabilities of the 1st Source Monogram Long/Short Fund by the Wasatch-1st Source Long/Short Fund and the subsequent liquidation and dissolution of the 1st Source Monogram Long/Short Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at March 31, 2010.

Valuation of Securities — Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on NASDAQ, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a given day, then the security is valued at the most recent bid price on the primary exchange or market as provided by a pricing service. Debt securities (other than short-term instruments) are valued at current market value by a commercial pricing service, or by using the last sale or bid price. Short term securities, which mature in 60 days or less at time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked to market. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the most recent bid price on the primary exchange or market as provided by a pricing service. If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Joint Pricing Committee of the Advisor and the Funds (“Pricing Committee”) with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds,

WASATCH FUNDS — Notes to Financial Statements (continued)

comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

Additionally, a Fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities.

As of March 31, 2010, the aggregate amount of fair valued securities, excluding any foreign securities fair valued pursuant to a systematic fair valuation model, as a percentage of net assets for the Funds was as follows:

Core Growth Fund	1.67%
Emerging Markets Small Cap Fund	<0.01%
Global Opportunities Fund	0.03%
Global Science & Technology Fund	1.93%
Heritage Growth Fund	—
Heritage Value Fund	—
International Growth Fund	1.46%
International Opportunities Fund	0.18%
Micro Cap Fund	0.27%
Micro Cap Value Fund	0.80%
Small Cap Growth Fund	0.83%
Small Cap Value Fund	1.93%
Strategic Income Fund	3.18%
Ultra Growth Fund	4.76%
Wasatch-1st Source Income Equity Fund	—
Wasatch-1st Source Long/Short Fund	—
U.S. Treasury Fund	—
Wasatch-1st Source Income Fund	1.03%

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses in the Statement of Operations. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

At March 31, 2010, the foreign currencies held by the Funds were as follows (amounts in U.S. dollars):

	Cost of Currency	Value of Currency
Core Growth Fund
South Korean Won	$27	$30

Emerging Markets Small Cap Fund
Brazilian Real	$10,952	$11,083
Egyptian Pound	17	18
Kenyan Shilling	(1)	(1)
Moroccan Dirham	35	35
New Taiwan Dollar	311,318	311,744
South African Rand	15,377	15,737
South Korean Won	1	1

	$337,699	$338,617

Global Opportunities Fund
Brazilian Real	$17,543	$17,545
British Pound	29,319	29,327
Japanese Yen	14,957	14,839
New Taiwan Dollar	2,186	2,185
South Korean Won	2	2
Swiss Franc	4,753	4,822

	$68,760	$68,720

Global Science & Technology Fund
Brazilian Real	$32,003	$32,312

Heritage Growth Fund
Hong Kong Dollar	$4	$4

Heritage Value Fund
Brazilian Real	$2,904	$2,904

International Growth Fund
Brazilian Real	$7,675	$7,744
British Pound	9,796	9,798
New Taiwan Dollar	16,718	17,819
South African Rand	5,528	5,658
South Korean Won	18	18

	$39,735	$41,037

International Opportunities Fund
Brazilian Real	$117,887	$119,809
British Pound	44,070	44,255
Hong Kong Dollar	6,947	6,947
Japanese Yen	1,852	1,842
New Taiwan Dollar	3,746	3,778
South African Rand	4,083	4,178
South Korean Won	1,036	1,040

	$179,621	$181,849

Micro Cap Fund
South Korean Won	$11	$11

Strategic Income Fund
Brazilian Real	$5,067	$5,067
Hong Kong Dollar	2	2

	$5,069	$5,069

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from the adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying

MARCH 31, 2010

transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to a credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received from Real Estate Investment Trust securities include return of capital distributions; such distributions are recorded as income, and adjusted accordingly for tax purposes.

Short Sales — To a limited extent, the Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

Options Transactions — The Equity Funds and the Wasatch-1st Source Income Fund may buy and sell put and call options, write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Federal Income Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Expenses — The Funds contract for various services mostly on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure

WASATCH FUNDS — Notes to Financial Statements (continued)

under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

3. DISTRIBUTIONS

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in five funds. The Wasatch-1st Source Income Fund declares and pays dividends monthly. The Strategic Income,

Wasatch-1st Source Income Equity, Wasatch-1st Source Long/Short, and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss), and undistributed net realized gains (losses) on investments and foreign currency translations.

4. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the period ended March 31, 2010 are summarized below:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund	International Growth Fund
Purchases	$7,758,927	$52,739,786	$58,445,394	$20,322,191	$16,066,736	$1,831,166	$49,564,577
Sales	60,032,599	14,525,583	17,745,148	22,306,812	19,507,507	2,324,719	53,421,138

	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund
Purchases	$50,924,939	$48,997,836	$99,402,202	$137,000,436	$78,660,259	$8,061,546	$15,086,186
Sales	28,674,022	54,598,536	56,131,837	49,616,272	96,367,787	6,928,288	27,544,239

	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/Short Fund	Wasatch-1st Source Income Fund
Purchases	$265,013,244	$120,442,529	$10,480,687
Sales	131,337,807	47,523,440	11,701,019

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $7,027,050 and $13,695,367, respectively. Purchases and sales of U.S. government securities in the Wasatch-1st Source Income Fund were $23,916,762 and $13,807,834, respectively.

MARCH 31, 2010

5. OPTIONS CONTRACTS WRITTEN

Options written activity during the period ended March 31, 2010 was as follows:

	Options Outstanding at Beginning of Period	Written	Closed	Exercised	Expired	Options Outstanding at End of Period
Heritage Growth Fund
Premium amount	$—	$6,265	$(6,265)	$—	$—	$—
Number of contracts	—	35	(35)	—	—	—
Heritage Value Fund
Premium amount	$—	$96,487	$(14,907)	$(61,835)	$(17,745)	$2,000
Number of contracts	—	691	(109)	(412)	(138)	32
Micro Cap Value Fund
Premium amount	$—	$569,363	$—	$(422,166)	$(147,197)	$—
Number of contracts	—	3,790	—	(2,970)	(820)	—
Strategic Income Fund
Premium amount	$20,877	$792	$(11,373)	$(6,413)	$(3,883)	$—
Number of contracts	273	33	(158)	(63)	(85)	—
Wasatch-1st Source Long/Short Fund
Premium amount	$1,604,392	$2,745,761	$(1,133,595)	$(979,609)	$(225,244)	$2,011,705
Number of contracts	5,262	13,960	(3,150)	(4,222)	(1,300)	10,550

6. FEDERAL INCOME TAX INFORMATION

As of March 31, 2010, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund
Cost	$336,838,762	$90,305,170	$129,683,728	$53,384,629	$66,629,080	$3,378,048

Gross appreciation	$97,583,695	$21,933,610	$41,838,812	$12,289,785	$15,599,852	$433,858
Gross (depreciation)	(28,632,678)	(1,773,151)	(1,040,889)	(2,151,826)	(1,210,832)	(13,009)

Net appreciation (depreciation)	$68,951,017	$20,160,459	$40,797,923	$10,137,959	$14,389,020	$420,849

	International Growth Fund	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Cost	$147,443,029	$103,828,455	$266,870,580	$161,051,898	$774,240,848	$212,004,777

Gross appreciation	$49,914,565	$32,918,947	$69,678,452	$28,656,258	$279,760,261	$40,625,170
Gross (depreciation)	(8,854,843)	(4,130,203)	(38,515,864)	(3,999,985)	(40,267,807)	(23,784,495)

Net appreciation (depreciation)	$41,059,722	$28,788,744	$31,162,588	$24,656,273	$239,492,454	$16,840,675

	Strategic Income Fund	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/Short Fund	U.S. Treasury Fund	Wasatch-1st Source Income Fund
Cost	$17,077,589	$89,749,096	$1,421,181,480	$233,953,599	$139,308,188	$122,932,659

Gross appreciation	$2,277,521	$39,918,121	$262,356,767	$30,549,330	$1,632,888	$3,931,438
Gross (depreciation)	(1,393,739)	(6,671,931)	(25,505,383)	(3,317,535)	(8,564,967)	(439,761)

Net appreciation	$883,782	$33,246,190	$236,851,384	$27,231,795	$(6,932,079)	$3,491,677

WASATCH FUNDS — Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains are primarily attributable to wash sales and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2009 were as follows:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund[1]	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund
Undistributed ordinary income	$—	$379,063	$3,456,354	$—	$499,398	$30,339
Undistributed capital gains	—	—	—	—	—	—

Accumulated earnings	—	379,063	3,456,354	—	499,398	30,339
Accumulated capital and other losses	(123,917,211)	(23,409,174)	—	(38,293,287)	(10,370,229)	(1,346,351)
Other undistributed ordinary losses	—	—	(12,143)	—	—	(3,545)
Net unrealized appreciation*	27,754,727	7,515,637	26,160,631	5,814,852	6,712,066	343,095

Total accumulated earnings (deficit)	$(96,162,484)	$(15,514,474)	$29,604,842	$(32,478,435)	$(3,158,765)	$(976,462)

	International Growth Fund	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$—	$—	$569,665	$—	$—
Undistributed capital gains	—	—	—	—	—	—

Accumulated earnings	—	—	—	569,665	—	—
Accumulated capital and other losses	(79,143,833)	(15,096,992)	(85,872,772)	(31,141,696)	(64,814,461)	(152,421,857)
Other undistributed ordinary losses	—	(23,714)	—	—	—	—
Net unrealized appreciation*	27,621,803	19,957,778	(9,515,325)	16,392,287	126,573,573	5,068,834

Total accumulated earnings (deficit)	$(51,522,030)	$4,837,072	$(95,388,097)	$(14,179,744)	$61,759,112	$(147,353,023)

	Strategic Income Fund	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/Short Fund	U.S. Treasury Fund	Wasatch-1st Source Income Fund
Undistributed ordinary income	$65,128	$—	$509,535	$—	$498,119	$—
Undistributed capital gains	—	—	—	—	4,184,411	—

Accumulated earnings	65,128	—	509,535	—	4,682,530	—
Accumulated capital and other losses	(9,468,279)	(51,320,913)	(98,275,928)	(16,298,215)	—	(3,776,285)
Other undistributed ordinary losses	(15,230)	—	(385,917)	—	(91,459)	(13,055)
Net unrealized appreciation*	(292,049)	22,163,107	100,823,061	14,437,982	9,344,252	3,174,167

Total accumulated earnings (deficit)	$(9,710,430)	$(29,157,806)	$2,670,751	$(1,860,233)	$13,935,323	$(615,173)

[1]	Inception date of the Fund was November 17, 2008.
*	On investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Capital loss carryforwards expire September 30:

Fund	2012	2013	2014	2015	2016	2017
Core Growth Fund	$—	$—	$—	$—	$—	$23,065,472
Emerging Markets Small Cap Fund	—	—	—	—	—	8,013,713
Global Science & Technology Fund	—	—	—	—	—	13,246,252
Heritage Growth Fund	—	—	—	—	—	1,497,283
Heritage Value Fund	—	—	—	—	—	1,178,729
International Growth Fund	—	—	—	—	—	37,186,858
International Opportunities Fund	—	—	—	—	—	6,306,993
Micro Cap Fund	—	—	—	—	—	36,417,364
Micro Cap Value Fund	—	—	—	—	—	17,636,668
Small Cap Growth Fund	—	—	—	—	—	18,434,963
Small Cap Value Fund	—	—	—	—	—	69,050,636
Strategic Income Fund	—	—	—	—	—	1,777,526
Ultra Growth Fund	—	—	—	—	—	18,431,927
Wasatch-1st Source Income Equity Fund	—	456,570	—	—	1,007,552	—
Wasatch-1st Source Long/Short Fund	—	—	1,392,157	4,660,126	—	—
Wasatch-1st Source Income Fund	269,703	958,942	1,382,991	—	561,725	—

MARCH 31, 2010

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended September 30, 2009, the following Funds deferred to October 1, 2009 post October capital losses, post October currency losses and post October passive foreign investment company losses of:

Fund	Capital Losses
Core Growth Fund	$100,851,739
Emerging Markets Small Cap Fund	15,395,461
Global Science & Technology Fund	25,047,035
Heritage Growth Fund	8,872,946
Heritage Value Fund	167,622
International Growth Fund	41,956,975
International Opportunities Fund	8,789,999
Micro Cap Fund	49,455,408
Micro Cap Value Fund	13,505,028
Small Cap Growth Fund	46,379,498
Small Cap Value Fund	83,371,221
Strategic Income Fund	7,690,753
Ultra Growth Fund	32,888,986
Wasatch-1st Source Income Equity Fund	96,811,806
Wasatch-1st Source Long/Short Fund	10,245,932
Wasatch-1st Source Income Fund	602,924

During the tax year ended September 30, 2009, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Wasatch-1st Source Income Equity Fund	$311,230
U.S. Treasury	4,601,615
Wasatch-1st Source Income Fund	13,344

The tax character of distributions paid during the year or period ended September 30, 2009 was as follows:

2009	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund[1]	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund
Ordinary income	$5,739,872	$29,720	$—	$—	$167,143	$47,255
Capital gain	—	—	—	—	220,964	—

Total	$5,739,872	$29,720	$—	$—	$388,107	$47,255

2009	International Growth Fund	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Ordinary income	$466,090	$168,034	$777,904	$—	$—	$—
Capital gain	—	—	—	—	1,539,215	—

Total	$466,090	$168,034	$777,904	$—	$1,539,215	$—

2009	Strategic Income Fund	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/Short Fund	U.S. Treasury Fund	Wasatch-1st Source Income Fund
Ordinary income	$784,968	$—	$19,218,020	$2,025,005	$5,022,309	$3,433,282
Capital gain	—	—	—	110,509	—	—

Total	$784,968	$—	$19,218,020	$2,135,514	$5,022,309	$3,433,282

[1]	Inception date of the Fund was November 17, 2008.

WASATCH FUNDS — Notes to Financial Statements (continued)

The tax character of distributions paid during the year or period ended September 30, 2008 was as follows:

2008	Core Growth Fund	Emerging Markets Small Cap Fund[1]	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund	International Growth Fund
Ordinary income	$9,254,596	$99,236	$6,265,922	$—	$55,924	$20,995,608
Capital gain	196,051,701	—	11,168,273	14,407,067	—	47,903,587

Total	$205,306,297	$99,236	$17,434,195	$14,407,067	$55,924	$68,899,195

2008	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Ordinary income	$3,840,037	$4,999,978	$3,944,821	$—	$35,199,888	$2,956,671
Capital gain	6,278,872	93,390,001	12,484,239	120,648,854	107,894,653	317,486

Total	$10,118,909	$98,389,979	$16,429,060	$120,648,854	$143,094,541	$3,274,157

2008	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund[2]	Wasatch-1st Source Long/Short Fund[2]	U.S. Treasury Fund	Wasatch-1st Source Income Fund[2]
Ordinary income	$4,736,134	$6,063,576	$419,058	$4,603,049	$1,804,021
Capital gain	27,565,914	—	—	—	—
Tax return of capital	—	112,239	59,547	—	—

Total	$32,302,048	$6,175,815	$478,605	$4,603,049	$1,804,021

[1]	Inception date of the Fund was October 1, 2007.
[2]	Six month period. Effective September 19, 2008 the Fund changed its fiscal year end to September 30.

The tax character of distributions paid during the year ended March 31, 2008 was as follows:

March 31, 2008	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/Short Fund	Wasatch-1st Source Income Fund
Ordinary income	$5,043,122	$3,276,239	$3,486,230
Capital gain	13,662,031	613,791	—
Tax return of capital	24,424	—	—

Total	$18,729,577	$3,890,030	$3,486,230

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees — As the Fund’s investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse a Fund should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2011. Investment advisory fees and fees waived, if any, for the year or period ended March 31, 2010 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund
Advisory Fee	1.00%	1.75%	1.95%	1.50%	0.70%	0.70%
Expense Limitation	1.50%	2.05%[1]	2.25%	1.95%	0.95%	0.95%

MARCH 31, 2010

	International Growth Fund	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Advisory Fee	1.50%	1.95%	1.95%	1.95%	1.00%	1.50%
Expense Limitation	1.95%	2.25%	2.25%	2.25%	1.50%	1.95%

	Strategic Income Fund	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/Short Fund	U.S. Treasury Fund	Wasatch-1st Source Income Fund
Advisory Fee	0.70%	1.25%	0.90%	1.10%	0.50%	0.55%
Expense Limitation	0.95%	1.75%	1.10%	—	0.75%	—

[1]The

expense limitation for the Emerging Markets Small Cap Fund decreased from 2.10% to 2.05% when average net assets reached $50 million; and will decrease to 2.00% when average net assets reach $100 million; and to 1.95% when average net assets reach $150 million.

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the period ended March 31, 2010, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act:

	Purchases	Sales
Small Cap Value Fund	—	36,000
Strategic Income Fund	36,000	—

Affiliated Interests — An officer of the Funds owns approximately 40% of the shares outstanding of the Strategic Income Fund, as of March 31, 2010. An affiliated person of the Funds owns approximately 12% of the shares outstanding of the Heritage Value Fund as of March 31, 2010.

8. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2010, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Core Growth Fund

Solar Capital Ltd.	Common Stock	3/7/07	$13,200,873	$6,772,065	1.67%

Global Opportunities Fund

Cardica, Inc.	PIPE	9/25/09	$95,200	$153,600	0.09%
Cardica, Inc.	Warrants	9/25/09	5,000	18,800	0.01%

			$100,200	$172,400	0.10%

Global Science & Technology Fund

BlueArc Corp.	Corporate Bonds	3/1/10	$27,324	$27,323	0.04%
BlueArc Corp.	Warrants	5/30/08	—	—	—
BlueArc Corp., Series DD	Preferred Stock	6/6/06	324,998	287,318	0.44%
BlueArc Corp., Series FF	Preferred Stock	5/30/08	628,067	534,091	0.83%
Cardica, Inc.	PIPE	9/25/09	170,170	274,560	0.43%
Cardica, Inc.	Warrants	9/25/09	8,937	33,605	0.05%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 11/04/09	414,387	364,475	0.56%
Xtera	Common Stock	9/3/03	7,076	2,415	—

			$1,580,959	$1,523,787	2.35%

WASATCH FUNDS — Notes to Financial Statements (continued)

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Micro Cap Fund

Alexza Pharmaceuticals, Inc.	PIPE	9/29/09	$758,197	$877,482	0.30%
Alexza Pharmaceuticals, Inc.	Warrants	9/29/09	36,766	36,766	0.01%
Cardica, Inc.	PIPE	9/25/09	405,790	654,720	0.22%
Cardica, Inc.	Warrants	6/7/07	19,380	—	—
Cardica, Inc.	Warrants	9/25/09	40,312	151,575	0.05%
Goldwater Bank, N.A.	Common Stock	2/28/07	1,540,000	617,540	0.21%
Ithaca Energy, Inc.	Common Stock	6/5/06	1,965,845	2,110,996	0.71%

			$4,766,290	$4,449,079	1.50%

Micro Cap Value Fund

Cardica, Inc.	PIPE	9/25/09	$262,990	$424,320	0.23%
Cardica, Inc.	Warrants	6/7/07	9,302	—	—
Cardica, Inc.	Warrants	9/25/09	13,813	51,935	0.03%
Globe Specialty Metals, Inc.	Common Stock	12/5/08 - 4/14/09	273,475	966,816	0.53%
Goldwater Bank, N.A.	Common Stock	2/28/07	419,000	168,019	0.09%
Idaho Trust Bancorp	Common Stock	8/30/06	500,004	229,446	0.13%
NeurogesX, Inc.	PIPE	12/28/07	525,300	799,000	0.44%
NeurogesX, Inc.	Warrants	12/28/07	3,800	41,525	0.02%

			$2,007,684	$2,681,061	1.47%

Small Cap Growth Fund

Alexza Pharmaceuticals, Inc.	PIPE	9/29/09	$949,810	$1,099,242	0.11%
Alexza Pharmaceuticals, Inc.	Warrants	9/29/09	46,058	46,058	—
Fluidigm Corp., Series E	Preferred Stock	12/22/06 - 11/18/09	2,617,258	2,617,258	0.26%
Fluidigm Corp.	Warrants	8/18/09	11	11	—
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 11/04/09	4,143,853	3,644,746	0.36%
Montagu Newhall Global Partners III-B, L.P.	LP Interest	3/16/06 - 11/18/09	975,000	890,217	0.09%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	691,525	0.07%
Orexigen Therapeutics, Inc., Series C	PIPE	11/21/06	1,000,001	861,112	0.09%
TargetRX, Inc.	Common Stock	4/8/05	769,098	3,628	—
Valera Pharmaceuticals, Inc. Ureteral Stent CSR	Rights	2/1/06 - 2/2/06	162,615	—	—
Valera Pharmaceuticals, Inc. VP003 (Octreotide Implant) CSR	Rights	2/1/06 - 2/2/06	243,922	210,610	0.02%
Zonare Medical Systems, Inc.	Common Stock	6/30/04	1,500,000	210,629	0.02%
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—

			$14,407,626	$10,275,036	1.02%

Small Cap Value Fund

Globe Specialty Metals, Inc.	Common Stock	11/8/06 - 12/16/08	$222,863	$728,335	0.32%
Solar Capital Ltd.	Common Stock	3/7/07	7,079,066	3,631,571	1.60%
Star Asia Finance Ltd.	Common Stock	2/22/07	2,000,000	18,000	0.01%

			$9,301,929	$4,377,906	1.93%

Strategic Income Fund

Redcorp Ventures Ltd.	PIPE	7/5/07	$—	$—	—
Redcorp Ventures Ltd.	Warrants	12/18/08	—	—	—
Redcorp Ventures Ltd., 13.00%, 7/11/12	Corporate Bond	7/5/07	231,017	24,044	0.13%
Redcorp Ventures Ltd. — NSR Interest	Royalty Interest	12/18/08	—	—	—
Solar Capital Ltd.	Common Stock	3/7/07	293,999	150,822	0.81%
Star Asia Finance Ltd.	Common Stock	2/22/07 - 3/19/10	298,277	51,551	0.28%
Star Asia SPV, LLC	LLC Membership Interest	3/19/10	722,962	365,530	1.96%

			$1,546,255	$591,947	3.18%

MARCH 31, 2010

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Ultra Growth Fund

Alexza Pharmaceuticals, Inc.	PIPE	9/29/09	$175,784	$203,440	0.17%
Alexza Pharmaceuticals, Inc.	Warrants	9/29/09	8,524	8,524	0.01%
Cardica, Inc.	PIPE	9/25/09	392,700	633,600	0.52%
Cardica, Inc.	Warrants	9/25/09	20,625	77,550	0.06%
Data Sciences International, Inc., Series B	Preferred Stock	1/20/06	475,001	807,502	0.66%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 11/04/09	3,729,467	3,280,272	2.67%
Montagu Newhall Global Partners III-B, L.P.	LP Interest	3/16/06 - 11/18/09	975,000	890,217	0.72%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	172,882	0.14%
Ophthonix, Inc.	Common Stock	9/23/05	500,000	504	—
TargetRX, Inc.	Common Stock	4/8/05	230,904	1,089	—
TherOx, Inc., Series I	Preferred Stock	7/7/05	1,000,000	429,267	0.35%
Xtera	Common Stock	9/3/03	99,065	33,814	0.03%
Zonare Medical Systems, Inc.	Common Stock	6/30/04	1,000,000	140,419	0.11%
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—

			$9,107,071	$6,679,080	5.44%

LP Interest — Limited Partnership Interest

PIPE — Private Investment in a Public Equity

9. PURCHASE COMMITMENTS

In September 2003, the Global Science & Technology, Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners II-B, L.P. The remaining commitment amounts at March 31, 2010 were $80,000, $800,000 and $720,000, respectively. Securities held by the Funds have been designated to meet these purchase commitments.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners III-B, L.P. The remaining commitment amounts at March 31, 2010 were $525,000 per Fund. Securities held by the Funds have been designated to meet these purchase commitments.

10. LINE OF CREDIT

The Equity Funds opened two lines of credit totaling $75,000,000, one of which is $25,000,000 uncommitted, and the other of which is $50,000,000 committed, with State Street Bank and Trust Company on June 4, 2007 (together, the “Line”). The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Equity Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the Federal Funds rate as in effect on the date of borrowing, plus a margin, and (b) the overnight LIBOR rate as in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Equity Funds based upon relative average net assets. Interest expense is charged directly to the fund based upon actual amounts borrowed by the fund.

For the six months ended March 31, 2010, the following Funds had borrowings:

	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at March 31, 2010
International Growth	262,286	7	60	1.17%	—
Ultra Growth	1,186,118	34	1,315	1.17%	—

11. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

WASATCH FUNDS — Notes to Financial Statements (continued)

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a dollar to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Emerging Markets Small Cap Fund, Global Opportunities Fund, Global Science & Technology Fund, International Growth Fund and International Opportunities Fund each invest in equity and fixed income securities of non-U.S. issuers. Although the Funds maintain a diversified investment portfolio, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Shareholder Concentration Risk — A significant portion of the net assets of the International Opportunities Fund is owned by a group of shareholders advised by a common investment advisor. If this group of shareholders simultaneously redeems on the advice of their investment advisor, Fund expenses may increase and performance may be materially affected.

12. FAIR VALUE MEASUREMENTS

The various inputs used in determining the fair value of the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended March 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques:

multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2010 in valuing the Fund’s assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2010
Core Growth Fund
Common Stocks	Asset Management & Custody Banks	$12,488,356	$—	$6,772,065	$19,260,421
	Other	355,872,122	—	—	355,872,122
Preferred Stocks		5,338,236	—	—	5,338,236
Short-Term Investments		—	25,319,000	—	25,319,000

		$373,698,714	$25,319,000	$6,772,065	$405,789,779

Emerging Markets Small Cap Fund
Common Stocks	Restaurants	$1,678,869	$—	$298	$1,679,167
	Other	100,343,616	—	—	100,343,616
Preferred Stocks		1,994,584	—	—	1,994,584
Limited Partnership Interest		579,425	—	—	579,425
Warrants		147,837	—	—	147,837
Short-Term Investments		—	5,721,000	—	5,721,000
Other Financial Instruments		3,060	—	—	3,060

		$104,747,391	$5,721,000	$298	$110,468,689

MARCH 31, 2010

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2010
Global Opportunities Fund
Common Stocks	Auto Parts & Equipment	$329,038	$—	$29,029	$358,067
	Personal Products	792,374	—	5,048	797,422
	Other	159,773,944	—	—	159,773,944
Preferred Stocks		500,455	—	—	500,455
Limited Partnership Interest		262,500	—	—	262,500
Warrants		12,463	18,800	—	31,263
Short-Term Investments		—	8,758,000	—	8,758,000
Other Financial Instruments		2,459	—	—	2,459

		$161,673,233	$8,776,800	$34,077	$170,484,110

Global Science & Technology Fund
Common Stocks	Internet Software & Services	$3,471,460	$—	$2,415	$3,473,875
	Other	55,100,401	—	—	55,100,401
Preferred Stocks		—	—	821,409	821,409
Limited Partnership Interest		—	—	364,475	364,475
Corporate Bonds		—	—	27,323	27,323
Warrants		—	33,605	—	33,605
Put Options Purchased		25,500	—	—	25,500
Short-Term Investments		—	3,676,000	—	3,676,000
Other Financial Instruments		3,381	—	—	3,381

		$58,600,742	$3,709,605	$1,215,622	$63,525,969

Heritage Growth Fund
Common Stocks		$78,402,100	$—	$—	$78,402,100
Short-Term Investments		—	2,616,000	—	2,616,000

		$78,402,100	$2,616,000	$—	$81,018,100

Heritage Value Fund
Common Stocks		$2,906,397	$—	$—	$2,906,397
Preferred Stocks		117,500	—	—	117,500
Short-Term Investments		—	775,000	—	775,000
Call Options Written		(2,912)	—	—	(2,912)
Other Financial Instruments		(2)	—	—	(2)

		$3,020,983	$775,000	$—	$3,795,983

International Growth Fund
Common Stocks		$183,151,145	$—	$—	$183,151,145
Preferred Stocks		2,534,237	—	—	2,534,237
Limited Partnership Interest		997,369	—	—	997,369
Short-Term Investments		—	1,820,000	—	1,820,000
Other Financial Instruments		(3,148)	—	—	(3,148)

		$186,679,603	$1,820,000	$—	$188,499,603

International Opportunities Fund
Common Stocks	Auto Parts & Equipment	$741,235	$—	$58,763	$799,998
	Education Services	1,308,961	—	7,438	1,316,399
	Internet Software & Services	1,607,187	—	165,236	1,772,423
	Personal Products	1,511,435	—	8,581	1,520,016
	Restaurants	2,090,206	—	750	2,090,956
	Other	112,324,438	—	—	112,324,438
Preferred Stocks		1,232,182	—	—	1,232,182
Limited Partnership Interest		861,787	—	—	861,787
Short-Term Investments		—	10,699,000	—	10,699,000
Other Financial Instruments		(4,469)	88,857	—	84,388

		$121,672,962	$10,787,857	$240,768	$132,701,587

Micro Cap Fund
Common Stocks	Specialized Finance	$2,853,678	$—	$617,540	$3,471,218
	Other	283,399,953	—	—	283,399,953
Preferred Stocks		2,869,656	—	—	2,869,656
Warrants		—	188,341	—	188,341
Short-Term Investments		—	8,104,000	—	8,104,000
Other Financial Instruments		(1,309)	—	—	(1,309)

		$289,121,978	$8,292,341	$617,540	$298,031,859

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2010
Micro Cap Value Fund
Common Stocks	Diversified Banks	$2,073,342	$—	$229,446	$2,302,788
	Diversified Metals & Mining	839,250	—	966,816	1,806,066
	Specialized Finance	3,682,110	—	168,019	3,850,129
	Other	153,392,728	—	—	153,392,728
Warrants		—	93,460	—	93,460
Short-Term Investments		—	24,263,000	—	24,263,000
Other Financial Instruments		178	(266,183)	—	(266,005)

		$159,987,608	$24,090,277	$1,364,281	$185,442,166

Small Cap Growth
Common Stocks	Health Care Equipment	$17,574,279	$—	$210,629	$17,784,908
	Health Care Services	16,309,590	—	3,628	16,313,218
	Other	894,500,751	—	—	894,500,751
Preferred Stocks		—	—	3,308,783	3,308,783
Limited Partnership Interest		—	—	4,534,963	4,534,963
Warrants		—	46,058	11	46,069
Rights		—	—	210,610	210,610
Short-Term Investments		—	77,034,000	—	77,034,000
Other Financial Instruments		13,745	—	—	13,745

		$928,398,365	$77,080,058	$8,268,624	$1,013,747,047

Small Cap Value Fund
Common Stocks	Asset Management & Custody Banks	$2,717,603	$—	$3,631,571	$6,349,174
	Diversified Metals & Mining	1,290,207	—	728,335	2,018,542
	Diversified REITs	—	—	18,000	18,000
	Other	207,776,736	—	—	207,776,736
Short-Term Investments		—	12,683,000	—	12,683,000
Other Financial Instruments		(167)	—	—	(167)

		$211,784,379	$12,683,000	$4,377,906	$228,845,285

Strategic Income Fund
Common Stocks	Asset Management & Custody Banks	$2,007,252	$—	$150,822	2,158,074
	Diversified REITs	369,630	—	51,551	421,181
	Other	11,970,224	—	—	11,970,224
Exchange Traded Funds		908,650	—	—	908,650
Limited Liability Company Membership Interest		—	—	365,530	365,530
Limited Partnership Interest		486,211	—	—	486,211
Royalty Interest		—	—	—	—
Corporate Bonds	Gold	—	—	24,044	24,044
	Integrated Telecommunication Services	—	337,457	—	337,457
Warrants		—	—	—	—
Short-Term Investments		—	1,290,000	—	1,290,000
Securities Sold Short		(52,861)	—	—	(52,861)

		$15,689,106	$1,627,457	$591,947	$17,908,510

Ultra Growth Fund
Common Stocks	Health Care Equipment	$9,117,369	$—	$140,419	$9,257,788
	Health Care Services	2,510,810	—	1,089	2,511,899
	Internet Software & Services	1,587,727	—	33,814	1,621,541
	Personal Products	—	—	504	504
	Other	103,937,340	—	—	103,937,340
Preferred Stocks		—	—	1,409,651	1,409,651
Limited Partnership Interest		—	—	4,170,489	4,170,489
Warrants		—	86,074	—	86,074

		$117,153,246	$86,074	$5,755,966	$122,995,286

MARCH 31, 2010

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2010
Wasatch-1st Source Income Equity Fund
Common Stocks		$1,595,474,864	$—	$—	$1,595,474,864
Short-Term Investments		—	62,558,000	—	62,558,000

		$1,595,474,864	$62,558,000	$—	$1,658,032,864

Wasatch-1st Source Long/Short Fund
Common Stocks		$200,115,806	$—	$—	$200,115,806
Preferred Stocks		5,622,750	—	—	5,622,750
Limited Partnership Interest		2,534,838	—	—	2,534,838
Short-Term Investments		—	52,912,000	—	52,912,000
Call Options Written		(1,916,500)	—	—	(1,916,500)
Securities Sold Short		(43,532,705)	—	—	(43,532,705)

		$162,824,189	$52,912,000	$—	$215,736,189

U.S. Treasury Fund
U.S. Government Obligations		$—	$130,562,109	$—	$130,562,109
Short-Term Investments		—	1,814,000	—	1,814,000

		$—	$132,376,109	$—	$132,376,109

Wasatch-1st Source Income Fund
Asset Backed Securities		$—	$3,801,324	$—	$3,801,324
Collateralized Mortgage Obligations		—	30,487,453	—	30,487,453
Corporate Bonds		—	35,749,409	—	35,749,409
Municipal Bonds		—	1,202,786	1,079,870	2,282,656
Mutual Funds		843,517	—	—	843,517
Exchange Traded Funds		1,268,760	—	—	1,268,760
U.S. Government Agency Securities		—	27,463,821	—	27,463,821
U.S. Treasury Notes		—	12,653,002	—	12,653,002
U.S. Treasury Inflation Protected Securities		—	3,914,768	—	3,914,768
Preferred Stocks		1,171,626	—	—	1,171,626
Short-Term Investments		—	6,788,000	—	6,788,000

		$3,283,903	$122,060,563	$1,079,870	$126,424,336

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds’ during the period ended March 31, 2010:

Fund		Market Value Beginning Balance 10/1/2009	Purchases at Cost/ Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Transfers in and/or out at Market Value	Market Value Ending Balance 3/31/2010
Core Growth Fund	Investments in Securities	$7,304,498	$(10)	$(17)	$(532,406)	$—	$6,772,065

Emerging Markets Small Cap Fund	Investments in Securities	114,864	—	—	(114,566)	—	298

Global Opportunities Fund	Investments in Securities	140,400	—	—	47,277	(153,600)	34,077

Global Science & Technology Fund	Investments in Securities	1,484,833	42,323	(139,219)	102,245	(274,560)	1,215,622

International Opportunities Fund	Investments in Securities	363,405	—	—	(331,767)	209,130	240,768

Micro Cap Fund	Investments in Securities	2,645,451	(558,103)	196,343	(133,949)	(1,532,202)	617,540

Micro Cap Value Fund	Investments in Securities	2,403,636	(576,423)	27,048	(65,660)	(424,320)	1,364,281

Small Cap Growth Fund	Investments in Securities	8,401,468	183,889	(3,060,778)	3,843,287	(1,099,242)	8,268,624

Small Cap Value Fund	Investments in Securities	6,894,351	(5,844,166)	276,309	2,997,412	54,000	4,377,906

Strategic Income Fund	Investments in Securities	162,680	390,488	80	(758)	39,457	591,947

Ultra Growth Fund	Investments in Securities	6,148,113	165,000	(2,531)	282,424	(837,040)	5,755,966

Wasatch-1st Source Income Fund	Investments in Securities	1,578,555	(550,000)	—	51,315	—	1,079,870

WASATCH FUNDS — Notes to Financial Statements (continued)

13. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

WASATCH	GLOBAL SCIENCE & TECHNOLOGY FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Asset Derivatives
Put options purchased at value	$—	$—	$—	$25,500	$—	$25,500

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	$—	$—	$—	$1,500	$—	$1,500

WASATCH	HERITAGE GROWTH FUND

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on options written	$—	$—	$—	$630	$—	$630

WASATCH	HERITAGE VALUE FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$2,912	$—	$2,912

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on investments and foreign currency translations	$—	$(5,816)	$—	$—	$—	$(5,816)
Net realized gain on options written	—	—	—	91,584	—	91,584

	$—	$(5,816)	$—	$91,584	$—	$85,768

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	$—	$—	$—	$(912)	$—	$(912)

MARCH 31, 2010

WASATCH	INTERNATIONAL OPPORTUNITIES FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Asset Derivatives
Unrealized appreciation on foreign currency contracts	$—	$88,857	$—	$—	$—	$88,857

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on investments and foreign currency translations	$—	$51,378	$—	$—	$—	$51,378

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	$—	$88,857	$—	$—	$—	$88,857

WASATCH	MICRO CAP VALUE FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Unrealized depreciation on foreign currency contracts	$—	$266,183	$—	$—	$—	$266,183

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on investments and foreign currency translations	$—	$(399,117)	$—	$—	$—	$(399,117)
Net realized gain on options written	—	—	—	569,363	—	569,363

	$—	$(399,117)	$—	$569,363	$—	$170,246

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	$—	$(266,183)	$—	$—	$—	$(266,183)

WASATCH FUNDS — Notes to Financial Statements (continued)

WASATCH	STRATEGIC INCOME FUND

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on investments and foreign currency translations	$—	$—	$—	$—	$(182,401)	$(182,401)
Net realized gain on options written	—	—	—	18,481	—	18,481

	$—	$—	$—	$18,481	$(182,401)	$(163,920)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	$—	$—	$—	$(8,532)	$146,200	$137,668

WASATCH-1ST	SOURCE LONG/SHORT FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$1,916,500	$—	$1,916,500

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended March 31, 2010:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on options written	$—	$—	$—	$1,745,273	$—	$1,745,273

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	$—	$—	$—	$32,933	$—	$32,933

*	See Note 2 — Significant Accounting Policies for additional information.

The derivative instruments outstanding as of March 31, 2010 as disclosed in the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

14. SUBSEQUENT EVENTS

Liquidation of Wasatch Heritage Value Fund — On May 12, 2010, the Board of Trustees of the Wasatch Funds Trust (the “Board”) approved the termination of the Wasatch Heritage Value Fund (the “Fund”). Due to its small size and limited growth potential given market conditions, the Board has determined that it was in the best interests of the Fund and its shareholders that the Fund cease operations. Accordingly, on May 12, 2010, the Board approved a plan of liquidation for the Fund to close the Fund and redeem all of its outstanding shares on July 15, 2010.

Effective May 13, 2010, the Fund will no longer pursue its stated investment objectives. The Fund will begin liquidating its portfolio and may invest in repurchase agreements or other comparable high quality money market instruments or money market funds until all shares have been redeemed. Shares of the Fund will not be available for purchase as of May 13, 2010.

WASATCH FUNDS — Supplemental Information	MARCH 31, 2010 (UNAUDITED)

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are supervised by its Board of Trustees. The Board consists of four trustees who are elected and serve until their successors are elected and qualified.

The trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Independent Trustees

James U. Jensen, J.D., MBA c/o Wasatch Funds 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 65	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Governance Group (an operating board governance consulting company) July 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 to 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	18

Private companies and foundations.

Director of Cognigen Networks, Inc. (Internet and relationship enabled marketing company) since December 2007.

Director of Bayhill Capital Corp. (telephone communications) since December 2007.

William R. Swinyard, Ph.D. c/o Wasatch Funds 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 69	Trustee and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Trustee since 1986	Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University since 1978.	18	None

D. James Croft, Ph.D. c/o Wasatch Funds 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 68	Trustee	Indefinite Served as Trustee since 2005	Consultant since 2004 and Founder & Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	18	None

Miriam M. Allison[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 62	Trustee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	18	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) Since 2006.

Interested Trustee

Samuel S. Stewart, Jr., Ph.D. CFA[4] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 67	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor since 2004; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	18	None

[1]

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which (s)he attains the age of 72 years.

[2]

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]

Ms. Allison previously owned shares of UMB Financial Corp., the parent company of UMB Fund Services, Inc., the Funds’ transfer agent. As of the date of this statement, Ms. Allison no longer owns such shares.

[4]	Mr. Stewart is an Interested Trustee because he serves as a director and officer of the Advisor.

WASATCH FUNDS — Supplemental Information (continued)

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 40	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 42	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006; Attorney and Managing Member of Nicholls Nicholls Biles & Bower, LLC from 2002 to 2005.

Eric Huefner 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 45	Vice President and Treasurer	Indefinite Served as Vice President since February 2008 and Treasurer from November 2008 to May 2009	Vice President for Wasatch Funds since February 2008; Director of Mutual Funds for the Advisor since June 2006; Business Director, Campbell Soup Company, March 2003 to May 2006.

Cindy B. Firestone, CPA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 52	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009, Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor since December 2002.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

MARCH 31, 2010 (UNAUDITED)

SHAREHOLDER MEETING RESULTS

A Special Meeting of the Shareholders of the Funds (the “Shareholder Meeting”) was held on February 11, 2010. The purpose of the Shareholder Meeting was to ask shareholders:

1.	To approve the election of Directors;
2.	To approve a new Advisory and Service Contract between the Company and Wasatch Advisors, Inc. (the “Advisor”);
3.	To approve a new Sub-Advisory Agreement between the Advisor and Hoisington Investment Management Company (“HIMCO”) with respect to the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”);
4.	To approve a new Sub-Advisory Agreement between the Advisor and 1st Source Corporation Investment Advisors, Inc. (“1st Source”) with respect to the Wasatch-1st Source Income Fund (the “Income Fund”);
5.	To approve a proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”), pursuant to which each series of the Company—Wasatch Core Growth Fund (the “Core Growth Fund”), Wasatch Emerging Markets Small Cap Fund (the “Emerging Markets Small Cap Fund”), Wasatch Global Opportunities Fund (the “Global Opportunities Fund”), Wasatch Global Science & Technology Fund (the “Global Science & Technology Fund”), Wasatch Heritage Growth Fund (the “Heritage Growth Fund”), Wasatch Heritage Value Fund (the “Heritage Value Fund”), Wasatch International Growth Fund (the “International Growth Fund”), Wasatch International Opportunities Fund, (the “International Opportunities Fund”), Wasatch Micro Cap Fund (the “Micro Cap Fund”), Wasatch Micro Cap Value Fund (the “Micro Cap Value Fund”), Wasatch Small Cap Growth Fund (the “Small Cap Growth Fund”), Wasatch Small Cap Value Fund (the “Small Cap Value Fund”), Wasatch Strategic Income Fund (the “Strategic Income Fund”), Wasatch Ultra Growth Fund (the “Ultra Growth Fund”), the U.S. Treasury Fund, the Income Fund, Wasatch-1st Source Income Equity Fund (the “Income Equity Fund”) and Wasatch-1st Source Long/Short Fund (the “Long/Short Fund”) (each a “Fund” and collectively, the “Funds”) would be reorganized as separate series of Wasatch Funds Trust, a newly-created Massachusetts business trust (the “Trust”) and the liquidation and dissolution of the Funds and the Company.

At the February 11, 2010 Shareholder Meeting, the shareholders of each Fund approved the election of Directors. At that time, the Shareholder Meeting was adjourned and scheduled to reconvene on March 11, 2010 to allow further time to gather shareholder votes on the other proposals.

On March 11, 2010, the Shareholder Meeting reconvened. The shareholders of each Fund approved the new Advisory and Service Contract with the Advisor. The shareholders of the U.S. Treasury Fund approved the new Sub-Advisory Agreement with HIMCO. The shareholders of the Income Fund approved the new Sub-Advisory Agreement with 1st Source. In addition, the shareholders of the Funds of the Company approved the reorganization of the Company from a Minnesota corporation to a Massachusetts business trust pursuant to the Reorganization Agreement. The Reorganization was effective as of the close of business on March 31, 2010.

The results of the votes are as set forth below.

Proposal 1

	Affirmative	Against	Abstain	Total
James U. Jensen	405,954,645	—	13,471,464	419,426,109
William R. Swinyard	405,846,801	—	13,579,307	419,426,108
D. James Croft	405,787,730	—	13,638,379	419,426,109
Miriam M. Allison	405,658,392	—	13,767,717	419,426,109
Samuel S. Stewart, Jr.	405,750,124	—	13,674,985	419,425,109

Proposal 2

Fund	Affirmative	Against	Abstain	Total
Core Growth Fund	7,597,501	233,923	233,190	8,064,614
Emerging Markets Small Cap Fund	26,503,689	683,168	469,451	27,656,308
Global Opportunities Fund	26,488,762	202,710	312,725	27,004,197
Global Science & Technology Fund	2,959,174	94,016	70,829	3,124,019
Heritage Growth Fund	4,692,125	141,053	115,114	4,948,292
Heritage Value Fund	321,365	5,968	1,345	328,678
International Growth Fund	6,642,811	260,051	193,567	7,096,429
International Opportunities Fund	28,529,922	551,033	500,212	29,581,167
Micro Cap Fund	42,326,200	1,307,373	1,068,337	44,701,910
Micro Cap Value Fund	32,965,456	880,158	654,856	34,500,470
Small Cap Growth Fund	17,993,079	552,341	362,421	18,907,841
Small Cap Value Fund	48,983,138	1,241,926	1,019,041	51,244,105
Strategic Income Fund	1,866,208	33,408	10,907	1,910,523
Ultra Growth Fund	4,168,438	113,461	86,601	4,368,500
U.S. Treasury Fund	4,910,255	150,319	206,607	5,267,181
Income Fund	6,820,833	150,887	240,888	7,212,608
Income Equity Fund	61,184,309	1,319,897	1,510,578	64,014,784
Long/Short Fund	8,799,059	72,161	154,150	9,025,370

Proposal 3

Affirmative	Against	Abstain	Total
4,915,956	151,079	200,149	5,267,184

WASATCH FUNDS — Supplemental Information (continued)

Proposal 4

Affirmative	Against	Abstain	Total
6,660,700	323,929	227,980	7,212,609

Proposal 5

Fund	Affirmative	Against	Abstain	Total
Core Growth Fund	7,063,840	722,738	278,037	8,064,615
Emerging Markets Small Cap Fund	25,587,148	1,480,308	588,854	27,656,310
Global Opportunities Fund	23,555,840	3,072,618	375,738	27,004,196
Global Science & Technology Fund	2,855,553	140,258	128,207	3,124,018
Heritage Growth Fund	4,586,209	234,316	127,769	4,948,294
Heritage Value Fund	320,183	6,929	1,566	328,678
International Growth Fund	6,361,878	481,386	253,163	7,096,427
International Opportunities Fund	28,107,602	893,785	579,780	29,581,167
Micro Cap Fund	41,451,562	1,968,519	1,281,827	44,701,908
Micro Cap Value Fund	32,035,784	1,497,087	967,598	34,500,469
Small Cap Growth Fund	14,903,920	3,561,587	442,330	18,907,837
Small Cap Value Fund	44,883,530	5,042,428	1,318,147	51,244,105
Strategic Income Fund	1,849,099	50,251	11,174	1,910,524
Ultra Growth Fund	4,082,744	165,542	120,213	4,368,499
U.S. Treasury Fund	4,857,861	193,776	215,547	5,267,184
Income Fund	6,661,070	306,322	245,217	7,212,609
Income Equity Fund	60,212,662	1,877,566	1,924,554	64,014,782
Long/Short Fund	8,752,576	101,638	171,155	9,025,369

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ website at www.wasatchfunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov, and may be viewed at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

BOARD APPROVAL FOR ADVISORY CONTRACTS

At a meeting held on November 19, 2009 (the “Meeting”), the Board of Directors of Wasatch Funds, Inc. (the “Company”), including the Independent Directors, unanimously approved the advisory and service contract (the “New Advisory Agreement”) between the Company and Wasatch Advisors, Inc. (the “Advisor”) on behalf of each of its series (collectively, the “Funds”); the sub-advisory agreement between the Advisor and Hoisington Investment Management Company (“HIMCO”) on behalf of the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”); and the sub-advisory agreement between the Advisor and 1st Source Corporation Investment Advisors, Inc. (“1st Source”) on behalf of the Wasatch-1st Source Income Fund (the “Income Fund”). HIMCO and 1st Source hereafter are each a “Sub-Advisor” and their respective sub-advisory agreement with the Advisor are each a “New Sub-Advisory Agreement.” At the Meeting, the Board of Directors also approved the reorganization (the “Reorganization”) of the Company pursuant to which the Company would be reorganized from a Minnesota corporation to a newly created Massachusetts business trust named the Wasatch Funds Trust (the “Trust”), subject to shareholder approval. Each series of the Company would then be reorganized into a corresponding new series of the Trust. Accordingly, the Meeting was held in conjunction with the organization meeting of the Trust. The members of the Board of the Company are the same as the members on the Board of the Trust. At the organization meeting, the Board of Trustees, including the Independent Trustees, unanimously approved the advisory and service contract between the Advisor and the Trust (the “Trust Advisory Agreement”); the sub-advisory agreement between HIMCO and the Advisor on behalf of U.S. Treasury Fund; and the sub-advisory agreement between 1st Source and the Advisor on behalf of the Income Fund (the foregoing sub-advisory agreements are collectively, the “Trust Sub-Advisory Agreements”). On March 11, 2010, shareholders approved the Reorganization and on March 31, 2010, the Company was reorganized into a Massachusetts business trust. As the Trust Advisory Agreement between the Advisor and Trust and the Trust Sub-Advisory Agreements between the Advisor and Sub-Advisors on behalf of the applicable series of the Trust are substantially similar to the corresponding New Advisory Agreement and New Sub-Advisory Agreements approved at the Meeting with respect to the Company, the considerations of the members of the Board for the approvals of the New Advisory Agreement and New Sub-Advisory Agreements with respect to the Company and its series are equally applicable to the approvals of the Trust Advisory Agreement and Trust Sub-Advisory Agreements with respect to the Trust and its series.

Prior to the Meeting, the Independent Directors had been advised that WA Holdings, Inc. (“Wasatch”) intended to

MARCH 31, 2010 (UNAUDITED)

acquire Dr. Sam Stewart’s shares in Wasatch, the parent company of the Advisor (the “Transaction”). Dr. Stewart owned over 25% of the outstanding voting securities of Wasatch and therefore was presumably a controlling person of Wasatch. The Advisor provided the Funds (other than the Income Fund, Wasatch-1st Source Income Equity Fund and the Wasatch-1st Source Long/Short Fund (collectively, the “1st Source Funds”)) with investment advisory services under an Advisory and Service Agreement dated January 27, 1998 and provided the 1st Source Funds with investment advisory services under an Advisory and Service Agreement dated December 15, 2008 (each a “Prior Advisory Agreement” and collectively, the “Prior Advisory Agreements”). In addition, HIMCO provided sub-advisory services to the U.S. Treasury Fund pursuant to a Sub-Advisory Agreement dated June 21, 1996 (the “Prior HIMCO Sub-Advisory Agreement”). Similarly, 1st Source provided sub-advisory services to the Income Fund pursuant to a sub-advisory agreement dated December 15, 2008 (the “Prior 1st Source Sub-Advisory Agreement”). The foregoing sub-advisory agreements are each a “Prior Sub-Advisory Agreement” and collectively, the “Prior Sub-Advisory Agreements.”

Each of the foregoing advisory and sub-advisory agreements, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), provided for its automatic termination in the event of its assignment (as defined in the 1940 Act). A change in control of the Advisor is deemed to be an assignment. The consummation of the Transaction may result in a change of control of the Advisor and, therefore, cause the automatic termination of each of the foregoing agreements. Accordingly, in anticipation of the Transaction, the Board considered whether it was in the best interests of each Fund and its shareholders to approve the New Advisory Agreement between the Advisor and the Company on behalf of the Funds; whether it was in the best interests of the U.S. Treasury Fund and its shareholders to approve a New Sub-Advisory Agreement between HIMCO and the Advisor on behalf of the U.S. Treasury Fund and whether it was in the best interests of the Income Fund and its shareholders to approve a New Sub-Advisory Agreement between 1st Source and the Advisor on behalf of the Income Fund to take effect immediately after shareholder approval of the New Advisory Agreement and New Sub-Advisory Agreements. The 1940 Act also requires that the New Advisory Agreement and New Sub-Advisory Agreements be approved by the respective Fund’s shareholders in order to become effective. To assure the continuity of investment advisory services to the Funds after the closing of the Transaction and before shareholder approval of the New Advisory Agreement and New Sub-Advisory Agreements, the Board also considered interim advisory agreements between the Advisor and Company on behalf of the respective Funds (the “Interim Advisory Agreements”), an interim sub-advisory agreement between the Advisor and HIMCO on behalf of the U.S. Treasury Fund and an interim sub-advisory agreement between the Advisor and 1st Source on behalf of the Income Fund (collectively, the “Interim Sub-Advisory Agreements”) to take effect upon the closing of the Transaction.

The Board of Directors had considered the New Advisory Agreement and New Sub-Advisory Agreements at its meeting held on November 11, 2009 and continued its considerations at the Meeting (collectively, the “Board Meetings”). In preparation for their role in the evaluation of the New Advisory Agreement and New Sub-Advisory Agreements, the Independent Directors also met in Executive Sessions on November 2, 2009, November 10, 2009, November 11, 2009 and November 19, 2009. At these Board Meetings and Executive Sessions, they were joined by independent legal counsel. In advance of these Board Meetings, the Board and independent legal counsel received materials and other information which outlined, among other things:

•	the terms and conditions of the New Advisory Agreement and New Sub-Advisory Agreements, including the nature, extent and quality of services provided by the Advisor and each Sub-Advisor;
•	the organization and business operations of the Advisor and Sub-Advisors, including the experience of persons who have managed and who will manage the respective Fund;
•	the profitability of the Advisor from serving as advisor to the respective Fund (plus profitability analysis for advisors to unaffiliated investment companies);
•

the management fees of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party and the Advisor’s fees for other clients;

•	the sub-advisory fees of each Sub-Advisor with respect to the U.S. Treasury Fund and Income Fund (including the respective Sub-Advisor’s fee schedule for other clients);
•	the expenses of each Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by an independent third party; and
•	the respective Fund’s past performance plus such Fund’s performance compared to funds of similar investment objectives compiled by independent third parties and with recognized benchmarks.

In connection with their review of the New Advisory Agreement and New Sub-Advisory Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received information regarding the proposed Transaction and its impact on the provision of services by the Advisor. The materials described, among other things:

•	the structure of the Transaction;
•	the strategic plan for the Advisor following the Transaction, including succession plans for personnel;
•	the governance structure for the Advisor following the Transaction;
•

any anticipated changes in the operations of the Funds following the Transaction, including discussing the day-to-day management, infrastructure and advisory or other applicable services provided to the Funds; and

•

any changes to senior management or key personnel who work on Fund related matters (including portfolio management and investment oversight); the continuing role of Dr. Stewart with the Advisor following the Transaction; and any retention or incentive arrangements for such persons.

WASATCH FUNDS — Supplemental Information (continued)

The Independent Directors also received from independent counsel a legal memorandum outlining, among other things, the duties of the Independent Directors under the 1940 Act, as well as the general principles of relevant state law in reviewing and approving advisory contracts, including with respect to a change of control; the requirements of the 1940 Act in such matters; an advisor’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the Board in voting on advisory agreements.

During the Executive Sessions noted above, the Independent Directors had several meetings and deliberations with and without Advisor personnel present, and with the advice of legal counsel, regarding the proposed Transaction and the terms of the New Advisory Agreement and New Sub-Advisory Agreements. During the Board Meetings and Executive Sessions, the Independent Directors considered, among other things, the terms of the proposed Transaction; the impact of the purchase of the shares of Wasatch from Dr. Stewart and other personnel on the Advisor’s cash flow; the impact, if any, of the Transaction on the services provided to the Funds; the compensation arrangements of Advisor personnel (including the distribution of equity ownership in Wasatch among various employees in conjunction with the Transaction); the general plans and intentions with respect to the Advisor (including with respect to management, employees, future growth prospects and succession planning); the costs associated with obtaining the necessary shareholder approvals; the services provided by the Advisor, including its research capabilities; Fund performance; the Advisor’s fees and profitability; economies of scale and breakpoints; the approach of closing Funds to investors; the expense limitation agreements; and soft dollars. The Independent Directors, in consultation with independent counsel, also reviewed the factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts. The information provided for the Board Meetings supplements the information the Board receives throughout the year regarding a Fund’s performance, expense ratios, portfolio composition, trade execution and sales activity. In this regard, the Independent Directors have considered and recognized the challenging market conditions that have existed during recent times and have therefore considered the Funds’ performance in light of these market conditions.

As outlined in more detail below, the Independent Directors considered all factors they believed relevant with respect to the Funds, including the following: (a) the nature, extent and quality of the services to be provided by the Advisor and Sub-Advisors; (b) the investment performance of the respective Fund (as described in further detail in Section (B) below); (c) the profits to be realized by the Advisor from the relationship with the Fund; (d) the extent to which economies of scale would be realized as a Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Independent Directors also considered such factors in light of the pending Transaction and its impact, if any.

A.	NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, extent and quality of the Advisor’s and Sub-Advisors’ services, the Independent Directors reviewed information concerning the types of services (advisory and non-advisory or administrative services) that the Advisor and Sub-Advisors provide to the respective Fund; the performance record of the applicable Fund; and information describing the Advisor’s and Sub-Advisors’ organization and business, including the impact of the Transaction on the Advisor and its ability to perform its services following the Transaction. In connection with their service as Independent Directors of the Company, the Independent Directors also periodically have met with the Advisor’s and Sub-Advisors’ personnel and have evaluated their professional experience, qualifications and credentials as well as their investment approach and research process. Given the Independent Directors’ experience with the Funds, Advisor and Sub-Advisors, the Independent Directors were familiar with and have a good understanding of the organization, operations, investment philosophy and personnel of the Advisor and Sub-Advisors.

In connection with their review of the advisory services being provided, the Independent Directors considered the investment philosophy and investment mandates of each Fund and whether the Advisor and Sub-Advisors (as applicable) have performed consistently with such philosophy and mandates. While the Directors believe that the Advisor and Sub-Advisors have consistently applied their traditional investment philosophy and processes in managing the applicable Funds, the Directors also recognized the Advisor’s continual review of its research process in order to keep refining and improving its investment process, particularly in light of recent market conditions. The Independent Directors further recognized that the Advisor’s investment process and philosophy were not expected to change following the Transaction.

The Independent Directors also considered the expected impacted, if any, of the Transaction on the operations, organization and personnel of the Advisor. In this regard, the Independent Directors recognized the continuing role of Dr. Stewart with the Advisor who has contractually agreed to remain with the Advisor for at least three additional years. The Independent Directors also considered the recent changes in the capacities of certain Advisor personnel, including a new chief executive officer. The Independent Directors noted that the Transaction was not expected to modify the advisory services provided to the Funds. In this regard, the advisory services to be provided under the New Advisory Agreement are the same as provided by the Advisor under its Prior Advisory Agreement. The portfolio manager(s) of the respective Funds were expected to be the same following the Transaction. The Independent Directors recognized that the Transaction was, in part, the result of the Advisor’s succession planning providing other Advisor personnel with an equity ownership interest in the Advisor. Accordingly, in its review of the succession planning of the Advisor, the Independent Directors considered the compensation arrangements of the Advisor’s personnel (including the new distribution of equity shares in Wasatch), to

MARCH 31, 2010 (UNAUDITED)

evaluate the Advisor’s ability to attract and retain key employees (including portfolio managers), preserve stability over the long term and reward performance without providing an incentive for taking undue risks.

In addition to the foregoing, in light of the regulatory emphasis on compliance, in reviewing the services that have been provided to a Fund, the Independent Directors also considered the Advisor’s and Sub-Advisors’ compliance and regulatory history.

In their review of services, the Independent Directors also evaluated the quality of administrative or non-advisory services provided. The terms of the New Advisory Agreement provide that the Advisor shall administer the Company’s affairs to the extent requested by and subject to the supervision of the Board for the period and terms of the contract. In this regard, the Advisor provides business, administrative, compliance, marketing and other services required to operate the Funds, such as assistance with preparation and filing of regulatory and tax reports, preparation and distribution of prospectuses and shareholder reports, provision of information to Fund directors, analysis to ensure compliance with federal and state laws and regulations, valuation of portfolio securities, and oversight of the performance of the Funds’ service providers (e.g., administrator, fund accountant, transfer agent and custodian). The Advisor also pays for office space and facilities for each Fund. In reviewing the services provided, the Independent Directors noted that the Transaction was not expected to adversely affect the nature, quality or extent of these services provided by the Advisor.

With respect to the Sub-Advisors, it was noted that the Sub-Advisory Agreements are essentially agreements for portfolio management services only and the Sub-Advisors were not expected to supply other significant administrative services. In addition, the Transaction was not expected to modify the allocation of services between the Advisor and Sub-Advisors nor the services provided by the respective Sub-Advisor.

Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the New Advisory Agreement and the New Sub-Advisory Agreements were satisfactory on behalf of each applicable Fund.

B.	THE INVESTMENT PERFORMANCE OF THE FUNDS

In evaluating each Fund’s performance, the Directors reviewed both short-term and long-term performance of each Fund relative to its peer group and relevant benchmarks. More specifically, the Independent Directors reviewed, among other things, materials reflecting the respective Fund’s historic performance for the quarter, one-, three-, five-, and 10-year periods ending September 30, 2009 (as applicable and the average annual return since inception for Funds with a shorter duration) compared to its respective benchmarks and unaffiliated funds in its investment category. Additionally, the Independent Directors reviewed a report prepared by an unaffiliated third party comparing the respective Fund’s total return for the one-, two-, three-, four-, five-, and 10-year periods ending

September 30, 2009 (as applicable) compared to the performance of unaffiliated funds with similar investment objectives or classifications (a “Peer Group”) and a benchmark (the “Benchmark”) for the prescribed periods. In addition, the Independent Directors received reports prepared by a second unaffiliated party, which generally included an analyst report on the respective Fund for the following Funds: Core Growth, Heritage Growth, Income Equity, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, and Ultra Growth. This information supplemented the performance information provided to the Board at each of its quarterly meetings as well as at other meetings or executive sessions during the year. Further, the Independent Directors also recognized the limitations on some of the usefulness of the performance comparison information as the closest Peer Group for a Fund may not adequately reflect the Wasatch Fund’s investment strategies and may be invested in sectors or industries in which the respective Fund has limited or no exposure. The Independent Directors further considered the performance of the Funds in the context of the volatile market conditions during recent times. As noted above, the Independent Directors also considered that the portfolio management personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction. Based on their review and factoring in the severity of market turmoil in recent periods, the Independent Directors determined that each Fund’s investment performance over time had been satisfactory. In reaching this assessment, the Independent Directors considered that the Emerging Markets Small Cap Fund, Global Opportunities Fund and Heritage Value Fund are each relatively new funds with a performance history of two years or less available. Although short performance periods limit the ability to assess performance, such Funds outperformed their Benchmarks for the one-, two-year or since inception periods (as available). Similarly, the Micro Cap Value and Small Cap Growth Funds outperformed their Benchmarks during their performance history. With the exception of the four- and five-year periods for the Heritage Growth Fund and the two-year period for the International Opportunities Fund, such Funds outperformed their Benchmarks. The 1st Source Funds are new to the Wasatch family and with the exception of the one-year period ended September 30, 2009 for the Income Fund, such Funds outperformed their Benchmarks. Although the Ultra Growth and Core Growth Funds outperformed their Benchmarks over the 10-year period, the Independent Directors have recognized that these Funds had underperformed their Benchmarks during more recent periods. However, these Funds have now outperformed their Benchmarks for the one-year period ended September 30, 2009. Similarly, the International Growth Fund had been underperforming its Benchmark but outperformed it in the one-year ended September 30, 2009. Although the Micro Cap Fund outperformed its Benchmark over the 10-year period, the Fund has underperformed its Benchmark in more recent periods. In addition, the Strategic Income and Global Science & Technology Funds have

WASATCH FUNDS — Supplemental Information (continued)

underperformed their Benchmarks. However, during this period, the Board has met with management to review the performance of the Funds, including the foregoing Funds, the factors affecting performance, the investment process and philosophy, and investment strategies. As noted above, the Independent Directors recognized that the Advisor consistently reviews its investment process to refine and improve its process, including focusing more on larger positions and enhancing its shared research and collaborative culture among its more experienced investment personnel, and were satisfied with the initiatives taken.

C.	FEES, EXPENSES AND PROFITABILITY

1. Fees and Expenses

The Independent Directors considered the fees of the Advisor and Sub-Advisors. In their evaluation of fees and expenses, the Independent Directors reviewed the Advisor’s management fees and expense ratios for each Fund in absolute terms as well as with comparisons of fees and expenses of funds with similar objectives. In this regard, the Independent Directors reviewed and considered, among other things, comparisons of the respective Fund’s actual management fees, total expenses (including and excluding 12b-1/non-12b-1 service fees), and non-management expenses (such as transfer agency, custodian, administrative and accounting fees) with those of unaffiliated funds in its Peer Group compiled by an independent third party. In this regard, the Independent Directors noted that the following Funds had advisory fees and/or total expense ratios below or near the median for its respective Peer Group (the Heritage Growth Fund, Heritage Value Fund, Small Cap Growth Fund (an advisory fee above the median but the actual total expenses were the same as or slightly above the median), the Strategic Income Fund and the Long/Short Fund (an advisory fee above the median but total expense ratio below or the same as the median). The remaining Funds have advisory and total expenses that were higher than the median of their Peer Group. In reviewing these fees, the Independent Directors considered that the following Funds also have generally good performance (the 1st Source Funds, U.S. Treasury Fund, Micro Cap Value Fund, International Opportunities Fund, Global Opportunities Fund and Emerging Markets Small Cap Fund) or generally good long-term ten-year performance (the Core Growth Fund, Micro Cap Fund, Small Cap Value Fund and Ultra Growth Fund). In addition, the Independent Directors recognized that the advisory fees and expense caps of the International Opportunities Fund, Micro Cap Fund, and Micro Cap Value Fund were reduced last year. With respect to the Global Opportunities Fund, the Independent Directors recognized the considerable experience of the portfolio manager.

In reviewing fees, the Independent Directors also considered the expense limitation agreement provided by the Advisor for the applicable Funds and the amounts the Advisor has reimbursed to the Funds for the last three fiscal years (if any) which effectively reduces the amount of advisory fees paid to the Advisor. As a result of the market declines in 2008 and 2009, the Independent Directors recognized that the Advisor has been reimbursing various Funds for expenses pursuant to its expense limitation agreement. In this regard, the Advisor reimbursed certain expenses for the following Funds: Emerging Markets Small Cap, Global Opportunities, Global Science & Technology, Heritage Growth, Heritage Value, International Opportunities, Micro Cap Value, Strategic Income, Ultra Growth, U.S. Treasury, and Income Equity.

The Independent Directors noted that the fees under the New Advisory Agreement and New Sub-Advisory Agreements were the same as the corresponding Prior Advisory Agreement and Prior Sub-Advisory Agreement, except for the sub-advisory fee of the Income Fund. With respect to the Income Fund, the Independent Directors noted that while the advisory fee remained the same under the New Advisory Agreement, the sub-advisory fee under the New Sub-Advisory Agreement was reduced, as described below. Accordingly, because the Advisor pays 1st Source the sub-advisory fee, the Advisor would retain a greater portion of the overall management fee of the Income Fund.

In addition to reviewing fees and expenses in absolute terms and in comparisons to peers, the Independent Directors recognized the Advisor’s research intensive investment approach and the related costs, including, in particular, the Advisor’s significant investment in its research personnel as well as its global research process to cover an international landscape (such as for Funds including the Emerging Markets Small Cap, Global Opportunities, Global Science & Technology, International Growth, and International Opportunities Funds). The Independent Directors also noted the Advisor’s continued investment philosophy to close a Fund to new and/or existing investors when necessary to preserve the integrity of a Fund’s investment strategy, particularly for Funds that primarily invest in smaller companies. Although all the Funds are currently open to investors, the Funds that have been closed to investors in the past include: Core Growth, Global Science & Technology, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds. The Independent Directors recognized that this practice may result in the Advisor foregoing additional fees on a larger asset base and exposing the Advisor to reduced revenues from asset outflows. The Independent Directors seek to encourage the Advisor’s practice of closing Funds when necessary or appropriate to maintain or enhance performance. Given the foregoing factors, the Independent Directors determined that the current advisory fee levels were acceptable.

2. Fees Charged to Other Advisor and Sub-Advisor Clients

In reviewing fees, the Independent Directors also compared the advisory fees to the fees the Advisor assesses other types of clients, including institutional and high net worth separate accounts and a private investment company. Currently, the Advisor manages separate account client assets in styles similar to those used for certain Funds, including Core Growth, Emerging Markets Small Cap, Heritage Growth, International Growth, Micro Cap, Small Cap Growth, Small Cap Value, Ultra Growth and Income Equity Funds. With

MARCH 31, 2010 (UNAUDITED)

respect to separate accounts, the fees for these accounts are generally lower than the comparable Fund (except the fees are the same in the case of the Heritage Growth Fund). The Independent Directors considered the differences in the product types, including the services provided. In this regard, the Independent Directors have noted that the range of services provided to a Fund in managing and operating a registered investment company is more extensive than those provided to a separately managed account. The Advisor provides services to each Fund that extends beyond the portfolio management services provided to its separate account clients. As described in more detail above, these services include business, administrative, compliance, marketing and other services required to operate a Fund. Further, the Independent Directors recognized that each Fund operates in a highly regulated industry requiring extensive compliance. Such responsibilities generally are not required to the same extent for separate accounts. Accordingly, the Independent Directors determined that the nature and number of services provided to operate a Fund merit higher fees than those of separate accounts. Similarly, with respect to the private investment company, such company is not subject to the extensive regulatory scheme required of operating registered investment companies such as the Funds, and therefore the services required differ. In addition, the Independent Directors noted the advisory fee arrangement of the private investment company with the Advisor provides for a performance fee and therefore its fee structure differs significantly from that of the Funds.

In considering the fees of the Sub-Advisors for the Income Fund and U.S. Treasury Fund, the Independent Directors also considered the pricing schedule the respective Sub-Advisor charges for similar investment management services for other clients. In this regard, the sub-advisory fee for the U.S. Treasury Fund was at the lower end of the Sub-Advisor’s fee schedule. Similarly, the sub-advisory fee for the Income Fund was at the low end of fees 1st Source assesses for institutional accounts. In addition, as noted above, the Independent Directors recognized that although the overall advisory fee paid by the Income Fund remained the same, the sub-advisory fee to 1st Source was proposed to be reduced from 0.52% of average daily net assets to 0.28% of average daily net assets. Accordingly, the Advisor would retain a greater portion of the advisory fee paid by the Income Fund. The Independent Directors also noted that the sub-advisory fees were established through arm’s length negotiations between the Advisor and the Sub-Advisors which are unaffiliated with the Advisor.

3. Profitability of Advisor

The Independent Directors reviewed pro forma profitability information for the Advisor derived from its relationship with each Fund for the fiscal year ended September 30, 2009. In reviewing profitability, the Independent Directors reviewed the methodology utilized to allocate revenue and expenses of the Advisor among the Funds. In considering profitability, the Independent Directors recognized the inherent limitations in determining profitability which may be affected by many factors, including the allocation of expenses across multiple investment products served by the Advisor. The allocation of research and personnel expenses is also particularly difficult given the Advisor’s shared research culture. In addition, the Independent Directors noted that it is difficult to predict with any degree of certainty the impact of the Transaction on the Advisor’s profitability. Notwithstanding the foregoing, the Independent Directors considered the obligations of Wasatch to purchase the shares in Wasatch of Dr. Stewart and other personnel and the impact of this obligation on the Advisor’s cash flow.

In addition to reviewing the Advisor’s profitability, the Directors also reviewed the Advisor’s relative profitability compared to publicly available information concerning unaffiliated advisors. However, the Independent Directors recognized the difficulties in comparing the profitability of various advisors given that individual fund or product line profitability of other advisors generally is not publicly available and the profitability information that is available for certain advisors or management firms may not be representative of the industry and may be affected by numerous factors including the structure of the particular advisor, the types of funds managed, its business mix, expense allocations, and the advisor’s capital structure and cost of capital. The Independent Directors noted that the Advisor’s profitability is within a reasonable range compared to the peer group of unaffiliated advisors. Based on their review, the Independent Directors were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable in light of the services provided.

The Directors also noted that during the past year the Advisor’s revenues have shrunk significantly due to reductions in assets under management caused by the generally poor market for equities and shareholder withdrawal. The Directors also discussed the Advisor’s response to this reduction in revenue which included, among other things, reductions in administrative staff (but not reductions in research personnel) and significant salary freezes and reductions for Advisor employees. The Directors carefully considered the impact, if any, of these reductions on the Advisor’s profitability and on the respective Funds.

With respect to the Sub-Advisors, although a profitability analysis was not available, the Independent Directors received certain financial statements of the Sub-Advisors. Given that the Sub-Advisors’ fees are at the low end of their respective fee schedules, the fact that the sub-advisory fee is established through arm’s length negotiations, and the range of fees the Sub-Advisor assesses to other clients, the Independent Directors concluded that HIMCO’s and 1st Source’s profitability from its relationship with the U.S. Treasury Fund and Income Fund, respectively, is not unreasonable.

In addition to the above, the Independent Directors also considered that the Advisor benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute a Fund’s purchases and sales of securities, as described in further detail below.

WASATCH FUNDS — Supplemental Information (continued)

D.	ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

In reviewing advisory fees, the Independent Directors recognized that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above certain levels. With respect to funds investing in small and micro cap companies (including the Emerging Markets Small Cap, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Core Growth, Global Opportunities, International Growth and Ultra Growth Funds), the Independent Directors recognized that the economies of scale and profit potential that may be achieved may be limited. In this regard, the Independent Directors were aware that it is more difficult to replicate performance in the small and micro cap funds at larger asset sizes and therefore, as noted above, a Fund may be closed to new and/or existing shareholders from time to time. This practice enhances the Advisor’s focus on achieving performance by maintaining assets at levels it can effectively manage but may limit economies of scale derived from a larger asset base. The Independent Directors, as noted, also recognized that this practice may limit the Advisor’s profit potential from earning additional fees on a larger asset base and expose the Advisor to reduced revenues caused by asset outflows when Funds are closed to investors. The Independent Directors also noted the costs associated with the Advisor’s research intensive investment approach. With respect to the larger-cap Funds, the Independent Directors further recognized the Advisor’s position that to the extent economies of scale exist, the proposed level of advisory fee reflects such economies of scale. In addition, the Independent Directors recognized the reduction in assets under management of the Funds during the past year and the corresponding impact on the Advisor to reimburse fees pursuant to its expense limitation agreement discussed above. Considering the factors above, the Independent Directors concluded the absence of breakpoints was acceptable and that such economies as exist are adequately reflected in the Advisor’s fee structure.

E.	INDIRECT BENEFITS

In evaluating fees, the Independent Directors also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Directors considered that the Advisor benefits from soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s brokerage transactions. The Advisor may receive soft dollar benefits from each Fund, subject to the exceptions noted below for the sub-advised Funds. The Independent Directors reviewed information regarding the soft dollar arrangements including, among other things, the commissions paid, the research credits earned and the services provided. Further, the Independent Directors at prior meetings have had extensive discussions regarding the soft dollar arrangements. The Independent Directors recognized that soft dollar arrangements provide benefits to the Advisor derived from a Fund’s transactions by obtaining research that it would otherwise have to acquire with hard dollars.

Accordingly, the Advisor’s profitability would be somewhat lower if it did not receive the research services pursuant to soft dollar arrangements. With respect to the Sub-Advisors, the Independent Directors recognized that HIMCO currently does not have soft dollar arrangements although 1st Source may benefit from soft dollar arrangements. The Independent Directors took these “fall out” benefits, if any, into account when reviewing the level of advisory or sub-advisory fees.

F.	APPROVAL OF NEW ADVISORY AND SUB-ADVISORY AGREEMENTS

The Independent Directors did not identify any single factor discussed previously as all-important or controlling. The Independent Directors, including a majority of Independent Directors, concluded that the terms of the New Advisory Agreement for each Fund, the New HIMCO Sub-Advisory Agreement for the U.S. Treasury Fund, and the New 1st Source Sub-Advisory Agreement for the Income Fund were fair and reasonable, that the Advisor’s and Sub-Advisors’ fees are reasonable in light of the services provided to the respective Fund, and that the New Advisory Agreement should be approved on behalf of each Fund and the New Sub-Advisory Agreements should be approved on behalf of the U.S. Treasury Fund and the Income Fund, respectively. With respect to the Trust, as noted above, because the Trust Advisory Agreement between the Trust and Advisor and the Trust Sub-Advisory Agreements between the Advisor and HIMCO and 1st Source on behalf of the applicable series of the Trust corresponding to the U.S. Treasury Fund and Income Fund were substantially similar to the New Advisory Agreement and applicable New Sub-Advisory Agreement approved with respect to the Company and its series, the considerations and findings of the Board with respect to the New Advisory Agreement and New Sub-Advisory Agreements are equally applicable to the approval of the Trust Advisory Agreement with the Advisor and the Trust Sub-Advisory Agreements with 1st Source and HIMCO on behalf of the applicable series of the Trust.

APPROVAL OF INTERIM AGREEMENTS

If necessary to ensure continuity of advisory services, the Interim Advisory Agreement and Interim Sub-Advisory Agreements will take effect upon the closing of the Transaction. The terms of the Interim Advisory Agreement and Interim Sub-Advisory Agreements are substantially identical to those of the corresponding Prior Advisory Agreement and Prior Sub-Advisory Agreements, respectively, except for the effective date, termination and escrow provisions required under applicable law. In light of the foregoing, the Board, including the Independent Directors, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Advisory Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the applicable Prior Advisory Agreement and Prior Sub-Advisory Agreements.

WASATCH FUNDS — Service Providers	MARCH 31, 2010

Investment Advisor

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Sub-Advisor for the U.S. Treasury Fund

Hoisington Investment Management Co.

6836 Bee Caves Rd.

Building 2, Suite 100

Austin, TX 78746

Sub-Advisor for the Wasatch-1st Source Income Fund

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Directors

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

WASATCH FUNDS — Guide to Understanding Financial Statements

Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds’ fiscal year which ends September 30. The semi-annual report is for the six months or period ending March 31. Additionally, the Funds’ schedules of investments for the first and third quarters of each fiscal year are available to shareholders as described on page 140. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

The holdings of each Wasatch Fund are detailed in the “Schedule of Investments.” This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in Common Stocks of companies which are grouped together by industry. The U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Wasatch-1st Source Income Fund invests primarily in fixed income securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in Short-Term Investments. Please see the prospectus under “Additional Information about the Funds.”

STATEMENTS OF ASSETS AND LIABILITIES

These financial statements show the Assets and Liabilities of a Fund on the last day of the reporting period. A Fund’s Assets include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. Liabilities are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund’s Net Assets.

Net Assets consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. Capital stock is stock authorized by a company’s charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. Paid-in capital in excess of par is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as “Capital stock” on the books of the Fund, and $9.99 would be accounted for under “Paid-in capital in excess of par.” Undistributed net investment income or loss is the amount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend.

Undistributed net realized gain (loss) on investments is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. Net unrealized appreciation (depreciation) on investments is the change in value from the purchase price of securities a Fund continues to hold.

The number of shares a Fund is authorized to sell can be found under Capital Stock, $.01 par value. Issued and outstanding indicates the number of shares owned by shareholders.

Net Asset Value (NAV), Redemption Price and Offering Price Per Share shows the value of one outstanding share of a Fund on the date of the report. A Fund’s share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds’ prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund’s operation can be found under “Financial Highlights” on page 149.

STATEMENTS OF OPERATIONS

Statements of Operations show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund’s holdings during the reporting period.

Investment Income shows Interest and Dividends earned from interest-bearing and dividend-paying securities in a Fund’s portfolio.

Expenses show the various fees and expenses paid out of a Fund’s assets such as the fee paid to Wasatch Advisors, the Funds’ investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and trustees’ fees. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

Net Investment Income (Loss) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses.

Net realized gain (loss) on investments and foreign currency translations is the net gain or loss on securities a Fund has sold. Change in unrealized appreciation (depreciation) on investments and foreign currency translations is the change in value of securities a Fund continues to hold.

Net gain (loss) on investments is the result of changes in the market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

Net Assets are a Fund’s remaining assets after taking into consideration any liabilities. Statements of Changes in Net

MARCH 31, 2010 (UNAUDITED)

Assets show the increase or decrease in a Fund’s net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund’s net assets. Operations is a summary of the Statements of Operations. It includes investment income or loss, net realized gain or loss on investments and foreign currency translations a Fund has sold as well as appreciation or depreciation in the value of investments a Fund continues to hold.

Dividends are distributed by Wasatch Funds to sharehold-ers when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distribu- tions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a “regulated investment company.”

Capital share transactions are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

The Financial Highlights contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

Net Asset Value (NAV) is defined under “Statements of Assets and Liabilities” on page 148. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund’s shares over the reporting period, but not its total return.

Income (loss) from investment operations shows how the share price was affected by a Fund’s operations on a per share basis. Net investment income (loss) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses. Net realized and unrealized gains (losses) on securities is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

Distributions are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend date of the distribution. A FUND’S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

Supplemental data and ratios are provided to help you better understand your investment. Net assets, end of period, are the net assets of a Fund on the reporting date. Ratio of expenses to average net assets shows the total of a Fund’s operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Ratio of net investment income to average net assets shows a Fund’s net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Portfolio turnover rate measures a Fund’s buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund’s portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT MAIL

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

ONLINE

www.wasatchfunds.com

shareholderservice@wasatchfunds.com

Semi-Annual Report & Quarterly Commentaries

WASATCH
FUNDS
Deeper, Disciplined Investing™

800.551.1700 • www.wasatchfunds.com

Semi-Annual Report &

Quarterly Commentaries

WASATCH

FUNDS

Deeper, Disciplined InvestingTM

800.551.1700 • www.wasatchfunds.com

Item 2:	Code of Ethics.

Not required.

Item 3:	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not required.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ SAMUEL S. STEWART, JR.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date: June 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ SAMUEL S. STEWART, JR.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date: June 4, 2010

By:	/s/ CINDY B. FIRESTONE
Cindy B. Firestone
Treasurer (principal financial officer) of Wasatch Funds Trust

Date: June 4, 2010